        As filed with the Securities and Exchange Commission on July 31, 1997

                                                                File No. 2-67052
                                                               File No. 811-3023
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Post-Effective Amendment No. 43

                                         and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                   Amendment No. 45

--------------------------------------------------------------------------------

                                     FORUM FUNDS
                             (Formerly Forum Funds, Inc.)
                (Exact Name of Registrant as Specified in its Charter)

                     Two Portland Square, Portland, Maine  04101
                       (Address of Principal Executive Office)

           Registrant's Telephone Number, including Area Code: 207-879-1900

--------------------------------------------------------------------------------

                                  Max Berueffy, Esq.
                            Forum Financial Services, Inc.
                     Two Portland Square, Portland, Maine  04101
                       (Name and Address of Agent for Service)

                             Copies of Communications to:
                              Anthony C.J. Nuland, Esq.
                                   Seward & Kissel
                                 1200 G Street, N.W.
                               Washington, D.C.  20005

--------------------------------------------------------------------------------

It is proposed that this filing will become effective:
      X       immediately upon filing pursuant to Rule 485, paragraph (b)
    -----
              on [   ] pursuant to Rule 485, paragraph (b)
    -----
              60 days after filing pursuant to Rule 485, paragraph (a)(i)
    -----
              75 days after filing pursuant to Rule 485, paragraph (a)(ii)
    -----
              on [   ] pursuant to Rule 485, paragraph (a)(ii)
    -----

              ----- this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no fee is payable herewith. Registrant filed a Rule 24f-2 notice for its most recent fiscal year ended March 31, 1997, on May 29, 1997.

                                CROSS REFERENCE SHEET
                            (AS REQUIRED BY RULE 404(a))

                                        PART A
                                        ------

  (Prospectuses offering Shares of Daily Assets Treasury Fund, Daily Assets Government Fund, Daily Assets Cash Fund, Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Value Fund, Payson Balanced Fund, Austin Global Equity Fund and Oak Hall Equity Fund)

FORM N-1A                                    LOCATION IN PROSPECTUS
 ITEM NO.                                         (CAPTION)
---------                                    ----------------------

Item 1.      Cover Page:                     Cover Page

Item 2.      Synopsis:                       Prospectus Summary

Item 3.      Condensed Financial
             Information:                    Financial Highlights; Other
                                             Information - Performance
                                             Information

Item 4.      General Description
             of Registrant:                  Prospectus Summary;
                                             Investment Objective and Policies;
                                             Other Information

Item 5.      Management of the Fund:         Prospectus Summary; Management

Item 6.      Capital Stock and
             Other Securities                Investment Objective and Policies;
                                             Dividends and Tax Matters; Other
                                             Information - The Trust and its
                                             Shares

Item 7.      Purchase of Securities
             Being Offered:                  Purchases and Redemptions of
                                             Shares; Other Information -
                                             Determination of Net Asset Value;
                                             Management

Item 8.      Redemption or Repurchase
             of Shares:                      Purchases and Redemptions of Shares

Item 9.      Pending Legal Proceedings       Not Applicable

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 404(c))

                                       PART A
                               (All other Prospectuses)

                            Not Applicable in this Filing

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 404(a))

                                       PART B


     (Statements of Additional Information offering Shares of Daily Assets Treasury Fund, Daily Assets Government Fund, Daily Assets Cash Fund, Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Value Fund, Payson Balanced Fund, Austin Global Equity Fund and Oak Hall Equity Fund)



                                               LOCATION IN STATEMENT
FORM N-1A                                    OF ADDITIONAL INFORMATION
 ITEM NO.                                            (CAPTION)
----------                                   -------------------------

Item 10.     Cover Page:                     Cover Page

Item 11.     Table of Contents:              Cover Page

Item 12.     General Information and
             History:                        Management; Other Information

Item 13.     Investment Objectives and
             Policies:                       Investment Policies; Investment
                                             Limitations

Item 14.     Management of the Registrant:   Management

Item 15.     Control Persons and
             Principal Holders of
             Securities:                     Other Information

Item 16.     Investment Advisory
             and Other Services:             Management; Other Information -
                                             Custodian, Counsel, Auditors

Item 17.     Brokerage Allocation
             and Other Practices:            Portfolio Transactions

Item 18.     Capital Stock and
             Other Securities:               Determination of Net Asset Value

Item 19.     Purchase, Redemption and
             Pricing of Securities Being
             Offered:                        Determination of Net Asset Value;
                                             Additional Purchase and Redemption
                                             Information

Item 20.     Tax Status:                     Taxation

Item 21.     Underwriters:                   Management

Item 22.     Calculation of
             Performance Data:               Performance Data

Item 23.     Financial Statements:           Financial Statements

                                CROSS REFERENCE SHEET
                             (AS REQUIRED BY RULE 404(c))

                                       PART B
                               (All other Prospectuses)

                            Not Applicable in this Filing

                              FRONT COVER TO COME

FORUM FUNDS


DAILY ASSETS TREASURY FUND
DAILY ASSETS GOVERNMENT FUND
DAILY ASSETS CASH FUND

                                   PROSPECTUS


                                 August 1, 1997

--------------------------------------------------------------------------------

THIS PROSPECTUS OFFERS SHARES OF DAILY ASSETS TREASURY FUND, DAILY ASSETS GOVERNMENT FUND AND DAILY ASSETS CASH FUND (EACH A "FUND"), WHICH ARE DIVERSIFIED PORTFOLIOS OF FORUM FUNDS (THE "TRUST"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY. EACH FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO PROVIDE ITS SHAREHOLDERS WITH HIGH CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.

     DAILY ASSETS TREASURY FUND invests primarily in obligations issued or guaranteed by the United States Treasury or by certain agencies and instrumentalities of the United States Government with a view toward providing income that is generally considered exempt from state and local income taxes.

     DAILY ASSETS GOVERNMENT FUND invests primarily in obligations of the U.S. Government, its agencies and instrumentalities, and in repurchase agreements backed by these obligations.

     DAILY ASSETS CASH FUND invests in a broad spectrum of high-quality money market instruments.

EACH FUND CURRENTLY SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A SEPARATE PORTFOLIO OF A REGISTERED, OPEN-END MANAGEMENT INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. SEE "PROSPECTUS SUMMARY" AND "OTHER INFORMATION - FUND STRUCTURE."

Shares of the Funds are offered to investors at a price equal to the next determined net asset value without any sales charge.


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated August 1, 1997, as may be amended from time to time (the "SAI"), which contains more detailed information about the Trust and the Funds and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust's transfer agent, Forum Financial Corp. at P.O. Box 446, Portland, Maine 04112, (207) 879-0001 or (800) 94FORUM.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.


                               TABLE OF CONTENTS


                                                            Page
        1.   Prospectus Summary..........................          2
        2.   Financial Highlights........................          4
        3.   Investment Objective and Policies...........          5
        4.   Management..................................          9

                                                            Page
        5.   Purchases and Redemptions of Shares.........         10
        6.   Dividends and Tax Matters...................         15
        7.   Other Information...........................         16
             Account Application


FUND SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER FEDERAL AGENCY.

THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS

    THE FUNDS. Each Fund seeks to achieve its investment objective by investing all of its investable assets in a separate series of Core Trust (Delaware) ("Core Trust"), itself a registered open-end management investment company. Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund invest in each of Treasury Portfolio, Government Cash Portfolio and Cash Portfolio (each a "Portfolio" and collectively the "Portfolios"), respectively. Accordingly, the investment experience of each Fund will correspond directly with the investment experience of its corresponding Portfolio. See "Other Information - Fund Structure."


    MANAGEMENT. Forum Administrative Services, LLC ("FAS") supervises the overall management of the Funds and Forum Financial Services, Inc. ("FFSI") is the distributor of the Funds' shares. Forum Advisors, Inc. ("Forum Advisors") is the investment adviser of Treasury Portfolio and provides professional management of that Portfolio's investments. Linden Asset Management, Inc. ("Linden") is the investment adviser of Government Cash Portfolio and Cash Portfolio and provides professional management of those Portfolios' investments. Forum Advisors and Linden provide certain subadvisory assistance for the Portfolios they do not directly advise. The Trust's transfer agent, dividend disbursing agent and shareholder servicing agent (the "Transfer Agent") is Forum Financial Corp. See "Management."



    SHAREHOLDER SERVICING. The Trust has adopted a Shareholder Service Plan relating to Shares of each Fund under which FAS is compensated for various shareholder servicing activities. See "Management - Shareholder Servicing."


    PURCHASES AND REDEMPTIONS. Shares of the Funds may be purchased and redeemed Monday through Friday except on customary national business holidays, Good Friday and other days that the Federal Reserve Bank of San Francisco is closed ("Fund Business Days"). Shares of the Funds are offered without a sales charge and may be redeemed without charge at the next determined net asset value. The minimum initial investment is $10,000 ($2,000 for IRAs, $2,500 for exchanges) and the minimum subsequent investment is $500. Shareholders may elect to have redemptions of over $5,000 transferred by bank wire to a designated bank account. See "Purchases and Redemptions of Shares."

    EXCHANGE PROGRAM. Shareholders of a Fund may exchange their shares without charge for shares of the other Funds and for the shares of certain other funds of the Trust not offered by this Prospectus. See "Purchases and Redemptions of Shares - Exchanges."

    DIVIDENDS. Dividends of net investment income are declared daily and paid monthly by each Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. See "Dividends and Tax Matters."


    RISK FACTORS. There can be no assurance that each Fund will achieve its investment objective, nor can there be any assurance that each Fund will maintain a stable net asset value of $1.00 per share. Although the Portfolios invest in money market instruments, an investment in any Fund involves certain risks, depending on the types of investments made and the types of investment techniques employed. All investments by the Portfolios entail some risk. Certain investments and investment techniques, however, entail additional risks, such as investments in variable and floating rate securities, zero-coupon securities and forward commitment securities. The use of leverage by a Portfolio through borrowings and other investment techniques involves additional risks. For more details about each Fund and its investments and risks, see "Investment Objective and Policies." By investing solely in Treasury Portfolio, Government Cash Portfolio and Cash Portfolio, Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund, respectively, may achieve certain efficiencies and economies of scale. Nonetheless, these investments could also have potential adverse effects on the applicable Fund. Investors in the Funds should consider these risks, as described under "Other Information - Core Trust Structure."

EXPENSES OF INVESTING IN THE FUNDS

    The purpose of the following table is to assist investors in understanding the various expenses that an investor in a Fund will bear directly or indirectly. The table reflects the combined expenses of each Fund and its corresponding Portfolio. There are no transaction expenses associated with purchases, redemptions or exchanges of Fund shares.


ANNUAL FUND OPERATING EXPENSES (1)


(as a percentage of average net assets, after applicable expense reimbursements)


                                      Daily Assets
                       Daily Assets    Government    Daily Assets
                       Treasury Fund      Fund         Cash Fund
                       -------------  -------------  -------------
Management Fees
 (after fee
 waivers)(2).........        0.09%          0.09%          0.07%
Rule 12b-1 Fees......         None           None           None
Other Expenses
 (after expense
reimbursements)(3)...        0.41%          0.46%          0.48%
                            ------         ------         ------
Total Fund Operating
 Expenses (3)........        0.50%          0.55%          0.55%



    (1) For a further description of the various expenses incurred in the operation of the Funds and the Portfolios, see "Management." The amount of expenses for Daily Assets Treasury Fund is based on actual expenses incurred during the Fund's most recent fiscal year ended March 31, 1997. The amount of expenses for Daily Assets Government Fund and Daily Assets Cash Fund is based on estimated annualized expenses for the Funds' first fiscal year of operations. Each Fund's expenses include the Fund's pro rata portion of all expenses of its corresponding Portfolio, which are borne indirectly by Fund shareholders.



    (2) Management Fees include all administration fees and investment advisory fees incurred by the Funds and the Portfolios; as long as its assets are invested in a Portfolio, a Fund pays no investment advisory fees directly. Absent waivers (estimated waivers in the case of Daily Assets Government Fund and Daily Assets Cash Fund), Management Fees for each of Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund would be 0.25%, 0.25% and 0.25%, respectively. Fee waivers are voluntary and may be reduced or eliminated at any time.



    (3) Absent expense reimbursements (estimated reimbursements in the case of Daily Assets Government Fund and Daily Assets Cash Fund) and fee waivers, Other Expenses and Total Fund Operating Expenses would be 0.74% and 0.99%, respectively, in the case of Daily Assets Treasury Fund, 0.78% and 1.02%, respectively, in the case of Daily Assets Government Fund and 0.81% and 1.06%, respectively, in the case of Daily Assets Cash Fund. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time.


EXAMPLE

    Following is a hypothetical example that indicates the dollar amount of expenses that an investor in a Fund would pay assuming (i) the investment of all of the Fund's assets in the Portfolio, (ii) a $1,000 investment in the Fund,
(iii) a 5% annual return, (iv) the reinvestment of all dividends and distributions and (v) redemption at the end of each period:

                           1 Year   3 Years   5 Years   10 Years
                           ------   -------   -------   --------
Daily Assets Treasury
 Fund....................    $5       $16       $28       $63
Daily Assets Government
 Fund....................    $6       $18       N/A       N/A
Daily Assets Cash Fund...    $6       $18       N/A       N/A

    The example is based on the expenses listed in the Annual Fund Operating Expenses table, which assumes the continued waiver and reimbursement of certain fees and expenses. The five percent annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS


    The following information represents selected data for a single share outstanding of Daily Assets Treasury Fund and Daily Assets Cash Fund. The information for Daily Assets Treasury Fund was audited by Deloitte & Touche LLP, independent auditors. The financial statements for Daily Assets Treasury Fund and independent auditors' report thereon for the fiscal year ended March 31, 1997 are incorporated by reference into the SAI. Further information about the Fund's performance is contained in the Fund's annual report to shareholders which may be obtained from the Trust without charge. The information for Daily Assets Cash Fund is unaudited. Daily Assets Cash Fund commenced operations on October 1, 1996. The financial statements for the Fund for the period October 1, 1996 through February 28, 1997 are set forth in Appendix B to the SAI and may be obtained from the Trust without charge. As of July 31, 1997, Daily Assets Government Fund had not commenced operations.



                                                                                             DAILY ASSETS
                                                 DAILY ASSETS TREASURY FUND                    CASH FUND
                                                    Year Ended March 31,                     Period Ended
                                   -------------------------------------------------------  ---------------
                                     1997       1996       1995       1994       1993(a)     2/28/97(a)(c)
                                   ---------  ---------  ---------  ---------  -----------  ---------------
Net Asset Value, Beginning of
 Period                            $    1.00  $    1.00  $    1.00  $    1.00   $    1.00      $    1.00
                                   ---------  ---------  ---------  ---------  -----------        ------
Investment Operations:
  Net Investment Income                 0.05       0.05       0.04       0.03        0.02           0.02
  Net Realized and Unrealized
   Gain (Loss) on Investments         --         --         --         --          --             --
                                   ---------  ---------  ---------  ---------  -----------        ------
Total from Investment Operations        0.05       0.05       0.04       0.03        0.02           0.02
                                   ---------  ---------  ---------  ---------  -----------        ------
Distributions From:
  Net Investment Income                (0.05)     (0.05)     (0.04)     (0.03)      (0.02)         (0.02)
  Net Realized Gain on
   Investments                        --         --         --         --          --             --
                                   ---------  ---------  ---------  ---------  -----------        ------
Total Distributions                    (0.05)     (0.05)     (0.04)     (0.03)      (0.02)         (0.02)
                                   ---------  ---------  ---------  ---------  -----------        ------
Net Asset Value, End of Period     $    1.00  $    1.00  $    1.00  $    1.00   $    1.00      $    1.00
                                   ---------  ---------  ---------  ---------  -----------        ------
                                   ---------  ---------  ---------  ---------  -----------        ------
Total Return                            4.80%      5.18%      4.45%      2.83%       3.13%(b)         5.11%(b)
Ratio/Supplementary Data:
Net Assets at End of Period
 (000's omitted)                   $  43,975  $  43,103  $  36,329  $  26,505   $   4,687      $   7,572
Ratios to Average Net Assets:
  Expenses Including
   Reimbursement/Waiver                 0.50%      0.50%      0.37%      0.33%       0.22%(b)         0.55   %(b)
  Expenses Excluding
   Reimbursement/Waiver                 0.99%      1.06%      1.10%      1.17%       2.43  (b)         1.21   %(b)
  Net Investment Income Including
   Reimbursement/Waiver                 4.70%      5.01%      4.45%      2.82%       2.92  (b)         4.91   %(b)



(a) Daily Assets Treasury Fund and Daily Assets Cash Fund commenced operations on July 1, 1992 and October 1, 1996, respectively.



(b) Annualized.



(c) Unaudited.

3. INVESTMENT OBJECTIVE AND POLICIES

    Each Fund has a fundamental investment policy that allows it to invest all of its investable assets in its corresponding Portfolio. All other investment policies of each Fund and its corresponding Portfolio are substantially identical. Therefore, although the following discusses the investment policies of the Portfolios (and the responsibilities of Core Trust's board of trustees (the "Core Trust Board")), it applies equally to the Funds (and the Trust's board of trustees (the "Board")).

INVESTMENT OBJECTIVE

    The investment objective of each Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has the same investment objective. There can be no assurance that any Fund or Portfolio will achieve its investment objective or maintain a stable net asset value.

INVESTMENT POLICIES


    Each Portfolio invests only in high quality, short-term money market instruments that are determined by its investment adviser, pursuant to procedures adopted by the Core Trust Board, to be eligible for purchase and to present minimal credit risks. High quality instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in the highest rating category by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by the investment adviser to be of comparable quality. A description of the rating categories of certain NRSROs, such as Standard & Poor's and Moody's Investors Service, Inc., is contained in the SAI.



    Each Portfolio invests only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated under Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act")) and maintains a dollar-weighted average portfolio maturity of 90 days or less. Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities, each Portfolio will not invest more than 5% of its total assets in the securities of any one issuer. As used herein, "U.S. Government Securities" means obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.



    A Portfolio's yield will tend to fluctuate inversely with prevailing market interest rates. For instance, in periods of falling market interest rates, yields will tend to be somewhat higher than those rates. Although each Portfolio only invests in high quality money market instruments, an investment in a Portfolio is subject to risk even if all securities in the Portfolio's portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value when there is a change in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.


TREASURY PORTFOLIO

    Treasury Portfolio seeks to attain its investment objective by investing primarily in obligations issued or guaranteed as to principal and interest by the United States Treasury ("U.S. Treasury Securities"). Under normal market conditions, the Portfolio will invest at least 65% of its total assets in U.S. Treasury Securities, such as Treasury bills and notes. The Portfolio may also invest up to 35% of its total assets in other U.S. Government Securities. The Portfolio invests with a view toward providing income that is generally considered exempt from state and local income taxes. The Portfolio will purchase a U.S. Government Security that is not backed by the full faith and credit of the U.S. Government only if that security has a remaining maturity of thirteen months or less.

    Among the U.S. Government Securities in which the Portfolio may invest are obligations of the Farm Credit System, Farm Credit System Financial Assistance Corporation, Federal Financing Bank, Federal Home Loan Banks, General Services Administration, Student Loan Marketing Association, and Tennessee Valley Authority. See "Investment Policies - Government Cash Portfolio." Income on these obligations and the obligations of certain other agencies and instrumentalities is generally not subject to state and local income taxes by Federal law. In addition, the income received by Fund shareholders that is attributable to these investments will also be exempt in most states from state and local income taxes. Shareholders should determine through consultation with their own tax advisers whether and to what extent dividends payable by the Fund from interest received with respect to its investments will be considered to be exempt from state and local income taxes in the shareholder's state. Shareholders similarly should determine whether the capital gain and other income, if any, payable by the Fund will be subject to state and local income taxes in the shareholder's state. See "Dividend and Tax Matters."

    U.S. GOVERNMENT ZERO COUPON SECURITIES. The Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other securities in which the Portfolio may invest. See "Dividends and Tax Matters - Taxes."

GOVERNMENT CASH PORTFOLIO

    Government Cash Portfolio seeks to attain its investment objective by investing, under normal circumstances, at least 65% of its assets in U.S. Government Securities and in repurchase agreements backed by U.S. Government Securities. The U.S. Government Securities in which the Portfolio may invest include securities issued by the U.S. Treasury and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration. In addition, the U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

CASH PORTFOLIO

    Cash Portfolio seeks to attain its investment objective by investing in a broad spectrum of money market instruments. The Portfolio may invest in (i) obligations of domestic financial institutions, (ii) U.S. Government Securities (see "Investment Policies - Government Cash Portfolio") and (iii) corporate debt obligations of domestic issuers.

    Financial institution obligations include negotiable certificates of deposit, bank notes, bankers' acceptances and time deposits of banks (including savings banks and savings associations) and their foreign branches. The Portfolio limits its investments in bank obligations to banks which at the time of investment have total assets in excess of one billion dollars. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bank notes are debt obligations of a bank. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which could reduce the Portfolio's yield.

    Corporate debt obligations include commercial paper (short-term promissory notes) issued by companies to finance their, or their affiliates', current obligations. The Portfolio may also invest in commercial paper or other corporate securities issued in "private placements" that are restricted as to disposition under the Federal securities laws ("restricted securities"). Any sale of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption therefrom. Some of these restricted securities, however, are eligible for resale to institutional investors, and accordingly, a liquid market may exist for them. Pursuant to guidelines adopted by the Core Trust Board, the investment adviser will determine whether each such investment is liquid.

ADDITIONAL INVESTMENT POLICIES


    Each Fund's and each Portfolio's investment objective and certain investment limitations, as described in the SAI, are fundamental and therefore, may not be changed without approval of the holders of a majority of the Fund's or Portfolio's, as applicable, outstanding voting securities (as defined in the 1940 Act). Except as otherwise indicated herein or in the SAI, investment policies of a Fund or a Portfolio may be changed by the applicable board of trustees without shareholder approval. Each Portfolio may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but not in excess of 33 1/3% of the value of the Portfolio's total assets. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Portfolio's total assets. Each Portfolio is permitted to hold cash in any amount pending investment in securities and may invest in other investment companies that intend to comply with Rule 2a-7 and have substantially similar investment objectives and policies. A further description of the Funds' and the Portfolios' investment policies is contained in the SAI.



    REPURCHASE AGREEMENTS. Each of Government Cash Portfolio and Cash Portfolio may seek additional income by entering into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. Core Trust holds the underlying collateral, which is maintained at not less than 100% of the repurchase price. Repurchase agreements involve certain credit risks not associated with direct investment in securities. Each Portfolio, however, intends to enter into repurchase agreements only with sellers which its investment adviser believes present minimal credit risks in accordance with guidelines established by the Core Trust Board. In the event that a seller defaulted on its repurchase obligation, however, a Portfolio might suffer a loss.



    LIQUIDITY. To ensure adequate liquidity, each Portfolio may not invest more than 10% of its net assets in illiquid securities, including in the case of Government Cash Portfolio and Cash Portfolio, repurchase agreements not entitling the Portfolio to payment of principal within seven days. There may not be an active secondary market for securities held by a Portfolio. Each Portfolio's investment adviser monitors the liquidity of the Portfolio's investments.

    WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. In order to assure itself of being able to obtain securities at prices which it believes might not be available at a future time, each Portfolio's investment adviser may purchase securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price or yield is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Securities so purchased are subject to market price fluctuation and no interest on the securities accrues to a Portfolio until delivery and payment take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Commitments for when-issued or delayed delivery transactions will be entered into only when a Portfolio has the intention of actually acquiring the securities, but the Portfolio may sell the securities before the settlement date if deemed advisable. Failure by the other party to deliver a security purchased by a Portfolio may result in a loss or missed opportunity to make an alternative investment. The Trust's custodian will set aside and maintain in a segregated account cash and certain liquid, high-grade debt securities with a market value at all times equal to the amount of the Fund's forward commitment obligations. As a result of entering into forward commitments, the Funds are exposed to greater potential fluctuations in the value of their assets and net asset values per share.


    VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Portfolios invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on these securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Those securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

    No Portfolio may purchase a variable or floating rate security whose interest rate is adjusted based on a long-term interest rate or index, on more than one interest rate or index, or on an interest rate or index that materially lags behind short-term market rates (these prohibited securities are often referred to as "derivative" securities). All variable and floating rate securities purchased by a Portfolio will have an interest rate that is adjusted based on a single short-term rate or index, such as the Prime Rate.

    FINANCIAL INSTITUTION GUIDELINES. Government Cash Portfolio invests only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators. In addition the Portfolio does not intend to hold in its portfolio any securities or instruments that would be subject to restriction as to amount held by a National bank under Title 12, Section 24 (Seventh) of the United States Code. See "Investments By Financial Institutions" in the SAI. In addition, the Portfolio limits its investments to those permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act and the applicable rules and regulations of the National Credit Union Administration. Government Cash Portfolio limits its investments to investments that are legally permissible for Federally chartered savings associations without limit as to percentage and to investments that permit Fund shares to qualify as liquid assets and as short-term liquid assets.

4. MANAGEMENT


    The business of the Trust is managed under the direction of the Board and the business of Core Trust is managed under the direction the Core Trust Board. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust. The Core Trust Board performs similar functions for the Portfolios and Core Trust. The SAI contains general background information about the trustees and officers of the Trust and Core Trust.



ADMINISTRATOR



    Subject to the supervision of the Board, FAS supervises the overall management of the Trust. FAS, FFSI, Forum Advisors and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment company and financial services industry. As of the date of this Prospectus, FAS and FFSI acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $18 billion and FAS, FFSI, Forum Advisors and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.



    FAS supervises all aspects of the Funds' operations, including the receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and certain persons to serve as officers and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to operate the Trust effectively. Those officers, as well as certain employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAS and its affiliates. For these services and facilities, FAS receives a fee at an annual rate of 0.10% of the daily net assets of each Fund. FFSI serves as administrator of Core Trust and provides administrative services for each Portfolio that are similar to those provided to the Funds. For its administrative services to the Portfolios, FFSI receives a fee at an annual rate of 0.10% of the daily net assets of Treasury Portfolio and 0.05% of the daily net assets of each of Government Cash Portfolio and Cash Portfolio.



DISTRIBUTOR



    FFSI acts as distributor of the Trust's shares pursuant to a Distribution Agreement with the Trust. As distributor of each Fund, FFSI acts as the agent of the Trust in connection with the offering of shares of the Funds. FFSI receives no fee for distribution of Fund shares. FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.


ADVISERS

    Subject to the general supervision of the Core Trust Board, Forum Advisors makes investment decisions for Treasury Portfolio and monitors that Portfolio's investments and Linden makes investment decisions for Government Cash Portfolio and Cash Portfolio and monitors those Portfolios' investments. Forum Advisors, which is located at Two Portland Square, Portland, Maine 04101, provides investment advisory services to five other mutual funds. Linden, which is located at 812 N. Linden Drive, Beverly Hills, California 90210, is controlled by Anthony R. Fischer, Jr., who is its sole stockholder, director, and officer, and provides investment advisory services to one other portfolio of Core Trust. Forum Advisors and Linden act also as investment sub-advisers to the Portfolios that they do not manage on a daily basis and from time to time may provide each other with assistance regarding the other's advisory responsibilities. These services may include management of part of or all of the Portfolios' investment portfolios.

    For its services, Forum Advisors receives an advisory fee at an annual rate of 0.05% of Treasury Portfolio's average daily net assets. For its services, Linden receives from each of Government Cash Portfolio and Cash Portfolio an advisory fee based upon the total average daily net assets of those Portfolios and the other portfolio of Core Trust that Linden advises ("Total Portfolio Assets"). Linden's fee is calculated at an annual rate on a cumulative basis as follows: 0.05% of the first $200 million of Total Portfolio Assets, 0.03% of the next $300 million of Total Portfolio Assets, and 0.02% of the remaining Total Portfolio Assets. A Fund's expenses include the Fund's pro rata portion of the advisory fee paid by the corresponding Portfolio. To the extent Forum Advisors or Linden has delegated its responsibilities to the other, Forum Advisors or Linden pays its advisory fee accrued for such period of time to the other. Currently, it is anticipated that Linden will delegate responsibility for portfolio management infrequently to Forum Advisors.

SHAREHOLDER SERVICING


    Shareholder inquiries and communications concerning the Funds may be directed to the Transfer Agent at the address and telephone numbers on the first page of this Prospectus. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares. The Transfer Agent also performs other transfer agency functions and acts as dividend disbursing agent for the Trust. For its services, the Transfer Agent is paid a transfer agent fee at an annual rate of 0.25% of the average daily net assets of each Fund plus $12,000 per year and certain account and additional class charges and is reimbursed for certain expenses incurred on behalf of the Funds.



    The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be its affiliates, who agree to comply with the terms of the Transfer Agent's agreement with the Trust. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust. Forum Accounting Services, LLC performs portfolio accounting services for the Fund, including determination of the Fund's net asset value per share, pursuant to an agreement with the Trust and is paid a fee for these services.


EXPENSES OF THE TRUST


    The Fund's expenses comprise Trust expenses attributable to the Fund, which are charged to the Fund, and expenses not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to any obligations of FAS or Forum Advisors to reimburse the Trust for excess expenses, the Trust pays for all of its expenses. Each service provider in its sole discretion may elect to waive (or continue to waive) all or any portion of its fees, which are accrued daily and paid monthly, and may reimburse a Fund for certain expenses. Any such waivers or reimbursements would have the effect of increasing a Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.


5. PURCHASES AND REDEMPTIONS OF SHARES

GENERAL INFORMATION

    All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege, upon appropriate notice to shareholders, and may charge a fee for certain shareholder services, although no such fees are currently contemplated.


    PURCHASES. Fund shares are sold at a price equal to their net asset value next-determined after acceptance of an order, on each Fund Business Day. Fund shares are issued immediately after an order for the shares in proper form, accompanied by funds on deposit at a Federal Reserve Bank ("Federal Funds"), is accepted by the Transfer Agent. Daily Assets Treasury Fund's net asset value is calculated at 12:00 p.m., Eastern Time, and Daily Assets Government Fund's and Daily Assets Cash Fund's net asset value is calculated at 2:00 p.m., Eastern Time. Fund shares become entitled to receive dividends on the next Fund Business Day after the order is accepted.


    Each Fund reserves the right to reject any subscription for the purchase of Fund shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

    REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared on or after the day on which the redemption becomes effective.

    Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the Shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.

    Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90-day period.

    The Trust employs reasonable procedures to ensure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust did not employ such procedures, it could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

    Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000.

PURCHASE AND REDEMPTION PROCEDURES


    Investors may open an account by completing the application at the back of this Prospectus or by contacting the Transfer Agent at the address on the first page of this Prospectus. For those shareholder services not referenced on the account application and to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from the Transfer Agent.

INITIAL PURCHASE OF SHARES


    There is a $10,000 minimum for initial investments in each Fund ($2,000 for individual retirement accounts, $2,500 for exchanges).


    BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the address on the cover page of this Prospectus. Checks are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on some non-member banks may take longer.


    BY BANK WIRE. To make an initial investment in a Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at 800-94FORUM (800-943-6786) or (207) 879-0001 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:



    BankBoston
    Boston, Massachusetts
    ABA# 011000390
    For Credit To: Forum Financial Corp.
    Account #: 541-54171
        Re: [Name of Fund]
         Account #: ______________
         Account Name: __________


    The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day. There may be a charge imposed by the bank for transmitting payment by wire, and there also may be a charge for the use of Federal Funds.


    THROUGH FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through certain broker-dealers, banks or other financial institutions ("Processing Organizations"), including affiliates of the Transfer Agent. Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to a Fund. The Trust is not responsible for the failure of any Processing Organization to promptly forward these requests.



    Investors who purchase or redeem shares in this manner will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in a Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Investors who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. Certain Processing Organizations may enter purchase orders with payment to follow. Certain states permit shares to be purchased and redeemed only through registered broker-dealers, including FFSI.


    The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers.

SUBSEQUENT PURCHASES OF SHARES

    There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check, by sending a bank wire or through a financial institution as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at 800-94FORUM (800-943-6786) or (207) 879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

    Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in the Fund monthly or quarterly. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES


    Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.


    BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.


    BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at 800-94FORUM (800-943-6786) or (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.



    BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day the redemption request in proper form is received by the Transfer Agent.


    AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.


    OTHER REDEMPTION MATTERS. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. A signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution acceptable to the Transfer Agent, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

    The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGES


    Shareholders may exchange their shares for shares of any other fund of the Trust or any other mutual fund managed by FAS that participates with the Funds in the exchange program (currently, Sound Shore Fund, Inc.). Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, the fund into which a shareholder is exchanging, including minimum investment requirements. The minimum amount required to open an account in a Fund through an exchange from another fund is $2,500. The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make, but each Fund reserves the right to limit excessive exchanges by any shareholder. See "Additional Purchase and Redemption Information" in the SAI.


    Exchanges may only be made between accounts registered in the same name. A completed account application must be submitted to open a new account in a Fund through an exchange if the shareholder requests any shareholder privilege not associated with the new account. Shareholders may only exchange into a fund if that fund's shares may legally be sold in the shareholder's state of residence.

    The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Accordingly, a shareholder may realize a capital gain or loss with respect to the shares redeemed. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

    If a shareholder exchanges into a fund that imposes a sales charge, that shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.


    BY MAIL. Exchanges may be accomplished by written instruction to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guarantee is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.



    BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder who has elected telephone exchange privileges by calling the Transfer Agent at 800-94FORUM

(800-943-6786) or (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.

INDIVIDUAL RETIREMENT ACCOUNTS


    Each of Daily Assets Government Fund and Daily Assets Cash Fund may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for IRAs is $2,000, and the minimum subsequent investment is $500. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, this deduction will be reduced if the individual or, in the case of a married individual either the individual or the individual's spouse, is an active participant in an employer-sponsored retirement plan and the individual (or in certain cases, the married couple has adjusted gross income above certain levels.


6. DIVIDENDS AND TAX MATTERS

DIVIDENDS

    Dividends of each Fund's net investment income are declared daily and paid monthly following the close of the last Fund Business Day of the month. Net capital gain realized by a Fund, if any, will be distributed annually. Fund shares become entitled to receive dividends on the day the shares are issued. Shares redeemed are not entitled to receive dividends declared on or after the day on which the redemption becomes effective.

    Shareholders may choose to have all dividends reinvested in additional shares of the Fund or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

    All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES


    TAX STATUS OF THE FUNDS. Each Fund intends to qualify or continue to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, each Fund will not be liable for Federal income taxes on the net investment income and capital gain distributed to its shareholders. Because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should also avoid Federal excise taxes.


    Dividends paid by each Fund out of its net investment income (including realized net short-term capital gain) are taxable to the shareholders of the Fund as ordinary income. Distributions of net long-term capital gain, if any, realized by a Fund are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund shares were held by the shareholder at the time of distribution.


    THE PORTFOLIOS. The Portfolios are not required to pay Federal income taxes on their net investment income and capital gain, as they are treated as partnerships for Federal income tax purposes. All interest, dividends and gains and losses of a Portfolio are deemed to have been "passed through" to the respective Fund in proportion to the Fund's holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.


    STATE AND LOCAL. Daily Assets Treasury Fund's investment policies are structured to provide shareholders, to the extent permissible by Federal and state law, with income that is exempt or excluded from income taxation at the state and local level. Many states (by statute, judicial decision or administrative action) do not tax dividends from a regulated investment company that are attributable to interest on obligations of the U.S. Treasury and certain U.S. Government agencies and instrumentalities if the interest on those obligations would not be taxable to a shareholder that held the obligation directly. As a result, substantially all dividends paid by this Fund to shareholders residing in certain states will be exempt or excluded from state income taxes. A portion of the dividends paid by Daily Assets Government Fund and Daily Assets Cash Fund to shareholders may be exempt or excluded from state income taxes, but these Funds are not managed to provide any specific amount of state tax-free income to shareholders.

    Shortly after the close of each year, a statement is sent to each shareholder of the Funds advising the shareholder of the portions of total dividends paid into the shareholder's account that is derived from each type of obligation in which the Funds have invested. These portions are determined for the entire year and on a monthly basis and, thus, are an annual or monthly average, rather than a day-by-day determination for each shareholder.

    GENERAL. Each Fund may be required by Federal law to withhold 31% of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to a Fund is correct and that the shareholder is not subject to backup withholding.

    Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but the Fund must include a portion of the original issue discount of the security as income. Because Daily Assets Treasury Fund distributes all of its net investment income, the Fund may have to sell portfolio securities to distribute imputed income, which may occur at a time when Forum Advisors would not have chosen to sell such securities and which may result in a taxable gain or loss.

    Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Funds will be mailed to shareholders shortly after the close of each year.

    The foregoing is only a summary of some of the important Federal and state tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

7. OTHER INFORMATION

PERFORMANCE INFORMATION


    The performance of a Fund may be quoted in advertising in terms of yield or total return. All performance information is based on historical results, may vary, is not intended to indicate future performance and, unless otherwise indicated, is net of all expenses. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of a Fund for a seven day period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the beginning of the seven day period. Performance information may in part be based upon the performance of the Portfolio in which a Fund invests.


    The Funds' advertisements may also reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Funds may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature, or reports to shareholders may contain performance rankings. This material is not to be considered representative or indicative of future performance.

BANKING LAW MATTERS

    Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought.

DETERMINATION OF NET ASSET VALUE


    The Trust determines the net asset value per share of Daily Assets Treasury Fund as of 12:00 p.m., Eastern Time, and of Daily Assets Government Fund and Daily Assets Cash Fund as of 2:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of the Fund's shares outstanding at the time the determination is made.



    In order to more easily maintain a stable net asset value per share, each Portfolio's portfolio securities are valued at their amortized cost (acquisition cost adjusted for amortization of premium or accretion of discount) in accordance with Rule 2a-7 under the 1940 Act. The Portfolios will only value their portfolio securities using this method if the Board and the Core Trust Board believes that it fairly reflects the market-based net asset value per share. If the market value of a Fund's portfolio deviates more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board will consider whether any action should be initiated to prevent any material dilutive effect on shareholders.


THE TRUST AND ITS SHARES

    The Trust is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create classes of shares within each series. There are currently fifteen series of the Trust.


    Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.


    From time to time certain shareholders may own a large percentage of shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of any shareholder vote.


FUND STRUCTURE

    CORE TRUST STRUCTURE. Each Fund invests all of its assets in its corresponding Portfolio of Core Trust, a business trust organized under the laws of the State of Delaware in September 1994 and registered under the 1940 Act as an open-end management investment company. Accordingly, a Portfolio directly acquires its own securities and its corresponding Fund acquires an indirect interest in those securities. The assets of each Portfolio belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust. Upon liquidation of a Portfolio, investors in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.


    THE PORTFOLIOS. The investment objective and fundamental investment policies of the Funds and the Portfolios can be changed only with shareholder approval. See "Prospectus Summary," "Investment Objective and Policies," and "Management" for a description of the Portfolios' investment objective, policies, restrictions, management, and expenses. A Fund's investment in a Portfolio is in the form of a non-transferable beneficial interest. As of the date of this Prospectus, Daily Assets Treasury Fund is the only investor that has invested all of its assets in Treasury Portfolio. There are other investors in Government Cash Portfolio and Cash Portfolio in addition to Daily Assets Government Fund and Daily Assets Cash Fund. See "Additional Information" below. All investors in a Portfolio invest on the same terms and conditions as the Funds and will pay a proportionate share of the Portfolio's expenses.


    The Portfolios normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to the relative value of its interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, a Fund will solicit proxies from shareholders of the Fund and will vote its interest in a Portfolio in proportion to the votes cast by its shareholders. There can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio.

    CONSIDERATIONS OF INVESTING IN A PORTFOLIO. A Fund's investment in a Portfolio may be affected by the actions of other large investors in the Portfolio, if any. If a large investor other than a Fund redeemed its interest in a Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. A Fund may withdraw its entire investment from a Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if other investors in the Portfolio, by a vote of shareholders, changed the investment objective or policies of the Portfolio in a manner not acceptable to the Board or not permissible by the Fund. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. If the Fund decided to convert those securities to cash, it usually would incur transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by Forum Advisors or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit Forum Advisors to manage the Fund's assets, could have a significant impact on shareholders of the Fund. Forum Advisors' experience in managing funds that utilize its "Core and Gateway" structure began in 1994.


    ADDITIONAL INFORMATION. Any other investment company that invests in a Portfolio may have a different expense ratio and different sales charges, including distribution fees, and each investment company's performance will be affected by its expenses and sales charges. Therefore, Fund shareholders may have different yields than shareholders in another investment company that invests exclusively in the Portfolio. For more information on any other investment companies that invest in a Portfolio, investors may contact Forum at 207-879-1900. If an investor invests in a Fund through a financial institution, the investor also may contact their financial institution to obtain information about any other investment company investing in a Portfolio.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                 (This page has been left blank intentionally.)

                               BACK COVER TO COME

                              FRONT COVER TO COME

FORUM FUNDS


INVESTORS BOND FUND
TAXSAVER BOND FUND

                                   PROSPECTUS


                                 August 1, 1997

--------------------------------------------------------------------------------

This Prospectus offers shares of Investors Bond Fund and TaxSaver Bond Fund (the "Funds"), each a non-diversified series of Forum Funds (the "Trust"), an open-end, management investment company.

    INVESTORS BOND FUND seeks to provide as high a level of current income as is consistent with capital preservation and prudent investment risk. The Fund invests primarily in a portfolio of investment grade debt securities.

    TAXSAVER BOND FUND seeks to provide shareholders with a high level of current income exempt from Federal income tax. The Fund invests principally in investment grade debt obligations issued by the states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities.

Shares of the Funds are offered to investors at a price equal to the next determined net asset value plus a maximum sales charge of 3.75% of the total public offering price (3.90% of the net amount invested).


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated August 1, 1997, as may be amended from time to time (the "SAI"), which contains more detailed information about the Trust and the Funds and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust's transfer agent, Forum Financial Corp. at P.O. Box 446, Portland, Maine, 04112, (207) 879-0001 or (800) 94FORUM.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.


                               TABLE OF CONTENTS


                                                          Page
  1.  Prospectus Summary................................     2
  2.  Financial Highlights..............................     4
  3.  Investment Objective and Policies.................     6
                                                             6
      Investors Bond Fund...............................
                                                            12
      TaxSaver Bond Fund................................
  4.  Certain Risk Factors..............................    14

                                                          Page
  5.  Additional Investment Policies....................    15
  6.  Management........................................    19
  7.  Purchases and Redemptions of Shares...............    20
  8.  Dividends and Tax Matters.........................    27
  9.  Other Information.................................    29
      Account Application


FUND SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER FEDERAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS

INVESTMENT OBJECTIVES

    INVESTORS BOND FUND. The investment objective of the Fund is to provide as high a level of current income as is consistent with capital preservation and prudent investment risk. The Fund invests primarily in a portfolio of investment grade debt securities.

    TAXSAVER BOND FUND. The investment objective of the Fund is to provide shareholders with a high level of current income exempt from Federal income tax. The Fund invests principally in investment grade debt obligations issued by the states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities. See the "Investment Objectives and Policies" sections.

FUND MANAGEMENT


    The Funds' investment adviser is Forum Advisors, Inc. (the "Adviser"). The manager of the Trust is Forum Administrative Services, LLC ("FAS") and distributor of its shares is Forum Financial Services, Inc. ("FFSI"). Forum Financial Corp. (the "Transfer Agent") serves as the Trust's transfer agent, dividend disbursing agent and shareholder servicing agent. Each of the Adviser, FAS, FFSI and the Transfer Agent are located at Two Portland Square, Portland, Maine 04101. See "Management."


PURCHASES AND REDEMPTIONS

    Shares of the Funds are offered at the next-determined net asset value per share plus any applicable sales charge. The minimum initial investment is $5,000 ($2,000 for IRAs; $2,500 for exchanges) and the minimum subsequent investment is $500. Shares may be redeemed without charge. See "Purchases and Redemptions of Shares."

EXCHANGE PROGRAM

    Shareholders of the Funds may exchange their shares without charge for the shares of certain other funds. See "Purchases and Redemptions of Shares - Exchanges."

DIVIDENDS

    Dividends of net investment income are declared daily and paid monthly by each Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. It is anticipated that substantially all of the dividends paid by TaxSaver Bond Fund will be exempt from Federal income taxes, including the Federal alternative minimum tax. See "Dividends and Tax Matters."

CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS

    There can be no assurance that any Fund will achieve its investment objective, and a Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Normally, the value of a Fund's investments varies inversely with changes in interest rates. Upon redemption, an investment in a Fund may be worth more or less than its original value. The Funds' investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that each Fund holds.

    All investments made by the Funds entail some risk. The Funds' investments in non-investment grade debt securities and investment techniques, however, entail certain additional risks, such as the potential use of leverage by a Fund through borrowings, securities lending, swap transactions and other investment techniques. See "Additional Investment Policies." Similarly, a Fund's use of mortgage- and asset-backed securities entails certain risks. See "Investment Objective and Policies - Investors Bond Fund - Mortgage-Backed Securities" and "- Asset-Backed Securities." The Funds are non-diversified and, therefore, have greater freedom to concentrate their investments than if they were diversified funds. See "Certain Risk Factors."

EXPENSES OF INVESTING IN THE FUND

    The purpose of the following table is to assist investors in understanding the various expenses that an investor in a Fund will bear directly or indirectly.


                                   Investors    TaxSaver
                                   Bond Fund   Bond Fund
                                   ----------  ----------
Shareholder Transaction Expenses
Maximum sales charge imposed on
 purchases (as a percentage of
 public offering price) (1)......       3.75%       3.75%
Exchange Fee.....................        None        None
Annual Fund Operating Expenses
 (2) (as a percentage of average
 net assets after applicable
 expense reimbursements and fee
 waivers)
Management Fees (after fee
 waivers) (3)....................       0.40%       0.40%
12b-1 Fees.......................        None        None
Other Expenses (after expense
 reimbursements) (4).............       0.30%       0.20%
Total Fund Operating Expenses
 (4).............................       0.70%       0.60%


    (1) Certain shareholders may be eligible for reduced sales charges. See "Purchases and Redemptions of Shares - Reduced Sales Charges."


    (2) The amounts of expenses are based on amounts incurred by each Fund during the Fund's most recent fiscal year ended March 31, 1997.



    (3) Management Fees include all investment advisory fees and administration fees incurred by the Funds. Absent waivers, "Management Fees" for each Fund would be 0.70%. Fee waivers are voluntary and may be reduced or eliminated at any time.



    (4) Absent expense reimbursements and fee waivers, "Other Expenses" and "Total Fund Operating Expenses" would be 0.75% and 1.45% respectively, in the case of Investors Bond Fund and 0.83% and 1.53%, respectively, in the case of TaxSaver Bond Fund. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time. For a further description of the various expenses incurred in the operation of the Fund, see "Management."


EXAMPLE

    Following is a hypothetical example that indicates the dollar amount of expenses that an investor in the Fund would pay assuming a $1,000 investment in the Fund, a 5% annual return, the reinvestment of all dividends and distributions and redemption at the end of each period and payment of the maximum initial sales charge:


                    1 Year       3 Years      5 Years     10 Years
                  -----------  -----------  -----------  -----------
Investors Bond
 Fund...........   $      44    $      59    $      75    $     121
TaxSaver Bond
 Fund...........   $      43    $      56    $      70    $     110


    The example is based on the expenses listed in the table. The five percent annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS


    The following information represents selected data for a single share outstanding of each Fund. This information has been audited by Deloitte & Touche LLP, independent auditors. The financial statements and independent auditors' report thereon are incorporated by reference into the SAI. Further information about the Funds' performance is contained in the Funds' annual report to shareholders, which may be obtained from the Trust without charge.



                                                            INVESTORS BOND FUND
                                                            Year Ended March 31,
                             ----------------------------------------------------------------------------------
                              1997      1996      1995      1994      1993      1992      1991       1990(a)
                             -------   -------   -------   -------   -------   -------   -------   ------------
Net Asset Value, Beginning
 of Period                   $ 10.21   $ 10.00   $ 10.38   $ 10.71   $ 10.43   $ 10.09   $  9.82      $  10.00
                             -------   -------   -------   -------   -------   -------   -------        ------
Investment Operations:
  Net Investment Income         0.71      0.74      0.82      0.81      0.82      0.83      0.84          0.42
  Net Realized and
   Unrealized Gain (Loss)
   on Investments              --         0.21     (0.38)    (0.30)     0.53      0.44      0.27         (0.14)
                             -------   -------   -------   -------   -------   -------   -------        ------
Total from Investment
 Operations                     0.71      0.95      0.44      0.51      1.35      1.27      1.11          0.28
                             -------   -------   -------   -------   -------   -------   -------        ------
Distributions From:
  Net Investment Income        (0.71)    (0.74)    (0.82)    (0.81)    (0.82)    (0.83)    (0.84)        (0.42)
  Net Realized Gain on
   Investments                 (0.02)    --        --        (0.03)    (0.25)    (0.10)    --            (0.04)
                             -------   -------   -------   -------   -------   -------   -------        ------
Total Distributions            (0.73)    (0.74)    (0.82)    (0.84)    (1.07)    (0.93)    (0.84)        (0.46)
                             -------   -------   -------   -------   -------   -------   -------        ------
Net Asset Value, End of
 Period                      $ 10.19   $ 10.21   $ 10.00   $ 10.38   $ 10.71   $ 10.43   $ 10.09      $   9.82
                             -------   -------   -------   -------   -------   -------   -------        ------
                             -------   -------   -------   -------   -------   -------   -------        ------
Total Return (b)                7.18%     9.84%     4.55%     4.70%    13.53%    12.91%    11.76%         5.79%(c)
Ratio/Supplementary Data:
Net Assets at End of Period
 (000's omitted)             $22,190   $25,676   $25,890   $26,083   $26,832   $24,336   $19,132       $19,400
Ratios to Average Net
 Assets:
  Expenses Including
   Reimbursement/Waiver         0.70%     0.43%     0.75%     0.75%     0.75%     0.70%     0.64%         0.41%(c)
  Expenses Excluding
   Reimbursement/Waiver         1.45%     1.36%     1.33%     1.31%     1.40%     1.51%     1.68%         1.52%(c)
  Net Investment Income
   Including Reimbursement/
   Waiver                       6.94%     7.29%     8.19%     7.49%     7.71%     7.93%     8.44%         8.51%(c)
Portfolio Turnover Rate        79.42%    42.89%    48.17%    41.41%   193.21%   221.39%    73.32%        93.08%



(a) The Fund commenced operations on October 2, 1989.



(b) Total return calculations do not include sales charge.



(c) Annualized.

                                                             TAXSAVER BOND FUND
                                                            Year Ended March 31,
                             ----------------------------------------------------------------------------------
                              1997      1996      1995      1994      1993      1992      1991       1990(a)
                             -------   -------   -------   -------   -------   -------   -------   ------------
Net Asset Value, Beginning
 of Period                   $ 10.57   $ 10.39   $ 10.35   $ 10.63   $ 10.26   $ 10.10   $  9.97      $  10.00
                             -------   -------   -------   -------   -------   -------   -------        ------
Investment Operations:
  Net Investment Income         0.56      0.57      0.57      0.57      0.63      0.68      0.67          0.33
  Net Realized and
   Unrealized Gain (Loss)
   on Investments              (0.03)     0.18      0.04     (0.01)     0.49      0.20      0.13         (0.03)
                             -------   -------   -------   -------   -------   -------   -------        ------
Total from Investment
 Operations                     0.53      0.75      0.61      0.56      1.12      0.88       0.8           0.3
                             -------   -------   -------   -------   -------   -------   -------        ------
Distributions From:
  Net Investment Income        (0.56)    (0.57)    (0.57)    (0.57)    (0.63)    (0.68)    (0.67)        (0.33)
  Net Realized Gain on
   Investments                 (0.05)    --        --        (0.27)    (0.12)    (0.04)    --          --
                             -------   -------   -------   -------   -------   -------   -------        ------
Total Distributions            (0.61)    (0.57)    (0.57)    (0.84)    (0.75)    (0.72)    (0.67)        (0.33)
                             -------   -------   -------   -------   -------   -------   -------        ------
Net Asset Value, End of
 Period                      $ 10.49   $ 10.57   $ 10.39   $ 10.35   $ 10.63   $ 10.26   $ 10.10      $   9.97
                             -------   -------   -------   -------   -------   -------   -------        ------
                             -------   -------   -------   -------   -------   -------   -------        ------
Total Return (b)                5.15%     7.36%     6.18%     5.24%    11.28%     8.95%     8.29%         6.16%(c)
Ratio/Supplementary Data:
Net Assets at End of Period
 (000's omitted)             $17,757   $17,915   $16,018   $16,518   $16,580   $11,207   $ 9,998      $  9,546
Ratios to Average Net
 Assets:
  Expenses Including
   Reimbursement/Waiver         0.60%     0.60%     0.60%     0.60%     0.60%     0.55%     0.49%         0.22%(c)
  Expenses Excluding
   Reimbursement/Waiver         1.53%     1.48%     1.45%     1.50%     1.56%     1.66%     1.86%         1.66%(c)
  Net Investment Income
   Including Reimbursement/
   Waiver                       5.28%     5.35%     5.62%     5.27%     5.98%     6.64%     6.69%         6.54%(c)
Portfolio Turnover Rate        34.19%    61.61%    63.85%   141.80%   240.36%   104.29%    54.62%        13.25%



(a) The Fund commenced operations on October 2, 1989.



(b) Total return calculations do not include sales charge.



(c) Annualized.

3. INVESTMENT OBJECTIVE AND POLICIES

INVESTORS BOND FUND

INVESTMENT OBJECTIVE

    The investment objective of the Fund is to provide as high a level of current income as is consistent with capital preservation and prudent investment risk. By seeking capital preservation the Fund attempts to control the risk of default and the risk of capital losses in periods of falling prices for debt securities. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES


    The Fund seeks to attain its investment objective by investing primarily in a portfolio consisting of investment grade debt securities. Under normal circumstances, the Fund intends to invest at least 65% of its assets in debt securities, obligations issued or guaranteed as to principal and interest by the United States Government or by any of its agencies or instrumentalities ("U.S. Government Securities"), and mortgage-backed and asset-backed securities.



    The securities in which the Fund invests will include debt securities which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P") (See SAI -"Description of Securities Ratings"), U.S. Government Securities and mortgage-backed and asset backed securities rated in one of the two highest rating categories by a NRSRO.



    The Fund also may invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, and banker's acceptances or negotiable certificates of deposit issued by the commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation.


    The Fund may from time to time lend securities from its portfolio to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. The Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. The Fund may pay fees to arrange the loans. The Fund will, as a fundamental policy, limit securities lending to not more than 10% of the value of its total assets.

    The Fund will invest, as a fundamental policy, at least 90% of the value of its total assets at the time of investment in the above types of securities or in repurchase agreements covering those securities.

    The Fund may also invest up to 10% of the value of its total assets at the time of investment in:

    (1) debt securities which are rated in the fifth highest rating category by an NRSRO (for example, BB by S&P). Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


    (2) preferred stock which is rated in one of the five highest rating categories by an NRSRO (for example, ba or above by Moody's). An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    (3) options and futures contracts. Securities in the four highest rating categories are generally considered to be investment grade, although Moody's indicates that securities rated Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Debt securities and preferred stock rated in the fifth highest rating category by Moody's and by S&P are not considered to be investment grade, are high risk, have predominantly speculative characteristics and are commonly known as "Junk Bonds." See "Certain Risk Factors." The Fund may purchase unrated securities which the Adviser believes to be of comparable quality to the rated securities in which the Fund may invest. Unrated securities may not be as actively traded as rated securities. An unrated security will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuer of the obligation and the protection afforded by the terms of the obligation itself limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.


    During its last fiscal year, the Fund had 61.83% of its average annual assets in securities rated by Moody's or S&P and 37.12% of its average annual assets in unrated investments, including cash and cash equivalents. For that year the Fund had the following percentages of its average annual net assets invested in rated securities: Aaa/AAA - 14.16%, Aa/AA - 2.09%, A/A - 18.65%, Baa/ BBB - 17.66%, Ba/BB - 4.50% and B/B - 4.77%. Securities with different ratings from Moody's and S&P were assigned the higher rating. This information reflects the average month end composition of the assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the end of last year, the current fiscal year or any other time.


    In general, the longer the maturity of a security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a security. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions. It is anticipated that the Fund will invest in debt obligations with maturities ranging from short-term (including overnight) to 30 years, and that the Fund's portfolio of securities will have an average weighted maturity of between five and 20 years.

    CORPORATE DEBT SECURITIES AND FOREIGN SECURITIES. In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. In addition to the debt securities of domestic corporations, the Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). The Fund restricts its purchases of these securities to issues denominated and payable in United States dollars. All obligations of non-U.S. issuers purchased by the Fund will be issued or guaranteed by a sovereign government, by a supranational agency whose members are sovereign governments, or by a U.S. issuer in whose debt securities the Fund could invest.

    U.S. GOVERNMENT SECURITIES. The U.S. Government Securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills and notes) and other securities backed by the full faith and credit of the U.S.

Government, such as those issued by the Government National Mortgage Association ("GNMA"). The Fund may also invest in U.S. Government Securities that have lesser degrees of government backing. For instance, the Fund may purchase obligations of the of the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (which are supported by the right of the issuer to borrow from the Treasury under certain circumstances) and obligations of the Student Loan Marketing Association and the Federal Home Loan Banks (which are supported only by the credit of the agency or instrumentality). There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit and, accordingly, these securities may involve more risk than other U.S. Government Securities.

    MORTGAGE-BACKED SECURITIES. The Adviser anticipates that up to 50% of the value of the Fund's total assets may be invested in mortgage-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

    Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

    UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

    LIQUIDITY AND MARKETABILITY. The market for mortgage-backed securities has expanded considerably in recent years. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loan institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.

    AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

    As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

    YIELD CALCULATIONS. Yields on pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund.

    GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"), a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.

    The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller-servicers. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government that was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue. These securities, however, are not backed by the full faith and credit of the United States Government.

    PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations.

    Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on such securities.

Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies.

    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES.
Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

    ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to the Fund will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Fund's ARMs may lag behind changes in market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if they sold Fund Shares before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

    COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are debt obligations that are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.

    The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a Z-tranche). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. The Adviser's analyses of particular CMO issues and estimates of future economic indicators (such as interest rates) become more important to the performance of the Fund as the securities become more complicated.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying Mortgage Assets. They may be may be privately issued or U.S. Government Securities. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the Mortgage Assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class).

    ASSET-BACKED SECURITIES. The Adviser anticipates that up to 15% of the value of the Fund's total assets may be invested in asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

    Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

TAXSAVER BOND FUND

INVESTMENT OBJECTIVE

    The investment objective of the Fund is to provide shareholders with a high level of current income exempt from Federal income tax. Although the Fund will attempt to invest 100% of its assets in municipal securities the interest on which is exempt from all Federal income tax, including the Federal alternative minimum tax ("AMT"), the Fund reserves the right to invest up to 20% of the value of its net assets in securities on which the interest income is subject to Federal income taxation. In addition, the Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents that may be taxable. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

    The Fund pursues its objective by investing principally in investment grade debt obligations issued by the states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities. These securities are generally known as "municipal securities" and include municipal bonds, notes and leases. It is anticipated that under normal circumstances substantially all of the Fund's total assets will be invested in municipal securities the interest income from which is exempt from Federal income taxes, including the Federal AMT.

    In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal security. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions. It is anticipated, however, that the average weighted maturity of all municipal securities in the Fund's portfolio will normally range between five and 15 years.


    Some municipal securities are related in such a way that an economic, business or political development affecting one municipal security would have a similar effect on another municipal security. For example, the repayment of different obligations may depend on similar types of projects. While the Fund may invest more than 25% of its total assets in private activity bonds ("PABs"), under normal circumstances no single type of revenue bond (for example, electric revenue bonds or housing revenue bonds) will constitute more than 25% of the Fund's total assets. In addition, under normal circumstances no more than 25% of the Fund's total assets may be invested in issuers located in any one state, territory or possession.


    Under current Federal tax law, interest on certain municipal securities issued after August 7, 1986 to finance "private activities" will be a "tax preference item" for purposes of the Federal AMT applicable to certain individuals and corporations. The interest on these securities generally is fully tax-exempt for regular Federal income tax purposes. The Fund may from time to time purchase certain municipal securities the interest on which constitutes a "tax preference item" for purposes of the Federal AMT.

    LENDING OF PORTFOLIO SECURITIES. The Fund may from time to time lend securities from its portfolio to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. The Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. The Fund may pay fees to arrange the loans. The Fund will, as a fundamental policy, limit securities lending to not more than 10% of the value of its total assets.

    CREDIT MATTERS. Normally, at least 65% of the Fund's total assets will be invested in municipal bonds rated at the time of purchase within the four highest grades assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB) or which are unrated and determined by the Adviser to be of comparable quality. Securities in these ratings generally are considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity by the issuer to make principal and interest payments with respect to debt rated in that category than is the case with higher grade debt. Unrated securities may not be as actively traded as rated securities. A further description of the ratings used by Moody's, S&P and other NRSROs is included in the SAI.


    The tax-free yields sought by the Fund are generally obtainable from securities rated within the four highest rating categories by NRSROs. The Fund may, however, invest up to 25% of its total assets in municipal bonds rated in the fifth highest rating category by any NRSRO or which are unrated and determined by the Adviser to be of comparable quality. These securities are not considered to be investment grade and have speculative or predominantly speculative characteristics and are commonly known as "Junk Bonds." See "Certain Risk Factors." The Fund only will invest in municipal notes and other short-term municipal obligations in the two highest rating categories assigned by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) only if the Adviser determines that retaining the security is in the best interests of the Fund.


    An unrated municipal security will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuer of such obligation and the protection afforded by the terms of the obligation limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. During its last fiscal year, the Fund had 79.08% of its average annual assets in municipal securities rated by Moody's or S&P and 19.16% of its average annual assets in unrated investments, including cash and cash equivalents. For that year the Fund had the following percentages of its average annual net assets invested in rated securities: Aaa/AAA - 25.32%, Aa/AA - 5.05%, A/A - 14.12% and Baa/BBB - 34.59%. Securities with different ratings from Moody's and S&P were assigned the higher rating. This information reflects the average composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the end of last year, the current fiscal year or any other time.


    MUNICIPAL BONDS. Municipal bonds, which are intended to meet longer term capital needs of the issuer, can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds also include PABs, which are bonds issued by or on behalf of public authorities to finance various privately operated facilities. PABs are in most cases revenue bonds and generally do not have the pledge of the full faith, credit and taxing power of the municipality issuer. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for payment. The Fund will acquire only PABs whose interest payments, in the opinion of the issuer's counsel, are exempt from Federal income taxation (other than the AMT).

    MUNICIPAL NOTES AND LEASES. Municipal notes, which may be either "general obligation" or

"revenue" securities, are intended to fulfill the short-term capital needs of the issuer and generally have original maturities of 397 days or less. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) are a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of long-term debt. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes as described in the SAI.

    PARTICIPATION INTERESTS. The Fund may purchase participation interests in municipal securities (which may be fixed, floating or variable rate securities) that are owned by banks or other financial institutions. Participation interests carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. The Fund will only purchase participation interests from Federal Deposit Insurance Corporation insured banks having total assets of more than one billion dollars or from other financial institutions whose long-term debt securities are rated within the four highest rating categories by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. Prior to purchasing any participation interest, the Fund will obtain appropriate assurances from counsel retained by the Trust that the interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income tax.


    STAND-BY COMMITMENTS. The Fund may purchase municipal securities together with the right to resell them to the seller at an agreed upon price or yield within specified periods prior to their maturity dates. These rights to resell are commonly known as "stand-by commitments." The aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Fund will enter into stand-by commitments only with banks or municipal securities dealers that in the opinion of the Adviser present minimal credit risks. The value of a stand-by commitment is dependent on the ability of the writer to meet its repurchase obligation.


4. CERTAIN RISK FACTORS


    DIVERSIFICATION MATTERS. Each Fund is non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few issuers. As non-diversified portfolios, the Funds may present greater risks than diversified funds. The Funds' diversification requirements provide that, as of the last day of each fiscal quarter, with respect to 50% of its assets, a Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets. Except for U.S. Government Securities, no more than 25% of the total assets of a Fund may be invested in securities of any one issuer. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government securities. A Fund will be subject to a greater risk of loss if an issuer in which the Fund invests a substantial amount of its assets is unable to make interest or principal payments or if the market value of securities declines.


    NON-INVESTMENT GRADE DEBT SECURITIES. The Funds may invest in non-investment grade, high risk securities (securities rated lower than the fourth highest rating category by an NRSRO), which provide poor protection for payment of principal and interest. These lower rated securities (often referred to as "junk bonds") involve greater risk of default or price changes due to changes in the issuer's creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. These risks may be magnified in the case of unrated junk bonds. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Further information concerning these investments is contained in the SAI.

5. ADDITIONAL INVESTMENT POLICIES


    All investment policies of a Fund that are designated as fundamental, and each Fund's investment objective, may not be changed without approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of 67% of the shares of that Fund present or represented at a shareholders' meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. A further description of the Funds' investment policies is contained in the SAI.


    The Funds may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but, as a fundamental policy, not in excess of 33 1/3% of the value of a Fund's total assets. Borrowing for purposes other than meeting redemption requests will not exceed 10% of the value of a Fund's total assets. The Funds may not invest more than 15% of their net assets in illiquid securities, including repurchase agreements not entitling the Fund to the payment of principal within seven days. Although they have no current intention, each Fund may in the future seek to hedge against a decline in the value of securities they own or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. In order to avoid maintaining idle cash, the Funds may invest up to 10% of their total assets in money market mutual funds that, in the case of TaxSaver Bond Fund, invest in municipal securities exempt from Federal income taxes.

TECHNIQUES INVOLVING LEVERAGE

    Utilization of leveraging involves special risks and may involve speculative investment techniques. The Funds may borrow for other than temporary or emergency purposes, lend their securities, enter into reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. Each of these transactions involve the use of "leverage" when cash made available to a Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage. The Funds use these investment techniques only when the Adviser to a Fund believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

    Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

    The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.


    SEGREGATED ACCOUNT. In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account liquid assets in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions. The Fund's commitments may include (i) the Fund's obligations to repurchase securities under a reverse repurchase agreement, settle when-issued and forward commitment transactions and make payments under a cap or floor (see "Swap Agreements") and
(ii) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount at least equal to the accrued excess will be maintained in the segregated account. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain the full amount accrued on a daily basis of the Fund's obligations with respect to the swap in their segregated account. The use of a segregated account in connection with leveraged transactions may result in a Fund's portfolio being 100 percent leveraged.


    REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. Each Fund may seek additional income by entering into repurchase agreements or by lending securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund might suffer a loss. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

    Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans.


    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction. The Funds purchase securities on a when-issued or forward commitment basis only with the intention of actually receiving or delivering the securities, as the case may be. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.



    During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no dividends or interest accrues to the purchaser from the transaction. However, at the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of a Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value.


    The use of when-issued transactions and forward commitments may enable a Fund to hedge against anticipated changes in interest rates and prices. If the Adviser were to forecast incorrectly the direction of interest rate movements, however, the Fund might be required to complete these transactions at prices inferior to the current market values. No when-issued or forward commitments will be made by a Fund if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

    DEBT SECURITIES. The market value of debt securities (including municipal securities) depends on, among other things, conditions in the market for the security and the fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The market value of the interest-bearing debt securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially impaired.

    RATING MATTERS. The Funds will invest in securities rated in the categories specified by their investment policies. The Funds also may purchase unrated securities if the Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Each Fund may retain a security whose rating has been lowered below the Fund's lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the Fund's lowest permissible rating category) if the Adviser determines that retaining the security is in the best interests of the Fund.

    The Fund's investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that the Funds hold. A further description of the rating categories of certain NRSROs is contained in the SAI.


    VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to various rates of interest or indices.


    There may not be an active secondary market for certain floating or variable rate instruments, which could make it difficult for a Fund to dispose of an instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Adviser monitors the liquidity of the Funds' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

    SWAP AGREEMENTS. To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

    Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. See "Techniques Involving Leverage." Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

    TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, for example, when issues of sufficient quality and liquidity are not available, a Fund may assume a temporary defensive position and invest all or part of its assets in cash or prime quality cash equivalents, including (i) short-term U.S. Government securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States, (iii) commercial paper, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) to the extent permitted by the Investment Company Act of 1940, money market mutual funds. During periods when and to the extent that a Fund has assumed a temporary defensive position, it will not be pursuing its investment objective.


    CORE AND GATEWAY-REGISTERED TRADEMARK-. Shareholders of each Fund have approved an investment policy that permits the Fund to seek to achieve its investment objective by converting to a Core and Gateway structure. The Funds upon future action by the Board of Trustees and notice to shareholders, may convert to this structure, in which each Fund would hold as its only investment securities the shares of another investment company having substantially the same investment objective and policies as the Fund. The Board of Trustees will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund's shareholders.


    PORTFOLIO TURNOVER. The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on market conditions. From time to time the Funds may engage in active short-term trading to benefit from yield disparities among different issues of debt securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This type of trading will increase the Funds' portfolio turnover rate and transaction costs and may increase the Funds' short-term capital gain, which is taxable as ordinary income. The Adviser weighs the anticipated benefits of short-term investments against these consequences. The Funds' portfolio turnover rate is reported under "Financial Highlights."

6. MANAGEMENT

    The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust.


ADMINISTRATOR



    Subject to the supervision of the Board, FAS supervises the overall management of the Funds. FAS, FFSI, the Adviser and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment company and financial services industry. As of the date of this Prospectus, FAS and FFSI acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $18 billion and FAS, FFSI, the Adviser and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.



    Under its administration agreement with the Trust, FAS supervises all aspects of the Funds' operations, including the receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAS and its affiliates. For these services and facilities, FAS receives with respect to each Fund a management fee at an annual rate of 0.30% of each Fund's average daily net assets.

DISTRIBUTOR



    FFSI acts as the distributor of shares of the Funds pursuant to a Distribution Agreement with the Trust. FFSI receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Funds' shares. See "Purchases and Redemptions of Shares - Sales Charges." FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.


ADVISER

    Forum Advisors, Inc. serves as the investment adviser of each Fund. Subject to the general supervision of the Board, the Adviser makes investment decisions for the Funds. For its services, the Adviser receives an advisory fee at an annual rate of 0.40% of each Fund's average daily net assets. The Adviser was incorporated under the laws of Delaware in 1987 and is registered under the Investment Advisers Act of 1940.

    Les C. Berthy, Managing Director of the Adviser since 1989, is primarily responsible for the day-to-day management of the Funds' portfolios and has been since the Funds' inception. Prior to his association with the Adviser, Mr. Berthy was Managing Director and Co-Chief Executive Officer of Irwin Union Capital Corp., an affiliate of Irwin Union Bank & Trust Co.

SHAREHOLDER SERVICING


    Shareholder inquiries and communications concerning each Fund may be directed to the Transfer Agent. The Transfer Agent also acts as the Funds' dividend disbursing agent. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares and also performs other transfer agency functions. For its services, the Transfer Agent receives a fee at an annual rate of 0.25% of each Fund's average daily net assets. Pursuant to an agreement with the Trust, Forum Accounting Services, LLC performs portfolio accounting services for the Funds, including determination of the Funds' net asset value and receives a fee for its services.



    The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be processing organizations (as described under "Purchases and Redemptions of Shares - Purchases and Redemptions through Financial Institutions"), FAS or affiliates of FAS, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust.


EXPENSES OF THE TRUST


    Each Fund's expenses comprise Trust expenses attributable to a Fund, which are charged to the Fund, and expenses not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to the obligations of the Adviser to reimburse the Trust for excess expenses of the Funds, the Trust pays for all of its expenses. The Adviser, FAS and the Transfer Agent, in their sole discretion, may waive all or any portion of their respective fees, which are accrued daily and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing a Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.


7. PURCHASES AND REDEMPTIONS OF SHARES

GENERAL INFORMATION

    Investments in a Fund may be made either by an investor directly or through certain brokers or financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and may charge a fee for certain shareholder services, although no such fees are currently contemplated.


    PURCHASES. Fund Shares are sold at a price equal to their net asset value next-determined after acceptance of an order, plus any applicable sales charge on all weekdays except days when the New York Stock Exchange is closed, normally, New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas ("Fund Business Day") (see "Sales Charges" below). Fund shares are issued immediately after an order for the shares in proper form is accepted by the Transfer Agent. Each Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the next Fund Busines Day after the order is accepted.


    The Funds reserve the right to reject any subscription for the purchase of their shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

    REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.

    Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.

    Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90-day period.

    The Trust employs reasonable procedures to ensure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust did not employ such procedures, it could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

    Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

PURCHASE AND REDEMPTION PROCEDURES
    The following purchase and redemption procedures and shareholder services apply to investors who invest in the Funds directly. These investors may open an account by completing the application at the back of this Prospectus or by contacting the Transfer Agent at the address on the first page of this prospectus. For those shareholder services not referenced on the account application and to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from the Transfer Agent.

INITIAL PURCHASE OF SHARES

    There is a $5,000 minimum for initial investments in either Fund ($2,000 for individual retirement accounts).

    BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Fund at the address listed on the cover page of this Prospectus. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.

    BY BANK WIRE. To make an initial investment in either Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at 800-94FORUM (800-943-6786) or (207) 879-0001 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:


    BankBoston
    Boston, Massachusetts
    ABA# 011000390
    For Credit To: Forum Financial Corp.
    Account #: 541-54171
        Re: [Name of Fund]
         Account #: ______________
         Account Name: __________


    The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day. There may be a charge imposed by the bank for transmitting payment by wire, and there also may be a charge for the use of Federal Funds.

SUBSEQUENT PURCHASES OF SHARES

    There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at 800-94FORUM (800-943-6786) or (207) 879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

    Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in a Fund monthly or quarterly. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES


    Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.


    BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.


    BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at 800-94FORUM (800-943-6786) or (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.


    BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after the redemption request in proper form is received by the Transfer Agent.

    AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly, twice a month or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.


    OTHER REDEMPTION MATTERS. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. A signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.


    The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

SALES CHARGES

    The public offering price for shares of a Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge. No sales charge is assessed on the reinvestment of dividends or other distributions. The sales charge is assessed as follows (net asset value percentages are rounded to the nearest one-hundredth percent):


                              Sales Charge
                                as % of
                      ----------------------------
                         Public
                        Offering       Net Asset       Dealers'
 Amount of Purchase       Price          Value        Reallowance
--------------------  -------------  -------------  ---------------
less than $100,000          3.75%          3.90%           3.25%
$100,000 but less
 than $200,000              3.25           3.36            2.85
$200,000 but less
 than $400,000              2.50           2.56            2.20
$400,000 but less
 than $600,000              2.00           2.04            1.75
$600,000 but less
 than $800,000              1.50           1.52            1.25
$800,000 but less
 than $1,000,000            1.00           1.01            0.75
$1,000,000 and up           0.50           0.50            0.40



    FFSI's commission is the sales charge shown above less any applicable discount reallowed to selected brokers and dealers (including banks and bank affiliates purchasing shares as principal or agent). Normally, FFSI will reallow discounts to selected brokers and dealers in the amounts indicated in the table above. From time to time, however, FFSI may elect to reallow the entire sales charge to selected brokers or dealers for all sales with respect to which orders are placed with FFSI during a particular period. The dealers' reallowance may be changed from time to time.



    In addition, from time to time and at its own expense, FFSI may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (i) the provision of travel arrangements and lodging,
(ii) tickets for entertainment events and (iii) merchandise.



    No sales charge will be assessed on purchases made for investment purposes by: (a) any bank, trust company, savings association or similar institution with whom FFSI has entered into a share purchase agreement acting on behalf of the institution's fiduciary customer accounts or any account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a qualified retirement plan); (b) any registered investment adviser with whom FFSI has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; (c) any broker-dealer with whom FFSI has entered into a Selected Dealer Agreement and a Fee-Based or Wrap Account Agreement and which is acting on behalf of its fee-based program clients; (d) directors and officers of the Trust; directors, officers and full-time employees of the Adviser, FFSI, any of their affiliates or any organization with which FFSI has entered into a selected dealer or processing agent agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative; (e) any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment; (f) persons who exchange into a Fund from a mutual fund other than a fund of the Trust that participates in the Trust's exchange program, see "Purchases and Redemptions of Shares - Exchange Program;" and (g) employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986. The Trust may require appropriate documentation from an investor concerning that investor's eligibility to purchase Fund shares without a sales charge. Any shares so purchased may not be resold except to the Fund.


REDUCED SALES CHARGES

    For an investor to qualify for a reduced sales charge as described below, the investor must notify the Transfer Agent at the time of purchase. Programs for reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings.

    RIGHTS OF ACCUMULATION. An investor's purchase of additional shares of a Fund may qualify for rights of accumulation ("ROA") wherein the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of shares of that Fund held by the investor. For example, if an investor owned shares of a Fund worth $400,000 at the then current net asset value and purchased shares of the Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2% rate applicable to a single $450,000 purchase, rather than at the 3.75% rate. To qualify for ROA on a purchase, the investor must inform the Transfer Agent and supply sufficient information to verify that each purchase qualifies for the privilege or discount.

    LETTER OF INTENT. Investors may also obtain reduced sales charges based on cumulative purchases by means of a written Letter of Intent ("LOI"), which expresses the investor's intention to invest $100,000 or more within a period of 13 months in shares of a Fund. Each purchase of shares under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI.

    An LOI is not a binding obligation upon the investor to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the LOI will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased within 13 months. Pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge. Share certificates are not issued for shares purchased under an LOI. Investors wishing to enter into an LOI can obtain a form of LOI from their broker or financial institution or by contacting the Transfer Agent.

EXCHANGES

    Fund shareholders are entitled to exchange their shares for shares of the other Fund, any other fund of the Trust or any other fund that participates in the exchange program (currently, Sound Shore Fund, Inc.) and whose shares are eligible for sale in the shareholder's state of residence. Exchanges may only be made between accounts registered in the same name. The minimum amount to open an account in a Fund through an exchange from another fund is $2,500. A completed account application must be submitted to open a new account in a Fund through an exchange if the shareholder requests any shareholder privilege not associated with the existing account. Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, the fund into which a shareholder is exchanging, including minimum investment requirements. The Funds do not charge for the exchange privilege and there is currently no limit on the number of exchanges a shareholder may make.

    The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.


    If a shareholder exchanges into a fund that imposes a sales charge, the shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.

    BY MAIL. Exchanges may be accomplished by written instruction to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guarantee is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.


    BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder who has elected telephone exchange privileges by calling the Transfer Agent at 800-94FORUM (800-943-6786) or (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.


INDIVIDUAL RETIREMENT ACCOUNTS


    Investors Bond Fund should not be considered as a complete investment vehicle for the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $2,000 and the minimum subsequent investment is $500. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, this deduction will be reduced if the individual or, in the case of a married individual either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and the individual (or, in certain cases, the married couple) has adjusted gross income above certain levels.


PURCHASES AND REDEMPTIONS THROUGH FINANCIAL INSTITUTIONS


    Shares may be purchased and redeemed through certain broker-dealers, banks, trust companies and their affiliates, and other financial institutions, including affiliates of the Transfer Agent ("Processing Organizations"). Processing Organizations may receive as a dealer's reallowance a portion of the sales charge paid by their customers who purchase Fund shares. In addition, Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Trust is not responsible for the failure of any Processing Organization to promptly forward these requests.



    Investors who purchase shares through a Processing Organization may be charged a fee if they effect transactions in Fund shares through a broker or agent and will be subject to the procedures of their Processing Organization, which may include limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their Processing Organization's procedures and should read this Prospectus in conjunction with any materials and information provided by their Processing Organization. Investors who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their Processing Organization's and the Fund's procedures, may have Fund shares transferred into their name. Under their arrangements with the Trust, broker-dealer Processing Organizations are not generally required to deliver payment for purchase orders until several business days after a purchase order has been received by a Fund. Certain other Processing Organizations may also enter purchase orders with payment to follow.


    Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer. Certain states permit shares of the Fund to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

8. DIVIDENDS AND TAX MATTERS

DIVIDENDS


    Dividends of each Fund's net investment income are declared daily and paid monthly. Distributions of net capital gain, if any, realized by a Fund are distributed annually.


    Shareholders may choose either to have all dividends reinvested in additional shares of the Fund that paid the dividend or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in shares of each of the Funds and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Funds.

    All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash. Cash payments may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES


    Each Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, the Funds will not be liable for Federal income taxes on the net investment income and net capital gain distributed to their shareholders. Because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should avoid all Federal income and excise taxes.


    INVESTORS BOND FUND. Dividends paid by the Fund out of its net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income.

    TAXSAVER BOND FUND. Shareholders of the Fund generally will not be subject to Federal income tax on dividends paid by the Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends"), assuming certain requirements are met. Substantially all of the dividends paid by the Fund are anticipated to be exempt-interest dividends. Any dividends paid by the Fund out of its taxable net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income.

    Persons who are "substantial users" or "related persons" thereof of facilities financed by private activity bonds held by the Fund may be subject to Federal income tax on their pro rata share of the interest income from these bonds and should consult their tax advisors before purchasing shares of the Fund. Under current Federal tax law, interest on certain private activity bonds is treated as an item of tax preference for purposes of the Federal AMT imposed on individuals and corporations. In addition, interest on all tax-exempt obligations is included in the "adjusted current earnings" of corporations for Federal AMT purposes.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund generally is not deductible for Federal income tax purposes.

    The exemption for Federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on exempt interest dividends derived from obligations of the state and/or municipalities of the state in which they reside. Shareholders may, however, be subject to tax on income derived from the municipal securities of jurisdictions other than those in which they reside. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

    If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

    Shortly after the close of each year, a statement is sent to each shareholder of the Fund advising the shareholder of the portion of total dividends paid into the shareholder's account that is exempt from Federal income tax and that is derived from the municipal securities of each state and from other sources. These portions are determined for the entire year and on a monthly basis and, thus, are an annual or monthly average, rather than a day-by-day determination for each shareholder.

    GENERAL. Distributions by the Funds of realized net long-term capital gain, if any, are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

    Any capital gain distribution received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the distribution. To the extent that capital gain was accrued by a Fund before the shareholder purchased the shares, the distribution would be in effect a return of capital to the shareholder. Capital gain distributions, including those that operate as a return of capital, however, are taxable to the shareholder receiving them.

    The Funds may be required by Federal law to withhold 31% of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Funds is correct and that the shareholder is not subject to backup withholding.

    Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Funds will be mailed to shareholders shortly after the close of each year.

TAX-EXEMPT INCOME VS. TAXABLE INCOME


    The table below shows approximate equivalent taxable and tax-free yields at various approximate marginal Federal tax bracket rates. For example, an investor in the 31% tax bracket for 1997 whose investments earn a 5% tax-free yield would have to earn a 7.3% taxable yield to receive the same benefit.



                    1997 FEDERAL TAXABLE VS. TAX-FREE YIELDS



                          A Tax-Free Yield of
             ----------------------------------------------
                4.0%        4.5%        5.0%        5.5%
  Federal
Tax Bracket     equals a taxable yield of approximately
-----------  ----------------------------------------------
   39.6%           6.6%        7.5%        8.3%        9.1%
   36.0%           6.3%        7.0%        7.8%        8.6%
   31.0%           5.8%        6.5%        7.3%        8.0%
   28.0%           5.6%        6.3%        6.9%        7.6%


    The yields listed are for illustration only and are not necessarily representative of TaxSaver Bond Fund's yield. Although the Fund primarily invests in securities the interest from which is exempt from Federal income taxes, some of the

Fund's investments may generate taxable income. An investor's tax bracket will depend upon the investor's taxable income. The figures set forth above do not reflect the Federal alternative minimum taxes or any state or local income taxes.

    The foregoing is only a summary of some of the important Federal and state tax considerations generally affecting the Funds and their shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

9. OTHER INFORMATION

PERFORMANCE INFORMATION


    Each Funds' performance may be quoted in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. TaxSaver Bond Fund may also quote tax equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yields after taxes. A tax equivalent yield is calculated by dividing the Fund's tax-free yield by one minus a stated Federal, state or combined Federal and state tax rate. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. Each of the Funds also may advertise its total return over different periods of time on a before-tax, after-tax or taxable-equivalent basis or by means of aggregate, average, year by year, or other types of total return figures. Because average annual returns tend to smooth out variations in the Funds' returns, shareholders should recognize that they are not the same as actual year-by-year results. A Fund's advertised yield and total return may or may not reflect the maximum sales load applicable to the Fund. A computation of yield or total return that does not take into account the sales load paid by an investor will be higher than a computation based on the public offering price of the shares purchased that does take into account payment of a sales load.


    The Funds' advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Funds may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS


    Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and in the view of FAS would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.


DETERMINATION OF NET ASSET VALUE

    The Trust determines the net asset value per share of the each Fund as of 4:00 p.m., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of that Fund's shares outstanding at the time the determination is made. Securities owned by a Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.

THE TRUST AND ITS SHARES

    The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series.

    Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

    From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               BACK COVER TO COME

                              FRONT COVER TO COME

FORUM FUNDS


MAINE MUNICIPAL BOND FUND


                                   PROSPECTUS


                                 August 1, 1997

--------------------------------------------------------------------------------

This Prospectus offers shares of Maine Municipal Bond Fund (the "Fund"), a non-diversified series of Forum Funds (the "Trust"), an open-end, management investment company.

   MAINE MUNICIPAL BOND FUND seeks to provide shareholders with a high level of current income exempt from both Federal and Maine state income taxes (other than the alternative minimum tax), without assuming undue risk. The Fund invests principally in investment grade Maine municipal securities.


Shares of the Fund are offered to investors at a price equal to the next determined net asset value plus a maximum sales charge of 2.50% of the total public offering price (2.56% of the net amount invested).



This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information dated August 1, 1997, as may be amended from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust's transfer agent, Forum Financial Corp., at P.O. Box 446, Portland, Maine, 04112, (207) 879-0001 or
(800) 94FORUM.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                     SHARES OF THE FUND ARE OFFERED ONLY TO
                        RESIDENTS OF THE STATE OF MAINE.


                               TABLE OF CONTENTS


                                               Page
 1.  Prospectus Summary......................     2
 2.  Financial Highlights....................     3
 3.  Investment Objective and Policies.......     4
 4.  Management..............................    10

                                               Page
 5.  Purchases and Redemptions of Shares.....    11
 6.  Dividends and Tax Matters...............    17
 7.  Other Information.......................    19
     Account Application


FUND SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER FEDERAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUND

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to provide shareholders with a high level of current income exempt from both Federal and Maine state income taxes (other than the alternative minimum tax), without assuming undue risk. The Fund invests principally in investment grade Maine municipal securities. It is anticipated that the average weighted maturity of all municipal securities in the Fund will normally range between five and 15 years. See "Investment Objectives and Policies."

FUND MANAGEMENT


    The Fund's investment adviser is Forum Advisors, Inc. (the "Adviser"). The manager of the Trust is Forum Administrative Services, LLC ("FAS") and distributor of its shares is Forum Financial Services, Inc. ("FFSI"). Forum Financial Corp. (the "Transfer Agent") serves as the Trust's transfer agent, dividend disbursing agent and shareholder servicing agent. Each of the Adviser, FAS, FFSI and the Transfer Agent are located at Two Portland Square, Portland, Maine 04101. See "Management."


PURCHASES AND REDEMPTIONS

    Shares of the Fund are offered at the next-determined net asset value per share plus any applicable sales charge. The minimum initial investment is $5,000 and the minimum subsequent investment is $500. Shares may be redeemed without charge. See "Purchases and Redemptions of Shares."

EXCHANGE PROGRAM

    Shareholders of the Fund may exchange their shares without charge for the shares of certain other funds of the Trust. See "Purchases and Redemptions of Shares - Exchanges."

DIVIDENDS

    Dividends of net investment income are declared daily and paid monthly by the Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. It is anticipated that substantially all of the dividends paid by the Fund will be exempt from Federal income tax and from Maine personal income tax. See "Dividends and Tax Matters."

CERTAIN RISK FACTORS

    There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate as the value of the Fund's portfolio securities changes and will tend to vary inversely with movements in interest rates. The Fund is non-diversified and, therefore, has greater freedom to concentrate its investments in a limited number of issues than if it were a diversified fund. The Fund invests principally in the securities of Maine municipal issuers, which entails more risk than if the Fund were to invest in issuers with greater geographic diversity. See "Investment Objective and Policies - Certain Risk Factors."

EXPENSES OF INVESTING IN THE FUND
    The purpose of the following table is to assist investors in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES


Maximum sales charge imposed on purchases
 (as a percentage of public offering price)
 (1).......................................        2.50%
Exchange Fee...............................         None


ANNUAL FUND OPERATING EXPENSES (2)

(as a percentage of average net assets after expense reimbursements and fee waivers)


Management Fees (after fee waivers)........        0.40%
12b-1 Fees.................................         None
Other Expenses (after expense
 reimbursements)...........................        0.20%
                                                  ------
Total Fund Operating Expenses..............        0.60%


    (1) Certain shareholders may be eligible for reduced sales charges. See "Purchases and Redemptions of Shares - Reduced Sales Charges."


    (2) The amounts of expenses are based on amounts incurred during the Fund's most recent fiscal year ended March 31, 1997. Management Fees includes all investment advisory fees and administration fees incurred by the Fund. Absent fee waivers and expense reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses would be 0.70%, 0.86% and 1.56%, respectively. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time. For a further description of the various expenses incurred in the operation of the Fund, see "Management."


EXAMPLE


    Following is a hypothetical example that indicates the dollar amount of expenses that an investor in the Fund would pay assuming (i) a $1,000 investment in the Fund, (ii) a 5% annual return, (iii) the reinvestment of all dividends and distributions and (iv) payment of the maximum initial sales charge and redemption at the end of each period:



  1 Year       3 Years      5 Years     10 Years
-----------  -----------  -----------  -----------
 $      31    $      44    $      58    $      98


    The example is based on the expenses listed in the table and assumes deduction of the maximum initial sales charge. The five percent annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS
    The following information represents selected data for a single share outstanding of the Fund. This information has been audited by Deloitte & Touche LLP, independent auditors. The financial statements and independent auditors' report thereon are incorporated by reference into the SAI. Further information about the Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained from the Trust without charge.


                                                                          MAINE MUNICIPAL BOND FUND
                                                                             Year Ended March 31,
                                                      ------------------------------------------------------------------
                                                        1997       1996       1995       1994       1993       1992(a)
                                                      ---------  ---------  ---------  ---------  ---------  -----------
Net Asset Value, Beginning of Period                  $   10.72  $   10.47  $   10.37  $   10.55  $    9.98   $   10.00
                                                      ---------  ---------  ---------  ---------  ---------  -----------
Investment Operations:
  Net Investment Income (Loss)                             0.51       0.51       0.52       0.52       0.58        0.19
  Net Realized and Unrealized Gain (Loss) on
   Investments                                             0.01       0.25       0.11      (0.16)      0.57       (0.02)
                                                      ---------  ---------  ---------  ---------  ---------  -----------
Total from Investment Operations                           0.52       0.76       0.63       0.36       1.15        0.17
                                                      ---------  ---------  ---------  ---------  ---------  -----------
Distributions From:
  Net Investment Income                                   (0.51)     (0.51)     (0.52)     (0.52)     (0.58)      (0.19)
  Net Realized Gain on Investments                       --         --          (0.01)     (0.02)    --          --
                                                      ---------  ---------  ---------  ---------  ---------  -----------
Total Distributions                                       (0.51)     (0.51)     (0.53)     (0.54)     (0.58)      (0.19)
                                                      ---------  ---------  ---------  ---------  ---------  -----------
Net Asset Value, End of Period                        $   10.73  $   10.72  $   10.47  $   10.37  $   10.55   $    9.98
                                                      ---------  ---------  ---------  ---------  ---------  -----------
                                                      ---------  ---------  ---------  ---------  ---------  -----------
Total Return(b)                                            4.98%      7.34%      6.31%      3.42%     11.80%       5.27%(c)
Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)             $25,827    $26,044    $25,525    $26,310    $16,518  $    1,968
Ratios to Average Net Assets:
  Expenses Including Reimbursement/Waiver                  0.60%      0.60%      0.50%      0.50%      0.40%       0.46 %(c)
  Expenses Excluding Reimbursement/Waiver                  1.56%      1.48%      1.40%      1.44%      1.98%       6.83 %(c)
  Net Investment Income (Loss) Including
   Reimbursement/Waiver                                    4.77%      4.73%      5.08%      4.81%      5.25%       5.65 %(c)
Portfolio Turnover Rate                                   21.18%     34.07%     31.55%     13.47%      7.82%      15.24 %



(a) The Fund commenced operations on December 5, 1991.


(b) Total return calculations do not include sales charge.


(c) Annualized.

3. INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

    The investment objective of the Fund is to provide shareholders with a high level of current income exempt from both Federal and Maine state income taxes (other than the alternative minimum tax), without assuming undue risk. Except during periods when the Fund assumes a temporary defensive position, the Fund will invest at least 80% of its total assets in securities the interest on which is exempt from Federal and Maine income tax. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

    The Fund pursues its objective by investing principally in investment grade debt obligations issued by the state of Maine and its political subdivisions, duly constituted authorities and corporations. These securities are generally known as "municipal securities" and include municipal bonds, notes and leases. It is anticipated that under normal circumstances substantially all of the Fund's assets will be invested in municipal securities the interest income from which is exempt from Federal income taxes and Maine state personal income taxes (except when received by a shareholder in a taxable year for which the shareholder will be subject, for Federal or Maine income tax purposes, to the alternative minimum tax ("AMT")).


    GENERAL. The market value of the municipal securities held by the Fund will be affected by changes in interest rates. Normally, a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially impaired.


    The yields of municipal securities depend on, among other things, conditions in the municipal securities market and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Maine municipal securities may have yields slightly less than the municipal obligations of issuers located in other states because of the Maine state tax exemption on Maine issues.

    In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal security. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions. It is anticipated, however, that the average weighted maturity of all municipal securities in the Fund will normally range between five and 15 years.

    Municipal securities also include securities issued by Puerto Rico, other United States territories or possessions and their subdivisions, authorities and corporations the income from which is not subject to Federal or Maine State income tax. No more than 25% of the Fund's total assets may be invested in issuers located in any territory or possession of the United States.

    Under current Federal tax law, a distinction is drawn between municipal securities issued after August 7, 1986 to finance certain "private activities" and other municipal securities. Private activity securities include securities issued to finance such projects as certain solid waste disposal facilities, student loan programs, and water and sewage projects. Interest income from certain of these securities is subject to the Federal AMT and similar treatment may apply for Maine AMT purposes. See "Dividends and Tax Matters." Because interest income on securities subject to the Federal AMT is taxable to certain investors, it is expected, although there can be no guarantee, that these municipal securities generally will provide somewhat higher yields than other municipal securities of comparable quality and maturity that are not subject to the AMT. The Fund may invest up to 20% of its net assets in cash or cash equivalents.


    CREDIT MATTERS. Normally, at least 80% of the Fund's total assets will be invested in municipal bonds rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Fitch Investors Services, L.P. ("Fitch") (AAA, AA, A and BBB) or which are unrated and determined by the Adviser to be of comparable quality. Securities in these ratings are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity by the issuer to make principal and interest payments with respect to debt rated in that category than is the case with higher grade debt. Unrated securities may not be as actively traded as rated securities. A further description of the ratings used by Moody's, S&P and Fitch is included in the SAI. The Fund may invest up to 20% of its total assets in municipal bonds rated in the fifth or sixth highest rating category by an NRSRO or that are unrated and determined by the Adviser to be of comparable quality. These securities are not considered to be investment grade, have speculative or predominantly speculative characteristics and are commonly known as "Junk Bonds." The Fund only invests in municipal notes and other short-term municipal obligations in the two highest rating categories assigned by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality) only if the Adviser determines that retaining the security is in the best interests of the Fund.



    An unrated municipal security will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuer of the obligation and the protection afforded by the terms of the obligation limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. During its last fiscal year, the Fund had 89.06% of its average annual assets in municipal securities rated by Moody's or S&P and 8.45% of its average annual assets in unrated investments, including cash and short-term cash equivalents which are often unrated. For that year, the Fund had the following percentages of its average annual net assets invested in rated securities:
Aaa/AAA - 30.17%, Aa/AA - 22.18%, A/A - 23.78%, Baa/BBB - 12.39% and Ba/BB -
0.84%. For this purpose, securities with different ratings from Moody's and S&P were assigned the higher rating. This information reflects the average month end composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the end of last year, the current fiscal year or any other time.



    MUNICIPAL BONDS. Municipal bonds intended to meet longer term capital needs of the issuer can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds also include private activity bonds ("PABs"), which are bonds issued by or on behalf of public authorities to finance various privately operated facilities. PABs are in most cases revenue bonds. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for payment. The Fund will acquire only PABs whose interest payments, in the opinion of the issuer's counsel, are exempt from Federal and Maine state income taxation (other than the AMT).

    MUNICIPAL NOTES AND LEASES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities of 397 days or less. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) are a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of long-term debt. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes as described in the SAI.

    VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by the Fund may be tied to various rates of interest or index.

    There may not be an active secondary market for certain floating or variable rate instruments, which could make it difficult for the Fund to dispose of an instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

    PARTICIPATION INTERESTS. The Fund may purchase participation interests in municipal securities that are owned by banks or other financial institutions. Participation interests carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. The Fund will only purchase participation interests from Federal Deposit Insurance Corporation insured banks having total assets of more than one billion dollars or from other financial institutions whose long-term debt securities are rated within the four highest rating categories of an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. Prior to purchasing any participation interest, the Fund will obtain appropriate assurances from counsel retained by the Trust that the interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income tax.

    STAND-BY COMMITMENTS. The Fund may purchase municipal securities together with the right to resell them to the seller at an agreed upon price or yield within specified periods prior to their maturity dates. These rights to resell are commonly known as "stand-by commitments." The aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Fund will enter into stand-by commitments only with banks or municipal securities dealers that in the opinion of the Adviser present minimal credit risks. The value of a stand-by commitment is dependent on the ability of the writer to meet its repurchase obligation.

CERTAIN RISK FACTORS

    GEOGRAPHIC CONCENTRATION. Because the Fund invests principally in Maine municipal securities, the Fund is more susceptible to factors adversely affecting issuers of those municipal securities than would be a comparable municipal securities portfolio having a lesser degree of geographic concentration. These risks arise from the financial condition of the state of Maine and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by the Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

    To the extent the Fund's investments are primarily concentrated in issuers located in Maine, the value of the Fund's shares may be especially affected by factors pertaining to Maine's economy and other factors specifically affecting the ability of issuers in Maine to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states.

    The ability of state, county or local governments and quasi-governmental agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within the state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of Federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal of and interest on private activity securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political or demographic conditions in the state.

    DIVERSIFICATION MATTERS. The Fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively small number of municipal issuers. As a non-diversified portfolio, the Fund may present greater risks than a diversified fund. The Fund's diversification requirements provide that, as of the last day of each fiscal quarter, with respect to 50% of its assets, the Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets. Except for U.S. Government securities, no more than 25% of the total assets of the Fund may be invested in securities of any one issuer. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government securities. The Fund will be subject to a greater risk of loss if an issuer in which the Fund invests a substantial amount of its assets is unable to make interest or principal payments or if the market value of securities declines.


    INFORMATION CONCERNING THE STATE OF MAINE. In 1991, citing declines in key financial indicators and continued softness in the Maine economy, S&P lowered its credit rating for Maine general obligations from AAA to AA+, and at the same time lowered its credit rating on bonds issued by the Maine Municipal Bond Bank and the Maine Court Facilities Authority, and on State of Maine Certificates of Participation for highway equipment from AA to A+. In August 1993, citing the "effects of protracted economic slowdown and the expectation that Maine's economy will not soon return to the pattern of robust growth evident in the mid-1980s," Moody's lowered its credit rating for Maine general obligations from Aa1 to Aa. At the same time, Moody's lowered from Aa1 to Aa the ratings assigned to state-guaranteed bonds of the Maine School Building Authority and the Finance Authority of Maine, and confirmed at A1 the ratings assigned to the bonds of the Maine Court Facilities Authority and State of Maine Certificates of Participation. On May 13, 1997, Moody's "confirmed and refined from Aa to Aa3" Maine's general obligation bond rating in accord with a new national rating system published by Moody's on January 13, 1997. Since 1996, Maine general obligation bonds also have been rated by Fitch. Fitch has assigned a rating of AA to Maine general obligation bonds. There can be no assurance that Maine general obligations or the securities of any Maine political subdivision, authority or corporation owned by the Fund will be rated in any category or will not be downgraded by an NRSRO. Further information concerning the State of Maine is contained in the SAI.


    CORE AND GATEWAY-REGISTERED TRADEMARK-. Shareholders of the Fund have approved a new investment policy that permits the Fund to seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund, upon future action by the Board of Trustees and notice to shareholders, may convert to this structure, in which the Fund would hold as its only investment securities the shares of another investment company having substantially the same investment objective and policies as the Fund. The Board of Trustees will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund's shareholders.

ADDITIONAL INVESTMENT POLICIES


    All investment policies of the Fund that are designated as fundamental, and the Fund's investment objective, may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a shareholders' meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Fund are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. A further description of the Fund's investment policies is contained in the SAI.



    The Fund may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but, as a fundamental policy, not in excess of 33 1/3% of the value of the Fund's total assets. Borrowing for purposes other than meeting redemption requests may not exceed 10% of the value of the Fund's total assets. The Fund may invest no more than 15% of its net assets in illiquid securities, including repurchase agreements not entitling the Fund to the payment of principal within seven days. The Fund may hold cash pending investment and may invest up to 10% of its total assets in money market mutual funds that invest in municipal securities exempt from Federal income taxes. The Fund may enter into repurchase agreements, which are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later, and may lend its securities to other persons.


    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction. The Fund purchases securities on a when-issued or forward commitment basis only with the intention of actually receiving or delivering the securities, as the case may be. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.



    During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no dividend or interest accrues to the purchaser from the transaction. However, at the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of the Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value.


    The use of when-issued transactions and forward commitments may enable the Fund to hedge against anticipated changes in interest rates and prices. If the Adviser were to forecast incorrectly the direction of interest rate movements, however, the Fund might be required to complete these transactions at prices inferior to the current market values. No when-issued or forward commitments will be made by the Fund if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

    The Fund's use of when-issued securities and forward commitments entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Fund might suffer a loss. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

    TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, for example, when issues of sufficient quality and liquidity are not available, the Fund may assume a temporary defensive position and invest all or part of its assets in cash or prime quality cash equivalents, including (i) short-term U.S. Government securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States, (iii) commercial paper, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) to the extent permitted by the Investment Company Act of 1940, money market mutual funds. During periods when and to the extent that the Fund has assumed a temporary defensive position, it will not be pursuing its investment objective.

    PORTFOLIO TURNOVER. The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on market conditions. From time to time the Fund may engage in active short-term trading to benefit from yield disparities among different issues of debt securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons.

This type of trading will increase the Fund's portfolio turnover rate and transaction costs and may increase the Fund's capital gains, which are not tax-exempt when distributed to shareholders. The Adviser weighs the anticipated benefits of short-term investments against these consequences. The Fund's portfolio turnover rate is reported under "Financial Highlights."

4. MANAGEMENT


    The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Fund and meets periodically to review the results of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust.



ADMINISTRATOR



    Subject to the Supervision of the Board, FAS supervises the overall management of the Fund. FAS, FFSI, the Adviser and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment company and financial services industry. As of the date of this Prospectus, FAS acted as manager of registered investment companies and collective trust funds with assets of approximately $18 billion and FFSI, FAS, the Adviser and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.



    Under its Administration Agreement with the Trust, FAS supervises all aspects of the Fund's operations, including the receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAS and its affiliates. For these services and facilities, FAS receives with respect to the Fund a management fee at an annual rate of 0.30% of the Fund's average daily net assets.



DISTRIBUTOR



    FFSI acts as the distributor of shares of the Fund and pursuant to a Distribution Agreement with the Trust, FFSI receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's shares. See "Purchases and Redemptions of Shares - Sales Charges." FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.


ADVISER

    Forum Advisors, Inc. serves as the investment adviser of the Fund. Subject to the general supervision of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser receives an advisory fee at an annual rate of 0.40% of the Fund's average daily net assets. The Adviser was incorporated under the laws of Delaware in 1987 and is registered under the Investment Advisers Act of 1940.

    Leslie C. Berthy, Managing Director of the Adviser since 1989, is primarily responsible for the day-to-day management of the Fund's portfolios and has been since the Fund's inception. Prior to his association with the Adviser, Mr. Berthy was Managing Director and Co-Chief Executive Officer of Irwin Union Capital Corp., an affiliate of Irwin Union Bank & Trust Co.

SHAREHOLDER SERVICING

    Shareholder inquiries and communications concerning the Fund may be directed to the Transfer Agent. The Transfer Agent also acts as the Fund's dividend disbursing agent. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares and performs other transfer agency functions. In addition, the

Transfer Agent performs portfolio accounting services for the Fund, including determination of the Fund's net asset value, pursuant to a separate agreement with the Trust. For its services, the Transfer Agent receives a fee at an annual rate of 0.25% of the Fund's average daily net assets.


    The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be processing organizations (as described under "Purchases and Redemptions of Shares - Purchases and Redemptions Through Financial Institutions"), FAS or affiliates of FAS, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust.


EXPENSES OF THE TRUST


    The Fund's expenses comprise Trust expenses attributable to the Fund, which are charged to the Fund, and expenses not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to the obligation of the Adviser to reimburse the Trust for certain excess expenses of the Fund, the Trust pays for all of its expenses. The Adviser, FAS and the Transfer Agent, in their sole discretion, may waive all or any portion of their respective fees, which are accrued daily and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing the Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.


5. PURCHASES AND REDEMPTIONS OF SHARES

GENERAL INFORMATION

    Investments in the Fund may be made either by an investor directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated.


    PURCHASES. Fund shares are sold at a price equal to their net asset value next-determined after acceptance of an order plus any applicable sales charge, on all weekdays except days when the New York Stock Exchange is closed ("Fund Business Day") see "Sales Charge" below. Fund Business Day does not include New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Fund shares are issued after an order for the shares in proper form is accepted by the Transfer Agent. The Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividend on the next Fund Business Day after the order is accepted. The Fund reserves the right to reject any subscription for the purchase of its shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.


    REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer

Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.

    Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of shares to the Fund, except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the Securities and Exchange Commission.

    Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

    The Trust employs reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust did not employ such procedures it could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

    Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

PURCHASE AND REDEMPTION PROCEDURES

    The following purchase and redemption procedures and shareholder services apply to investors who invest in the Fund directly. These investors may open an account by completing the application at the back of this Prospectus or by writing the Transfer Agent at the address on the first page of this prospectus. For those shareholder services not referenced on the account application and to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from the Transfer Agent.

INITIAL PURCHASE OF SHARES

    There is a $5,000 minimum for initial investments in the Fund.

    BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Fund at the address listed on the cover page of this Prospectus. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.


    BY BANK WIRE. To make an initial investment in the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at 800-94FORUM

(800-943-6786) or (207) 879-0001 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:


    BankBoston
    Boston, Massachusetts
    ABA# 011000390
    For Credit To: Forum Financial Corp.
    Account #: 541-54171
        Re: Maine Municipal Bond Fund

        Account #: ______________
        Account Name: __________

    The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day. There may be a charge imposed by the bank for transmitting payment by wire, and there also may be a charge for the use of Federal funds.

SUBSEQUENT PURCHASES OF SHARES

    There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at 800-94FORUM (800-943-6786) or (207) 879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

    Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in the Fund monthly or quarterly. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES

    Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

    BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.


    BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at 800-94FORUM (800-943-6786) or (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.



    BY BANK WIRE. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after the redemption request in proper form is received by the Transfer Agent.

    AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.


    OTHER REDEMPTION MATTERS. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. A signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.


    The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

SALES CHARGES

    The public offering price for shares of the Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge. No sales charge is assessed on the reinvestment of dividends or other distributions. The sales charge is assessed as follows (net asset value percentages are rounded to the nearest one-hundredth percent):


                              Sales Charge
                                as % of
                       --------------------------
                          Public         Net
                         Offering       Asset         Dealers'
 Amount of Purchase       Price         Value        Reallowance
---------------------  ------------     ------     ---------------
less than $50,000            2.50%         2.56%          2.50%
$50,000 but less than
 $100,000                    2.25          2.30           2.25
$100,000 but less
 than $500,000               2.00          2.04           2.00
$500,000 but less
 than $1,000,000             1.50          1.52           1.50
$1,000,000 and up            0.50          0.50           0.50



    Forum's commission is the sales charge shown above less any applicable discount reallowed to selected brokers and dealers (including banks and bank affiliates purchasing shares as principal or agent). Normally, FFSI will reallow discounts to selected brokers and dealers in the amounts indicated in the table above. From time to time, however, FFSI may elect to reallow the entire sales charge to selected brokers or dealers for all sales with respect to which orders are placed with FFSI during a particular period. The dealers' reallowance may be changed from time to time.


    In addition, from time to time and at its own expense, Forum may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (i) the provision of travel arrangements and lodging,
(ii) tickets for entertainment events and (iii) merchandise.

    No sales charge will be assessed on purchases made for investment purposes by: (a) any bank, trust company, savings association or similar institution with whom FFSI has entered into a share purchase agreement acting on behalf of the institution's fiduciary customer accounts or any account maintained by its trust department;
(b) any registered investment adviser with whom FFSI has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; (c) any broker-dealer with whom FFSI has entered into a Selected Dealer Agreement and a Fee-Based or Wrap Account Agreement and which is acting on behalf of its fee-based program clients; (d) directors and officers of the Trust; directors, officers and full-time employees of the Adviser, FFSI, any of their affiliates or any organization with which FFSI has entered into a selected dealer or processing agent agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust for the benefit of any such person or relative; or the estate of any such person or relative; and (e) any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment. Any shares so purchased may not be resold except to the Fund.


REDUCED SALES CHARGES

    For an investor to qualify for a reduced sales charge as described below, the investor must notify the Transfer Agent at the time of purchase. Programs for reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings.


    RIGHTS OF ACCUMULATION. An investor's purchase of additional shares of the Fund may qualify for rights of accumulation ("ROA") wherein the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of all Fund shares held by the investor. For example, if an investor owned shares of the Fund worth $400,000 at the then current net asset value and purchased shares of the Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2% rate applicable to a single $450,000 purchase, rather than at the 2.50% rate. To qualify for ROA on a purchase, the investor must inform the Transfer Agent and supply sufficient information to verify that each purchase qualifies for the privilege or discount.


    LETTER OF INTENT. Investors may also obtain reduced sales charges based on cumulative purchases by means of a written Letter of Intent ("LOI"), which expresses the investor's intention to invest $100,000 or more within a period of 13 months in shares of the Fund. Each purchase of shares under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI.

    An LOI is not a binding obligation upon the investor to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the LOI will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased within 13 months. Pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge. Share certificates are not issued for shares purchased under an LOI. Investors wishing to enter into an LOI can obtain a form of LOI from their broker or financial institution or by contacting the Transfer Agent.

EXCHANGES

    Fund shareholders are entitled to exchange their shares for shares of any other fund of the Trust or any other fund that participates in the exchange program and whose shares are eligible for sale in the shareholder's state of residence. Exchanges may only be made between accounts registered in the same name. A completed account application must be submitted to open a new account in the Fund through an exchange if the shareholder requests any shareholder privilege not associated with the existing account. Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, the fund into which a shareholder is exchanging, including minimum investment requirements. The Fund does not charge for exchanges and there is currently no limit on the number of exchanges a shareholder may make.

    The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

    If a shareholder exchanges into a fund that imposes a sales charge, that shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.

    BY MAIL. Exchanges may be accomplished by written instruction to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guarantee is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.

    BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder that has elected telephone exchange privileges by calling the Transfer Agent at 800-94FORUM (800-943-6786) or (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.

PURCHASES AND REDEMPTIONS THROUGH FINANCIAL INSTITUTIONS


    Shares may be purchased and redeemed through certain broker-dealers, banks, trust companies and their affiliates, and other financial institutions, including affiliates of the Transfer Agent ("Processing Organizations"). Processing Organizations may receive as a dealer's reallowance a portion of the sales charge paid by their customers who purchase Fund shares. In addition, Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Trust is not responsible for the failure of any Processing Organization to promptly forward these requests.



    Investors who purchase shares through a Processing Organization may be charged a fee if they effect transactions in Fund shares through a broker or agent and will be subject to the procedures of their Processing Organization, which may include limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their Processing Organization's procedures and should read this Prospectus in conjunction with any materials and information provided by their Processing Organization. Investors who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their Processing Organization's and the Fund's procedures, may have Fund shares transferred into their name. Under their arrangements with the Trust, broker-dealer Processing Organizations are not generally required to deliver payment for purchase orders until several business days after a purchase order has been received by a Fund. Certain other Processing Organizations may also enter purchase orders with payment to follow.

    Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer. Certain states permit shares of the Fund to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

6. DIVIDENDS AND TAX MATTERS

DIVIDENDS


    Dividends of the Fund's net investment income are declared daily and paid monthly. Distributions of net capital gain, if any, realized by the Fund are distributed annually.


    Shareholders may have all dividends reinvested in additional shares of the Fund or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

    All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES


    The Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, the Fund will not be liable for Federal income taxes on the net investment income and net capital gain distributed to its shareholders. Because the Fund intends to distribute all of its net investment income and net capital gain each year, the Fund should avoid all Federal income and excise taxes.


    DIVIDENDS OF TAX-EXEMPT INTEREST AND RELATED MATTERS. Shareholders generally will not be subject to Federal income tax on dividends paid by the Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends"), assuming certain requirements are met by the Fund. Substantially all of the dividends paid by the Fund are anticipated to be exempt from Federal income taxes and from Maine individual income tax. However, exempt-interest dividends paid by the Fund to shareholders that are financial institutions are subject to the Maine franchise tax.

    Persons who are "substantial users" or "related persons" thereof of facilities financed by private activity bonds held by the Fund may be subject to Federal income tax on their pro rata share of the interest income from these bonds and should consult their tax advisors before purchasing shares of the Fund. Under current Federal tax law, interest on certain private activity bonds is treated as an item of tax preference for purposes of the Federal AMT imposed on individuals and corporations. In addition, interest on all tax-exempt obligations is included in the "adjusted current earnings" of corporations for Federal AMT purposes. The Maine AMT is based in part on Federal AMT income.

    OTHER DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund out of its taxable net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income. Distributions by the Fund of realized net long-term capital gain, if any, are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

    Any capital gain distribution received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the distribution. To the extent that capital gain was accrued by the Fund before the shareholder purchased the shares, the distribution would be in effect a return of capital to the shareholder. Capital gain distributions, including those that operate as a return of capital, however, are taxable to the shareholder receiving them.

    OTHER TAX MATTERS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund generally is not deductible for Federal income tax purposes.
    The Fund may be required by Federal law to withhold 31% of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

    Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year. This includes a statement advising each shareholder of the portion of total dividends paid into the shareholder's account that is exempt from Federal income tax and that is derived from Maine municipal securities and from other sources. These portions are determined for the entire year and on a monthly basis and, thus, are an annual or monthly average, rather than a day-by-day determination for each shareholder.

TAX-FREE INCOME VS. TAXABLE INCOME


    The table below shows approximate equivalent taxable and tax-free yields at various approximate combined marginal Federal and Maine tax bracket rates. For example, an investor in the 39.5% combined tax bracket for 1997 whose investments earn a 5% tax-free yield would have to earn a 7.9% taxable yield to receive the same benefit from a non-tax-exempt investment.



                        1997 COMBINED FEDERAL AND MAINE
                          TAXABLE VS. TAX-FREE YIELDS



                                                   A Tax-Free Yield of
                                           ------------------------------------
                                            4.0%      4.5%      5.0%      5.5%
     Combined Marginal Federal and              equals a taxable yield of
           Maine Tax Bracket                          approximately
----------------------------------------   ------------------------------------
                 48.1%                       7.2%      8.1%      9.1%     10.0%
                 44.5%                       6.8%      7.7%      8.5%      9.4%
                 39.5%                       6.3%      7.1%      7.9%      8.7%
                 36.5%                       6.1%      6.8%      7.6%      8.4%


    The yields listed are for illustration only and are not necessarily representative of the Fund's yield. Although the Fund primarily invests in securities the interest from which is exempt from both Federal and Maine state income taxes, some of the Fund's investments may generate taxable income.

An investor's tax bracket will depend upon the investor's taxable income. The figures set forth above do not reflect the Federal or Maine alternative minimum taxes or any state or local income taxes other than Maine state individual income taxes.

    The foregoing is only a summary of some of the important Federal and Maine tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

7. OTHER INFORMATION

PERFORMANCE INFORMATION


    The Fund's performance may be quoted in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. The Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. The Fund may also quote tax equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yields after taxes. A tax equivalent yield is calculated by dividing the Fund's tax-free yield by one minus a stated Federal, state or combined Federal and state tax rate. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. The Fund also may advertise its total return over different periods of time on a before-tax or after-tax basis or by means of aggregate, average, year by year, or other types of total return figures. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. A Fund's advertised yield and total return may or may not reflect the maximum sales load applicable to the Fund. A computation of yield or total return that does not take into account the sales load paid by an investor will be higher than a computation based on the public offering price of shares purchased that does take into account payment of a sales load.


    The Fund's advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Fund may be compared to recognized indices of market performance. The comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS


    Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and in the view of FAS would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.

DETERMINATION OF NET ASSET VALUE

    The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of the Fund's shares outstanding at the time the determination is made. Securities owned by the Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.

THE TRUST AND ITS SHARES

    The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series.

    Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

    From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                 (This page has been left blank intentionally.)

                               BACK COVER TO COME

                              FRONT COVER TO COME

FORUM FUNDS

NEW HAMPSHIRE BOND FUND
                                   PROSPECTUS


                                 August 1, 1997

--------------------------------------------------------------------------------

This Prospectus offers shares of New Hampshire Bond Fund (the "Fund"), a non-diversified series of Forum Funds (the "Trust"), an open-end, management investment company.

    NEW HAMPSHIRE BOND FUND seeks to provide shareholders with a high level of current income exempt from both Federal income taxes (other than the alternative minimum tax) and New Hampshire state interest and dividends taxes. The Fund invests principally in investment grade New Hampshire municipal securities.


Shares of the Fund are offered to investors at a price equal to the next-determined net asset value plus a maximum sales charge of 2.50% of the total public offering price (2.56% of the net amount invested).



This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information dated August 1, 1997, as may be amended from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust's transfer agent, Forum Financial Corp. at P.O. Box 446, Portland, Maine, 04112, (207) 879-0001 or (800) 94FORUM.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                     SHARES OF THE FUND ARE OFFERED ONLY TO
                    RESIDENTS OF THE STATE OF NEW HAMPSHIRE.


                               TABLE OF CONTENTS


                                                    Page
       1.  Prospectus Summary...................          2
       2.  Financial Highlights.................          3
       3.  Investment Objective and Policies....          4
       4.  Management...........................          9

                                                    Page
       5.  Purchases and Redemptions of                  11
            Shares..............................
       6.  Dividends and Tax Matters............         17
       7.  Other Information....................         19
           Account Application


FUND SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER FEDERAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUND

FUND OBJECTIVE AND POLICIES

    The investment objective of the Fund is to provide shareholders with a high level of current income exempt from both Federal income taxes (other than the alternative minimum tax) and New Hampshire state interest and dividends taxes. The Fund invests principally in investment grade New Hampshire municipal securities. It is anticipated that the average weighted maturity of all municipal securities in the Fund's portfolio will normally range between five and 15 years. See "Investment Objectives and Policies."

FUND MANAGEMENT


    The Fund's investment adviser is Forum Advisors, Inc. (the "Adviser"). The manager of the Trust is Forum Administrative Services, LLC ("FAS") and distributor of its shares is Forum Financial Services, Inc. ("FFSI"). Forum Financial Corp. (the "Transfer Agent") serves as the Trust's transfer agent, dividend disbursing agent and shareholder servicing agent. Each of the Adviser, FAS, FFSI and the Transfer Agent are located at Two Portland Square, Portland, Maine 04101. See "Management."


PURCHASES AND REDEMPTIONS

    Shares of the Fund are offered at the next-determined net asset value per share plus any applicable sales charge. The minimum initial investment is $5,000 and the minimum subsequent investment is $500. Shares may be redeemed without charge. See "Purchases and Redemptions of Shares."
EXCHANGE PROGRAM

    Shareholders of the Fund may exchange their shares without charge for the shares of certain other funds of the Trust. See "Purchases and Redemptions of Shares - Exchanges."

DIVIDENDS

    Dividends of net investment income are declared daily and paid monthly by the Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. It is anticipated that all of the dividends paid by the Fund will be exempt from Federal income tax and from New Hampshire state interest and dividends taxes. See "Dividends and Tax Matters."

CERTAIN RISK FACTORS

    There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate as the value of the Fund's portfolio securities changes and will tend to vary inversely with movements in interest rates. The Fund is non-diversified and, therefore, has greater freedom to concentrate its investments than if it were diversified. The Fund invests principally in the securities of New Hampshire municipal issuers, which entails more risk than if the Fund were to invest in issuers with greater geographic diversity. See "Investment Objective and Policies - Certain Risk Factors."

EXPENSES OF INVESTING IN THE FUND

    The purpose of the following table is to assist investors in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES


Maximum sales charge imposed on purchases (as a
 percentage of public offering price) (1)........      2.50%
Exchange Fee.....................................       None


ANNUAL FUND OPERATING EXPENSES (2)

(as a percentage of average net assets after applicable expense reimbursements and fee waivers)


Management Fees (after fee waivers)..............      0.40%
12b-1 Fees.......................................       None
Other Expenses (after expense reimbursements)....      0.20%
                                                   ---------
Total Fund Operating Expenses....................      0.60%



    (1) Certain shareholders may be eligible for reduced sales charges. See "Purchases and Redemptions of Shares - Reduced Sales Charges."



    (2) The amounts of expenses are based on amounts incurred by the Fund during its most recent fiscal year ending March 31, 1997. Management Fees includes all investment advisory fees and administration fees incurred by the Fund. Absent expense reimbursements and fee waivers, Management Fees, Other Expenses and Total Fund Operating Expenses would be 0.70%, 1.52% and 2.22%, respectively. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time. For a further description of the various expenses incurred in the operation of the Fund, see "Management."


EXAMPLE


    Following is a hypothetical example that indicates the dollar amount of expenses that an investor in the Fund would pay assuming (i) a $1,000 investment in the Fund, (ii) a 5% annual return, (iii) the reinvestment of all dividends and distribu-



tions and (iv) payment of the maximum initial sales charge and redemption at the end of each period:



  1 Year       3 Years      5 Years     10 Years
-----------  -----------  -----------  -----------
 $      31    $      44    $      58    $      98


    The example is based on the expenses listed in the Annual Fund Operating Expenses table and assumes deduction of the maximum initial sales charge. The five percent annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS

    The following information represents selected data for a single share outstanding of the Fund. This information has been audited by Deloitte & Touche LLP, independent auditors. The financial statements and independent auditors' report thereon are incorporated by reference into the SAI. Further information about the Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained from the Trust without charge.


                                                                              NEW HAMPSHIRE BOND FUND
                                                                               Year Ended March 31,
                                                              -------------------------------------------------------
                                                                1997       1996       1995       1994       1993(a)
                                                              ---------  ---------  ---------  ---------  -----------
Net Asset Value, Beginning of Period                          $   10.33  $   10.08  $    9.96  $   10.01   $   10.00
                                                              ---------  ---------  ---------  ---------  -----------
Investment Operations:
  Net Investment Income (Loss)                                     0.48       0.48       0.49       0.51        0.12
  Net Realized and Unrealized Gain (Loss) on Investments          (0.02)      0.25       0.12      (0.03)       0.01
                                                              ---------  ---------  ---------  ---------  -----------
Total from Investment Operations                                   0.46       0.73       0.61       0.48        0.13
                                                              ---------  ---------  ---------  ---------  -----------
Distributions From:
  Net Investment Income                                           (0.48)     (0.48)     (0.49)     (0.51)      (0.12)
  Net Realized Gain on Investments                               --         --         --          (0.02)     --
                                                              ---------  ---------  ---------  ---------  -----------
Total Distributions                                               (0.48)     (0.48)     (0.49)     (0.53)      (0.12)
                                                              ---------  ---------  ---------  ---------  -----------
Net Asset Value, End of Period                                $   10.31  $   10.33  $   10.08  $    9.96   $   10.01
                                                              ---------  ---------  ---------  ---------  -----------
                                                              ---------  ---------  ---------  ---------  -----------
Total Return (b)                                                   4.56%      7.36%      6.32%      4.75%       5.55%(c)
Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)                   $   8,691  $   6,903  $   5,276  $   3,555   $     442
Ratios to Average Net Assets:
  Expenses Including Reimbursement/Waiver                          0.60%      0.60%      0.46%      0.34%       0.50%(c)
  Expenses Excluding Reimbursement/Waiver                          2.22%      2.26%      2.19%      4.33%      30.85%(c)
  Net Investment Income (Loss) Including
   Reimbursement/Waiver                                            4.65%      4.65%      4.95%      4.68%       4.96%(c)
Portfolio Turnover Rate                                           53.46%     34.31%     37.59%      9.60%     --



(a) The Fund commenced operations on December 31, 1992.


(b) Total return calculations do not include sales charge.


(c) Annualized.

3. INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

    The investment objective of the Fund is to provide shareholders with a high level of current income exempt from both Federal income taxes (other than the alternative minimum tax) and New Hampshire state interest and dividends taxes. The Fund anticipates that all of its income will be exempt from New Hampshire state interest and dividends taxes and that a substantial portion of its income will be exempt from New Hampshire state business profits taxes. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

    The Fund pursues its objective by investing principally in investment grade debt obligations issued by the state of New Hampshire and its political subdivisions, duly constituted authorities and corporations. These securities are generally known as "municipal securities" and include municipal bonds, notes and leases. It is anticipated that under normal circumstances substantially all of the Fund's assets will be invested in municipal securities the interest on which is exempt from New Hampshire state interest and dividends taxes and Federal income taxes except when received by a shareholder in a taxable year for which he will be subject to the Federal alternative minimum tax ("AMT"). The Fund may also invest in United States government instruments the interest on which is exempt from New Hampshire state interest and dividends taxes.

    GENERAL. The market value of the municipal securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially impaired.

    The yields of municipal securities depend on, among other things, conditions in the municipal securities markets and fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. New Hampshire municipal securities may have yields slightly less than the municipal obligations of issuers located in other states because of the New Hampshire state interest and dividends tax exemption.

    In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal security. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions. It is anticipated, however, that the average weighted maturity of all municipal securities in the Fund will normally range between five and 15 years.


    Municipal securities also include securities issued by Puerto Rico, other United States territories or possessions and their subdivisions, authorities and corporations the income from which is not subject to Federal income tax or New Hampshire state interest and dividends taxes. The Fund may invest up to 25% of its total assets in these securities.

    Under current Federal tax law, a distinction is drawn between municipal securities issued after August 7, 1986 to finance certain "private activities" and other municipal securities. Private activity securities include securities issued to finance such projects as certain solid waste disposal facilities, student loan programs, and water and sewage projects. Interest income from certain of these securities is subject to the AMT. See "Dividends and Tax Matters." Because interest income on securities subject to the AMT is taxable to certain investors, it is expected, although there can be no guarantee, that these municipal securities generally will provide somewhat higher yields than other municipal securities of comparable quality and maturity that are not subject to the AMT.


    CREDIT MATTERS. Normally, at least 80% of the Fund's total assets will be invested in municipal bonds rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service ("Moody's") (Aaa, Aa, A and Baa), Standard & Poor's ("S&P") (AAA, AA, A and BBB) or Fitch Investors Service, L.P. ("Fitch") (AAA, AA, A and BBB) or which are unrated and determined by the Adviser to be of comparable quality. Securities in those rating categories are generally considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity by the issuer to make principal and interest payments with respect to debt rated in that category than is the case with higher grade debt. Unrated securities may not be as actively traded as rated securities. A further description of the ratings used by Moody's, S&P and Fitch is included in the SAI. The Fund only invests in municipal notes and other short-term municipal obligations in the two highest rating categories assigned by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. The Fund may invest up to 20% of its total assets in municipal bonds rated in the fifth or sixth highest rating category by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. These securities are not considered to be investment grade and have speculative or predominantly speculative characteristics and are commonly known as "Junk Bonds." The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality) only if the Adviser determines that retaining the security is in the best interests of the Fund.



    An unrated municipal security will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuer of the obligation and the protection afforded by the terms of the obligation itself limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. During its last fiscal year, the Fund had 91.65% of its average annual assets in securities rated by Moody's or S&P and 7.54% of its average annual assets in unrated investments, including cash and cash equivalents. For that year the Fund had the following percentages of its average annual net assets invested in rated securities: Aaa/AAA - 43.73%, Aa/AA - 19.88%, A/A - 14.47%, Baa/BBB - 13.57%. For this purpose, securities with different ratings from Moody's and S&P were assigned the higher rating. This information reflects the average month end composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the end of last year, the current fiscal year or any other time.


    MUNICIPAL BONDS. Municipal bonds, which are intended to meet longer term capital needs, can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds also include private activity bonds ("PABs"), which are bonds issued by or on behalf of public authorities to finance various privately operated facilities. PABs are in most cases revenue bonds. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for payment. The Fund will acquire only PABs whose interest payments, in the opinion of the issuer's counsel, are exempt from Federal income tax (other than the AMT) and New Hampshire state interest and dividends taxation.

    MUNICIPAL NOTES AND LEASES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities of 397 days or less. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government lessee) are a means for governmental issuers to acquire property and equipment without meeting constitutional or statutory requirements for issuance of long-term debt as described in the SAI. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes.

    VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to various rates of interest or indices.

    There may not be an active secondary market for certain floating or variable rate instruments, which could make it difficult for the Fund to dispose of an instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Adviser monitors the liquidity of the Fund's investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

    PARTICIPATION INTERESTS. The Fund may purchase participation interests in municipal securities that are owned by banks or other financial institutions. Participation interests carry a demand feature backed by a letter of credit or guarantee of the bank or other institution permitting the holder to tender them back to the bank or institution. The Fund will only purchase participation interests from Federal Deposit Insurance Corporation ("FDIC") insured banks having total assets of more than one billion dollars or from other financial institutions whose long-term debt securities are rated within the two highest rating categories of an NRSRO (or are unrated and determined by the Adviser to be of comparable quality). Prior to purchasing any participation interest, the Fund will obtain appropriate assurances from counsel retained by the Trust that the interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income and New Hampshire state interest and dividends taxes.

    STAND-BY COMMITMENTS. The Fund may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. These rights to resell are commonly known as "stand-by commitments." The aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Fund will enter into stand-by commitments only with banks or municipal securities dealers that in the opinion of the Adviser present minimal credit risks. The value of a stand-by commitment is dependent on the ability of the writer to meet its repurchase obligation.

CERTAIN RISK FACTORS

    GEOGRAPHIC CONCENTRATION. Because the Fund invests principally in New Hampshire municipal securities, the Fund is more susceptible to factors adversely affecting issuers of those municipal securities than would be a comparable municipal securities portfolio having a lesser degree of geographic concentration. These risks arise from the financial condition of the state of New Hampshire and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by the Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

    To the extent the Fund's investments are primarily concentrated in issuers located in New Hampshire, the value of the Fund's shares may be especially affected by factors pertaining to New Hampshire's economy and other factors specifically affecting the ability of issuers in New Hampshire to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-governmental agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of Federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal of and interest on private activity securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political or demographic conditions in the state.

    DIVERSIFICATION MATTERS. The Fund is non-diversified, which means that it has greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few municipal issuers. As a non-diversified portfolio, the Fund may present greater risks than a diversified fund. The Fund's diversification requirements provide that, as of the last day of each fiscal quarter, with respect to 50% of its assets, the Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets. Except for U.S. Government securities, no more than 25% of the total assets of the Fund may be invested in securities of any one issuer. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government securities. The Fund will be subject to a greater risk of loss if an issuer in which the Fund invests a substantial amount of its assets is unable to make interest or principal payments or if the market value of securities declines.

    INFORMATION CONCERNING THE STATE OF NEW HAMPSHIRE. The major NRSROs have rated recent New Hampshire general obligation or State-guaranteed bond issues as follows: Moody's - Aa2 (refined from Aa in June 1997); S&P - AA+ (stable) (revised from AA in November, 1995); Fitch - AA+ (revised from AA in November
1995). S&P's rating revision cited sustained employment recovery, improved financial position, low debt burden and high wealth indicators. Fitch noted conservative debt and financial policies underpinning the State's credit position, strengthened by economic buoyancy. A recent bond issue by the New Hampshire Municipal Bond Bank without State guarantee has been separately rated A1 by Moody's (stable) and A+ by S&P (stable). Bond ratings of individual municipalities in New Hampshire vary in accordance with rating agencies' estimates of the issuer's relative financial strength and ability to support debt service. There can be no assurance that New Hampshire general obligations or the securities of any New Hampshire political subdivision, authority or corporation owned by the Fund will be rated in any category or will not be downgraded by an NRSRO. Further information concerning the State of New Hampshire is contained in the SAI.



    CORE AND GATEWAY-REGISTERED TRADEMARK-. Shareholders of the Fund have approved an investment policy that permits the Fund to seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund, upon future action by the Board of Trustees and notice to shareholders, may convert to this structure, in which the Fund would hold as its only investment securities the shares of another investment company having substantially the same investment objective and policies as the Fund. The Board of Trustees will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund's shareholders.


ADDITIONAL INVESTMENT POLICIES

    The Fund's investment objective and certain investment limitations described in the SAI are fundamental and, therefore, may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the total outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Fund are not fundamental and may be changed by the Board of Trustees (the "Board") without shareholder approval. A further description of the Fund's investment policies is contained in the SAI.

    The Fund may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but, as a fundamental policy, not in excess of 33 1/3% of the value of the Fund's total assets. Borrowing for purposes other than meeting redemption requests will not exceed 10% of the value of the Fund's total assets. The Fund may not invest more than 15% of its net assets in illiquid securities.


    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within three months after the transaction. The Fund purchases securities on a when-issued or forward commitment basis only with the intention of actually receiving or delivering the securities, as the case may be. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.


    During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no dividends or interest accrues to the purchaser from the transaction. However, at the time the Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of the Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value.


    The use of when-issued transactions and forward commitments may enable the Fund to hedge against anticipated changes in interest rates and prices. If the Adviser were to forecast incorrectly the direction of interest rate movements, however, the Fund might be required to complete these transactions at prices inferior to the current market values. No when-issued or forward commitments will be made by the Fund if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

    The Fund's use of when-issued securities and forward commitments entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Fund might suffer a loss. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

    TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, for example, when issues of sufficient quality and liquidity are not available, the Fund may assume a temporary defensive position and invest without limit in cash and short-term U.S. Government securities. During periods when and to the extent that the Fund has assumed a temporary defensive position, it will not be pursuing its investment objective and shareholders may be subject to Federal and New Hampshire tax on a portion of their income dividends received from the Fund.

    PORTFOLIO TURNOVER. The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on market conditions. From time to time the Fund may engage in active short-term trading to benefit from yield disparities among different issues of debt securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This type of trading will increase the Fund's portfolio turnover rate and transaction costs and may increase the Fund's capital gains, which are not Federally tax-exempt when distributed to shareholders. The Adviser weighs the anticipated benefits of short-term investments against these consequences. The Fund's portfolio turnover rate is reported under "Financial Highlights."

4. MANAGEMENT

    The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Fund and meets periodically to review the results of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust.


ADMINISTRATOR



    Subject to the Supervision of the Board, FAS supervises the overall management of the Fund. FAS, FFSI, the Adviser and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment company and financial services industry. As of the date of this Prospectus, FAS acted as manager of registered investment companies and collective trust funds with assets of approximately $18 billion, and FFSI, FAS, the Adviser and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.



    Under its administration agreement with the Trust, FAS supervises all aspects of the Fund's operations, including the receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAS and its affiliates. For these services and facilities, FAS receives with respect to the Fund a management fee at an annual rate of 0.30% of the Fund's average daily net assets.



DISTRIBUTOR



    FFSI acts as the distributor of shares of the Fund and pursuant to a Distribution Agreement with the Trust, FFSI receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Fund's shares. See "Purchases and Redemptions of Shares - Sales Charges." FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.


ADVISER

    Forum Advisors, Inc. serves as the investment adviser of the Fund. Subject to the general supervision of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser receives an advisory fee at an annual rate of 0.40% of the Fund's average daily net assets. The Adviser was incorporated under the laws of Delaware in 1987 and is registered under the Investment Advisers Act of 1940.

    Les C. Berthy, Managing Director of the Adviser since 1989, is primarily responsible for the day-to-day management of the Fund's portfolio and has been since the Fund's inception. Prior to his association with the Adviser, Mr. Berthy was Managing Director and Co-Chief Executive Officer of Irwin Union Capital Corp., an affiliate of Irwin Union Bank & Trust Co.

SHAREHOLDER SERVICING

    Shareholder inquiries and communications concerning the Fund may be directed to the Transfer Agent. The Transfer Agent also acts as the Fund's dividend disbursing agent. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares. The Transfer Agent also performs other transfer agency functions and acts as dividend disbursing agent for the Trust. In addition, the Transfer Agent performs portfolio accounting services for the Fund, including determination of the Fund's net asset value, pursuant to a separate agreement with the Trust. For these services, the Transfer Agent receives a fee computed and paid monthly at an annual rate of 0.25% of the Fund's average daily net assets.


    The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be processing organizations (as described under "Purchases and Redemptions of Shares - Purchases and Redemptions Through Financial Institutions") FAS or affiliates of FAS, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust.

EXPENSES OF THE TRUST


    The Fund's expenses comprise Trust expenses attributable to the Fund which are charged to the Fund, and expenses not attributable to a particular fund of the Trust which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to the obligation of the Adviser to reimburse the Trust for the excess expenses of the Fund, the Trust pays for all of its expenses. The Adviser, FAS and the Transfer Agent, in their sole discretion, may waive all or any portion of their respective fees, which are accrued daily and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing the Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.


5. PURCHASES AND REDEMPTIONS OF SHARES

GENERAL INFORMATION

    Investments in the Fund may be made either by an investor directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated.


    PURCHASES. Fund shares are sold at a price equal to their net asset value next-determined after acceptance of an order, plus any applicable sales charge on all weekdays except days when the New York Stock Exchange is closed ("Fund Business Day"). Fund Business Day does not include New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. See "sales charges" below. Fund shares are issued immediately after an order for the shares in proper form is accepted by the Transfer Agent. The Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the next Fund Business Day after the order is accepted.


    The Fund reserves the right to reject any subscription for the purchase of its shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

    REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.

    Normally, redemption proceeds are paid immediately but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the Securities and Exchange Commission.

    Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90-day period.

    The Trust employs reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust did not employ such procedures it could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

    Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

PURCHASE AND REDEMPTION PROCEDURES

    The following purchase and redemption procedures and shareholder services apply to investors who invest in the Fund directly. These investors may open an account by completing the application at the back of this Prospectus or by writing the Transfer Agent at the address on the first page of this prospectus. For those shareholder services not referenced on the account application and to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from the Transfer Agent.

INITIAL PURCHASE OF SHARES

    There is a $5,000 minimum for initial investments in the Fund.

    BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Fund at the address listed on the cover page of this Prospectus. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.

    BY BANK WIRE. To make an initial investment in the Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at 800-94FORUM (800-943-6786) to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:


    BankBoston
    Boston, Massachusetts
    ABA# 011000390
    For Credit To: Forum Financial Corp.
    Account #: 541-54171
        Re: New Hampshire Bond Fund
         Account #: ______________
         Account Name: __________


    The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day. There may be a charge imposed by the bank for transmitting payment by wire, and there may also be a charge for the use of Federal funds.

SUBSEQUENT PURCHASES OF SHARES

    There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at 800-94FORUM (800-943-6786) to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

    Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in the Fund monthly or quarterly. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES

    Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

    BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.

    BY TELEPHONE. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at 800-94FORUM (800-943-6786) and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

    BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after the redemption request in proper form is received by the Transfer Agent.

    AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

    OTHER REDEMPTION MATTERS. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. In addition, a signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

    The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

SALES CHARGES

    The public offering price for shares of the Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge. No sales charge is assessed on the reinvestment of dividends or other distributions. The sales charge is assessed as follows (net asset value percentages are rounded to the nearest one-hundredth percent)


                           Sales Charge as % of
                       ----------------------------
                          Public           Net
                         Offering         Asset         Dealers'
                           Price          Value        Reallowance
                       -------------  -------------  ---------------
Amount of Purchase
---------------------
less than $50,000            2.50%          2.56%           2.50%
$50,000 but less than
 $100,000                    2.25           2.30            2.25
$100,000 but less
 than $500,000               2.00           2.04            2.00
$500,000 but less
 than $1,000,000             1.50           1.52            1.50
$1,000,000 and up            0.50           0.50            0.50



    FFSI's commission is the sales charge shown above less any applicable discount reallowed to selected brokers and dealers (including banks and bank affiliates purchasing shares as principal or agent). Normally, FFSI will reallow discounts to selected brokers and dealers in the amounts indicated in the table above. From time to time, however, FFSI may elect to reallow the entire sales charge to selected brokers or dealers for all sales with respect to which orders are placed with FFSI during a particular period. The dealers' reallowance may be changed from time to time.



    In addition, from time to time and at its own expense, FFSI may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (i) the provision of travel arrangements and lodging,
(ii) tickets for entertainment events and (iii) merchandise.



    No sales charge will be assessed on purchases made for investment purposes by: (a) any bank, trust company, savings association or similar institution with whom FFSI has entered into a share purchase agreement acting on behalf of the institution's fiduciary customer accounts or any account maintained by its trust department; (b) any registered investment adviser with whom FFSI has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; (c) any broker-dealer with whom FFSI has entered into a Selected Dealer Agreement and a Fee-Based or Wrap Account Agreement and which is acting on behalf of its fee-based program clients; (d) directors and officers of the Trust; directors, officers and full-time employees of the Adviser, FFSI, any of their affiliates or any organization with which FFSI has entered into a selected dealer or processing agent agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust for the benefit of any such person or relative; or the estate of any such person or relative; and (e) any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment. Any shares so purchased may not be resold except to the Fund.

REDUCED SALES CHARGES

    For an investor to qualify for a reduced sales charge, as described below, the investor must notify the Transfer Agent at the time of purchase. Programs for reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings.


    RIGHTS OF ACCUMULATION. An investor's purchase of additional shares of the Fund may qualify for rights of accumulation ("ROA") wherein the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of all Fund shares held by the investor. For example, if an investor owned shares of the Fund worth $400,000 at the then current net asset value and purchased shares of the Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2% rate applicable to a single $450,000 purchase, rather than at the 2.50% rate. To qualify for ROA on a purchase, the investor must inform the Transfer Agent and supply sufficient information to verify that each purchase qualifies for the privilege or discount.


    LETTER OF INTENT. Investors may also obtain reduced sales charges based on cumulative purchases by means of a written Letter of Intent ("LOI"), which expresses the investor's intention to invest $100,000 or more within a period of 13 months in shares of the Fund. Each purchase of shares under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI.

    An LOI is not a binding obligation upon the investor to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the LOI will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased within 13 months. Pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge. Share certificates are not issued for shares purchased under an LOI. Investors wishing to enter into an LOI can obtain a form of LOI from their broker or financial institution or by contacting the Transfer Agent.

EXCHANGES

    Fund shareholders are entitled to exchange their shares for shares of any other fund of the Trust or any other fund that participates in the exchange program and whose shares are eligible for sale in the shareholder's state of residence. Exchanges may only be made between accounts registered in the same name. A completed account application must be submitted to open a new account in the Fund through an exchange if the shareholder requests any shareholder privilege not associated with the existing account. Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, the fund into which a shareholder is exchanging, including minimum investment requirements. The Fund does not charge for exchanges and there is currently no limit on the number of exchanges a shareholder may make.

    The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

    If a shareholder exchanges into a fund that imposes a sales charge, that shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.

    BY MAIL. Exchanges may be accomplished by written instruction to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guarantee is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.

    BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder that has elected telephone exchange privileges by calling the Transfer Agent at 800-94FORUM (800-943-6786) and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.

PURCHASES AND REDEMPTIONS THROUGH FINANCIAL INSTITUTIONS


    Shares may be purchased and redeemed through certain broker-dealers, banks, trust companies and their affiliates, and other financial institutions, including affiliates of the Transfer Agent ("Processing Organizations"). Processing Organizations may receive as a dealer's reallowance a portion of the sales charge paid by their customers who purchase Fund shares. In addition, Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Trust is not responsible for the failure of any Processing Organization to promptly forward these requests.



    Investors who purchase shares through a Processing Organization may be charged a fee if they effect transactions in Fund shares through a broker or agent and will be subject to the procedures of their Processing Organization, which may include limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their Processing Organization's procedures and should read this Prospectus in conjunction with any materials and information provided by their Processing Organization. Investors who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their Processing Organization's and the Fund's procedures, may have Fund shares transferred into their name. Under their arrangements with the Trust, broker-dealer Processing Organizations are not generally required to deliver payment for purchase orders until several business days after a purchase order has been received by a Fund. Certain other Processing Organizations may also enter purchase orders with payment to follow.


    Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer. Certain states permit shares of the Fund to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

6. DIVIDENDS AND TAX MATTERS

DIVIDENDS


    Dividends of the Fund's net investment income are declared daily and paid monthly. Distributions of net capital gain, if any, realized by the Fund are distributed annually.


    Shareholders may have all dividends reinvested in additional shares of the Fund or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

    All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES


    FEDERAL TAXES. The Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, the Fund will not be liable for Federal income taxes on the net investment income and net capital gain distributed to its shareholders. Because the Fund intends to distribute all of its net investment income and net capital gain each year, the Fund should avoid all Federal income and excise taxes.


    Shareholders generally will not be subject to Federal income tax on dividends paid by the Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends"), assuming cer-tain requirements are met by the Fund. Substantially all of the dividends paid by the Fund are anticipated to be exempt from Federal income taxes.

    Persons who are "substantial users" or "related persons" thereof of facilities financed by private activity bonds held by the Fund may be subject to Federal income tax on their pro rata share of the interest income from these bonds and should consult their tax advisors before purchasing shares of the Fund. Under current Federal tax law, interest on certain private activity bonds is treated as an item of tax preference for purposes of the Federal AMT imposed on individuals and corporations. In addition, interest on all tax-exempt obligations is included in the "adjusted current earnings" of corporations for Federal AMT purposes.

    Dividends paid by the Fund out of its taxable net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income for Federal tax purposes. Distributions by the Fund of realized net long-term capital gain, if any, are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

    Any capital gain distribution received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the distribution. To the extent that capital gain was accrued by the Fund before the shareholder purchased shares, the distribution would be in effect a return of capital to the shareholder. For Federal income tax purposes, however, capital gain distributions, including those that operate as a return of capital, are taxable to the shareholder receiving them.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund generally is not deductible for Federal income tax purposes.

    NEW HAMPSHIRE TAXES. Substantially all of the dividends paid by the Fund are anticipated to be exempt from New Hampshire interest and dividends taxes. The New Hampshire interest and dividends tax applies to that portion of a dividend paid out of the Fund's taxable ordinary income (but not short-term capital gain). In addition, it is anticipated that a substantial amount of the dividends paid by the Fund will be exempt from New Hampshire business profits taxes.


    Shareholders who are individuals resident in New Hampshire will not be subject to the New Hampshire interest and dividends or business profits tax on dividends paid by the Fund, provided the Fund invests solely in New Hampshire tax-exempt municipal securities or United States government obligations. If the Fund invests in any other form of investment, then the entire amount of all of the Fund's dividends (other than capital gain distributions) will be subject to the interest and dividends tax.



    Shareholders who are partnerships, limited liability companies, associations or trusts, the beneficial interest in which is not represented by transferable shares, and fiduciaries deriving their appointment from a New Hampshire court, will generally be subject to the same interest and dividends tax rules as shareholders who are individuals resident in New Hampshire. Special interest and dividends tax rules will apply to dividends received by trusts, estates, partnerships, limited liability companies, and "S" corporations and their beneficiaries or owners, if the entity or some of its beneficiaries or owners are not resident in the state of New Hampshire. Shareholders to whom these rules might apply should consult a tax advisor knowledgeable in the field of New Hampshire state taxation.



    Shareholders who are partnerships, limited liability companies, associations or trusts the beneficial interest in which is represented by transferable shares, are not subject to the New Hampshire interest and dividends tax. If, however, such an organization is engaged in business activity within the state, then it will be subject to the New Hampshire business profits tax on all income earned by it in New Hampshire. Taxable business profits for this purpose will include all dividends paid by the Fund to the business organization, except that portion of a dividend that is attributable to interest on Fund investments in notes, bonds, or other securities of the United States. Thus, dividends representing income earned by the Fund on its investment in New Hampshire municipal securities, and short- and long-term capital gains will be fully taxable under the New Hampshire business profits tax.


    OTHER TAX MATTERS. The Fund may be required by Federal law to withhold 31% of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

    Reports containing appropriate information with respect to the Federal and New Hampshire tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year. This includes a statement advising each shareholder of the portion of total dividends paid into the shareholder's account that is exempt from Federal income tax and that is derived from New Hampshire municipal securities and from other sources. These portions are determined for the entire year and on a monthly basis and, thus, are an annual or monthly average, rather than a day-by-day determination for each shareholder.

TAX-FREE INCOME VS. TAXABLE INCOME


    The table below shows approximate equivalent taxable and tax-free yields at various approximate combined marginal Federal income tax and New Hampshire interest and dividends tax bracket rates. For example, an individual investor in the 36% combined tax bracket for 1997 whose investments earn a 5% tax-free yield would have to earn a 7.6% taxable yield to receive the same benefit.



                    1997 COMBINED FEDERAL AND NEW HAMPSHIRE
                          TAXABLE VS. TAX-FREE YIELDS



                                                   A Tax-Free Yield of
                                          -------------------------------------
                                           4.0%      4.5%      5.0%      5.5%
   Combined Marginal Federal and New            equals a taxable yield of
         Hampshire Tax Bracket                        approximately
----------------------------------------  -------------------------------------
                 44.6%                       7.0%      7.9%      8.7%      9.6%
                  41%                        6.6%      7.4%      8.2%      9.1%
                  36%                        6.1%      6.9%      7.6%      8.4%
                  33%                        5.9%      6.6%      7.3%      8.0%


    The yields listed are for illustration only and are not necessarily representative of the Fund's yield. Although the Fund primarily invests in securities the interest from which is exempt from both Federal and New Hampshire state taxes, some of the Fund's investments may generate Federal taxable income or capital gain. An investor's tax bracket will depend upon the investor's taxable income. The figures set forth above do not reflect the Federal alternative minimum taxes or any state or local income taxes other than New Hampshire interest and dividends taxes.

    The foregoing is only a summary of some of the important Federal and New Hampshire tax considerations generally affecting the Fund and its shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

7. OTHER INFORMATION

PERFORMANCE INFORMATION


    The Fund's performance may be quoted in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. The Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. The Fund may also quote tax equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yields after taxes. A tax equivalent yield is calculated by dividing the Fund's tax-free yield by one minus a stated Federal, state or combined Federal and state tax rate. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. The Fund also may advertise its total return over different periods of time on a before-tax or after-tax basis or by means of aggregate, average, year by year, or other types of total return figures. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. A Fund's advertised yield and total return may or may not reflect the maximum sales load applicable to the Fund. A computation of yield or total return that does not take into account the sales load paid by an investor will be higher than a computation based on the public offering price of shares purchased that does take into account payment of a sales load.

    The Fund's advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Fund may be compared to recognized indices of market performance. The comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS


    Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and in the view of FAS would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.


DETERMINATION OF NET ASSET VALUE

    The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of the Fund's shares outstanding at the time the determination is made. Securities owned by the Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.

THE TRUST AND ITS SHARES

    The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series.

    Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

    From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               BACK COVER TO COME

                 (This page has been left blank intentionally.)

                              FRONT COVER TO COME

FORUM FUNDS


PAYSON VALUE FUND
PAYSON BALANCED FUND

                                   PROSPECTUS


                                 August 1, 1997

--------------------------------------------------------------------------------

This Prospectus offers shares of Payson Value Fund and Payson Balanced Fund (the "Funds"). The Funds are diversifed portfolios of Forum Funds (the "Trust"), which is an open-end, management investment company.


    PAYSON VALUE FUND. The investment objective of Payson Value Fund is to seek high total return (capital appreciation and current income) by investing in a diversified portfolio of common stock and securities convertible into common stock which appear to be undervalued in the marketplace.


    PAYSON BALANCED FUND. The investment objective of Payson Balanced Fund is to seek a combination of high current income and capital appreciation by investing in common stock and securities convertible into common stock which appear to be undervalued and in high grade senior debt securities, including U.S. Government, government agency and corporate obligations.


Shares of the Funds are offered to investors at a price equal to the next determined net asset value plus a maximum sales charge of 4.0% of the total public offering price (4.17% of the amount invested).


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated August 1, 1997, as may from time to time be amended (the "SAI"), which contains more detailed information about the Trust and the Funds and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust's transfer agent at P.O. Box 446, Portland, Maine 04112, (207) 879-0001 or (800) 94FORUM.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.


                               TABLE OF CONTENTS


                                                    Page
       1.  Prospectus Summary...................          2
       2.  Financial Highlights.................          3
       3.  Investment Objectives and Policies
                                                          4
           Payson Value Fund....................
                                                          5
           Payson Balanced Fund.................
       4.  Additional Investment Policies.......         10

                                                    Page
       5.  Management...........................         13
       6.  Purchases and Redemption of Shares...         15
       7.  Dividends and Tax Matters............         21
       8.  Other Information....................         22
           Account Application


FUND SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER FEDERAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS


INVESTMENT ADVISOR



    H.M. Payson & Co. (the "Advisor"), founded in 1854, serves as each Fund's investment adviser. See "Management - Investment Advisor."


FUND MANAGEMENT


    The manager of the Trust is Forum Administrative Services, LLC ("FAS") and the distributor of its shares is Forum Financial Services, Inc. ("FFSI"). FAS supervises the overall administrative activities of the Trust. Forum Financial Corp. (the "Transfer Agent") serves as the Trust's transfer agent, dividend disbursing agent and shareholder servicing agent. The address of each of FAS, FFSI and the Transfer Agent is Two Portland Square, Portland, Maine 04101. See "Management."


PURCHASES AND REDEMPTIONS

    Shares of the Funds are offered at the next-determined net asset value per share plus any applicable sales charge. The minimum initial investment is $5,000 ($2,000 for IRAs) and the minimum subsequent investment is $500. Shares may be redeemed without charge. See "Purchases and Redemptions of Shares."

EXCHANGE PROGRAM

    Shareholders of the Funds may exchange their shares without charge for the shares of certain other funds of the Trust. See "Purchases and Redemptions of Shares - Exchanges."

DIVIDENDS

    Dividends of net investment income are declared and paid quarterly by each Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. Net capital gain, if any, is distributed annually. See "Dividends and Tax Matters."

CERTAIN RISK FACTORS


    There can be no assurance that either Fund will achieve its investment objective and the net asset value of each Fund will fluctuate based upon changes in the value of its portfolio securities. Investments in equity securities may change in value rapidly and to a great degree. Accordingly, the Funds' net asset values may change similarly. The foreign securities in which the Funds may invest entail certain risks not associated with domestic investments. Investments in lower rated debt securities (including convertible securities) may entail certain risks. See "Investment Objectives and Policies" and "Additional Investment Policies" below.


EXPENSES OF INVESTING IN THE FUNDS

    The purpose of the following table is to assist investors in understanding the various expenses that an investor in a Fund will bear directly or indirectly.


                                                     Payson
                                        Payson      Balanced
                                      Value Fund      Fund
                                      -----------  -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on
 purchases (as a percentage of
 public offering price) (1).........        4.0%         4.0%
Exchange Fee........................        None         None
ANNUAL FUND OPERATING EXPENSES(2)
 (as a percentage of average net
 assets after applicable expense
 reimbursements and fee waivers)
Advisory Fees.......................       0.80%        0.60%
12b-1 Fees..........................        None         None
Other Expenses (after expense
 reimbursements)....................       0.65%        0.55%
                                      -----------  -----------
Total Fund Operating Expenses.......       1.45%        1.15%



    (1) Certain shareholders may be eligible for reduced sales charges. See "Purchases and Redemptions of Shares - Reduced Sales Charges".



    (2) The amounts of expenses are based on amounts incurred by each Fund during the Fund's most recent fiscal year ending March 31, 1997. Absent expense reimbursements, Other Expenses and Total Fund Operating Expenses would be 1.27% and 2.07%, respectively, in the case of Payson Value Fund and 1.07% and 1.67%, respectively, in the case of Payson Balanced Fund. Expense reimbursements are voluntary and may be reduced or eliminated at any time. For a further description of the various expenses incurred in the operation of the Funds, see "Management."


EXAMPLE


    Following is a hypothetical example that indicates the dollar amount of expenses that an investor in each Fund would pay assuming (i) a $1,000 investment in the Fund, (ii) a 5% annual return, (iii) the reinvestment of all dividends and distributions and (iv) payment of the maximum initial sales charge and redemption at the end of each period:


                            1 Year       3 Years      5 Years     10 Years
                          -----------  -----------  -----------  -----------
Payson Value Fund.......   $      54    $      84    $     116    $     207
Payson Balanced Fund....   $      51    $      75    $     101    $     174

    The example is based on the expenses listed in the table. The five percent annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS
    The following information represents selected data for a single share outstanding of each Fund. This information has been audited in connection with an audit of the Funds' financial statements by Deloitte & Touche LLP, independent auditors. The financial statements and independent auditors' report thereon are incorporated by reference into the SAI. Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained from the Trust without charge.

                                              PAYSON VALUE FUND                                PAYSON BALANCED FUND
                                            Year Ended March 31,                               Year Ended March 31,
                           -------------------------------------------------------  ------------------------------------------
                             1997       1996       1995       1994       1993(a)      1997       1996       1995       1994
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of Period       $   15.99  $   12.71  $   12.11  $   11.01   $   10.00   $   13.70  $   11.90  $   11.71  $   11.40
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  ---------
Investment Operations:
  Net Investment Income         0.20       0.21       0.18       0.13        0.08        0.42       0.43       0.44       0.34
  Net Realized and
   Unrealized Gain (Loss)
   on Investments               1.81       3.29       0.60       1.12        1.02        0.84       2.12       0.24       0.46
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  ---------
Total from Investment
 Operations                     2.01       3.50       0.78       1.25        1.10        1.26       2.55       0.68       0.80
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  ---------
Distributions From:
  Net Investment Income        (0.20)     (0.21)     (0.18)     (0.15)      (0.09)      (0.42)     (0.43)     (0.44)     (0.35)
  Net Realized Gain on
   Investments                 (1.70)     (0.01)    --         --          --           (1.34)     (0.32)     (0.05)     (0.14)
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  ---------
Total Distributions            (1.90)     (0.22)     (0.18)     (0.15)      (0.09)      (1.76)     (0.75)     (0.49)     (0.49)
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  ---------
Net Asset Value, End of
 Period                    $   16.10  $   15.99  $   12.71  $   12.11   $   11.01   $   13.20  $   13.70  $   11.90  $   11.71
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  ---------
                           ---------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  ---------
Total Return (b)               13.01%     27.77%      6.52%     11.38%      17.05%(c)      9.42%     21.70%      6.00%      6.99%
Ratio/Supplementary Data:
Net Assets at End of
 Period (000's omitted)    $  13,109  $  10,319  $   7,960  $   5,060   $   2,145   $  18,163  $  17,455  $  13,872  $  11,355
Ratios to Average Net
 Assets:
  Expenses Including
   Reimbursement/Waiver         1.45%      1.45%      1.46%      1.45%       1.44%(c)      1.15%      1.15%      1.15%      1.15%
  Expenses Excluding
   Reimbursement/Waiver         2.07%      2.16%      2.25%      3.04%       5.53%(c)      1.67%      1.70%      1.72%      1.95%
  Net Investment Income
   Including
   Reimbursement/ Waiver        1.30%      1.47%      1.59%      1.38%       1.63%(c)      3.07%      3.25%      3.91%      4.37%
Portfolio Turnover Rate        24.13%     53.06%     27.20%     32.15%      23.95%      52.93%     61.77%     50.06%     80.13%
Average Commission Rate
 (d)                       $  0.0979  $  0.0993     --         --          --       $  0.0806  $  0.0973     --         --


                             1993       1992(a)
                           ---------  -----------
Net Asset Value,
 Beginning of Period       $   10.21   $   10.00
                           ---------  -----------
Investment Operations:
  Net Investment Income         0.31        0.10
  Net Realized and
   Unrealized Gain (Loss)
   on Investments               1.20        0.21
                           ---------  -----------
Total from Investment
 Operations                     1.51        0.31
                           ---------  -----------
Distributions From:
  Net Investment Income        (0.31)      (0.10)
  Net Realized Gain on
   Investments                 (0.01)     --
                           ---------  -----------
Total Distributions            (0.32)      (0.10)
                           ---------  -----------
Net Asset Value, End of
 Period                    $   11.40   $   10.21
                           ---------  -----------
                           ---------  -----------
Total Return (b)               15.12%       9.15%(c)
Ratio/Supplementary Data:
Net Assets at End of
 Period (000's omitted)    $   5,396   $   2,667
Ratios to Average Net
 Assets:
  Expenses Including
   Reimbursement/Waiver         1.15%       1.13%(c)
  Expenses Excluding
   Reimbursement/Waiver         2.60%       4.88%(c)
  Net Investment Income
   Including
   Reimbursement/ Waiver        3.27%       3.46%(c)
Portfolio Turnover Rate        30.77%       1.53%
Average Commission Rate
 (d)                          --          --



(a) Payson Value Fund commenced operations on July 31, 1992, and Payson Balanced Fund commenced operations on November 25, 1991.



(b) Total return calculations do not include sales charge.



(c) Annualized.



(d) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

3. INVESTMENT OBJECTIVES AND POLICIES

PAYSON VALUE FUND

INVESTMENT OBJECTIVE

    The investment objective of the Fund is to seek high total return (capital appreciation and current income) by investing in a diversified portfolio of common stock and securities convertible into common stock which appear to be undervalued in the marketplace. Except to the degree that is necessary to provide liquidity, and during periods when the Fund assumes a temporary defensive position, the Fund will have all of its assets invested in common stock and securities convertible into common stock. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

    The Fund intends to invest principally in securities which, in the Advisor's opinion, are undervalued relative to the stock market as a whole. This opinion will be based upon a number of valuation measures, including but not limited to an analysis of price/earnings ratios, price/book ratios, dividend yields and measures of current profitability. The Advisor will also consider both the near-term and long-term fundamental prospects of the companies identified. The Fund invests primarily in large and medium capitalization stocks that are widely held by the public.

    The Fund will invest in common stock and convertible securities, including convertible debt and convertible preferred stock, that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or which are unrated by any NRSRO and are judged by the Advisor to be of comparable quality. Unrated securities may not be as actively traded as rated securities. A further description of Moody's Investors Service, Standard & Poor's and other NRSRO ratings is included in the SAI.

    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities.

    The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock.

    CERTAIN RISK FACTORS. The value of the equity securities in which the Fund invests may change rapidly and to a great degree depending upon many factors, including the market's perception of the value of the securities. Accordingly, the net asset value of the Fund may change similarly. Investors in the Fund should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of their overall investment portfolio.

PAYSON BALANCED FUND

INVESTMENT OBJECTIVE


    The investment objective of the Fund is to seek a combination of high current income and capital appreciation by investing in common stock and securities convertible into common stock which appear to be undervalued and in high grade senior debt securities, including U.S. Government, government agency and corporate obligations. The Fund will seek to achieve its investment objective while reducing volatility through the allocation of its assets among the available types of securities based upon the Advisor's opinion of the risk in each. There can be no assurance that the Fund will achieve its investment objective.


INVESTMENT POLICIES

    Under normal circumstances the Fund will invest in common stock and securities convertible into common stock in a manner similar to that of Payson Value Fund and in investment grade debt securities which the Advisor identifies as providing high levels of income with safety and appreciation potential. For a description of the investment policies and risk considerations of the Fund's equity investments, see "Investment Objectives and Policies - Payson Value Fund." The debt securities in which the Fund intends to invest include U.S. Government, government agency, and corporate obligations.


    The Fund will not purchase a security if as a result of the purchase less than 25% of its total assets would be in fixed-income senior securities (including debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent their value is attributable to their fixed-income characteristics). This investment policy may be changed by the Board of Trustees of the Trust (the "Board"), but only upon 60 days' notice to shareholders. Subject to this restriction, the percentage of the Fund's assets invested in each type of security at any time will be in accordance with the judgment of the Advisor.


    The Fund may invest in the following types of fixed income securities:

(1) Debt securities which are rated in one of the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or which are unrated by any NRSRO and judged by the Advisor to be of comparable quality;

(2) Obligations issued or guaranteed as to principal and interest by the United States Government or by any of its agencies or instrumentalities ("U.S. Government Securities");

(3) Mortgage-backed securities which are U.S. Government Securities or are otherwise rated in one of the two highest rating categories by an NRSRO or which are unrated by any NRSRO and judged by the Advisor to be of comparable quality;

(4) Commercial paper and other money market instruments rated in one of the two highest short-term rating categories by an NRSRO or which are unrated by any NRSRO and judged by the Advisor to be of comparable quality;

(5) Banker's acceptances or negotiable certificates of deposit issued by the commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation; and

(6) Convertible securities rated in one of the four highest rating categories by an NRSRO or which are unrated by any NRSRO and judged by the Advisor to be of comparable quality.

    For a description of convertible securities, see "Investment Objectives and Policies -- Payson Value Fund."


    It is currently anticipated that the Fund will invest in debt obligations with maturities ranging from short-term (including overnight) to thirty years, and that the Fund's portfolio of debt securities will have an average dollar-weighted maturity of between five and 15 years.


    DEBT SECURITIES CONSIDERATIONS AND RISKS. The market value of debt securities depends upon, among other things, conditions in the market for the security and the fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. Normally, a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially impaired.



    Securities rated in one of the four highest rating categories of an NRSRO are generally considered to be investment grade securities, although securities rated in the fourth highest-rating category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity by the issuer to make principal and interest payments with respect to debt rated in that category than is the case with higher rated debt. A further description of the ratings used by Moody's, Standard & Poor's and other NRSROs is contained in the SAI. Unrated securities may not be as actively traded as rated securities. An unrated security will be considered for investment by the Fund when the Advisor believes that the financial condition of the issuer of such obligation and the protection afforded by the terms of the obligation limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality) only if the Advisor determines that retaining the security is in the best interests of the Fund.


    U.S. GOVERNMENT SECURITIES. The U.S. Government Securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills and notes) and other securities backed by the full faith and credit of the U.S. Government, such as those issued by the Federal Housing Administration and Government National Mortgage Association ("GNMA"). The Fund may also invest in U.S. Government Securities that have lesser degrees of government backing. For instance, the Fund may invest in obligations of the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") (which are supported by the right of the issuer to borrow from the Treasury under certain circumstances) and obligations of the Student Loan Marketing Association and the Federal Home Loan Banks (which are supported only by the credit of the agency or instrumentality). There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit and, accordingly, these securities may involve more risk than other U.S. Government Securities.

    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers.

    Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.


    UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics or the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and mortgages of other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.


    LIQUIDITY AND MARKETABILITY. The market for mortgage-backed securities has expanded considerably in recent years. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loan institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid that the market for government and government-related mortgage pools.

    AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

    As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

    YIELD CALCULATIONS. Yields on pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund.


    GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.



    FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sell-servicers. FHLMC is a corporate instrumentality of the United States Government that was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue. These securities, however, are not backed by the full faith and credit of the United States Government.


    PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations.

    Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on such securities. Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies.


    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities ("ARMs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because or the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

    ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to the Fund will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Fund's ARMs may lag behind changes in market interest rates. This may result in slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if they sold Fund Shares before the interest rates on the underlying mortgages were adjusted to reflect current market rates.


    COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are debt obligations that are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.


    The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a Z-tranche). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss. The Advisor's analyses of particular CMO issues and estimates of future economic indicators (such as interest rates) become more important to the performance of the Fund as the securities become more complicated.


    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying Mortgage Assets. They may be may be privately issued or U.S. Government Securities. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the Mortgage Assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class).

    VARIABLE AND FLOATING RATE SECURITIES. The securities in which the Fund invests may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by the Fund may be tied to various rates of interest or index.


    There may not be an active secondary market for certain floating or variable rate instruments, which could make it difficult for the Fund to dispose of an instrument during periods that the Fund is not entitled to exercise and demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Advisor monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.


4. ADDITIONAL INVESTMENT POLICIES


    All investment policies of a Fund that are designated as a fundamental and each Fund's investment objective may not be changed without approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board without shareholder approval. A further description of the Funds' investment policies is contained in the SAI.


    The Funds may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but, as a fundamental policy, not in excess of 33 1/3% of the value of a Fund's total assets. Borrowing for purposes other than meeting redemption requests may not exceed 10% of the value of the Fund's total assets. The Funds may not invest more than 15% of their net assets in illiquid securities, including repurchase agreements maturing in more than seven days, and, with respect to 75% of their total assets, may not invest more than 5% of their assets in the securities of a single issuer. In order to avoid maintaining idle cash, the Funds may invest up to 10% of their total assets in money market mutual funds.

    REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. Each Fund may seek additional income by entering into repurchase agreements or by lending securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund might suffer a loss. The Advisor monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

    Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans and each Fund will, as a fundamental policy, limit securities lending to not more than 10% of the value of its total assets.


    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction. The Funds purchase securities on a when-issued or forward commitment basis only with the intention of actually receiving or delivering the securities, as the case may be. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.



    During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no dividends or interest accrues to the purchaser from the transaction. However, at the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of a Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value.



    The use of when-issued transactions and forward commitments may enable a Fund to hedge against anticipated changes in interest rates and prices. If the Advisor were to forecast incorrectly the direction of interest rate movements, however, the Fund might be required to complete these transactions at prices inferior to the current market values. No when-issued or forward commitments will be made by a Fund if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

    FOREIGN SECURITIES. The Funds may invest up to 20% of their assets in securities of foreign issuers and in American Depository Receipts ("ADRs"). In addition to the debt securities of domestic corporations, Payson Balanced Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and debt securities sold outside the United States by foreign or U.S. issuers (Euro-bonds). The Funds intend to restrict their purchases of debt securities to issues denominated and payable in United States dollars.

    Investments in foreign companies involve certain risks, such as exchange rate fluctuations, political or economic instability of the issuer or the country of issue and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations denominated in U.S. dollars. Foreign securities and their markets may not be as liquid as domestic securities and their markets, and foreign brokerage commissions and custody fees are generally higher than those in the United States. In addition, less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to their permitted investments in foreign securities, the Funds do not limit the amount of their assets that may be invested in one country or, in the case of Payson Value Fund, denominated in one currency.

    The Funds may invest in sponsored and unsponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

    TEMPORARY DEFENSIVE POSITION. When business or financial conditions warrant, such as, for example, when issues of sufficient quality and liquidity are not available or the Advisor believes the equity markets are overvalued, a Fund may assume a temporary defensive position and invest all or part of its assets in cash or prime quality cash equivalents, including (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States, (iii) commercial paper, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) to the extent permitted by the Investment Company Act of 1940, money market mutual funds. During periods when and to the extent that the Fund has assumed a temporary defensive position, it may not be pursuing its investment objective.


    CORE AND GATEWAY-REGISTERED TRADEMARK-. Shareholders of each Fund have approved an investment policy that permits the Fund to seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund, upon future action by the Board and notice to shareholders, may convert to this structure, in which the Fund would hold as its only investment securities the shares of another investment company having substantially the same investment objective and policies as the Fund. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund's shareholders.


    PORTFOLIO TRANSACTIONS. The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on market conditions. Higher rates of turnover will result in higher brokerage costs for the Funds. The Advisor weighs the anticipated benefits of short-term investments against these consequences. The Fund's portfolio turnover rate is reported under "Financial Highlights." Tax rules applicable to short-term trading may affect the timing of each Fund's transactions or its ability to realize short-term trading profits or establish short-term positions.


    The Funds have no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Consistent with their policy of obtaining the best net results, the Funds may conduct brokerage transactions through the Advisor or its affiliates. The Board has adopted policies, as required by law, to ensure that these transactions are reasonable and fair and that the commissions charged are comparable to those charged by non-affiliated qualified broker-dealers.

5. MANAGEMENT

    The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Funds and the Trust.

INVESTMENT ADVISOR


    Since the inception of each Fund, H.M. Payson & Co., One Portland Square, Portland, Maine 04101 has served as the Fund's investment advisor pursuant to an Investment Advisory Agreement with the Trust. Subject to the general supervision of the Board, the Advisor makes investment decisions for the Funds. For its services under the Investment Advisory Agreement, the Advisor receives, with respect to Payson Value Fund, an advisory fee at an annual rate of 0.80% of that Fund's average daily net assets and, with respect to Payson Balanced Fund, an advisory fee at an annual rate of 0.60% of that Fund's average daily net assets.



    The Advisor was founded in Portland, Maine in 1854 and was incorporated in Maine in 1987, making it one of the oldest investment firms in the United States operating under its original name. The Advisor is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. The Advisor provides investment management services through an investment advisory division and a trust division. As of June 30, 1997, the Advisor had in excess of $831 million in assets under management. The Advisor's clients include pension plans, endowment funds and institutional and individual accounts.


    Since July 10, 1995, John C. Knox, a Managing Director and Senior Research Analyst of the Advisor, has been primarily responsible for the day-to-day management of Payson Value Fund's portfolio. Since April 1, 1993, Peter E. Robbins, a Managing Director and Director of Research of the Advisor, has been primarily responsible for the day-to-day management of Payson Balanced Fund's portfolio. Mr. Knox is a Chartered Financial Analyst and has been associated with the Advisor since 1981. Mr. Robbins is a Chartered Financial Analyst and has been associated with the Advisor since 1982, except for the period from January 1988 to October 1990. During that period Mr. Robbins was president of Mariner Capital Group, a real estate development and non-financial asset management business.


ADMINISTRATOR



    Subject to the supervision of the Board, FAS supervises the overall management of the Funds. FAS, FFSI and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment company and financial services industry. As of the date of this Prospectus, FAS and FFSI acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $18 billion, and FAS, FFSI and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.



    Under its administration agreement with the Trust, FAS supervises all aspects of the Funds' operations, including the Trust's receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Trust. Those persons, as well as certain employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAS and its affiliates. For these services and facilities, FAS receives with respect to each Fund a fee at an annual rate of 0.20% of each Fund's average daily net assets.



DISTRIBUTOR



    Pursuant to a Distribution Agreement with the Trust, FFSI acts as distributor of the Funds' shares and receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Funds' shares. See "Purchases and Redemptions of Shares -- Sales Charges." FFSI acts as the agent of the Trust in connection with the offering of shares of the Funds. FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.


SHAREHOLDER SERVICING


    Shareholder inquiries and communications concerning the Funds may be directed to the Transfer Agent. The Transfer Agent acts as the Funds' transfer agent and dividend disbursing agent. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares. The Transfer Agent also performs other transfer agency functions and acts as dividend disbursing agent for the Trust. For its services, the Transfer Agent receives a fee at an annual rate of 0.25% of each Fund's average daily net assets. Pursuant to an agreement with the Trust, Forum Accounting Services, LLC performs portfolio accounting services for the Fund, including determination of the Fund's net asset value and receives a fee for its services.



    The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be processing organizations (as described under "Purchases and Redemptions of Shares - Purchases and Redemptions Through Financial Institutions"), FAS or affiliates of FAS, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust.


EXPENSES OF THE TRUST


    A Fund's expenses comprise Trust expenses attributable to a Fund, which are charged to the Fund, and expenses not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to FAS's obligations to reimburse the Trust for excess expenses of the Fund, the Trust pays for all of its expenses. The Advisor, FAS and the Transfer Agent, in their sole discretion, may waive all or any portion of their respective fees, which are accrued daily and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing a Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.

6. PURCHASES AND REDEMPTIONS OF SHARES

GENERAL INFORMATION


    Investments in the Funds may be made either by an investor directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholder and to charge a fee for certain shareholder services, although no such fees are currently contemplated.



    PURCHASES. Fund shares are sold at a price equal to their net asset value next-determined after acceptance of an order plus any applicable sales charge on all weekdays except days when the New York Stock Exchange is closed, normally, New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas ("Fund Business Day") (see "Sales Charges" below). Fund shares are issued immediately after an order for the shares in proper form is accepted by the Transfer Agent. Each Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the next Fund Business Day after the order is accepted.


    The Funds reserve the right to reject any subscription for the purchase of their shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

    REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.


    Normally, redemption proceeds are paid immediately following, but in no event later than seven days following, acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.


    Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90-day period.


    The Trust employs reasonable procedures to ensure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust did not employ such procedures it could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, the telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

    Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

PURCHASE AND REDEMPTION PROCEDURES

    The following purchase and redemption procedures and shareholder services apply to investors who invest in the Funds directly. These investors may open an account by completing the application at the back of this Prospectus or by contacting the Transfer Agent at the address on the first page of this prospectus. For those shareholder services not referenced on the account application and to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from the Transfer Agent.

INITIAL PURCHASE OF SHARES

    There is a $5,000 minimum for initial investments in either Fund ($2,000 for individual retirement accounts).


    BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Funds at the address listed above. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or FFSI.


    BY BANK WIRE. To make an initial investment in either Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at (207) 879-0009 or 800-94FORUM (800-943-6786) to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:


    BankBoston
    Boston, Massachusetts
    ABA# 011000390
    For Credit To: Forum Financial Corp.
    Account #: 541-54171
        Re: (Name of Fund)
         Account #: ______________
         Account Name: __________


    The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day. There may be a charge imposed by the bank for transmitting payment by wire, and there also may be a charge for the use of Federal funds.

SUBSEQUENT PURCHASES OF SHARES

    There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at (207) 879-0009 or 800-94FORUM (800-943-6786) to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

    Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in a Fund monthly or quarterly. Shareholders wishing to participate in this program may obtain the applicable forms from the Transfer Agent. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.

REDEMPTION OF SHARES


    Shareholders that wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.


    BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.

    BY TELEPHONE. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (207) 879-0009 or 800-94FORUM (800-943-6786) and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

    BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day the redemption request in proper form is received by the Transfer Agent.

    AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.


    OTHER REDEMPTION MATTERS. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. A signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.


    The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

SALES CHARGES

    The public offering price for shares of a Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge. No sales charge is assessed on the reinvestment of dividends or other distributions. The sales charge is assessed as follows (net asset value percentages are rounded to the nearest one-hundredth percent):


                                  Sales Charge
                                   as a % of
                           --------------------------
                              Public
                             Offering     Net Asset       Dealers'
Amount of Purchase            Price         Value        Reallowance
-------------------------  ------------  ------------  ---------------
less than $100,000.......        4.00%          4.17 %        3.50    %
$100,000 but less than
 $200,000................        3.50           3.63          3.10
$200,000 but less than
 $400,000................        3.00           3.09          2.70
$400,000 but less than
 $600,000................        2.50           2.56          2.25
$600,000 but less than
 $800,000................        2.00           2.04          1.75
$800,000 but less than
 $1,000,000..............        1.50           1.52          1.30
$1,000,000 and up........        0.50           0.50          0.40



    FFSI's commission is the sales charge shown above less any applicable discount reallowed to selected brokers and dealers (including banks and bank affiliates purchasing shares as principal or agent). Normally, FFSI will reallow discounts to selected brokers and dealers in the amounts indicated in the table above. From time to time, however, FFSI may elect to reallow the entire sales charge to selected brokers or dealers for all sales with respect to which orders are placed with FFSI during a particular period. The dealers' reallowance may be changed from time to time.



    In addition, from time to time and at its own expense, FFSI may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (i) the provision of travel arrangements and lodging,
(ii) tickets for entertainment events and (iii) merchandise.



    No sales charge will be assessed on purchases made for investment purposes by: (a) any bank, trust company, savings association or similar institution with whom FFSI has entered into a share purchase agreement acting on behalf of the institution's fiduciary customer accounts or any account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a qualified retirement plan); (b) any registered investment adviser with whom FFSI has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; (c) any registered investment adviser which is acting on behalf of its fiduciary customer accounts and for which it provides additional investment advisory services; (d) any broker-dealer with whom FFSI has entered into a Selected Dealer Agreement and a Fee-Based or Wrap Account Agreement and which is acting on behalf of its fee-based program clients; (e) directors and officers of the Trust; directors, officers and full-time employees of the Advisor, FFSI, any of their affiliates or any organization with which FFSI has entered into a selected dealer or processing agent agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative;
(f) any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment; (g) persons who exchange into a Fund from a mutual fund other than a fund of the Trust that participates in the Trust's exchange program, See "Purchases and Redemptions of

Shares -- Exchange Program;" and (h) employee benefit plans qualified under
Section 401 of the Internal Revenue Code of 1986, as amended. The Trust may require appropriate documentation from an investor concerning that investor's eligibility to purchase Fund shares without a sales charge. Any shares so purchased may not be resold except to the Fund.


REDUCED SALES CHARGES

    For an investor to qualify for a reduced sales charge as described below, the investor must notify the Transfer Agent at the time of purchase. Programs for reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings.

    RIGHTS OF ACCUMULATION. An investor's purchase of additional shares of a Fund may qualify for rights of accumulation ("ROA") wherein the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of shares of that Fund held by the investor. For example, if an investor owned shares of a Fund worth $400,000 at the then current net asset value and purchased shares of the Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2.50% rate applicable to a single $450,000 purchase, rather than at the 4.0% rate. To qualify for ROA on a purchase, the investor must inform the Transfer Agent and supply sufficient information to verify that each purchase qualifies for the privilege or discount.

    LETTER OF INTENT. Investors may also obtain reduced sales charges based on cumulative purchases by means of a written Letter of Intent ("LOI"), which expresses the investor's intention to invest $100,000 or more within a period of 13 months in shares of a Fund. Each purchase of shares under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI.

    An LOI is not a binding obligation upon the investor to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the LOI will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased within 13 months. Pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge. Share certificates are not issued for shares purchased under an LOI. Investors wishing to enter into an LOI can obtain a form of LOI from their broker or financial institution or by contacting the Transfer Agent.

EXCHANGES

    Fund shareholders are entitled to exchange their shares for shares of the other Fund, any other fund of the Trust or any other fund that participates in the exchange program and whose shares are eligible for sale in the shareholder's state of residence. Exchanges may only be made between accounts registered in the same name. A completed account application must be submitted to open a new account in a Fund through an exchange if the shareholder requests any shareholder privilege not associated with the existing account. Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, and the fund into which a shareholder is exchanging, including minimum investment requirements. The Funds do not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make.

    The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

    If a shareholder exchanges into a fund that imposes a sales charge, that shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.


    BY MAIL. Exchanges may be accomplished by written instructions to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guarantee is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.



    EXCHANGE BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder who has elected telephone exchange privileges by calling the Transfer Agent at (207) 879-0009 or 800-94FORUM (800-943-6786) and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.


RETIREMENT PROGRAMS


    INDIVIDUAL RETIREMENT ACCOUNTS. Neither of the Funds should be considered as a complete investment vehicle for the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $2,000, and the minimum subsequent investment is $500. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, this deduction will be reduced if the individual or, in the case of a married individual, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and the individual (or, in certain cases, the married couple) has adjusted gross income above certain levels.


    EMPLOYEE BENEFIT PLANS. The Funds may be a suitable investment vehicle for part or all of the assets held in various employee benefit plans, including 401(k) plans, 403(b) plans and SARSEPs.

PURCHASES AND REDEMPTIONS THROUGH FINANCIAL INSTITUTIONS


    Shares may be purchased and redeemed through certain broker-dealers, banks, trust companies and their affiliates, and other financial institutions, including affiliates of the Transfer Agent ("Processing Organizations"). Processing Organizations may receive as a dealer's reallowance a portion of the sales charge paid by their customers who purchase Fund shares. In addition, Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Trust is not responsible for the failure of any Processing Organization to promptly forward these requests.



    Investors who purchase shares through a Processing Organization may be charged a fee if they effect transactions in Fund shares through a broker or agent and will be subject to the procedures of their Processing Organization, which may include limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their Processing Organization's procedures and should read this Prospectus in conjunction with any materials and information provided by their Processing Organization. Customers who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their Processing Organization's and the Fund's procedures, may have Fund shares transferred into their name. Under their arrangements with the Trust, broker-dealer Processing Organizations are not generally required to deliver payment for purchase orders until several business days after a purchase order has been received by a Fund. Certain other Processing Organizations may also enter purchase orders with payment to follow.

    Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer. Certain states permit shares of the Fund to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

7. DIVIDENDS AND TAX MATTERS

DIVIDENDS


    Dividends of each Fund's net investment income are declared and paid quarterly. Distributions of net capital gain, if any, realized by the Funds are distributed annually.


    Shareholders may have all dividends reinvested in additional shares of the Fund that paid the dividend or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

    All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES


    Each Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, the Funds will not be liable for Federal income taxes on the net investment income and net capital gain distributed to their shareholders. Because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should avoid all Federal income and excise taxes.



    Dividends paid by the Funds out of their net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income. Distributions by the Funds of realized net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.



    Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of the shareholder's shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.


    It is expected that a portion of each Fund's dividends to shareholders will qualify for the dividends received deduction for corporations.

    The Funds may be required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Fund is correct and that the shareholder is not subject to backup withholding.

    Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year.

    The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Funds and their shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

8. OTHER INFORMATION

PERFORMANCE INFORMATION


    Each Fund's performance may be quoted in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. A Fund also may advertise its total return over different periods of time or by means of aggregate, average, year by year, or other types of total return figures. Because average annual returns tend to smooth out variations in each Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. A Fund's advertised yield and total return may or may not reflect the maximum sales load applicable to the Fund. A computation of yield or total return that does not take into account the sales load paid by an investor will be higher than a computation based on the public offering price of the shares purchased that does take into account payment of a sales load.


    Each Fund's advertisements any reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Funds may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS


    Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and in the view of FAS would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.

DETERMINATION OF NET ASSET VALUE

    The Trust determines the net asset value per share of the each Fund as of 4:00 p.m., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of that Fund's shares outstanding at the time the determination is made. Securities owned by a Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.

THE TRUST AND ITS SHARES

    The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series.


    Each share of each fund of the Trust has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.


    From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                 (This page has been left blank intentionally.)

                               BACK COVER TO COME

AUSTIN GLOBAL EQUITY FUND
                ------------------------------------------------

Two Portland Square
Portland, Maine 04101

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:


    Forum Financial Corp.
    Two Portland Square
    Portland, Maine 04112
    (207) 879-0001
    (800) 943-6786


--------------------------------------------------------------------------------


PROSPECTUS                                                        AUGUST 1, 1997

--------------------------------------------------------------------------------

This Prospectus offers shares of the Austin Global Equity Fund (the "Fund"), which is a diversified portfolio of Forum Funds (the "Trust"), an open-end, management investment company. The investment objective of the Fund is to seek capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Shares of the Fund are offered to investors without any sales charge, but the Fund may bear certain of its distribution expenses.


This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information dated August 1, 1997, which contains more detailed information about the Fund and the Trust and which is hereby incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting Shareholder Servicing at the address or phone number listed above.


--------------------------------------------------------------------------------

TABLE OF CONTENTS

1.         Prospectus Summary.....................          2  5.         Purchases and Redemptions of Shares....          9
2.         Financial Highlights...................          3  6.         Dividends and Tax Matters..............         12
3.         Investment Objective and Policies......          4  7.         Other Information......................         13
4.         Management.............................          8  8.         Appendix...............................         15

--------------------------------------------------------------------------------

   Investors should read this Prospectus and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

INVESTMENT OBJECTIVE AND POLICIES

     The Fund seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. The Fund invests primarily in issuers based in the United States, Europe, Japan and the Pacific Basin. See "Investment Objective and Policies."

MANAGEMENT


     Austin Investment Management, Inc. (the "Adviser") is the Fund's investment adviser and makes investment decisions for the Fund. Forum Financial Services, Inc. ("FFSI") distributes the Fund's shares and Forum Administrative Services, LLC ("FAS") administers the Fund. See "Management." The Fund may bear certain expenses in connection with the sale of its shares. See "Management -- Distribution."


PURCHASES AND REDEMPTIONS

     Shares of the Fund are offered at the next-determined net asset value without a sales charge to investors who plan to invest a minimum of $10,000 in the Fund. Shares of the Fund may be redeemed from the Fund without charge at their next-determined net asset value. See "Purchases and Redemptions of Shares."

DIVIDENDS

     Dividends representing the net investment income of the Fund are declared and paid at least annually. Net capital gains realized by the Fund, if any, also will be distributed annually. Dividends and distributions are reinvested in additional shares of the Fund unless a shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

CERTAIN RISK FACTORS
     There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. The foreign securities and related transactions in which the Fund may invest entail certain risks not associated with investment in domestic securities. See "Foreign Securities." In addition, the hedging strategies in which the Fund may engage entail additional risks. See "Hedging Strategies." The Fund is not intended to provide a complete or balanced investment program for all investors.

EXPENSES OF INVESTING IN THE FUND


     The purpose of the following table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. There are no transaction or sales charges associated with purchases or redemptions of Fund shares.



ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets after applicable fee waivers)



Advisory Fees (after fee waivers).........      0.62%
12b-1 Fees................................      0.02%
Other Expenses............................      1.86%
                                            ---------
Total Fund Operating Expenses.............      2.50%



     The amounts of expenses are based on actual amounts incurred during the Fund's most recent fiscal year ended March 31, 1997. Absent certain expense reimbursements and fee waivers during the most recent fiscal year, the Investment Advisory Fees and Total Fund Operating Expenses would have been 1.50% and 3.38%, respectively. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time. For a further description of the various costs and expenses incurred in the Fund's operation, see "Management."


EXAMPLE

     The following is a hypothetical example that indicates the dollar amount of expenses an investor would pay assuming a $1,000 investment, a 5% annual return, reinvestment of all dividends and distributions and full redemption at the end of each period:

  1 Year       3 Years      5 Years     10 Years
-----------  -----------  -----------  -----------
 $      25    $      78    $     133    $     284

The example is based on the expenses listed in the "Annual Fund Operating Expenses" table above. The 5% annual return is not a prediction of and does not represent the Fund's projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS


     The following represents selected data for a single share outstanding of the Fund for the period indicated. The information for the periods ending March 31, 1997 and June 30, 1996, 1995 and 1994 was audited in connection with an audit of the Trust's financial statements by Deloitte & Touche LLP, independent auditors. The financial statements and auditors' report thereon are contained in the Annual Report which is incorporated by reference into the Statement of Additional Information. Further information about the Fund's performance is contained in the Annual Report, which may be obtained without charge by contacting the Fund's transfer agent.



                                                                AUSTIN GLOBAL EQUITY FUND
                                               ------------------------------------------------------------
                                                Nine Months                                  Period Ended
                                                Ended March    Year Ended     Year Ended       June 30,
                                                 31, 1997     June 30, 1996  June 30, 1995      1994(a)
                                               -------------  -------------  -------------  ---------------
Net Asset Value, Beginning of Period             $   13.19      $   11.60      $    9.80       $   10.00
                                               -------------  -------------       ------          ------
Investment Operations:

  Net Investment Income (Loss)                       (0.11)         (0.12)          0.04(b)        (0.03)

  Net Realized and Unrealized Gain (Loss) on
    Investments                                       0.86           1.98           1.76           (0.17)
                                               -------------  -------------       ------          ------

Total from Investment Operations                      0.75           1.86           1.80           (0.20)

Distributions From:

  Net Realized Gain on Investments                   (1.10)         (0.27)        --              --
                                               -------------  -------------       ------          ------

Net Asset Value, End of Period                   $   12.84      $   13.19      $   11.60       $    9.80
                                               -------------  -------------       ------          ------
                                               -------------  -------------       ------          ------

Total Return(b)                                       5.38%(c)       16.22%        18.37%          (3.57   %)

Ratio/Supplementary Data:

Net Assets at End of Period (000's omitted)    $    10,289    $    10,326    $     8,474    $      7,646

Ratios to Average Net Assets:

  Expenses Including Reimbursement/Waiver             2.50%(d)        2.50%         2.50%           2.36%(d)

  Expenses Excluding Reimbursement/Waiver             3.38%(d)        3.25%         3.19%           4.18%(d)

  Net Investment Income (Loss) Including
    Reimbursement/Waiver                             (1.09%)(d)       (0.98%)        0.41%         (0.83%)(d)

Average Commission Rate(e)                     $    0.0383    $    0.0542            N/A             N/A

Portfolio Turnover Rate                              44.79%         93.55%         35.31%           2.49%



(a)  The Fund Commenced operations on December 8, 1993.



(b)  Calculated using the weighted average shares outstanding.



(c)  Not annualized.



(d)  Annualized.



(e) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities.

3. INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The investment objective of the Fund is to seek capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. There can be, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES


     The Fund seeks to achieve its investment objective by investing primarily in the securities of issuers based in the United States, Europe, Japan and the Pacific Basin, but it is anticipated that the Fund will generally invest more of its assets in United States issuers than in the issuers of any other country. During periods of normal market conditions the Fund will have at least 65% of its total assets invested in securities issued by companies based in three or more countries and will have at least 65% of its total assets invested in common stock and securities convertible into common stock. The securities in which the Fund invests may be traded on securities exchanges or in the over-the-counter markets.


     The Fund intends to invest principally in companies that, in the view of the Adviser, possess above average growth potential or attractive valuations. In addition, the Adviser seeks to invest in companies which, in the Adviser's opinion, are improving but whose improvement has not been fully recognized by the investment community. In making these investments, the Adviser analyses various characteristics of the issuers, which may vary from company to company. The Fund may purchase the shares of small companies whose stock is less actively traded and which have greater appreciation potential and a correspondingly higher level of price volatility than larger companies whose shares are actively traded. Consequently, the Adviser anticipates that the Fund's portfolio will exhibit a high degree of price fluctuation or volatility when compared to the market averages. In seeking these investments, the Adviser relies primarily on analysis of individual companies and analysis of industries and economic trends.

     The Fund intends to invest up to 25% of assets in equity securities of companies in the telecommunications industry. Investments in such companies may be expected to benefit from global economic growth, scientific developments and advances in technologies, such as frequency spectrum utilization, satellite systems, fiber optics, electronic communication, software and others. The Fund may invest in the securities of issuers in any industry, but the Adviser emphasizes investments in those industries for which the Adviser believes the economic cycle is improving. The Fund will not, however, invest more than 25% of its total assets in any one industry.

     CONVERTIBLE SECURITIES. The Fund may invest up to 35% of its assets in convertible securities, including convertible debt and convertible preferred stock. Convertible securities are fixed income securities which may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. These securities are usually senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities.

     In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of convertible securities, however, are also influenced by the value of the underlying common stock.


     The Fund will invest only in convertible debt that is rated B or higher by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P") and in preferred stock that is rated b or higher by Moody's or B or higher by S&P. Under normal circumstances, the Fund will invest no more than 10% of its assets in securities rated below BBB by S&P or bbb by Moody's. The Fund may purchase unrated convertible securities if the Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Securities in the lowest permissible rating categories are characterized by Moody's as generally lacking characteristics of the desirable investment and by S&P as being predominantly speculative. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interests of the Fund. A further description of the various rating categories is included in the Statement of Additional Information.

     FOREIGN SECURITIES. The Fund's investments in foreign securities involve certain risks, such as exchange rate fluctuations, political or economic instability of the issuer or the country of issue and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations denominated in U.S. dollars. Foreign securities and their markets may not be as liquid as domestic securities and their markets, and foreign brokerage commissions and custody fees are generally higher than those in the United States.

     In addition, issuers of securities in foreign jurisdictions generally are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. To the extent that the Fund invests a portion of its assets in a particular region of the world, an investment in the Fund will be subject to certain risks since the economies and markets in a region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner. With respect to its permitted investments in foreign securities, currently the Fund limits the amount of its total assets that may be invested in one country or denominated in one currency (other than the U.S. dollar) to 25%.

     The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

     The Fund's investments that are denominated in foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. dollar. These changes will affect the Fund's net assets, distributions and income. The Fund may utilize foreign currency forward contracts in order to hedge against uncertainty in the level of future foreign exchange rates. The Fund will not enter into these contracts for speculative purposes. These contracts involve an obligation to purchase or sell a specific currency at a specified future date, usually less than one year from the date of the contract, at a specified price. The Fund may enter into foreign currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. These contracts involve a risk of loss if the Adviser fails to predict currency values correctly and also involve similar risks to those described under "Hedging Strategies." The Fund may also buy and sell foreign currency options, foreign currency futures contracts and options on those futures contracts. See "Hedging Strategies."

ADDITIONAL INVESTMENT POLICIES

     The Fund's investment objective and certain investment limitations that are deemed to be fundamental, as described in the Statement of Additional Information, may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Fund are not deemed to be fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. A further description of the Fund's investment policies is contained in the Statement of Additional Information.

     BORROWING. As a fundamental policy, the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets. As a nonfundamental policy, the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made; provided that any such temporary or emergency borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

     ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements not entitling the Fund to the payment of principal within seven days. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.


     REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. The Fund may seek additional income by entering into repurchase agreements or by lending securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Fund might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. Securities loans must be continuously secured by cash or securities issued or guaranteed as to principal and interest by the United States Government or by any of its agencies and instrumentalities ("U.S. Government Securities") with a market value, determined daily, at least equal to the value of the Fund's securities loaned. When the Fund lends a security, it receives interest from the borrower or from investing cash collateral. The Trust's custodian maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest and which consists of the types of securities in which the Fund may invest directly. The Fund may pay fees to arrange securities loans. The Fund will not lend portfolio securities in excess of 33 1/3% of the value of the Fund's total assets.



     DIVERSIFICATION AND CONCENTRATION. The Fund is diversified. As a fundamental policy, with respect to 75% of its assets, the Fund may not purchase a security (other than a U.S. Government Security), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of a single issuer or (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer. As a fundamental policy, the Fund may not purchase securities, if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. This limit does not apply to investments in U.S. Government Securities or repurchase agreements covering U.S. Government Securities.


     WARRANTS. The Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Warrants are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them and the prices of warrants do not necessarily correlate with the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 5% of the value of its total assets.


     HEDGING STRATEGIES. The Fund may in the future seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. The Fund may write
(sell) covered put and call options and may buy put and call options on equity securities, foreign currencies and stock indices, such as the Standard & Poor's 500 Stock Index. In addition, the Fund may buy or sell stock index and foreign currency futures contracts and may write covered options and buy options on those contracts. Definitions of these instruments may be found in the Appendix to this Prospectus. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security, currency or futures contract or maintains liquid assets in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option.


     The Fund will not hedge more than 25% of its total assets by selling futures contracts, buying put options and writing call options. In addition, the Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets and will not purchase call options if the value of purchased call options would exceed 5% of the Fund's total assets.

     The Fund's use of options and futures contracts would subject the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities or currencies and fluctuations in the general securities or currency markets; (2) imperfect correlation between movements in the prices of options, futures contracts or related options and movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund.

     TEMPORARY DEFENSIVE POSITION. When the Adviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position. For temporary defensive purposes, the Fund may invest without limit in cash or in investment grade cash equivalents, including (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks, (iii) prime quality commercial paper, and (iv) repurchase agreements covering any of the securities in which the Fund may invest directly, and, subject to the limits of the Investment Company Act of 1940 (the "Investment Company Act"), in money market mutual funds. During periods when and to the extent that the Fund has assumed a temporary defensive position, it will not be pursuing its investment objective.

     PORTFOLIO TRANSACTIONS. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. This will increase the Fund's rate of turnover and will result in higher total brokerage costs for the Fund. The Adviser anticipates that the annual turnover in the Fund could be in excess of 50% in future years (but is not expected to equal or exceed 100%). An annual turnover rate of 100% would occur, for example, if all of the securities in the Fund were replaced once in a period of one year.

     The Fund has no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Consistent with its policy of obtaining the best net results, the Fund may conduct brokerage transactions through certain affiliates of the Adviser. The Board has adopted policies to ensure that these transactions are reasonable and fair and that the commissions charged are comparable to those charged by non-affiliated qualified broker-dealers.

4. MANAGEMENT

     The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Fund and generally meets quarterly to review the results of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust.

INVESTMENT ADVISER

     Pursuant to an investment advisory agreement with the Trust, Austin Investment Management, Inc. serves as investment adviser of the Fund. Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser receives an advisory fee that is accrued daily and paid monthly at an annual rate of 1.5% of the average daily net assets of the Fund.


     The Adviser, which is located at 375 Park Avenue, New York, New York 10152, is a registered investment adviser and provides investment management services to pension plans, endowment funds, institutional and individual accounts. As of the date of this Prospectus, the Adviser had approximately $152 million of assets under management and was controlled by Peter Vlachos, president and chief portfolio manager of the Adviser since its organization in 1989.


     Mr. Vlachos has been portfolio manager of the Fund since the Fund's inception and, as such, is responsible for the day-to-day management of the Fund's portfolio. Prior to his establishment of the Adviser, Mr. Vlachos was a portfolio manager at Neuberger & Berman, Inc. Prior thereto, Mr. Vlachos held various positions at Dreyfus Corp., including president and vice president of two investment companies managed by Dreyfus with over $2 billion in combined assets for which he was portfolio manager.

ADMINISTRATION


     On behalf of the Fund, the Trust has entered into an Administration Agreement with FAS. As provided in this agreement, FAS is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services which the Trust is obligated to pay for), providing the Trust with general office facilities and providing persons satisfactory to the Board of Trustees to serve as officers of the Trust. For these services, FAS receives a fee computed and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund. FAS, in its sole discretion, may waive all or any portion of its fees.



     FAS, which is located at Two Portland Square, Portland, Maine 04101, was organized under the laws of the State of Delaware on December 29, 1995 and as of the date of this Prospectus, FAS and FFSI provided management, administrative and distribution services to registered investment companies and collective investment funds with assets of approximately $18 billion.


DISTRIBUTION


     Pursuant to a Distribution Agreement, FFSI acts as the distributor of the Fund's shares. Under a distribution plan (the "Plan") adopted by the Board, the Fund may reimburse FFSI for the distribution expenses incurred by FFSI on behalf of the Fund. These expenses may include the cost of advertising and promotional materials, providing prospective shareholders with the Fund's prospectus, statement of additional information and shareholder reports, reimbursing the Adviser for its distribution expenses and compensating others who may provide assistance in distributing shares of the Fund. These expenses may include costs of FFSI's offices such as rent, communications equipment, employee salaries and overhead costs. The Fund will not reimburse FFSI for any distribution expenses in any fiscal year of the Fund in excess of 0.25% of the Fund's average daily net assets. During the period in which the Plan and the related Distribution Agreement are in effect, the Board will from time to time determine the amount of distribution expense reimbursement to be paid. It is anticipated that no distribution fees will be approved by the Board for the Fund's current fiscal year. Unreimbursed expenses of the Distributor incurred during a fiscal year of the Trust may not be reimbursed by the Trust in future years or after the termination of the Plan or the Distribution Agreement.



     FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.


TRANSFER AGENT


     The Trust has entered into a Transfer Agency Agreement with Forum Financial Corp. (the "Transfer Agent") pursuant to which the Transfer Agent acts as the Fund's transfer agent and dividend disbursing agent. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares. The Transfer Agent also performs other transfer agency functions and acts as dividend disbursing agent for the Trust. Forum Accounting Services, LLC ("FAcS") performs portfolio accounting services for the Fund, including determination of the Fund's net asset value. As of the date of this Prospectus each of FAS, FFSI, the Transfer Agent and FAcS was controlled by John Y. Keffer, President and Chairman of the Trust.


EXPENSES OF THE TRUST


     The Fund's expenses comprise Trust expenses attributable to the Fund, which are charged to the Fund, and those not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. The Adviser, FAS and the Transfer Agent may each elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Fee waivers are voluntary and may be reduced or eliminated at any time. The Trust is responsible for all of its expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian and transfer agent; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; compensation of the Trust's directors; compensation of the Trust's officers and employees who are not employees of the Adviser, FAS or their respective affiliates and costs of other personnel performing services for the Trust; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; state securities laws registration fees and related expenses; the fees payable under the Advisory Agreement and the Administration Agreement; and any fees and expenses payable pursuant to the Plan. The Adviser has agreed to reimburse the Trust for certain of the Fund's operating expenses which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale.


5. PURCHASES AND REDEMPTIONS OF SHARES

GENERAL


     PURCHASES. Shares of the Fund may be purchased without a sales charge at their net asset value on any weekday except days when the New York Stock Exchange is closed, normally, New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas ("Fund Business Day"). See "Other Information -- Determination of Net Asset Value."


     Shares of the Fund are issued at a price equal to the net asset value per share next determined after an order in proper form is accepted by the Transfer Agent. The Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the next Fund Business Day after the acceptance of an order.

     The Fund reserves the right to reject any subscription for the purchase of its shares. Stock certificates are issued only to shareholders of record upon their written request, and no certificates are issued for fractional shares.

     REDEMPTIONS. There is no redemption charge, no minimum period of investment, and no restriction on frequency of redemptions. The date of payment of redemption proceeds may not be postponed for more than seven days after shares are tendered to the Transfer Agent for redemption by a shareholder of record. The right of redemption may not be suspended except in accordance with the Investment Company Act.

     Redemptions are effected at a price equal to the net asset value per share next determined following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to participate in dividends declared after the day on which a redemption becomes effective.


     Redemption requests will not be effected unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing in the Fund through wire transfers. Normally redemption proceeds are paid immediately following any redemption, but in no event later than seven days after redemption, by check mailed to the shareholder of record at his record address. Shareholders who wish to redeem shares by telephone or by bank wire must elect these options by properly completing the appropriate sections of their account application.


PURCHASE AND REDEMPTION PROCEDURES

     Investors may obtain the account application necessary to open an account by writing the Transfer Agent at one of the addresses listed on the cover page to this prospectus.


     There is a $10,000 minimum for initial investments in the Fund and a $2,500 minimum for subsequent purchases, except for individual retirement accounts (See "Purchases and Redemptions of Shares -- Individual Retirement Accounts"). Shareholders will receive from the Trust periodic statements listing account activity during the statement period.


     The Fund sells and redeems its shares on a continuing basis at the net asset value of the shares next determined following the receipt by the Transfer Agent of a purchase or redemption order in proper form including, in the case of purchases, Federal Funds. An investor's funds will not be accepted or invested by the Fund during the period before the Fund's receipt of Federal Funds.

INITIAL PURCHASE OF SHARES

     MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Transfer Agent at:

     Austin Global Equity Fund
     P.O. Box 446
     Portland, Maine 04112


     Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or FFSI.


     BANK WIRE. To make an initial investment in the Fund using the fed wire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at (207) 879-0001 to obtain an account number for an initial investment. The investor should then instruct a member commercial bank to wire his money immediately to:


     BankBoston
     Boston, Massachusetts
     ABA # 011000390


        For Credit to: Forum Financial Corp.
        Account # 541-54171
        Austin Global Equity Fund
        (Investor's Name)
        (Investor's Account Number)

     The investor should then promptly complete and mail the account application.

     Any investor planning to wire funds should instruct his bank early in the day so the wire transfer can be accomplished the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Trust does not charge investors for the receipt of wire transfers.


     THROUGH BROKERS AND OTHER FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through brokers and other financial institutions that have entered into sales agreements with FFSI. These institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Trust. The Trust is not responsible for the failure of any Processing Organization to promptly forward these requests or otherwise carry out its obligations to its customers.



     Investors who purchase shares will be subject to the procedures of their institution, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. Certain shareholder services may not be available to shareholders who have purchased through a broker-dealer or other institution. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Investors who purchase Fund shares in this manner may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.


SUBSEQUENT PURCHASES OF SHARES


     Subsequent purchases may be made by mailing a check, by sending a bank wire or through a broker as indicated above. Shareholders using the wire system for subsequent purchases should first telephone the Transfer Agent at (207) 879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.


REDEMPTION OF SHARES


     Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.


     REDEMPTION BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed and all written requests for redemption must be signed by the shareholder with signature guaranteed.


     TELEPHONE REDEMPTION. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at (207) 879-0001. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Trust and the Transfer Agent will employ reasonable procedures to confirm that such instructions are genuine. Shareholders must provide the Transfer Agent with the shareholder's account number, the exact name in which the shares are registered and some additional form of identification such as a password. The Trust or the Transfer Agent may employ other procedures such as recording certain transactions. If such procedures are followed, neither the Transfer Agent nor the Trust will be liable for any losses due to unauthorized or fraudulent redemption requests. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.


     During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. Shares for which certificates have been issued may not be redeemed by telephone.

     BANK WIRE REDEMPTION. With respect to any redemption of more than $10,000, a shareholder may request the Fund to transmit the proceeds by Federal

Funds wire to a bank account designated in writing. To request bank wire redemptions by telephone, the shareholder must have elected to be able to redeem shares by telephone.


     OTHER REDEMPTION MATTERS. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. A signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, each person required to sign for the account must have his signature guaranteed.


     The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

     Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $10,000. The Fund will not redeem accounts that fall below this amount solely as a result of a reduction in net asset value.

INDIVIDUAL RETIREMENT ACCOUNTS


     The Fund may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for investors opening an IRA or investing through their own IRA is $2,000, and the minimum subsequent investment is $1,000. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and the individual (or, in certain cases, the married couple) has adjusted gross income above certain levels.


6. DIVIDENDS AND TAX MATTERS

DIVIDENDS

     Dividends of the Fund's net investment income are declared and paid annually. Net capital gains realized by the Fund, if any, also will be distributed annually.

     Shareholders may choose either to have all dividends reinvested in additional shares of the Fund or received in cash or to have dividends of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

     Income dividends will be reinvested at the Fund's net asset value as of the last day of the period with respect to which the dividends are paid. Capital gain dividends will be reinvested at the net asset value of the Fund on the payment date for the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be made more than seven days following the date on which dividends would otherwise be reinvested.

TAXES


     TAXATION OF THE FUND. The Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be liable for Federal income and excise taxes on the net investment income and capital gains distributed to its shareholders in accordance with the applicable provisions of the Code. The Fund intends to distribute all of its net income and net capital gains each year.

Accordingly, the Fund should thereby avoid all Federal income and excise taxes.

     SHAREHOLDER TAX MATTERS. Dividends paid by the Fund out of its net investment income (including realized net short term capital gains) are taxable to the shareholders of the Fund as ordinary income. Distributions of net long-term capital gain, if any, realized by the Fund are taxable to the shareholders as long-term capital gain, regardless of the length of time the shareholder may have held his shares in the Fund at the time of distribution. A portion of the Fund's dividends may qualify for the dividends received deduction available to corporations.

     If a shareholder holds shares for six months or less and during that period receives a distribution taxable to the shareholder as a long-term capital gain, any loss realized on the sale of the shareholder's shares during that six-month period would be deemed a long-term loss to the extent of the distribution.

     Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of the shareholder's shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income or other taxes. Under certain circumstances, shareholders will be notified of their share of these taxes and will be required to include that amount as income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.

     GENERAL. The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to a non-corporate shareholder unless such shareholder certifies in writing that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.

     Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year.

7. OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE

     The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Securities owned by the Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order as described under "Purchases and Redemptions of Shares."

THE TRUST AND ITS SHARES

     The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series. Prior to November 25, 1996, the Fund was a separate portfolio named Austin Global Equity Fund of Stone Bridge Funds, Inc., a Maryland corporation.

     Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class

(and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.


     From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


PERFORMANCE INFORMATION

     The Fund's performance may be quoted in advertising in terms of yield or total return. Both types of performance are based on the Fund's historical results and are not intended to indicate future performance. The Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments for a 30 day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the beginning of the 30 day period. The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

     The Fund's advertisements may refer to ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or CDA/Wiesenberger. In addition, the performance of the Fund may be compared to recognized indices of market performance. The comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

                                    APPENDIX

     OPTIONS ON EQUITY SECURITIES (sometimes referred to as stock options) - A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period.

     OPTIONS ON STOCK INDEXES - A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of a stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

     FOREIGN CURRENCY OPTIONS - A foreign currency option operates in the same manner as an option on securities. Options on foreign currencies are primarily traded in the over-the-counter market.

     STOCK INDEX FUTURES CONTRACTS - A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally contracts are closed out prior to the expiration date of the contract.

     FOREIGN CURRENCY FUTURES CONTRACTS - A foreign currency futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a quantity of a foreign currency called for in a contract at a specified future time and at a specific price. Although these contracts call for delivery of or acceptance of the foreign currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS - Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

              NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                 AUSTIN GLOBAL
                                  EQUITY FUND


                                   PROSPECTUS
                                 AUGUST 1, 1997


           AUSTIN
           Investment Management, Inc.
           Registered Investment Advisors

           ------------------------------------

OAK HALL-REGISTERED TRADEMARK- EQUITY FUND
                ------------------------------------------------

Two Portland Square
Portland, Maine 04101

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:


    Forum Financial Corp.
    Two Portland Square
    Portland, Maine 04101
    (207) 879-0001
    (800) 625-4255


--------------------------------------------------------------------------------


PROSPECTUS                                                        AUGUST 1, 1997

--------------------------------------------------------------------------------

This Prospectus offers shares of the Oak Hall-Registered Trademark- Equity Fund (the "Fund"), which is a diversified portfolio of Forum Funds (the "Trust"), an open-end, management investment company. The investment objective of the Fund is to seek capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Shares of the Fund are offered to investors without any sales charge, but the Fund may bear certain of its distribution expenses.


This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information dated August 1, 1997, which contains more detailed information about the Fund and the Trust and which is hereby incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting Shareholder Servicing at the address or phone number listed above.


--------------------------------------------------------------------------------

TABLE OF CONTENTS

1.         Prospectus Summary.....................          2  5.         Purchases and Redemptions of Shares....         10
2.         Financial Highlights...................          3  6.         Dividends and Tax Matters..............         12
3.         Investment Objective and Policies......          4  7.         Other Information......................         13
4.         Management.............................          8  8.         Appendix...............................         15

--------------------------------------------------------------------------------

   Investors should read this Prospectus and retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

SUMMARY OF THE FUND

     INVESTMENT OBJECTIVE AND POLICIES. The Fund seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. The Fund also may invest up to 30% of its assets in the securities of foreign companies and may use certain investment techniques, all of which may entail special risks. See "Investment Objective, Policies and Limitations."


     MANAGEMENT. Oak Hall-Registered Trademark- Capital Advisors, L.P. (the "Adviser") is the Fund's investment adviser and makes investment decisions for the Fund. Forum Financial Services, Inc., ("FFSI") distributes the Fund's shares and Forum Administrative Services, LLC ("FAS") administers the Fund. See "Management." The Fund bears certain expenses in connection with the sale of its shares. See "Management -- Distribution."


     PURCHASES AND REDEMPTIONS. Shares of the Fund are offered at the next-determined net asset value without a sales charge to investors who plan to invest a minimum of $10,000 in the Fund. Shares of the Fund may be redeemed from the Fund at their next-determined net asset value on any Fund Business Day. See "Purchases and Redemptions of Shares."

     DIVIDENDS. Dividends representing the net investment income of the Fund are declared and paid at least annually. Net capital gains realized by the Fund, if any, also will be distributed annually. Dividends and distributions are reinvested in additional shares of the Fund unless a shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

     CERTAIN RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective and the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. Certain investments and investment techniques of the Fund may entail additional risks or have speculative characteristics. These include investments in small companies whose securities are not actively traded, investments in debt securities rated below investment grade, and investments in securities of foreign issuers. See "Investment Objective, Policies and Limitations." The Fund is not intended to provide a complete or balanced investment program for all investors.

EXPENSES OF INVESTING IN THE FUND


     The purpose of the following table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. There are no transaction or sales charges associated with purchases and redemptions.


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Advisory Fees (after fee waivers).........      0.00%
12b-1 Fees................................      0.02%
Other Expenses (after expense
  reimbursements).........................      1.98%
                                            ---------
Total Fund Operating Expenses.............      2.00%



     The amounts of expenses are based on actual amounts incurred during the Fund's most recent fiscal year ended March 31, 1997. Absent certain expense reimbursements and fee waivers, during the most recent fiscal year, the Investment Advisory Fees, Other Expenses, and Total Operating Expenses of the Fund would be 0.75%, 2.16%, and 2.93%, respectively. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time. For a further description of the various costs and expenses incurred in the Fund's operation, see "Management."


EXAMPLE

     The following is a hypothetical example that indicates the dollar amount of expenses an investor would pay assuming a $1,000 investment, a 5% annual return, reinvestment of all dividends and distributions and full redemption at the end of each period:


  1 Year       3 Years      5 Years     10 Years
-----------  -----------  -----------  -----------
 $      20    $      63    $     108    $     233


The example is based on the expenses listed in the "Annual Fund Operating Expenses" table above. The 5% annual return is not a prediction of and does not represent the Fund's projected returns; rather it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN THOSE INDICATED.

2. FINANCIAL HIGHLIGHTS


     The following represents selected data for a single share outstanding of the Fund for the periods indicated. The information for the periods ending March 31, 1997 and June 30, 1996, 1995 and 1994 was audited in connection with an audit of the Trust's financial statements by Deloitte & Touche, independent auditors. The financial statements and auditors' report thereon are contained in the Annual Report which is incorporated by reference into the Statement of Additional Information. The information for the period ending June 30, 1993 was audited by other independent auditors. Further information about the Fund's performance is contained in the Annual Report, which may be obtained without charge by contacting the Fund's transfer agent.



                                                           OAK HALL EQUITY FUND
                                 -------------------------------------------------------------------------
                                  Nine Months                                                Period Ended
                                  Ended March    Year Ended     Year Ended     Year Ended      June 30,
                                   31, 1997     June 30, 1996  June 30, 1995  June 30, 1994     1993(a)
                                 -------------  -------------  -------------  -------------  -------------
Net Asset Value, Beginning of
 Period                            $   13.61      $   11.33      $   12.55      $   14.30      $   10.00
                                 -------------  -------------  -------------  -------------  -------------
Investment Operations:
  Net Investment Income (Loss)         (0.15)         (0.32)(b)       (0.03)(b)       (0.09)      --
  Net Realized and Unrealized
    Gain (Loss) on Investments          0.34           2.60          (0.10)         (0.52)          4.31
                                 -------------  -------------  -------------  -------------  -------------
Total from Investment
 Operations                             0.19           2.28          (0.13)         (0.61)          4.31
Distributions From:
  Net Realized Gain on
    Investments                       --             --              (1.09)         (1.14)         (0.01)
                                 -------------  -------------  -------------  -------------  -------------
Net Asset Value, End of Period     $   13.80      $   13.61      $   11.33      $   12.55      $   14.30
                                 -------------  -------------  -------------  -------------  -------------
                                 -------------  -------------  -------------  -------------  -------------
Total Return                            1.40%(c)       20.12%        (1.07  %)       (5.14  %)       45.12  %(d)
Ratio/Supplementary Data:
Net Assets at End of Period
 (000's omitted)                 $     7,310    $    12,257    $    16,399    $    35,470    $    12,581
Ratios to Average Net Assets:
  Expenses Including
    Reimbursement/Waiver                2.00   (d)        2.00%        2.00%         2.01%          1.23  %(d)
  Expenses Excluding
    Reimbursement/Waiver                2.93   (d)        2.44%     --       %        2.17%         5.91  %(d)
  Net Investment Income (Loss)
    Including Reimbursement/
    Waiver                             (1.13    (d)       (1.14  %)        (.23  %)        (.96  %)       (0.07  %)(d)
Average Commission Rate (e)      $    0.0673    $    0.0601            N/A            N/A            N/A
Portfolio Turnover Rate                95.05%        157.01%        115.33%        168.61%        187.94%



(a)  The Fund commenced operations on July 13, 1992.



(b)  Calculated using the weighted average shares outstanding.



(c)  Not annualized.



(d)  Annualized.



(e) Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.

3. INVESTMENT OBJECTIVE, POLICIES, AND LIMITATIONS

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Except during periods when the Fund assumes a temporary defensive position, the Fund will have at least 65% of its total assets invested in common stock and securities convertible into common stock. There can be, of course, no assurance that the Fund will achieve its investment objective.

     The Fund intends to invest principally in companies that, in the view of the Adviser, possess above average growth potential or attractive valuations. The Adviser seeks to identify and invest in companies it believes have a minimum of downside risk and whose stock is selling at a discount from previous peak prices. In addition, the Adviser seeks to invest in companies whose fundamental attributes, in the Adviser's opinion, are improving but whose improvement has not been fully recognized by the investment community. Consequently, the Adviser anticipates that the Fund's portfolio will exhibit a high degree of volatility or price fluctuation when compared to the market averages. In seeking these investments, the Adviser relies primarily on a company by company analysis (rather than on broader analysis of industry or economic trends). The Fund may invest in the securities of issuers in any industry, but the Adviser emphasizes investments in those industries for which the Adviser believes the economic cycle is improving. The Fund may purchase the shares of small companies whose stock is less actively traded and which have greater appreciation potential and a correspondingly higher level of risk than larger companies whose shares are actively traded. The securities in which the Fund invests may be traded on securities exchanges or in the over-the-counter markets.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, including convertible debt and convertible preferred stock. The Fund will invest only in convertible debt that is rated B or higher by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Corporation ("S&P") and in preferred stock that is rated b or higher by Moody's or B or higher by S&P. The Fund may purchase unrated convertible securities if the Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. Securities in the lowest permissible rating categories are characterized by Moody's as generally lacking characteristics of a desirable investment and by S&P as being predominantly speculative. In addition, securities in these categories may involve the same type of risks as the "Debt Securities" described below, although to a lesser degree. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) if the Adviser determines that retaining such security is in the best interests of the Fund. A further description of the various rating categories is included in the Statement of Additional Information.

     DEBT SECURITIES. The Fund may invest up to 25% of the value of its total assets in heavily discounted non-investment grade, high risk, corporate debt securities (commonly referred to as "junk bonds") rated in any category by Moody's or S&P, or unrated, as an alternative to investing in equity securities. In these instances, investment selection is based upon the independent research activity of the Adviser and ratings of generally recognized bond rating agencies, such as Moody's or S&P. Bonds rated in Moody's lowest rating category, C, are characterized as having extremely poor prospects of ever attaining any real investment standing. Bonds rated in S&P's lowest rating category, D, are characterized as being in default. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuer's creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. For this purpose, securities with different ratings from Moody's and S&P are assigned the higher rating.


     A further description of the various rating categories is included in the Statement of Additional Information.

ADDITIONAL INVESTMENT POLICIES

     FOREIGN SECURITIES. The Fund may invest up to 30% of the value of its total assets in securities of foreign issuers, in American Depository Receipts ("ADRs") and in securities denominated in foreign currencies (collectively, "foreign securities"). Investments in foreign securities involve certain risks, such as exchange rate fluctuations, political or economic instability of the issuer or the country of issue and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. Securities registration, custody and settlements of foreign securities may in some instances be subject to delays and legal and administrative uncertainties. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations denominated in U.S. dollars. Foreign securities and their markets may not be as liquid as domestic securities and their markets, and foreign brokerage commissions and custody fees are generally higher than those in the United States. In addition, less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to its permitted investments in foreign securities, currently the Fund limits the amount of its assets that may be invested in one country or denominated in one currency (other than the U.S. dollar) to 25%. The Fund may invest in sponsored and unsponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

     The Fund may utilize foreign currency forward contracts in order to hedge against uncertainty in the level of future foreign exchange rates. The Fund will not enter into these contracts for speculative purposes. These contracts involve an obligation to purchase or sell a specific currency at a specified future date, usually less than one year from the date of the contract, at a specified price. The Fund may enter into foreign currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. These contracts involve a risk of loss if the Adviser fails to predict currency values correctly and also involve similar risks to those described under "Hedging Strategies." The Fund may also buy and sell foreign currency options and other derivatives, foreign currency futures contracts and options on those futures contracts. See "Hedging Strategies."

     WARRANTS. The Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Warrants are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them and the prices of warrants do not necessarily correlate with the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 5% of the value of its total assets.


     REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. The Fund may seek additional income by entering into repurchase agreements or by lending portfolio securities (principally to broker-dealers, except the Adviser's affiliates, or to institutional investors). These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Fund might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.


     Repurchase agreements are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. Securities loans must be continuously secured by cash or securities issued or guaranteed as to principal and interest by the United States Government or by any of its agencies and instrumentalities ("U.S. Government Securities") with a market value, determined daily, at least equal to the value of the Fund's securities loaned. When the Fund lends a security, it receives interest from the borrower or from investing cash collateral. The Trust's custodian maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest and which consists of the types of securities in which the Fund may invest directly. The Fund will limit securities lending to not more than 10% of the value of its total assets.



     HEDGING STRATEGIES. The Fund may in the future seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. The Fund may write
(sell) covered put and call options and may buy put and call options on equity securities, foreign currencies and stock indices, such as the Standard & Poor's 500 Stock Index. In addition, the Fund may buy or sell stock index and foreign currency futures contracts and may write covered options and buy options on those contracts. Definitions of these instruments may be found in the Appendix to this Prospectus. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security, currency or futures contract or maintains liquid assets in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option. A further description of these investment techniques, including the limitations on their use, is contained in the Statement of Additional Information.


     The Fund's use of options and futures contracts would subject the Fund to certain investment risks and transactions cost to which it might not otherwise be subject. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities or currencies and fluctuations in the general securities or currency markets; (2) imperfect correlation between movements in the prices of options, futures contracts or related options and movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences and (6) the potential for unlimited loss when investing in futures contracts. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price or yield is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The purchase of securities on a when-issued or forward commitment basis enables the Fund to hedge against anticipated changes in interest rates and prices. If the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete its when-issued or forward commitment transactions at prices below current market values. In other words, the Fund may have paid more for the securities than the securities are worth on the date the Fund fulfills its commitment.


     TEMPORARY DEFENSIVE POSITION. When the Adviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position. For temporary defensive purposes, the Fund may invest without limit in cash or in investment grade cash equivalents, including (i) short-term obligations issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities"), (ii) prime quality certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States, (iii) prime quality commercial paper, and (iv) repurchase agreements covering any of the securities in which the Fund may invest directly, and, subject to the limits of the Investment Company Act of 1940 (the "Investment Company Act,") money market mutual funds. During periods when and to the extent that the Fund has assumed a temporary defensive position, it will not be pursuing its investment objective.

GENERAL

     PORTFOLIO TRANSACTIONS. The frequency of portfolio transactions (the portfolio turnover rate) will vary from year to year depending on market conditions. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. This will increase the Fund's rate of turnover and will result in higher total brokerage costs for the Fund. An annual turnover rate of 100% would occur, for example, if all of the securities in the Fund were replaced once in a period of one year. The Adviser weighs the anticipated benefits of short-term investments against these consequences.


     The Fund has no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Consistent with its policy of obtaining the best net results, the Fund may conduct brokerage transactions through certain affiliates of the Adviser. The Board of Trustees of the Trust has adopted policies to ensure that these transactions are reasonable and fair and that the commissions charged are comparable to those charged by non-affiliated qualified broker-dealers.


     CHANGES IN INVESTMENT OBJECTIVE AND POLICIES. The investment objective of the Fund is a fundamental policy of the Fund and, along with any other policies of the Fund that are deemed to be fundamental, may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. A majority of the Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Fund are not deemed to be fundamental and may be changed by the Board of Trustees without shareholder approval. A further description of the Fund's investment policies is contained in the Statement of Additional Information.

     INVESTMENT LIMITATIONS. The Fund has adopted the following investment limitations which, except for (5), are fundamental policies of the Fund. Additional fundamental and nonfundamental limitations are listed in the Statement of Additional Information. The Fund may not:

     (1) Borrow money, except the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets.

     (2) Make loans to other persons except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

     (3) Purchase the securities of issuers (other than U.S. Government Securities) conducting their business activity in the same industry if, immediately after such purchase, the value of investments in such industry would comprise 25% or more of the value of the Fund's total assets.

     (4) Purchase a security if, as a result (a) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (b) the Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies only with respect to 75% of the Fund's total assets and does not apply to U.S. Government Securities.

     (5) Invest more than 15% of its net assets in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

     If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or redemptions of Fund shares will not be considered a violation of the limitation.

4. MANAGEMENT

     The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Fund and generally meets quarterly to review the results of the Fund, monitor investment practices and discuss other matters affecting the Fund and the Trust.

INVESTMENT ADVISER


     Oak Hall-Registered Trademark- Capital Advisors, L.P. is the investment adviser of the Fund pursuant to an Investment Advisory Agreement with the Trust. Subject to the general control of the Board of Trustees, the Adviser makes investment decisions for the Fund. For its services under the Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser's fees are accrued daily and paid monthly. The Adviser, in its sole discretion, may waive all or any portion of its advisory fee. Any waiver would have the effect of increasing the Fund's yield for the period during which the waiver was in effect and would not be recouped by the Adviser at a later date.



     Ed Cimilluca, President and Chief Investment Officer of the Adviser, has been the Fund's portfolio manager since January 1, 1997. Prior to his association with the Adviser, Mr. Cimilluca was Director of Research at J. & W. Seligman and prior thereto was a Managing Director of Lehman Brothers, Inc. Mr. Cimilluca has approximately 25 years in the investment management business. His approach to investing is consistent with the Fund's emphasis on value investing in out-of-favor sectors of the market.



     The Adviser, which is located at 24th Floor, 122 East 42nd Street, New York, New York 10168, is a registered investment adviser and provides investment management services to pension plans, endowment funds, institutional and individual accounts. As of the date of this Prospectus, the Adviser had approximately $117 million of assets under management. The Adviser was incorporated under the laws of the State of New York in 1984 and is a wholly owned subsidiary of American Securities Holding Corporation ("ASHC"). ASHC is wholly owned by a trust, the beneficiaries of which are members of the William Rosenwald family.


ADMINISTRATION


     On behalf of the Fund, the Trust has entered into an Administration Agreement with FAS. As provided in this agreement, FAS is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services which the Trust is obligated to pay for), providing the Trust with general office facilities and providing persons satisfactory to the Board of Trustees to serve as officers of the Trust. For these services, FAS receives a fee computed and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund. Like the Adviser, FAS, in its sole discretion, may waive all or any portion of its fees. FAS was organized under the laws of the State of Delaware on December 29, 1995 and as of the date hereof, FAS and FFSI provided management, administrative and distribution services to registered investment companies and collective investment funds with assets of approximately $18 billion.


DISTRIBUTION


     Pursuant to a Distribution Agreement, FFSI acts as the distributor of the Fund's shares. Under a distribution plan (the "Plan") adopted by the Board of Trustees, the Fund may reimburse FFSI for the distribution expenses incurred by FFSI on behalf of the Fund. These expenses may include the cost of advertising and promotional materials, providing prospective shareholders with the Fund's prospectus, statement of additional information and shareholder reports, reimbursing the Adviser for its distribution expenses and compensating others who may provide assistance in distributing shares of the Fund. These expenses may include costs of FFSI's offices such as rent, communications equipment, employee salaries and overhead costs. The Fund will not reimburse FFSI for any expenses in any fiscal year of the Fund in excess of 0.20% of the Fund's average daily net assets. During the period in which the Plan and the related Distribution Agreement are in effect, the Board of Trustees will from time to time determine the amount of distribution expense reimbursement to be paid. Unreimbursed expenses of FFSI incurred during a fiscal year of the Trust may not be reimbursed by the Trust in future years or after the termination of the Plan or the Distribution Agreement.



     FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.


TRANSFER AGENT


     The Trust has entered into a Transfer Agency Agreement with Forum Financial Corp. (the "Transfer Agent") pursuant to which the Transfer Agent acts as the Fund's transfer agent and dividend disbursing agent. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares. The Transfer Agent also performs other transfer agency functions and acts as dividend disbursing agent for the Trust. Pursuant to an agreement with the Trust, Forum Accounting Services, LLC ("FAcS") performs portfolio accounting services for the Fund, including determination of the Fund's net asset value. As of the date of this Prospectus, each of FAS, FFSI, the Transfer Agent and FAcS was controlled by John Y. Keffer, President and Chairman of the Trust and each was located at Two Portland Square, Portland, Maine 04101.


EXPENSES OF THE TRUST


     The Adviser has agreed to reimburse the Trust for certain of the Fund's operating expenses (exclusive of interest, taxes, brokerage, fees and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Trust may elect not to qualify its shares for sale in every state. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly. Subject to the above obligations, the Trust has confirmed its obligation to pay all the Trust's other expenses. The Adviser, FAS, the Transfer Agent and FAcS may each elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Fee waivers are voluntary and may be reduced or eliminated at any time. The Fund's expenses comprise Trust expenses attributable to the Fund, which are charged to the Fund, and those not attributable to a particular fund of the Trust which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets.


5. PURCHASES AND REDEMPTIONS OF SHARES

GENERAL


     PURCHASES. Fund shares may be purchased without a sales charge at their net asset value next determined on any weekday except days when the New York Stock Exchange is closed, normally, New Year's Day, Dr. Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and

Christmas ("Fund Business Day"). See "Other Information -- Determination of Net Asset Value."



     Fund shares are issued after an order in proper form, accompanied by funds on deposit at a Federal Reserve Bank ("Federal Funds"), is received by the Transfer Agent. An investor's funds will not be accepted or invested by the Fund during the period before the Fund's receipt of Federal Funds. The Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the day after the shares are issued to an investor.


     The Fund reserves the right to reject any subscription for the purchase of its shares and may, in the Adviser's discretion, accept portfolio securities in lieu of cash as payment for Fund shares. Stock certificates are issued only to shareholders of record upon their written request, and no certificates are issued for fractional shares.

     REDEMPTIONS. There is no redemption charge, no minimum period of investment, and no restriction on frequency of redemptions. The date of payment of redemption proceeds may not be postponed for more than seven days after shares are tendered to the Transfer Agent for redemption by a shareholder of record. The right of redemption may not be suspended except in accordance with the Investment Company Act.

     Redemptions are effected at a price equal to the net asset value per share next determined following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to participate in dividends declared after the day on which a redemption becomes effective.

PURCHASE AND REDEMPTION PROCEDURES

     Investors may obtain the account application necessary to open an account by writing the Transfer Agent at the following address:

     Oak Hall-Registered Trademark- Equity Fund
     P.O. Box 446
     Portland, Maine 04112

     There is a $10,000 minimum for initial investments in the Fund and a $5,000 minimum for subsequent purchases, except for individual retirement accounts (See "Individual Retirement Accounts"). Shareholders will receive from the Trust periodic statements listing account activity during the statement period.

     The Fund sells and redeems its shares on a continuing basis at their net asset value next determined following the receipt by the Transfer Agent of a purchase or redemption order in proper form including, in the case of purchases, Federal Funds. An investor's funds will not be accepted or invested by the Fund during the period before the Fund's receipt of Federal Funds.

INITIAL PURCHASE OF SHARES


     MAIL. Investors may send a check made pay-able to the Trust along with a completed account application to the Transfer Agent at the following address:


     Oak Hall-Registered Trademark- Equity Fund
     P.O. Box 446
     Portland, Maine 04112

     Checks are accepted at full value subject to collection. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on some non-member banks may take longer.

     BANK WIRE. To make an initial investment in the Fund using the fedwire system for transmittal of money among banks, an investor should first telephone the Transfer Agent at 207-879-0001 to obtain an account number for an initial investment. The investor should then instruct a member commercial bank to wire his money immediately to:


     BankBoston
     Boston, Massachusetts
     ABA # 011000390
     For Credit to: Forum Financial Corp.
        Account # 541-54171
        Oak Hall Equity Fund
        (Investor's Name)
        (Investor's Account Number)

     The investor should then promptly complete and mail the account application.

     Any investor planning to wire funds should instruct his bank early in the day so the wire transfer can be accomplished the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Trust does not charge investors for the receipt of wire transfers. Payment in the form of a bank wire received prior to 4:00 p.m., Eastern time on a Fund Business Day will be treated as a Federal Funds payment received before that time.

     THROUGH BROKERS AND OTHER FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through brokers and other financial institutions that have entered into sales agreements with Forum. These institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Trust. The Trust is not responsible for the failure of any institution to promptly forward these requests or otherwise carry out its obligations to its customers.

     Investors who purchase shares will be subject to the procedures of their institution, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. Certain shareholder services may not be available to shareholders who have purchased through a broker-dealer or other institution. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase Fund shares in this manner may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a one to five day settlement period for purchases and redemptions through broker-dealers.

SUBSEQUENT PURCHASES OF SHARES

     Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for subsequent purchases should first telephone the Transfer Agent at 207-879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

REDEMPTION OF SHARES

     Redemption requests will not be effected unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing in the Fund through wire transfers. Normally redemption proceeds are paid immediately following any redemption, but in no event later than seven days after redemption, by check mailed to the shareholder of record at his record address. Shareholders that wish to redeem shares by Telephone or by Bank Wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone. These privileges may be modified or terminated by the Trust at any time. Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $10,000 ($2,000 for IRAs). The Fund will not redeem accounts that fall below these amounts solely as a result of a reduction in net asset value.

     REDEMPTION BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed and all written requests for redemption must be signed by the shareholder with signature guaranteed.

     When a signature guarantee is called for, including any instruction to change the record name or address, the designated bank account, the dividend election, or the telephone redemption option election on an account, the shareholder should have

"Signature Guaranteed" stamped under his signature and signed by a commercial bank or trust company, a broker, dealer or securities exchange, a credit union or a savings association that is authorized to guarantee signatures.

     TELEPHONE REDEMPTION. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at 207-879-0001. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Trust and the Transfer Agent will employ reasonable procedures to confirm that such instructions are genuine. Shareholders must provide the Transfer Agent with the shareholder's account number, the exact name in which the shares are registered and some additional form of identification such as a password. The Trust or the Transfer Agent may employ other procedures such as recording certain transactions. If such procedures are followed, neither the Transfer Agent nor the Trust will be liable for any losses due to unauthorized or fraudulent redemption requests. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

     During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event a shareholder is unable to reach the Transfer Agent by telephone requests may be mailed or hand-delivered to the Transfer Agent. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. Shares for which certificates have been issued may not be redeemed by telephone.


     BANK WIRE REDEMPTION. With respect to any redemption of more than $10,000, a shareholder who has elected wire redemption privileges may request the Fund to transmit the proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected to be able to redeem shares by telephone.


     OTHER REDEMPTION MATTERS. The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

INDIVIDUAL RETIREMENT ACCOUNTS


     The Fund may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for investors opening an IRA or investing through their own IRA is $2,000, and the minimum subsequent investment is $250. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and the individual (or, in certain cases, the married couple) has adjusted gross income above certain levels.


6. DIVIDENDS AND TAX MATTERS

DIVIDENDS

     Dividends of the Fund's net investment income are declared and paid annually. Net capital gains realized by the Fund, if any, also will be distributed annually. Shareholders may choose either to have all dividends reinvested in additional shares of the Fund or received in cash or to have dividends of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund. All dividends are reinvested unless another option is selected. Income dividends will be reinvested at the Fund's net asset value as of the last day of the period with respect to which the dividends are paid and capital gains dividends will be reinvested at the net asset value of the Fund on the payment date for the dividend. Cash payments may be made more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

     The Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code"). As such, the Fund will not be liable for Federal income and excise taxes on the net investment income and capital gains distributed to its shareholders in accordance with the applicable provisions of the Code. The Fund intends to distribute all of its net income and net capital gains each year. Accordingly, the Fund should thereby avoid all Federal income and excise taxes.

     Dividends paid by the Fund out of its net investment income (including realized net short term capital gains) are taxable to the shareholders of the Fund as ordinary income notwithstanding that such dividends are reinvested in additional shares of the Fund. Distributions of net long-term capital gains, if any, realized by the Fund are taxable to the shareholders as long-term capital gains, regardless of the length of time the shareholder may have held his shares in the Fund at the time of distribution. A portion of the Fund's dividends may qualify for the dividends received deduction available to corporations.

     If a shareholder holds shares for six months or less and during that period receives a distribution taxable to him as a long-term capital gain, any loss realized on the sale of his shares during that six-month period would be a long-term loss to the extent of the distribution. Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

     Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of his shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above.

     The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to a non-corporate shareholder unless such shareholder certifies in writing that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.

     Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year.

7. OTHER INFORMATION

DETERMINATION OF NET ASSET VALUE


     The Trust determines the net asset value per share of the Fund as of 4:00 P.M., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Securities owned by the Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board of Trustees. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order as described under "Purchases and Redemptions of Shares."


THE TRUST AND ITS SHARES

     The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust under the name Forum Funds. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series. Prior to November 25, 1996, the Fund was a separate portfolio named Oak Hall-Registered Trademark- Equity Fund of Stone Bridge Funds, Inc., a Maryland corporation.

     Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

     From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

PERFORMANCE INFORMATION

     The Fund's performance may be quoted in advertising in terms of yield or total return. Both types of performance are based on the Fund's historical results and are not intended to indicate future performance. The Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments for a 30 day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the beginning of the 30 day period. The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

     The Fund's advertisements may refer to ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or CDA/Weisenberger. In addition, the performance of the Fund may be compared to recognized indices or market performance. The comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

                                    APPENDIX

     OPTIONS ON EQUITY SECURITIES (sometimes referred to as stock options) - A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period.

     OPTIONS ON STOCK INDEXES - A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of a stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

     FOREIGN CURRENCY OPTIONS - A foreign currency option operates in the same manner as an option on securities. Options on foreign currencies are primarily traded in the over-the-counter market.

     STOCK INDEX FUTURES CONTRACTS - A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally contracts are closed out prior to the expiration date of the contract.

     FOREIGN CURRENCY FUTURES CONTRACTS - A foreign currency futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a quantity of a foreign currency called for in a contract at a specified future time and at a specific price. Although these contracts call for delivery of or acceptance of the foreign currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

     OPTIONS ON FUTURES CONTRACTS - Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

              NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                   OAK HALL-REGISTERED TRADEMARK-EQUITY FUND


                                   PROSPECTUS
                                 AUGUST 1, 1997


                                     [LOGO]

FORUM FUNDS

DAILY ASSETS TREASURY FUND
DAILY ASSETS GOVERNMENT FUND
DAILY ASSETS CASH FUND


Account Information and
Shareholder Servicing:                      Distributor:
    Forum Financial Corp.                        Forum Financial Services, Inc.
    P.O. Box 446                                 Two Portland Square
    Portland, Maine  04112                       Portland, Maine  04101
    (207) 879-0001                               (207) 879-1900
--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION
August 1, 1997

This Statement of Additional Information supplements the Prospectus dated August 1, 1997 offering shares of Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund, three portfolios of the Trust, and should be read only in conjunction with that Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Distributor at the address listed above.

TABLE OF CONTENTS
                                                                     Page
                                                                     ----

         1.   General
         2.   Investment Policies
         3.   Investment Limitations
         4.   Investment by Financial Institutions
         5.   Performance Data
         6.   Management
         7.   Determination of Net Asset Value
         8.   Portfolio Transactions
         9.   Additional Purchase and
              Redemption Information
         10.  Taxation
         11.  Other Information
         12.  Financial Statements
         Appendix A - Description of Securities Ratings


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.  GENERAL


THE TRUST. The Trust is registered with the SEC as an open-end, management investment company and was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. The Trust currently offers shares of fifteen series and has four series that have not commenced operation as of the date of this SAI. The series of the Trust are as follows:

    Investors Stock Fund
    Investors Bond Fund
    TaxSaver Bond Fund
    Daily Assets Cash Fund
    Daily Assets Treasury Fund
    Daily Assets Government Fund
    Daily Assets Tax Saver Fund
    Payson Value Fund
    Payson Balanced Fund.
    Maine Municipal Bond Fund
    New Hampshire Bond Fund
    Austin Global Equity Fund
    Oak Hall Equity Fund
    Quadra International Equity Fund
    Quadra Limited Maturity Treasury Fund
    Quadra Opportunistic Bond Fund
    Quadra Value Equity Fund
    Core Portfolio Plus

DEFINITIONS. As used in this Statement of Additional Information, the following terms shall have the meanings listed:

"Adviser" means Forum Advisors as Linden, as applicable.

"Board" means the Board of Trustees of Forum Funds.

"Core Trust" means Core Trust (Delaware), a Delaware business trust.

"Core Trust Board" means the Board of Trustees of Core Trust (Delaware).

"FAS" means Forum Administrative Services, LLC

"FFC" means Forum Financial Corp.

"FFSI" means Forum Financial Services, Inc.


"Forum Advisors" means Forum Advisors, Inc.

"Fund" means Daily Assets Treasury Fund, Daily Assets Government Fund or Daily Assets Cash Fund.


"Fund Business Day" has the meaning ascribed thereto in the current Prospectuses of the Funds.


"Linden" means Linden Asset Management, Inc.

"NRSRO" means a nationally recognized statistical rating organization.

"Portfolio" means Treasury Portfolio, Government Cash Portfolio or Cash Portfolio, each a portfolio of Core Trust.


"SAI" means this Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"Subadviser" means Forum Advisors or Linden, as applicable, when acting as investment subadviser to a Portfolio.


"Trust" means Forum Funds, a Delaware business trust.


"U.S. Government Securities" has the meaning ascribed thereto by the current Prospectus of the Funds.


"1940 Act" means the Investment Company Act of 1940, as amended.

2.  INVESTMENT POLICIES


Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio of Core Trust. The corresponding Portfolios of Daily Assets Treasury Fund, Daily Assets Government Fund and Daily Assets Cash Fund, respectively, are Treasury Portfolio, Government Cash Portfolio and Cash Portfolio. Following is information pertaining to the investment policies of the Portfolios, which supplements the investment policy information contained in the Funds' Prospectus.


Each Fund has a fundamental investment policy that allows it to invest all of its investable assets in its corresponding Portfolio. All other investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although this and the following sections provide supplemental information regarding the investment policies of the Portfolios (and the responsibilities of the Core Trust Board), they apply equally to the investment policies of the Funds (and the responsibilities of the Board). Information with respect to Daily Assets Treasury Fund for periods prior to December 5, 1995 (for instance, investment advisory fees paid), the date that Fund began investing in Treasury Portfolio, reflects information with respect to the Fund and the Fund's direct investment in securities.

Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Each Portfolio invests at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7 under the 1940
Act).

Government Cash Portfolio and Cash Portfolio currently are prohibited from purchasing any security issued by the Federal Home Loan Mortgage Corporation. This does not prohibit the Portfolios from entering into repurchase agreements collateralized with securities issued by the Federal Home Loan Mortgage Corporation.


Except for U.S. Government Securities and to the limited extent otherwise permitted by Rule 2a-7 under the 1940 Act, the Portfolios may not invest more than five percent of their total assets in (i) the securities of any one issuer or (ii) securities that are rated (or are issued by an issuer with comparable outstanding short-term debt that is rated) in the second highest rating category or are unrated and determined by an Adviser to be of comparable quality.


RATINGS AS INVESTMENT CRITERIA. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and other NRSROs are private services that provide ratings of the credit quality of debt obligations. A description of the higher quality ratings assigned to debt securities by several NRSROs is included in Appendix A to this SAI. The Portfolios use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. A Portfolio's Adviser, and in certain cases the Core Trust Board, will consider such an event in determining whether the Portfolio should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to developments and events, so that an issuer's current financial condition may be better or worse than the rating indicates.

SMALL BUSINESS ADMINISTRATION SECURITIES. Each Portfolio (other than Treasury Portfolio) may purchase securities issued by the Small Business Administration ("SBA"). SBA securities are variable rate securities that carry the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime rate. SBA securities generally have maturities at issue of up to 25 years. No Portfolio may purchase an SBA security if, immediately after the purchase, (i) the Portfolio would have more than 15% of its net assets invested in SBA securities or (ii) either the unamortized premium or unaccreted discount on SBA securities held by the Portfolio divided by the sum of the premium or discount securities' par amount, respectively, would exceed 2.5% (0.025).

ADJUSTABLE RATE MORTGAGE BACKED SECURITIES

The Portfolios (other than Treasury Portfolio) may purchase adjustable rate mortgage backed or other asset backed securities (such as SBA securities) that are U.S. Government Securities. Treasury Cash Portfolio may purchase mortgage backed or asset backed securities that are U.S. Treasury Securities. These types of securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities. Some adjustable rate securities (or the underlying loans) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

Adjustable rate mortgage backed securities ("MBSs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. MBSs represent interests in pools of mortgages made by lenders such as commercial banks, savings associations, mortgage bankers and mortgage brokers and may be issued by governmental or government-related entities or by non-governmental entities such as commercial banks, savings associations, mortgage bankers and other secondary market issuers.

MBSs differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates in that MBSs provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of MBSs are caused by prepayments resulting from the sale of the underlying property or the refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective maturities of MBSs, and occur more often during periods of declining interest rates.

Although the rate adjustment feature of MBSs may act as a buffer to reduce sharp changes in the value of MBSs, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on MBSs may lag behind changes in prevailing market interest rates. Also, some MBSs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

During periods of declining interest rates, income to the Portfolios derived from mortgages which are not prepaid will decrease as the coupon rate resets along with the decline in interest rates in contrast to the income on fixed-rate mortgages, which will remain constant. At times, some of the MBSs in which the Portfolios will invest will have higher-than-market interest rates, and will therefore be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Portfolios to suffer a loss equal to the unamortized premium, if any.

During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Portfolios' investments may lag behind changes in market interest rates. This may result in a slightly lower value until the coupons reset to market rates. Many MBSs in the Portfolios' portfolios will have "caps" that limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and fluctuation in interest rates above these levels could cause these securities to "cap out" and to behave more like fixed-rate debt securities.

The Portfolios may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by MBSs or by pools of conventional mortgages. CMOs are typically structured with a number of classes or series that have different maturities and are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in pre-payments of the obligations comprising the collateral pool.

Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid.

Governmental or private entities may create new types of MBSs in response to changes in the market or changes in government regulation of such securities. As new types of these securities are developed and offered to investors, the Adviser may, consistent with the investment objective and policies of a Portfolio, consider making investments in such new types of securities.


WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transactions as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Failure of an issuer to deliver the security may result in the Portfolio incurring a loss or missing an opportunity to make an alternative investment. When a Portfolio agrees to purchase a security on a when-issued or delayed delivery basis, its custodian will set aside and maintain in a segregated account cash, U.S. Government Securities or other liquid assets with a market value at all times at least equal to the amount of its commitment.


ILLIQUID SECURITIES. Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means repurchase agreements not entitling the holder to payment of principal within seven days and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

The Core Trust Board has ultimate responsibility for determining whether specific securities are liquid or illiquid. The Core Trust Board has delegated the function of making day-to-day determinations of liquidity to the Advisers and, with respect to certain types of restricted securities which may be deemed to be liquid, has adopted guidelines to be followed by the Advisers. The Advisers take into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; (5) whether the security is registered; and (6) if the security is not traded in the United States, whether it can be freely traded in a liquid foreign securities market. The Advisers monitor the liquidity of the securities in each Portfolio's portfolio and report periodically to the Core Trust Board.

Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated by the Portfolio as illiquid securities if there is no readily available market for the instrument.

LENDING OF PORTFOLIO SECURITIES AND SECURITIES LENDING. In order to obtain additional income, the Portfolios may from time to time lend securities from their portfolio to brokers, dealers and financial institutions. Securities loans must be callable at any time and must be continuously secured by collateral from the borrower in the form of cash or U.S. Government Securities. The Portfolios receive fees in respect of securities loans from the borrower or interest from investing the cash collateral. The Portfolios may pay fees to arrange the loans. As a fundamental policy, Treasury Portfolio, and as a nonfundamental policy, Government Cash Portfolio and Cash Portfolio, may not lend portfolio securities in an amount greater than 33 1/3% of the value of their total assets.

In connection with entering into repurchase agreements and securities loans, the Portfolios require continual maintenance by the Trust's custodian of the market value of the underlying collateral in amounts equal to, or in excess of, the repurchase price plus the transaction costs (including loss of interest) that the Portfolios could expect to incur upon liquidation of the collateral if the counterparty defaults. The Portfolios' use of securities lending entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Portfolio might suffer a loss. Failure by the other party to deliver a security purchased by a Portfolio may result in a missed opportunity to make an alternative investment. The Adviser monitors the creditworthiness of counterparties to these transactions under the Core Trust Board's general supervision and pursuant to specific Core Trust Board adopted procedures and intend to enter into these transactions only when they believe the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

VARIABLE AND FLOATING RATE SECURITIES. The yield of variable and floating rate securities varies in relation to changes in specific money market rates, such as the Prime Rate. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yields of the variable and floating rate securities, and different securities may have different adjustment rates. Accordingly, as interest rates increase or decrease, the capital appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that the Portfolios invest in long-term variable or floating rate securities, the Adviser believes that the Portfolios may be able to take advantage of the higher yield that is usually paid on long-term securities.


Cash Portfolio also may purchase variable and floating rate master notes of corporations, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument.

These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

No Portfolio may purchase a variable or floating rate security whose interest rate is adjusted based on a long-term interest rate or index, on two interest rates or indexes, on an interest rate or index that materially lags short-term market rates. All variable and floating rate securities purchased by a Portfolio have an interest rate that is adjusted based on a single short-term rate or index, such as the Prime Rate.

INVESTMENT COMPANY SECURITIES. In connection with managing their cash positions, the Portfolios may invest in the securities of other investment companies within the limits proscribed by the 1940 Act. Under normal circumstances, each Portfolio intends to invest less than 5% of the value of its net assets in the securities of other investment companies. In addition to a Portfolio's expenses (including the various fees), as a shareholder in another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses (including fees).

ZERO-COUPON SECURITIES. All zero-coupon securities in which the Portfolios invest will have a maturity of less than 13 months.


3.  INVESTMENT LIMITATIONS

Fundamental investment limitations of a Fund or of a Portfolio cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding interests of the respective Fund or Portfolio or (ii) 67% of the shares of the Fund or Portfolio present or represented at an interestholders meeting at which the holders of more than 50% of the outstanding interests of the Fund or Portfolio are present or represented.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets, the change in status of a security or purchases and redemptions of shares will not be considered a violation of the limitation.

Each Fund has adopted the same fundamental and nonfundamental investment limitations as its corresponding Portfolio. In addition, the Portfolios and the Funds have adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental), the Portfolio or Fund, as applicable, may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund or Portfolio, as applicable.

DAILY ASSETS TREASURY FUND/TREASURY PORTFOLIO. Treasury Portfolio has adopted the following fundamental investment limitations which are in addition to those contained in Daily Assets Treasury Fund's Prospectus and which may not be changed without shareholder approval. The Portfolio may not:

    (1) With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer if more than 5% of the value of the Portfolio's total assets would at the time of purchase be invested in any one issuer.

    (2) Purchase securities, other than U.S. Government Securities, if more than 25% of the value of the Portfolio's total assets would be invested in securities of issuers conducting their principal business activity in the same industry, provided that consumer finance companies and industrial finance companies are considered to be separate industries and that there is no limit on the purchase of the securities of domestic commercial banks.

    (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter for purposes of the Securities Act of 1933.

    (4) Purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (5) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

    (6) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests). Total borrowings may not exceed 33 1/3% of the Portfolio's total assets and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each the Portfolio's total assets. Outstanding borrowings in excess of 5% of the value of the Portfolio's total assets must be repaid before any subsequent investments are made by the Portfolio.

    (7) Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Portfolio may borrow money subject to investment limitations specified in the Portfolio's Prospectus.

    (8) Make loans, except that the Portfolio may (i) purchase debt securities which are otherwise permissible investments, (ii) enter into repurchase agreements and (iii) lend portfolio securities.

    (a) Purchase securities having voting rights, except the Portfolio may invest in securities of other investment companies to the extent permitted by the 1940 Act.

    (b) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

    (c) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Portfolio could invest.

    (d) Invest in or hold securities of any issuer if officers and Trustees of the Trust or the Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

    (e) Invest in interests in oil or gas or interests in other mineral exploration or development programs.

    (9) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)

    (10) Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. Collateralized loans of securities are not deemed to be pledges or hypothecations for this purpose.

    (11) Write put and call options.

    (12) Invest for the purpose of exercising control over any person.

    (13) Purchase restricted securities.


DAILY ASSETS GOVERNMENT FUND, DAILY ASSETS CASH FUND/GOVERNMENT CASH PORTFOLIO, CASH PORTFOLIO. Government Cash Portfolio and Cash Portfolio have adopted the following fundamental investment limitations which are in addition to those contained in the Prospectus offering Daily Assets Government Fund and Daily Assets Cash Fund and which may not be changed without shareholder approval. Neither Portfolio may:


    (1) With respect to 75% of its assets, purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer.

    (2) Purchase securities if, immediately after the purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities.

    (3) Underwrite securities of other issuers, except to the extent that the Portfolio may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

    (4) Purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (5) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

    (6) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets.

    (7) Issue senior securities except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, and provided that the Portfolio may issue shares of additional series or classes that the Trustees may establish.

    (8) Make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

    (9) With respect to Government Cash Portfolio, purchase or hold any security that (i) a Federally chartered savings association may not invest in, sell, redeem, hold or otherwise deal pursuant to law or regulation, without limit as to percentage of the association's assets and (ii) pursuant to 12 C.F.R. Section 566.1 would cause shares of the Portfolio not to be deemed to be short term liquid assets when owned by Federally chartered savings associations.

For purposes of limitation (2): (i) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (ii) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

Government Cash Portfolio and Cash Portfolio have adopted the following nonfundamental investment limitations that may be changed by the Core Trust Board without shareholder approval. Each Portfolio may not:

    (a) With respect to 100% of its assets, purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer, unless the investment is permitted by Rule 2a-7 under the 1940 Act.

    (b) Purchase securities for investment while any borrowing equaling 5% or more of the Portfolio's total assets is outstanding; and if at any time the Portfolio's borrowings exceed the Portfolio's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Portfolio's total assets.

    (c) Purchase securities that have voting rights, except the Portfolio may invest in securities of other investment companies to the extent permitted by the 1940 Act.

    (d) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

    (e) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Portfolio could invest), if as a result, more than 5% of the value of the Portfolio's total assets would be so invested.

    (f) Invest in or hold securities of any issuer other than the Portfolio if, to the Portfolio's knowledge, those Trustees and officers of the Trust or the Portfolio's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

    (g) Invest in oil, gas or other mineral exploration or development programs, or leases, or in real estate limited partnerships; provided that the Portfolio may invest in securities issued by companies engaged in such activities.

    (h) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4.  INVESTMENTS BY FINANCIAL INSTITUTIONS

INVESTMENT BY SHAREHOLDERS THAT ARE BANKS - DAILY ASSETS GOVERNMENT FUND. Government Cash Portfolio invests only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators (the "Guidelines"). In the event that the Guidelines are revised, the Portfolio's portfolio will be modified accordingly, including by disposing of portfolio securities or other instruments that no longer qualify under the Guidelines. In addition, the Portfolio does not intend to hold in its portfolio any securities or instruments that would be subject to restriction as to amount held by a National bank under Title 12, Section 24 (Seventh) of the United States Code. If the Portfolio's portfolio includes any instruments that would be subject to a restriction as to amount held by a National bank, investment in the Portfolio may be limited.

The Guidelines provide that shares of an investment fund are generally assigned to the risk-weight category applicable to the highest risk-weighted security or instrument that the fund is permitted to hold. Accordingly, Portfolio shares should qualify for a 20% risk weighting under the Guidelines. The Guidelines also provide that, in the case of an investment fund whose shares should qualify for a risk weighting below 100% due to limitations on the assets which it is permitted to hold, bank examiners may review the treatment of the shares to ensure that they have been assigned an appropriate risk-weight. In this connection, the Guidelines provide that, regardless of the composition of an investment fund's assets, shares of a fund may be assigned to the 100% risk-weight category if it is determined that the fund engages in activities that appear to be speculative in nature or has any other characteristics that are inconsistent with a lower risk weighting. The Adviser has no reason to believe that such a determination would be made with respect to the Portfolio. Their are various subjective criteria for making this determination and, therefore, it is not possible to provide any assurance as to how Portfolio shares will be evaluated by bank examiners.

Before acquiring Fund shares, prospective investors that are banks or bank holding companies, particularly those that are organized under the laws of any country other than the United States or of any state, territory or other political subdivision of the United States, and prospective investors that are U.S. branches and agencies of foreign banks or Edge Corporations, should consult all applicable laws, regulations and policies, as well as appropriate regulatory bodies, to confirm that an investment in Fund Shares is permissible and in compliance with any applicable investment or other limits.

Fund Shares held by National banks are generally required to be revalued periodically and reported at the lower of cost or market value. Such shares may also be subject to special regulatory reporting, accounting and tax treatment. In addition, a bank may be required to obtain specific approval from its board of directors before acquiring Fund shares, and thereafter may be required to review its investment in a Fund for the purpose of verifying compliance with applicable Federal banking laws, regulations and policies.

National banks generally must review their holdings of shares of a Fund at least quarterly to ensure compliance with established bank policies and legal requirements. Upon request, the Portfolios will make available to the Funds investors information relating to the size and composition of their portfolio for the purpose of providing Fund shareholders with this information.

INVESTMENT BY SHAREHOLDERS THAT ARE CREDIT UNIONS - DAILY ASSETS GOVERNMENT FUND. Government Cash Portfolio limits its investments to investments that are legally permissible for

Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C. Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. The Portfolio limits its investments to U.S. Government Securities (including Treasury STRIPS) and repurchase agreements fully collateralized by U.S. Government Securities. Certain U.S. Government Securities owned by Government Cash Portfolio may be mortgage or asset backed, but, except to reduce interest rate risk, no such security will be (i) a stripped mortgage backed security ("SMBS"), (ii) a collateralized mortgage obligation ("CMO") or real estate mortgage investment conduit ("REMIC") that meets any of the tests outlined in 12 C.F.R. Section 703.5(g) or (iii) a residual interest in a CMO or REMIC. In order to reduce interest rate risk, Government Cash Portfolio may purchase a SMBS, CMO, REMIC or residual interest in a CMO or REMIC but only in accordance with 12 C.F.R.
Section 703.5(i). Government Cash Portfolio has no current intention to make any such investment. The Portfolio also may invest in reverse repurchase agreements in accordance with 12 C.F.R. 703.4(e) to the extent otherwise permitted hereunder and in the Prospectus.

INVESTMENTS BY SHAREHOLDERS THAT ARE SAVINGS ASSOCIATIONS - GOVERNMENT CASH PORTFOLIO. Government Cash Portfolio limits its investments to investments that are legally permissible for Federally chartered savings associations without limit as to percentage under applicable provisions of the Home Owners' Loan Act (including 12 U.S.C. Section 1464) and the applicable rules and regulations of the Office of Thrift Supervision, as such statutes and rules and regulations may be amended. In addition, the Portfolio limits its investments to investments that are permissible for an open-end investment company to hold and would permit shares of the investment company to qualify as liquid assets under 12 C.F.R.
Section 566.1(g) and as short-term liquid assets under 12 C.F.R. Section 566.1(h). These policies may be amended only by approval of the Portfolio's or Fund's shareholders, as applicable.

5.  PERFORMANCE DATA

YIELD INFORMATION. Each Fund may provide current annualized and effective annualized yield quotations for each class based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by a Fund is historical and is not intended to indicate future returns.

In performance advertising the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc. or CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indices. The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Any current yield quotation of a class of a Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and shall be calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Fund shall be calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

Although published yield information is useful to investors in reviewing a class' performance, investors should be aware that each Fund's yield fluctuates from day to day and that the class' yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Participating Organizations (as that term is used in the Prospectus) may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the class' net yield to those shareholders. The yields of a class are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate directly to compare a Fund's yield information to similar information of investment alternatives which are insured or guaranteed.

Income calculated for the purpose of determining a class' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a class may differ from the rate of distribution the class paid over the same period or the rate of income reported in the Fund's financial statements.

With respect to Daily Assets Treasury Fund for the seven day period ended March 31, 1997, and with respect to Daily Assets Cash Fund, for the seven day period ended February 28, 1997, the annualized yields of the classes of the Funds that were then operating were as follows:

                                         Current Yield     Effective Yield
                                         -------------     ---------------

Daily Assets Treasury Fund
    Institutional Shares                     4.90%              5.01%

Daily Assets Cash Fund
    Institutional Shares                     4.96%              4.95%


Daily Assets Government Fund was not operational as of March 31, 1997.

OTHER PERFORMANCE AND SALES LITERATURE MATTERS. Total returns quoted in sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions. Average annual returns generally are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula:

           n
    P(1+T)  = ERV

    Where:
         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

OTHER ADVERTISING MATTERS. The Funds may advertise other forms of performance. For example, average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of the se factors and their contributions to total return. Any performance information may be presented numerically or in a table, graph or similar illustration.

A Fund may also include various information in its advertisements. Information included in the Fund's advertisements may include, but is not limited to: (i) the Fund's (or the Fund's corresponding Portfolios) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument or by maturity, (ii) descriptions of the portfolio managers of the Fund or the Fund's corresponding Portfolio and the portfolio management staff of Linden or Forum Advisors or summaries of the views of the portfolio managers with respect to the financial markets, (iii) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period, (iv) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account and (v) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

In connection with its advertisements a Fund may provide "shareholders' letters" which serve to provide shareholders or investors an introduction into the Fund's, the Portfolio's, the Trust's, the Core Trust's or any of the Trust's or the Core Trust's service providers' policies or business practices.

6.  MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST. The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President (age 54)

    President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, LLC (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator and for which Forum Financial Services, Inc. serves as distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 53)

    Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 54)

    President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 53)

    Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary (age
41)

    Managing Director at Forum Financial Services, Inc. since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

Robert Campbell, Treasurer (age 36)

    Director of Fund Accounting, Forum Financial Corp., with which he has been associated since April 1997. Prior thereto, Mr. Campbell was the Vice President of Domestic Operations for State Street Fund Services in Toronto, Ontario, and prior to that, Mr. Campbell served as Assistant Vice President/Fund Manager of Mutual Fund, State Street Bank & Trust in Boston, Massachusetts. Mr. Campbell is also treasurer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary (age 35)

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Assistant Secretary (age 44)

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Cheryl O. Tumlin, Assistant Secretary (age 31)

    Assistant Counsel, Forum Financial Services, Inc., with which she has been associated since July 1996. Prior thereto, Ms. Tumlin was on the staff of the U.S. Securities and Exchange Commission as an attorney in the Division of Market Regulation and prior thereto Ms. Tumlin was an associate with the law firm of Robinson Silverman Pearce Aronsohn & Berman in New York, New York. Ms. Tumlin is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

M. Paige Turney, Assistant Secretary (age 28).

    Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1995. Ms. Turney was employed from 1992 as a Senior Fund Accountant with First Data Corporation in Boston, Massachusetts. Prior thereto she was a student at Montana State University. Ms. Turney is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

TRUSTEES AND OFFICERS OF CORE TRUST. The Trustees and officers of Core Trust and their principal occupations during the past five years are set forth below. Each of the Trustees of the Trust is also a Trustee of Core Trust and several officers of the Trust serve as officers of Core Trust . Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Accordingly, for background information pertaining to the Trustees and these officers, see "Trustees and Officers of the Trust" above.

John Y. Keffer,* Chairman and President.

Costas Azariadis, Trustee.

James C. Cheng, Trustee.

J. Michael Parish, Trustee.

Richard C. Butt, Treasurer

David I. Goldstein, Secretary


Renee A. Walker, Assistant Secretary (age 26).

    Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (the manager of a hedge fund partnership) for a year. After graduating from college, from 1991 to 1993 Ms. Walker was a sales representative assistant at PaineWebber Incorporated (a broker-dealer).
    Her address is Two Portland Square, Portland, Maine 04101.

Sara M. Clark, Vice President, Assistant Secretary and Assistant Treasurer (age
33).

    Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, from 1991 to 1994 Ms. Clark was Controller of Wright Express Corporation (a national credit card company) and for six years prior thereto was employed at Deloitte & Touche LLP as an accountant. Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

Thomas G. Sheehan, Vice President and Assistant Secretary (age 42)

    Counsel, Forum Financial Services, Inc. since October, 1993. Prior thereto, Mr. Sheehan was a Special Counsel in the Division of Investment Management of the U.S. Securities and Exchange Commission in Washington, D.C. His address is Two Portland Square, Portland, Maine 04101.

TRUSTEE COMPENSATION. Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of the Trust and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.

The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the fiscal year ended March 31, 1997.

                                     Accrued        Annual
                        Aggregate    Pension     Benefits Upon       Total
    Trustee           Compensation   Benefits     Retirement     Compensation
    -------           ------------   --------     ----------     ------------
    Mr. Keffer              None       None          None             None
    Mr. Azariadis         $4,000       None          None           $4,000
    Mr. Cheng             $4,000       None          None           $4,000
    Mr. Parish            $4,000       None          None           $4,000

TRUSTEE COMPENSATION FOR CORE TRUST.

  Each of the Trustees of the Trust is also a Trustee of Core Trust. Each Trustee of Core Trust (other than John Y. Keffer, who is an interested person of Core Trust) is paid $1,000 for each Core Trust Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of Core Trust and is paid $1,000 for each committee meeting attended on a date when a Core Trust Board meeting is not held. To the extent a meeting relates to only certain portfolios of Core Trust, trustees are paid the $100 fee only with respect to those portfolios. Core Trust trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Core Trust Board. With respect to Daily Assets Treasury Portfolio, each Trustee of Core Trust received $393.44 in aggregate compensation and total compensation.

INVESTMENT ADVISERS - FORUM ADVISORS, INC. Forum Advisors, Inc., Treasury Portfolio's investment adviser and Linden Asset Management, Inc., Government Cash Portfolio's and Cash Portfolio's investment adviser each furnishes to the Portfolio(s) which it advises at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting portfolio transactions for the Portfolio, pursuant to an investment advisory agreement between the Adviser and Core Trust (an "Advisory Agreement"). Each Advisory Agreement provides, with respect to the Portfolio, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the Advisory Agreement is specifically approved at least annually by the Core Trust Board or by vote of the shareholders of the Portfolio, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

Each Advisory Agreement is terminable without penalty by Core Trust with respect to the Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by a vote of a majority of the Core Trust Board, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Portfolio, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement. The Advisory Agreement provides that the Adviser may render services to others.

For its services under the Advisory Agreement entered into by Core Trust on behalf of Treasury Portfolio, Forum Advisors receives with respect to the Portfolio a fee at an annual rate of 0.05% of the average daily net assets of the Portfolio. Prior to January 15, 1996 Forum Advisors acted as the Fund's investment adviser under an investment advisory agreement with Forum Funds, Inc. Under this investment advisory agreement, Forum received a fee at an annual rate of 0.20% of the average daily net assets of the Fund.

Fees payable under this advisory agreement with respect to the Fund during the past three fiscal years of the Fund are outlined in the following table:

    FISCAL YEAR ENDED         GROSS FEE    WAIVED FEE    NET FEE

    March 31, 1997             $20,637            $0     $20,637
    March 31, 1996             $69,466            $0     $69,466
    March 31, 1995             $59,382       $53,382      $6,000


For its services, Linden receives from each of Government Cash Portfolio and Cash Portfolio an advisory fee based on the total average daily net assets of those Portfolios and the other portfolio of Core Trust that Linden advises ("Total Portfolio Assets"). Linden's fee is calculated at an annual rate on a cumulative basis as follows: 0.05% of the first $200 million of Total Portfolio Assets, 0.03% of the next $300 million of Total Portfolio Assets, and 0.02% of the remaining Total Portfolio Assets. (Neither Fund investing in the Portfolios advised by Linden has been in operation for a full fiscal year.)


In addition to receiving an advisory fee from a Portfolio it advises, an Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Portfolio. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Portfolio an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Portfolio with respect to the client's assets invested in the Portfolio.


Each Adviser has agreed, with respect to each portfolio(s) it manages, to reimburse Core Trust for certain of the Portfolio's operating expenses (exclusive of interest, taxes, brokerage, fees and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Portfolio's shares are qualified for sale. The Adviser believes that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of the Portfolio's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly.

Subject to the above obligations to reimburse Core Trust for its excess expenses, Core Trust and the Trust have confirmed their respective obligations to pay all their other expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of Core Trust and the Trust; costs of reproduction, stationery and supplies; compensation of Trustees, officers and employees of Core and costs of other personnel performing services for Core Trust and the Trust who are not officers of an Adviser, the manager and distributor or their respective affiliates; costs of corporate meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; and fees payable to the Adviser under the Investment Advisory Agreement.

INVESTMENT SUBADVISERS - Linden serves as an investment subadviser to Treasury Portfolio under an Investment Subadvisory Agreement with Forum Advisors and Core Trust. Forum Advisors serves as an investment advisor to Government Cash Portfolio, Cash Portfolio under an Investment Subadvisory Agreement with Linden and Core Trust. (Pursuant to each Investment Subadvisory Agreement, from time to time the Subadviser provides the Adviser with assistance regarding certain of the Adviser's responsibilities to the Portfolio, including management of all or part of the Portfolio's investment portfolios. Each Investment Subadvisory Agreement will remain in effect for a period of 24 months and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Core Trust Board or by vote of the Portfolio's shareholders, and in either case, by a majority of the Trustees of Core Trust who are not parties to the Investment Subadvisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Investment Subadvisory Agreement. To the extent and for the period of time the Adviser has delegated its responsibilities to the Subadviser, the Adviser pays the advisory fee for such period to the Subadviser.)

Each Investment Subadvisory Agreement is terminable with respect to the Portfolio without penalty by Core Trust on 60 days' written notice when authorized either by vote of the Portfolio's shareholders or by vote of a majority of the Core Trust Board, or by the Subadviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Subadvisory Agreement also provides that, with respect to the Portfolio, the Subadviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of the Subadvisers' duties or by reason of reckless disregard of the Subadvisers' obligations and duties under the Investment Subadvisory Agreement.

INVESTMENT ADVISORY SERVICES TO THE FUNDS. The Trust has retained Forum Advisors as investment adviser to the Funds under arrangements and an agreement substantially similar to the arrangements and agreement described above with respect to the Portfolios and Forum Advisors. Linden has not been retained as an advisor or subadvisor by the Trust or Forum Advisors. with respect to the Funds. No fee is payable for investment advisory services under these agreements as long as a Fund is invested in its corresponding Portfolio or a similar investment.

ADMINISTRATION

Pursuant to an Administration Agreement approved by the Board of Trustees on June 19, 1997 (the "Trust Administration Agreement"), FAS supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust) and provides the Trust with general office facilities. The Trust Administration Agreement may be terminated by either party without penalty on 60 days' written notice and may not be assigned except upon written consent by both parties. The Trust Administration Agreement also provides that FAS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's duties or by reason of reckless disregard of its obligations and duties under the Trust Administration Agreement. Prior to June 19, 1997, FFSI provided administration and distribution services to the Trust pursuant to a Management and Distribution Agreement.



DISTRIBUTION

FFSI was incorporated under the laws of the State of Delaware on February 7, 1986 and serves as distributor of shares of the Portfolio pursuant to a Distribution Agreement between FFSI and the Trust (the "Trust Distribution Agreement"). The Trust Distribution Agreement provides, with respect to each Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the Trust Distribution Agreement is specifically approved at least annually by the Board or by the shareholders of the Fund, and in either case by a majority of the Trustees who are not parties to the Trust Distribution Agreement or interested persons of any such party.

The Trust Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to each Fund by vote of the Fund's shareholders or by either party on 60 days' written notice. The Trust Distribution Agreement also provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of services to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FFSI's duties or by reason of reckless disregard of its obligations and duties under the Trust Distribution Agreement.

ADMINISTRATION OF CORE TRUST

Pursuant to a management agreement with Core Trust, FFSI supervises the overall management of Core Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the custodian and arranging for maintenance of books and records of Core Trust) and provides Core Trust with general office facilities (the "Core Trust Management Agreement"). The Core Trust Management Agreement provides, with respect to the Portfolios, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Core Trust Board or by the shareholders of the Portfolios, and in either case by a majority of the Trustees who are not parties to the Core Trust Management Agreement, or interested persons of any such party.

The Core Trust Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to a Portfolio by vote of the Portfolio's shareholders or by either party on 60 days' written notice. The Core Trust Management Agreement also provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of Core Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Core Trust Management Agreement.

FFSI acts as sole placement agent for interests in the Portfolios and receives no compensation for those services from the portfolios.

ADMINISTRATION FEES

For its services under the Trust Management and Distribution Agreement and the Core Trust Management Agreement, FFSI receives with respect to each of the Funds and Portfolios a fee at an annual rate of 0.10% of the average daily net assets of each Fund and Portfolio, respectively. The fee structure is the same under the current Administration Agreement. Fees payable under the Trust Management and Distribution Agreement and the Core Trust Management Agreement with respect to Daily Assets Treasury Fund during the past three fiscal years are set forth in the following table:

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE      WAIVED FEE      NET FEE
 ---------              ---------      ----------      -------

  1997                  $82,506        $65,765         $16,741
  1996                  $108,685       $101,548        $7,137
  1995                  $89,073        $89,073         $0

For the fiscal year ended March 31, 1995, the Core Trust Management Agreement with respect to the Treasury Portfolio was not in effect.

FAS provides persons satisfactory to the Board to serve as officers of the Trust. Similarly, at the request of the Core Trust Board, FFSI provides persons satisfactory to the Core Trust Board to serve as officers of Core Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be Trustees, officers or employees of (and persons providing services to the Trust may include) FAS, FFSI, their affiliates or affiliates of Forum Advisors.




TRANSFER AGENT

Forum Financial Corp. ("FFC") acts as transfer agent of the Trust pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"). The Transfer Agency Agreement provides, with respect to the Funds, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the Transfer Agency Agreement is specifically approved at least annually by the Board or by a vote of the shareholders of each Fund, and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of FFC as transfer agent for the Trust are: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Fund may be effected and certain other matters pertaining to each Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

FFC or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of a Fund with respect to assets invested in that Fund. FFC or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Portfolio. FFC, FAS or sub-transfer agents or processing agents retained by the FFC may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of FFC or FAS.

For its services under the Transfer Agency Agreement, FFC receives, with respect to each Series: (i) a fee at an annual rate of 0.25 percent of the average daily net assets of the Series and (ii) a fee of $12,000 per year; such amounts to be computed and paid monthly in arrears by the Fund; and (iii) Annual Shareholder Account Fees of $18.00 per shareholder account; such fees to be computed as of the last business day of the prior month. Fees payable under the Transfer Agent Agreement with respect to Daily Assets Treasury Fund are outlined in the following table:


FISCAL YEAR ENDED

  MARCH 31         GROSS FEE           WAIVED FEE          NET FEE
  --------         ---------           ----------          -------

  1997             $116,051            $101,485            $14,566
  1996             $110,792            $96,881             13,911
  1995             $74,227             $62,206             $12,021

Pursuant to a Fund Accounting Agreement, FFC also provides the Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, FFC receives an annual fee ranging from $12,000 to $36,000 depending upon the number of securities in which the Fund invests and the number of classes in the Fund. Pursuant to a Fund Accounting Agreement with Core Trust, FFC also provides portfolio accounting services to Core Trust, including the calculation of each Portfolio's net asset value. For these services, FFC receives an annual fee of $48,000 per year plus surcharges depending upon the amount and type of the Fund's portfolio transactions and positions. Fees payable under the Fund Accounting Agreement with the Trust and the Fund Accounting Agreement with Core Trust, with respect to fund accounting services for the Daily Assets Treasury Fund are outlined in the following table:

FISCAL YEAR ENDED
MARCH 31           GROSS FEE           WAIVED FEE          NET FEE
--------           ---------           ----------          -------

1997               $60,000             $0                  $60,000
1996               $33,379             $0                  $33,379
1995               $36,000             $0                  $36,000

7.  DETERMINATION OF NET ASSET VALUE

The Fund does not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. The net asset value of each Portfolio is determined as of 2:00 P.M., Eastern time ("Valuation Time"), on all weekdays, except Federal holidays, Good Friday and other days that the Federal reserve bank of San Francisco is closed ("Business Day"). Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order.

Pursuant to the rules of the SEC, both the Board and the Core Trust Board have established procedures to stabilize each Fund's and each Portfolio's, as applicable, net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from each Fund's and Portfolio's, as applicable, $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board and the Core Trust Board, respectively, will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.

Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.

In determining the approximate market value of portfolio investments, the Portfolios may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value.

Each investor in a Portfolio, including the Funds, may add to or reduce its investment in that Portfolio on each Business Day. The Portfolios maintain the same Business Days as do the Funds. As of the close of regular trading on any Fund Business Day, the value of a Fund's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the close of the Fund Business Day, are then effected. The Fund's percentage of the aggregate beneficial interests in the Portfolio are then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the Fund's investment in the Portfolio as of the close of the Fund Business Day plus or minus, as the case may be, the amount of net additions to or reductions from the Fund's investment in the Portfolio effected as of that time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of the Fund Business Day plus or minus, as the case may be, the amount of net additions to or reductions from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage determined is then applied to determine the value of the Fund's interest in the Portfolio as of the close of the next Fund Business Day.


8.  PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Portfolio usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities.
There usually are no brokerage commissions paid for such purchases. Although Core Trust does not anticipate that the Portfolio will pay any amounts of commission, in the event the Portfolio pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Portfolio that it would otherwise be obligated to pay itself. Any transaction for which the Portfolio pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Portfolio by the broker-dealer effecting the transaction. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

For the fiscal years ended March 31, 1995, 1996 and 1997, no brokerage fees were paid by Daily Assets Treasury Fund (during the period the Fund invested directly in securities) or Treasury Portfolio.


Allocations of transactions to dealers and the frequency of transactions are determined for each Portfolio by the Advisers in their best judgment and in a manner deemed to be in the best interest of shareholders of that Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Portfolio.

Investment decisions for the Portfolios will be made independently from those for any other account or investment company that is or may in the future become managed by an Adviser or their respective affiliates. If, however, a Portfolio and other investment companies or accounts managed by an Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies managed by an Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

No portfolio transactions are executed with Forum Advisors, Linden or any of their affiliates.

9.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are sold on a continuous basis by the distributor without any sales charge.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.


The Trust has filed a formal election with the SEC pursuant to which the Funds will only effect a redemption in portfolio securities in kind if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.


The Funds may wire proceeds of redemptions to shareholders that have elected wire redemption privileges only if the wired amount is greater than $5,000. In addition, the Funds will only wire redemption proceeds to financial institutions located in the United States.

By use of the telephone redemption or exchange privilege, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself to either be, or to have the authority to act on behalf of, the investor and believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding.

EXCHANGE PRIVILEGE


The exchange privilege permits shareholders of the Funds to exchange their shares for shares of any Participating Fund, which includes (i) all other funds of the Trust and (ii) any other mutual fund for which Forum or its affiliates act as investment adviser, manager or distributor and which participates in the Trust's exchange privilege program. The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the Fund being exchanged into.

Exchange transactions are made on the basis of relative net asset values per share at the time of the exchange transaction plus any applicable sales charge of the Participating Fund whose shares are acquired. Exchanges are accomplished by (i) a redemption of the shares of the Fund exchanged at the next determination of that fund's net asset value after the exchange order in proper form (including any necessary supporting documents required by the Fund whose shares are being exchanged) is accepted by the Transfer Agent and (ii) a purchase of the shares of the fund acquired at the next determination of that fund's net asset value after (or occurring simultaneously with) the time of redemption.

Shares of any Participating Fund may be exchanged without a sales charge for shares of any Participating Fund that are offered without a sales charge. If the Participating Fund whose shares are purchased in the exchange transaction imposes a higher sales charge the shareholder will be required to pay the sales charge on the purchased shares. Shareholders are entitled to any reduced sales charges of the Participating Fund into which they are exchanging to the extent those reduced sales charges would be applicable to that shareholder's purchase of shares.

The Funds do not charge for the exchange privilege and there is currently no limit on the number of exchanges a shareholder may make, but each Fund reserves the right to limit excessive exchanges by any shareholder. A pattern of frequent exchanges may be deemed by the Transfer Agent to be contrary to the best interests of the Fund's other shareholders and, at the discretion of the Transfer Agent, may be limited by that Fund's refusal to accept additional exchanges from the investor.


The terms of the exchange privilege are subject to change, and the privilege may be terminated by any Participating Fund or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without 60 days' advance notice to shareholders. No notice need be given of an amendment whose only material effect is to reduce amount of sales charge required to be paid on the exchange and no notice need be given if redemptions of shares of a Fund are suspended or a Fund temporarily delays or ceases the sale of its shares.

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT


The Funds offer an individual retirement plan (the "IRA") for individuals who wish to use shares of a Fund as a medium for funding individual retirement savings. Under the IRA, distributions of net investment income and capital gain will be automatically reinvested in the IRA established for the investor. The Funds' custodian furnishes custodial services to the IRAs for a service fee. Shareholders wishing to invest in a Fund through an IRA should contact the Transfer Agent for further information.


10.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by each Fund and assume that the Funds qualify as regulated investment companies. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

The Funds expect to derive substantially all of their gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that none of the Funds' dividends or distributions will qualify for the dividends-received deduction for corporations.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

Any capital gain distribution received by a shareholder reduces the net asset value of his shares by the amount of the distribution. To the extent that capital gain was accrued by a Fund before the shareholder purchased his shares, the distribution would be in effect a return of capital to that shareholder. All capital gain distributions, including those that operate as a return of capital, are taxable to the shareholder receiving them as described above regardless of the length of time he may have held his shares prior to the distribution.

11.  OTHER INFORMATION

CUSTODIAN

Pursuant to a Custodian Agreement with Core Trust, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106, acts as the custodian of the Portfolio's assets. The custodian's responsibilities include safeguarding and controlling the Portfolio' cash and securities, determining income and collecting interest on Fund investments. Core Trust pays the custodian a fee at an annual rate of 0.025% of the Portfolio's average daily assets.

COUNSEL


Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Seward & Kissel, 1200 G Street, N.W., Washington, D.C. 20005.

AUDITORS

Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, 02110, independent auditors, act as auditors for the Trust.


THE TRUST AND ITS SHARES

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point.


The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. (FAS) believes that, in view of the above, there is no risk of personal liability to shareholders.


The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares.

Each series' capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

SHAREHOLDINGS


As of July 1, 1997, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Funds. Also as of that date, the shareholders listed below owned more than 5% of each Fund. Shareholders owning 25% or more of the shares of a Fund or of the Trust as a whole may be deemed to be controlling persons. By reason of their substantial holdings of shares, these persons may be able to require the Trust to hold a shareholder meeting to vote on certain issues and may be able to determine the outcome of any shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

DAILY ASSETS TREASURY FUND

                                                                PERCENTAGE OF
                                                                FUND
        SHAREHOLDER                                             SHARES OWNED
        -----------                                             ------------

        H.M. Payson & Co. Custody Account
        P.O. Box 31
        Portland, ME 04112                                          50.23%

        H.M. Payson & Co. Custody Account
        P.O. Box 31
        Portland, ME 04112                                          28.42%

DAILY ASSETS CASH FUND

                                                                PERCENTAGE OF
                                                                FUND
        SHAREHOLDER                                             SHARES OWNED
        -----------                                             -------------

        H.M. Payson & Co. Custody Account
        P.O. Box 31
        Portland, ME 04112                                          57.15%

        H.M. Payson & Co. Custody Account
        P.O. Box 31
        Portland, ME 04112                                          36.42%

FUND STRUCTURE

CORE AND GATEWAY. The Funds seek to achieve their objective by investing all of their investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective and policies as the Fund. This "Core and Gateway" fund structure is an arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by a Fund will be the Fund's interest in the Core Portfolio. This structure permits other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio.

The Board retains the right to withdraw a Fund's investments from a Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.






FUND SHAREHOLDERS' VOTING RIGHTS. A Core Portfolio normally will not hold meetings of its investors except as required under the 1940 Act. As a shareholder in a Core Portfolio, a Fund is entitled to vote in proportion to its relative interest in the Core Portfolio. On any issue, a Fund will vote its shares in a Core Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all Core Portfolio shareholders. Generally, a Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in a Core Portfolio when the Core Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, a Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to a Core Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Core Portfolio that is identical to a proposal previously approved by the Fund's shareholders.

In addition to a vote to remove a trustee or change a fundamental policy, examples of matters that will require approval of shareholders of a Core Portfolio include, subject to applicable statutory and regulatory requirements: the election of trustees; approval of an investment advisory contract; the dissolution of a Core Portfolio; certain amendments of the organizational documents for the Core Portfolio; a merger, consolidation or sale of substantially all of a Core Portfolio's assets; or any additional matters required or authorized by the charter or trust instrument and by-laws of a Core Portfolio or any registration statement of a Core Portfolio, or as the directors or trustees of the Core Portfolio may consider desirable. The board of trustees of a Core Portfolio will typically reserve the power to change nonfundamental policies without prior shareholder approval.

CONSIDERATIONS OF INVESTING IN A PORTFOLIO. A Fund's investment in a Core Portfolio may be affected by the actions of other large investors in the Core Portfolio, if any. For example, if the Core Portfolio had a large investor other than the Fund that redeemed its interest in the Core Portfolio, the Core Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. A Fund may withdraw its entire investment from the Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if other investors in the Core Portfolio, by a vote of shareholders, changed the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it normally would incur transaction costs. If a Fund withdrew its investment from the Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by Forum Advisors or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund.


12.  FINANCIAL STATEMENTS


The audited Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, notes thereto and Financial Highlights of Daily Assets Treasury Fund for the fiscal year ended March 31, 1997 and the Independent Auditors' Report thereon (included in the Annual Report to Shareholders), which are delivered along with this SAI, are incorporated herein by reference.

The unaudited financial statements of Daily Assets Cash Fund for the period October 1, 1996 through February 28, 1997, including the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, notes thereto and Financial Highlights, are set forth in Appendix B to this SAI and are incorporated herein by reference.

As Daily Assets Government Fund had not as of the date hereof commenced operations, no financial statements are available.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

1.   CORPORATE BONDS

       MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Note: Those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1.

       STANDARD AND POOR'S CORPORATION ("S&P")

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Note: The ratings for AA and A may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

       FITCH INVESTORS SERVICE, INC. ("FITCH")

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA categories.

2.  COMMERCIAL PAPER

       MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     ---  Leading market positions in well-established industries.
     ---  High rates of return on funds employed.
     --- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     --- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     --- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

       FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

APPENDIX B: FINANCIAL STATEMENTS (UNAUDITED)
DAILY ASSETS CASH FUND
(FOR THE PERIOD OCTOBER 1, 1996 THROUGH FEBRUARY 28, 1997)

FORUM FUNDS
DAILY ASSETS CASH FUND
STATEMENT OF ASSETS & LIABILITIES
FEBRUARY 28, 1997 (UNAUDITED)

ASSETS:
   Investments in Cash Portfolio of Core Trust
   (Delaware)(Note 2)
   (cost $7,601,196)                                           $ 7,601,196
                                                               -----------

LIABILITIES:
   Dividends payable                                                27,323

   Accrued fees and other expenses                                   2,061
                                                               -----------

TOTAL LIABILITIES                                                   29,384
                                                               -----------

NET ASSETS                                                     $ 7,571,812
                                                               -----------
                                                               -----------

COMPONENTS OF NET ASSETS:
   Paid in capital                                               7,571,806

   Accumulated net realized gains (losses)                               6
                                                               -----------

NET ASSETS                                                     $ 7,571,812
                                                               -----------
                                                               -----------

SHARES OF BENEFICIAL INTEREST                                    7,571,806
                                                               -----------
                                                               -----------

NET ASSET VALUE PER SHARE
   (OFFERING AND REDEMPTION PRICE PER SHARE)                   $      1.00
                                                               -----------
                                                               -----------

FORUM FUNDS
DAILY ASSETS CASH FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED FEBRUARY 28, 1997
(UNAUDITED)

INVESTMENT INCOME ALLOCATED FROM CASH
PORTFOLIO OF CORE TRUST (DELAWARE):
   Interest Income                                             $   125,432

   Expenses                                                          3,441
                                                               -----------

NET INVESTMENT INCOME ALLOCATED FROM CASH PORTFOLIO OF
   CORE TRUST (DELAWARE) (NOTE 2)                                  121,991
                                                               -----------

EXPENSES:
   Management (Note 3)                                               2,296
   Transfer agent (Note 3)                                          10,764
   Accounting (Note 3)                                               5,000
   Legal (Note 3)                                                      602
   Registration                                                      1,406
   Audit                                                             3,000
   Miscellaneous                                                     1,209
                                                               -----------

TOTAL EXPENSES                                                      24,277
                                                               -----------

   Expenses reimbursed and fees waived (Note 4)                   (15,095)
                                                               -----------

NET EXPENSES                                                         9,182
                                                               -----------

NET INVESTMENT INCOME                                              112,809
                                                               -----------

NET REALIZED GAIN ON INVESTMENTS SOLD                                    6
                                                               -----------

NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                  $   112,815
                                                               -----------

FORUM FUND
DAILY ASSETS CASH FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED FEBRUARY 28, 1997
(UNAUDITED)


NET ASSETS (a)
                                                                         $
                                                                         -
                                                               -----------

OPERATIONS:
    Net investment income
                                                                   112,809
    Net realized gain (loss) on investments sold                         6
                                                               -----------

       Net increase (decrease) in net assets resulting from
       operations                                                  112,815
                                                               -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
                                                                  (112,809)
                                                               -----------

CAPITAL SHARE TRANSACTIONS (AT $1.00 PER SHARE):
    Sale of shares
                                                                15,141,761
    Reinvestment of distributions
                                                                       291
    Redemption of shares
                                                                (7,570,246)
                                                               -----------

       Net increase (decrease) in capital transactions           7,571,806
                                                               -----------

       Net increase (decrease)                                   7,571,812
                                                               -----------

NET ASSETS - FEBRUARY 28, 1997                                           $
                                                                 7,571,812
                                                               -----------
                                                               -----------


(a)  See Notes to Financial Statements for commencement of operations.

FORUM FUNDS
DAILY ASSETS CASH FUND

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1.  ORGANIZATION

Forum Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has eleven active investment portfolios. The Trust Instrument of the Trust authorizes each Fund to issue an unlimited number of shares of beneficial interest without par value. Included in this report is Daily Assets Cash Fund (the "Fund"), a diversified portfolio that commenced operations on October 1, 1996.

MASTER FEEDER ARRANGEMENT - The Fund currently seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio of Core Trust (Delaware)("Core Trust"). Core Trust is an open-end, management investment company and the portfolio in which the Fund invests is the Cash Portfolio, a diversified portfolio that has the same investment objective and policies as the Fund. The value of the Fund's investment in the Cash Portfolio reflects the Fund's proportionate interest in the net assets of the Cash Portfolio. The Fund accounts for its investment in Cash Portfolio as a partnership investment and records its share of the Portfolio's income, expense and realized gain and loss daily. This is commonly referred to as a master-feeder arrangement.

The performance of the Fund is directly affected by the performance of the Cash Portfolio. The financial statements of the Cash Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Cash Portfolio owned by the Daily Assets Cash Fund at February 28, 1997, was approximately 4.0%.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    These financial statements are prepared in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates but are expected to be immaterial.

The following represent significant accounting policies of the Fund:

SECURITY VALUATION - The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 2 of the Portfolio Notes to Financial Statements, which are included elsewhere in this report.

INVESTMENT INCOME AND EXPENSES - The Trust records daily its pro rata share of the Portfolio's income, expenses and realized gain and loss. In addition, the Fund accrues its own expenses.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared daily and paid monthly. Net capital gain, if any, is distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

FEDERAL TAXES - The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, the Fund will not be subject to a federal excise tax. Therefore, no Federal income or excise tax provision is required.

REALIZED GAIN AND LOSS - Security transactions are recorded on trade date. Realized gain and loss on investments sold are recorded on the basis identified.

NOTE 3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - The investment adviser of the Portfolio is Linden Asset Management, Inc. (the "Adviser"). Pursuant to investment advisory agreements with respect to the Portfolio among Core Trust, the Adviser and Forum Advisors, Inc. ("Forum Advisors"), the Adviser may delegate responsibility for portfolio management to Forum Advisors. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interest of the Fund and its shareholders to do so. In the event the Fund were to make such a withdrawal, the Trust has retained the Adviser and Forum Advisors to act as investment advisers to the Fund. Neither the Adviser nor Forum Advisors receive any advisory fees with respect to the Fund as long as the Fund remains completely invested in the Portfolio.

MANAGEMENT AND OTHER SERVICES - Forum Financial Corp. ("FFC"), an affiliate of Forum Advisors, serves as the Funds transfer agent and dividend disbursing agent, and for those services receives an annual rate of 0.25% of the average daily net assets of the Fund and an annual fee of $12,000 plus account and series charges, plus certain amounts based upon the number and types of portfolio transactions within the Fund.

The manager of the Trust is Forum Financial Services, Inc. ("the Manager"), an affiliate of Forum Advisors, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Manager receives a management fee for its services to the Fund at an annual rate of 0.10% of the average daily net assets of the Fund. In addition, certain legal expenses were
charged to the Trust by the Manager.   The Manager also acts as the distributor
of the Fund's shares.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Manager and FFC have voluntarily waived a portion of their fees and assumed certain expenses of the Fund so that total expenses of the Fund would not exceed a certain limitation including its allocation of expenses from the Portfolio. For the period ended February 28, 1997, the Manager and FFC waived fees were $2,296 and $5,188, respectively, and the Manager reimbursed expenses were $7,445.

NOTE 5. FINANCIAL HIGHLIGHTS

DAILY ASSETS CASH FUND
SELECTED PER SHARE DATA AND RATIOS
FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

                                                      DAILY ASSETS CASH FUND
                                                      For the period ending
                                                      February 28, 1997 (e)
                                                      ---------------------

    Beginning Net Asset Value per Share (a)                   $1.00
    Net Investment Income                                      0.02
    Dividends from Net Investment Income                      (0.02)
    Ending Net Asset Value per Share                          $1.00
    Ratios to Average Net Assets:
     Expenses                                                  0.55% (b)(c)
     Net Investment Income                                     4.91% (b)(c)
     Gross Expenses                                            1.21% (b)(c)
    Total Return (d)                                           5.11% (b)
    Net Assets at the End of Period (000's Omitted)           $7,572

(a) Date of commencement of operations: October 1, 1996.

(b) Annualized.

(c) Includes Daily Assets Cash Fund's proportionate share of income and expenses of Cash Portfolio.

(d) Total Return calculation does not include sales charges.

(e) Unaudited

CORE TRUST (DELAWARE)
CASH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 1997 (UNAUDITED)


ASSETS:
  Investments: (Note 2)
    Investments at cost                                                   $
                                                                125,930,001
    Repurchase agreements at cost                                59,690,000
                                                           ----------------
       Total investments at value                               185,620,001
  Cash                                                               25,504
  Interest and other receivables                                    380,158
  Organization costs, net of amortization (Note 2)                    4,155
                                                           ----------------

TOTAL ASSETS                                                    186,029,818
                                                           ----------------

LIABILITIES:
  Payable to Adviser (Note 3)                                         5,938
  Payable to other related parties (Note 3)                          13,876
                                                           ----------------

TOTAL LIABILITIES                                                    19,814
                                                           ----------------

NET ASSETS                                                 $    186,010,004
                                                           ----------------
                                                           ----------------

COMPONENTS OF NET ASSETS:
  Investors' capital                                            186,012,104
  Accumulated net realized gain (loss)                               (2,100)
                                                           ----------------

NET ASSETS                                                 $    186,010,004
                                                           ----------------
                                                           ----------------

CORE TRUST (DELAWARE)
CASH PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28,
1997 (UNAUDITED)




INVESTMENT INCOME:
     Interest income                                                      $
                                                                  4,549,861
                                                               ------------

EXPENSES:
     Investment advisory (Note 3)                                    30,314
     Administration (Note 3)                                         41,595
     Custodian                                                       20,798
     Accounting (Note 3)                                             24,000
     Audit                                                            5,496
     Trustee and Officer Insurance                                    3,611
     Legal (Note 3)                                                   1,857
     Trustees                                                         1,505
     Miscellaneous                                                    1,453
                                                               ------------

TOTAL EXPENSES                                                      130,629
                                                               ------------
     Expenses reimbursed and fees waived  (Note 4)                   (5,830)
                                                               ------------
NET EXPENSES                                                        124,799
                                                               ------------

NET INVESTMENT INCOME                                             4,425,062
                                                               ------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS SOLD                         (8,520)
                                                               ------------

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                       $      4,416,542
                                                               ------------
                                                               ------------

CORE TRUST (DELAWARE)
CASH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED AUGUST 31, 1996
AND THE SIX MONTHS ENDED FEBRUARY
28, 1997

NET ASSETS - SEPTEMBER 1, 1995                                            $
                                                                          -
                                                               ------------

OPERATIONS:
  Net investment income                                            6,173,705
  Net realized gain (loss) on investments sold                         6,420
                                                               ------------

    Net increase in net assets resulting
    from operations                                               6,180,125
                                                               ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
  Contributions                                                 466,894,348
  Withdrawals                                                  (346,791,550)
                                                               ------------

    Net Transactions in Investors' Beneficial Interests         120,102,798
                                                               ------------

    Net increase (decrease)                                     126,282,923
                                                               ------------

NET ASSETS - AUGUST 31, 1996                                              $
                                                                126,282,923
                                                               ------------

OPERATIONS:
  Net investment income                                           4,425,062

  Net realized gain (loss) on investments sold                       (8,520)
                                                               ------------

    Net increase in net assets resulting
    from operations                                               4,416,542
                                                               ------------

TRANSACTIONS IN INVESTORS' BENEFICIAL
INTEREST:

Contributions                                                   295,447,184

Withdrawals                                                    (240,136,645)
                                                               ------------
     Net Transactions in Investors' Beneficial Interests         55,310,539
                                                               ------------
     Net increase (decrease)                                     59,727,081
                                                               ------------


NET ASSETS - FEBRUARY 28, 1997 (Unaudited)                                $
                                                                186,010,004
                                                               ------------
                                                               ------------

CORE TRUST (DELAWARE)
CASH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

Core Trust (Delaware) ("Core Trust") was formed as a Delaware business trust on September 1, 1994. Core Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has eight separate investment portfolios. This financial statements relates to Cash Portfolio (the "Portfolio"), a diversified portfolio of Core Trust which commenced operations on September 1, 1995. Interest in Cash Portfolio are sold in private placement transactions without any sales charge to institutional clients, including open-end management investment companies.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates but any differences are expected to be immaterial.

PORTFOLIO VALUATION - Core Trust determines the net asset value per share as of 1:00 p.m., Pacific time, on each Portfolio business day utilizing the amortized cost method pursuant to Rule 2a-7 under the Act. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing, respectively, the difference between the original purchase price and the maturity value of the investment over the period to the investment's maturity.

REPURCHASE AGREEMENTS - The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price plus accrued interest. The investment adviser is responsible for determining the value of the underlying securities at all times. In the event of default, the Portfolio may have difficulties with the disposition of such securities.

ORGANIZATIONAL COSTS - The costs incurred by the Portfolio in connection with its organization have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Portfolio's operations. These costs were paid by Forum Financial Corp. and were reimbursed by the Portfolio.

FEDERAL TAXES - The Portfolio is not required to pay Federal income taxes on its net investment income and net capital gain as it is treated as a partnership for Federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the partners in proportion to their holdings of the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS - Security transactions are recorded on a trade date basis, interest income is accrued as earned and realized gain and loss on investments sold are recorded on the basis of identified cost. The cost basis of investments for Federal income tax purposes at February 28, 1997 is the same as for financial accounting purposes.

NOTE 3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - The investment adviser of the Portfolio is Linden Asset Management, Inc. (the "Adviser"). Effective January 1, 1997, pursuant to investment advisory agreement, the Adviser receives from the Portfolio an advisory fee based upon the total average daily net assets ("Total Portfolio Assets") that is calculated on a NOTES TO FINANCIAL STATEMENTS (CONTINUED)

cumulative basis as follows: 0.06% for the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets. The minimum total annual advisory fee is $50,000.

Prior to January 1, 1997, the Adviser received from the Portfolio an advisory fee based upon Total Portfolio Assets that was calculated on a cumulative basis as follows: 0.05% for the first $200 million of Total Portfolio Assets, 0.03% of the next $300 million of Total Portfolio Assets, and 0.02% of the remaining Total Portfolio Assets.

Pursuant to an investment advisory agreement among the Trust, the Adviser and Forum Advisors, Inc. ("Forum Advisors"), the Adviser may delegate responsibility for portfolio management to Forum Advisors. To the extent the Adviser has so delegated its responsibilities, the Adviser pays its advisory fee to Forum Advisors.

ADMINISTRATOR - The administrator of Core Trust is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. For its administrative services and facilities, Forum receives from the Portfolio an administration fee at an annual rate of 0.10% of the average daily net assets of the Portfolio. In addition, certain legal expenses were charged to the Portfolio by Forum for the period ended February 28, 1997 in the amount of $1,227.

OTHER SERVICE PROVIDERS - The interestholder record keeper and fund accountant of the Portfolio is Forum Financial Corp. ("FFC"). FFC is paid an annual accounting fee of the lesser of 0.05% of the average daily net assets of the Portfolio on an annualized basis or $48,000, plus certain additional charges for each interestholder in the Portfolio.

PLACEMENT AGENT - Forum acts as Core Trust's placement agent pursuant to a separate agreement with Core Trust and receives no compensation for these services.

NOTE 4.  WAIVER OF FEES

Forum has voluntarily waived a portion of its fees and assumed certain expenses of the Portfolio so that total expenses of the Portfolio would not exceed certain limitations. For the period ended February 28, 1997, the Administrator waived management fees in the amount of $5,830.


NOTE 5.  SPECIAL MEETING OF INTERESTHOLDERS

The following matter was submitted to a vote of interestholders of the Portfolio at a special meeting held December 27, 1996: To approve an amendment to the Investment Advisory Agreement between Core Trust (Delaware) and Linden Asset Management, Inc. to increase the investment advisory fee with respect to the Portfolio. Interests in the Portfolio were voted as follows: 58.63% For; 41.37% Against; 0% Abstained.

NOTES TO FINANCIAL HIGHLIGHTS
(CONTINUED)

NOTE 6.  FINANCIAL
HIGHLIGHTS

Portfolio performance for the period ended February 28, 1997.

                                       RATIOS TO AVERAGE NET ASSETS
                                       ----------------------------

                                                  NET
                                               INVESTMENT         GROSS
                                   EXPENSES      INCOME        EXPENSES  (a)
                                  ----------   ----------      -------------
Cash
Portfolio                            0.07%         2.64%          0.08%


(a) During the period, various fees and expenses were waived and reimbursed, respectively. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and reimbursements.

                                 INVESTORS BOND FUND
                                  TAXSAVER BOND FUND
                              MAINE MUNICIPAL BOND FUND
                               NEW HAMPSHIRE BOND FUND


--------------------------------------------------------------------------------

Account Information and
Shareholder Servicing:            Distributor:
    Forum Financial Corp.              Forum Financial Services, Inc.
    P.O. Box 446                       Two Portland Square
    Portland, Maine 04112              Portland, Maine  04101
    207-879-0001                       207-879-1900

--------------------------------------------------------------------------------

                         STATEMENT OF ADDITIONAL INFORMATION
                                    August 1, 1997

Forum Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information supplements the Prospectus dated August 1, 1997 offering shares of the Investors Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund and New Hampshire Bond Fund (collectively the "Funds" and individually a "Fund") and should be read only in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Trust's Shareholder Servicing agent at the address listed above.


TABLE OF CONTENTS
                                                                     Page
                                                                     ----

         1.   Investment Policies. . . . . . . . . . . . . . . .
         2.   Investment Limitations . . . . . . . . . . . . . .
         3.   Performance Data . . . . . . . . . . . . . . . . .
         4.   Management . . . . . . . . . . . . . . . . . . . .
         5.   Determination of Net Asset Value . . . . . . . . .
         6.   Portfolio Transactions . . . . . . . . . . . . . .
         7.   Additional Purchase and
               Redemption Information. . . . . . . . . . . . . .
         8.   Taxation . . . . . . . . . . . . . . . . . . . . .
         9.   Other Information. . . . . . . . . . . . . . . . .

              Appendix A - Description of Securities Ratings
              Appendix B - Description of Municipal Securities
              Appendix C - Hedging Strategies - Investors Bond Fund and TaxSaver Bond Fund
              Appendix D - Hedging Strategies - Maine Municipal Bond Fund

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1. INVESTMENT POLICIES

RATINGS AS INVESTMENT CRITERIA

Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this Statement of Additional Information. The Funds may use these ratings to determine whether to purchase, sell or hold a security. However, ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the investment adviser of the Fund will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

Each Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the investment adviser to be of comparable quality) if the investment adviser determines that retaining such security is in the best interests of the Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements delayed beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.


The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the investment adviser to a Fund were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices inferior to the current market values.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

Each Fund will establish and maintain with its custodian a separate account with cash, U.S. Government Securities (as defined in the Prospectus) and other liquid high-grade debt securities in an amount at least equal to its commitments to purchase securities on a when-issued or delayed delivery basis.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements maturing in more than seven days.

The Trust's Board of Directors ("Board") has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the investment adviser of each Fund, pursuant to guidelines approved by the Board. The investment adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The investment adviser monitors the liquidity of the securities in each Fund's portfolio and reports periodically on such decisions to the Board.

REPURCHASE AGREEMENTS

The Funds may seek additional income by entering into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the underlying collateral, which is maintained at not less than 100% of the repurchase price, and which consists of the types of securities in which the Fund may invest directly.

LENDING OF PORTFOLIO SECURITIES


Each Fund may from time to time lend securities from its portfolio to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. The Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. The Funds may pay fees to arrange the loans. Each Fund will, as a fundamental policy, limit securities lending to not more than 10% of the value of its total assets.

TEMPORARY DEFENSIVE POSITION

When a Fund assumes a temporary defensive position it may invest without limit in (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the adviser to be of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) money market mutual funds.

OTHER INVESTMENT COMPANIES

The Funds may invest in the securities of other investment companies within the limits proscribed by the 1940 Act. Under normal circumstances, each Fund intends to invest less than 5% of the value of its net assets in the securities of other investment companies. In addition to the Fund's expenses (including the various fees), as a shareholder in another investment company, a Fund would bear its pro rata portion of the other investment company's expenses (including fees).

INVESTORS BOND FUND AND TAXSAVER BOND FUND

FUTURES CONTRACTS AND OPTIONS

Currently the Funds are prohibited from investing in futures contracts and options. Each Fund may in the future seek to hedge against a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. TaxSaver Bond Fund may buy or sell municipal bond index futures contracts and both Funds may buy or sell futures contracts on Treasury bills, Treasury bonds and other financial instruments. The Funds may write covered options and buy options on the futures contracts in which they may invest.

If the Adviser anticipates that interest rates will rise, a Fund may sell futures contracts as a hedge against a decrease in the value of the Fund's portfolio securities. Conversely, if the Adviser anticipates a decline in interest rates, a Fund may purchase futures contracts to protect itself against an increase in the price of the debt securities that the Fund might wish to purchase.

In addition, each Fund may write (sell) covered put and call options and may buy put and call options on debt securities and bond indices. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security, currency or futures contract or maintains cash, U.S. Government Securities or other liquid assets in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option.

The Funds' use of options and futures contracts would subject the Funds to certain investment risks and transaction costs to which they might not otherwise be subject. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options, futures contracts or related options and movements in the price of the securities hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Funds invest; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time; and (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, options and futures contracts do not pay interest, but may produce taxable capital gains.


Each Fund will not hedge more than 30% of its total assets by selling futures contracts, buying put options and writing call options. In addition, each Fund will not buy futures contracts or write put options whose underlying value exceeds 5% of the Fund's total assets and will not purchase call options if the value of purchased call options would exceed 5% of the Fund's total assets. A Fund will not enter into futures contracts and options thereon if immediately thereafter more than 5% of the value of the Fund's total assets would be invested in these options or committed to margin on futures contracts.

A Fund will only invest in futures and options contracts after providing notice to its shareholders, filing a notice of eligibility (if required) and otherwise complying with the requirements of the Commodity Futures Trading Commission ("CFTC"). The CFTC's rules provide that the Funds are permitted to purchase futures or options contracts subject to CFTC jurisdiction only (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by a Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, cash proceeds from existing Fund investments due in 30 days and accrued profit on the contract held with a futures commissions merchant; and (2) subject to certain limitations.

INVESTORS BOND FUND

MORTGAGE-RELATED SECURITIES. As described in the Investors Bond Fund Prospectus, that Fund may invest in mortgage-related securities, including Collateralized Mortgage Obligations ("CMOs"). CMOs are typically structured with a number of classes or series that have different maturities and are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.


ASSET-BACKED SECURITIES. Investors Bond Fund may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.


Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.


Asset-backed securities present certain risks that are not presented by mortgage-related debt securities or other securities in which Investors Bond Fund may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


TAXSAVER BOND FUND,  MAINE MUNICIPAL BOND FUND
AND NEW HAMPSHIRE BOND FUND

MUNICIPAL SECURITIES. The term "municipal securities," as used in the Prospectus and this Statement of Additional Information means obligations of the type described in Appendix B issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax. The municipal securities in which the Funds invest are limited to those obligations which at the time of purchase: (i) are backed by the full faith and credit of the United States; (ii) are municipal notes rated in the two highest rating categories by an NRSRO, or, if not rated, are of comparable quality as determined by the Adviser; (iii) are municipal bonds rated in the six highest rating categories by an NRSRO or, if not rated, are of comparable quality as determined by the Adviser; or (iv) are other types of municipal securities, provided that such obligations are of comparable quality, as determined by the Adviser, to instruments in which the Fund may invest.


MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities of 397 days or less. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.


MUNICIPAL LEASES. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes. Lease and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, TaxSaver Bond Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank or other entity that has long term outstanding debt securities rated in one of the top two rating categories by an NRSRO.

VARIABLE AND FLOATING RATE OBLIGATIONS. The interest rates payable on certain municipal securities, including municipal leases, in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. These securities are referred to as variable rate or floating rate obligations. Other features of these obligations may include the right whereby the

Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable or floating rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of these municipal securities enhances the ability of each Fund to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain municipal securities purchased by a Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Fund's investment quality requirements. The Adviser will monitor the pricing, quality and liquidity of variable rate and floating rate demand obligations held by each Fund on the basis of published financial information, rating agency reports and other research services to which the Fund or the Adviser may subscribe.

PARTICIPATION INTERESTS. Each Fund may purchase participation interests in municipal bonds, including private activity bonds and floating and variable rate securities that are owned by banks or other financial institutions. A participation interest gives a Fund an undivided interest in a municipal security owned by a bank or other financial institution. These instruments carry a demand feature permitting the holder to tender them back to the bank or other institution and are generally backed by an irrevocable letter of credit or guarantee of the bank or institution. The Fund can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank or institution from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of the Fund's participation interest in the instrument, plus accrued interest. Generally, a Fund will do so only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such participation interests as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments. Exposure to credit losses arising from the possible financial difficulties of borrowers might affect the bank's or other institution's ability to meet its obligations under its letter of credit or other guarantee.

No Fund will purchase participation interests unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. The Adviser will monitor the pricing, quality and liquidity of participation interests held by each Fund on the basis of published financial information, rating agency reports and other research services to which the Funds or the Adviser may subscribe.

STAND-BY COMMITMENTS. Each Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a stand-by commitment is dependent on the ability of the stand-by commitment writer to meet its obligation to repurchase, each Fund's policy is to enter into stand-by commitment transactions only with municipal securities dealers which in the opinion of the Adviser present minimal credit risks.


The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by a Fund are valued at zero in determining net asset value. When a Fund pays directly or indirectly for a stand-by commitment,its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of a Fund's portfolio of securities.


GENERAL

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.


There can be no assurance that a Fund's objective will be achieved. The achievement of a Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future.


The obligations of municipal securities issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.



CERTAIN INFORMATION CONCERNING THE STATE OF MAINE

Material in this section has been compiled from numerous sources including "The Maine Economy: Year-End Review and Outlook, 1996," and "Maine Counties, Selected Economic Measures, History and Forecasts - May 1997" prepared and published by the Economics Division of the Maine State Planning Office. In addition, certain information was obtained from the Official Statement of the State of Maine published in connection with the issuance of $42,700,000 general obligation bonds dated May 1, 1997. Other information concerning Maine budgetary matters was obtained from official legislative documents, the Office of the Commissioner of the Maine Department of Administrative and Financial Services, the Office of the Treasurer of the State of Maine, the Bureau of the Budget of the Maine

Department of Administrative and Financial Services, the Office of Fiscal and Program Review of the Maine Legislature, the Maine Department of Human Services, the Maine Department of Labor, and the Maine State Retirement System. The most recent information concerning credit ratings on debt issued by or on behalf of the State of Maine and its subordinate agencies was obtained from credit reports for the State of Maine published by S&P on September 23, 1996 and May 12, 1997, by Moody's on May 13, 1997, and by Fitch Investors Service, Inc. ("Fitch"), on May 9, 1997.

Although the information derived from the above sources is believed to be accurate, none of the information obtained from these sources has been verified independently. While the following summarizes the most current information available from the above sources, it does not reflect economic conditions or developments which may have occurred or trends which may have materialized since the dates indicated.

The State of Maine, which includes nearly one-half of the total land area of the six New England states, currently has a population of approximately 1,242,000. The structure of the Maine economy is similar to that of the nation as a whole, except that the Maine economy historically has had more activity in manufacturing, defense-related activities, and tourism, and less activity in finance and services. Recently, however, the manufacturing and defense-related sectors of Maine's economy have decreased significantly, and the service industry, retail, and financial services sectors of Maine's economy have increased significantly.

During the 1980's, Maine's economy surpassed national averages in virtually all significant measures of economic growth. During this ten-year period, Maine real economic growth was 40% as measured by the Maine Economic Growth Index ("EGI"), a broad-based measure of economic growth which is corrected for inflation. This economic growth compares to national real economic growth during the 1980's of 26% and 29%, measured by the United States Economic Growth Index and real Gross National Product respectively. During this time period, resident employment in Maine increased by 21%, while resident employment nationally increased by 19%. Inflation-adjusted retail sales in Maine during this period increased by 72%, as opposed to a 32% increase in such retail sales nationally. During the 1980's, per capita personal income in Maine rose from 44th in the nation in 1979, to 26th in the nation in 1989, or from 81% to 92% of the national average of per capita personal income.

Beginning in the fourth quarter of 1989, however, the Maine economy experienced a substantial temporary decline. For example, the Maine economy sustained only 0.8% real growth in 1989, and experienced real growth of -1.1% in 1990 and -2.6% in 1991. Data show that the Maine economy began a sustained decline during the fourth quarter of 1989, and the second quarter of 1991 saw the seventh consecutive quarterly decline in the Maine EGI. The third and fourth quarters of 1991 showed barely positive economic growth of 0.9% and 0.2% respectively. Economic recovery in Maine also has been hindered by significant losses in defense-related jobs, with the State losing since 1990 approximately 20% of its defense-dependent employment which peaked at 63,000 jobs in 1989. During the 1989-1991 period also, the State lost 6% of its entire job base.

Since 1991 the Maine economy has experienced a modest and sustained recovery, and this recovery has continued slowly through the end of calendar year 1996. In the words of the Economics Division of the Maine State Planning Office, "Maine economic performance in 1996 was mixed, with the major indicators, on balance, describing continued slow growth." In addition, the growth of Maine's economy in 1996 also continued to lag behind that of the nation as a whole, with real growth in the Maine economy during 1996 of 2.1% compared to real growth in the national Gross Domestic Product ("GDP") during 1996 of 2.4%. Of the 17 major Maine economic indicators tracked by the Maine State Planning Office in calendar year 1996, eight were positive, eight were negative, and one (building permits) showed no significant change.

On the positive side, after five full years of slow economic recovery, the Maine economy in 1996 finally regained its pre-recession job count of 545,000. In addition, at the end of 1996, Maine's labor participation rate (the number of persons employed as a percentage of the number of persons in the working age population, ages 16 through 64) was very close to the record high 69% measured in 1989, at the peak of the 1980's economic boom. Also, during 1996 unemployment rates in Maine dropped significantly and consistently throughout the State. In 1996, every county in Maine experienced a significant drop in its unemployment rate. In November of 1996, seasonally unadjusted unemployment rates in all 16 Maine counties were significantly lower than in November 1995; most counties experienced a typical 1.2 - 1.5% drop over the previous November's unemployment rate; five Maine counties recorded seasonally unadjusted unemployment rates well below 4%; and one county (Cumberland) recorded a seasonally unadjusted unemployment rate below 3%, at 2.3%. In November 1996, the seasonally unadjusted unemployment rate for Maine as a whole dropped to 4.4% from 5.7% during November 1995. This trend has continued through the Spring of 1997. The latest seasonally unadjusted unemployment rates available (May 1997) show Maine's seasonally unadjusted unemployment rate for May 1997 at 4.6% vs. 5.1% for May 1996. The unemployment rates in some Maine counties are approaching levels that economists traditionally have viewed as incompressible. In the words of the Economics Division of the Maine State Planning Office, currently in Maine "there are few people left who want jobs and don't have them."

Also, on the positive side, in contrast to calendar year 1995 and the first half of 1996, numerous Maine employers announced, or are proceeding with, plans for significant business expansions in the State. For example, National Semiconductor Corporation is proceeding with construction of a $830 million wafer chip manufacturing facility in South Portland, which is expected to add 800 new jobs to the greater Portland area. MBNA America Bank, N.A., the second largest issuer of credit cards in the nation, recently has invested $37 million in new facilities in five Maine communities and has created 1,700 skilled and semi-skilled jobs in Maine. In addition, MBNA is expected to add 2,000 more jobs to its Maine payrolls in the next 2 1/2 years. Guilford of Maine, Inc. has recently completed construction of a $30 million textile factory, reputed to be the worlds' most modern, in Piscataquis County, and is actively training new employees in cooperation with local secondary schools. John J. Nissen Baking Company has announced plans to invest $40 million to build the world's largest bakery in Biddeford, Maine. Finally, Tambrands, Inc. is investing $36 million to consolidate all of its manufacturing activities in Auburn, Maine.

A further positive factor in the growth of Maine's economy is that Maine employers recently have experienced a substantial decrease in workers' compensation costs. For many years, Maine possessed the highest workers' compensation insurance rates in the country. The issue was so devisive that it caused a shutdown of State government in 1992. Since that time, however, the Maine Legislature has created the Maine Employers' Mutual Insurance Co. and has passed numerous reforms in Maine's workers' compensation laws. As a result, workers' compensation insurance rates in Maine have dropped 34% since 1994. Another positive step concerning workers' compensation insurance rates in Maine was taken in May of this year when the Maine Legislature, at the request of the Governor, refused to accede to a effort by organized labor to roll back many of the reforms in Maine's workers' compensation laws enacted since 1992.

An additional positive indicator for the Maine economy is that Maine taxable consumer retail sales were up 5.3% for the first ten months of 1996 compared to the same period in 1995. This is a noteworthy improvement over 1995, when sales were only up only 1.7% over 1994. These consumer retail sales data (including among other items taxable retail sales related to the tourist industry) are particularly significant for State of Maine credit purposes. Since roughly one-third of Maine State government general fund revenues are derived from a 6% retail sales tax, the performance of taxable retail sales in Maine is directly related to the ability of Maine State government to fund necessary governmental expenditures. Additionally on the positive side during 1996, unit sales of homes in Maine increased 5% over 1995, the average sales price of a home in Maine increased to over $113,000, and the average time on the market prior to sale for homes in Maine declined.

On the negative side, Maine's economic recovery as a whole continues to lag behind the national and New England averages. For example, between the second quarter of 1995 and the second quarter of 1996 personal income in Maine increased by only 3.5%. By comparison, for the same period national personal income increased by 5.5% and personal income in New England as a whole increased by 4.8%. Similarly, during 1996 Maine payroll employment growth (people on payrolls, not including the self-employed) was very slow. Such Maine payroll employment growth grew only 0.4% during 1996 compared to 1.9% and 2.3% in 1995 and 1994 respectively. These statistics only underscore the fact that employment growth at the national level continues to far outpace New England and Maine employment growth. Since the trough of the recession in 1991, national employment has increased a full 12%, or approximately 2% annually. By comparison, New England employment growth for the same period has been only 7%, and Maine employment growth for the same period has been only 6%, or 1/2 the national average. In addition, despite very low unemployment rates and what the Economics Division of the State Planning Office has alluded to as "tight labor market conditions" in many of the most populous counties of the State, bankruptcy filings, predominantly filings by individual debtors rather businesses, have in the words of the State Planning Office, "skyrocketed through 1996." Such bankruptcy filings reached a level of 2,954 filings in 1996, or 30% higher on an annual basis than was experienced in the depths of the recent economic recession. In addition, the number of Maine residents receiving food stamps has remained at very high levels, rising nearly 80% during the economic recession, and dropping only 10% through the present when virtually all of the jobs lost in the recession have been recovered. In addition, through most of 1996, construction contract awards in Maine were down 5% from the previous year. These statistics show a very mixed picture for the performance of the Maine economy during 1996, and in some instances during the first six months of 1997, and they pose a continuing management challenge for those legislators and State officials responsible for State fiscal policy.

The fiscal policies of the State of Maine are very conservative, and the State is required by its Constitution to operate on a balanced budget. The Maine Constitution does this by prohibiting the Legislature, by itself, from issuing any debt by or on behalf of the State which exceeds $2,000,000

"except to suppress insurrection, to repel invasion, or for purposes of war, and except for temporary loans to be paid out of money raised by taxation during the fiscal year in which they are made." The Maine Constitution also provides for the prohibition of debt issued by or on behalf of the State to fund "current expenditures." The Maine Constitution allows the issuance of long-term debt when two-thirds of both houses of the Legislature pass a law authorizing the issuance of such debt, and when the voters of the State ratify and enact such a law at a general or special statewide election. Amendments to the Maine Constitution also have been adopted to permit the Legislature to authorize the issuance of bonds to insure payment of up to: (i) $6,000,000 of revenue bonds of the Maine School Building Authority; (ii) $4,000,000 of loans to Maine students attending institutions of higher education; (iii) $1,000,000 of mortgage loans for Indian housing; (iv) $4,000,000 of mortgage loans to resident Maine veterans including businesses owned by resident Maine veterans; and (v) $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural and recreational enterprises. The Maine Constitution provides that if the Legislature fails to appropriate sufficient funds to pay principal and interest on general obligation bonds of the State, the State Treasurer is required to set aside sufficient funds from the first General Fund revenues received thereafter by the State to make such payments.

In recent years, Maine State government has skirted the Maine constitutional balanced budget requirement by annually issuing significant amounts of tax anticipation notes ("TANs") during the first few days after the July 1 beginning of each new fiscal year and leaving such TANs outstanding until almost the beginning of the next fiscal year. For example, on June 26, 1996 the State issued $150,000,000 in TANs due June 27, 1997. Both the size of these issues and fiscal legitimacy for them, however, have recently been criticized, and the State is becoming more conservative with regard to what amounts to a former practice of maintaining almost permanent TANS of significant size. This has been made possible largely by the continued imposition of tightly conservative State fiscal policies that allowed the State to end fiscal year 1997 solidly in the black with an estimated approximate $50 million surplus. No TAN was issued immediately following the July 1 start of the 1997 fiscal year, and its issuance was put off at least until August 1997. Recently, the State has been considering further putting off the issuance of any TAN for State cash flow purposes, because the need for such an issuance has not yet legitimately presented itself.

As of March 31, 1997, there were outstanding general obligation bonds of the State in the principal amount of $444,157,945. On June 5, 1997, the State issued $42,700,000 general obligation bonds dated May 1, 1997. On June 27, 1997, $150,000,000 outstanding tax anticipation notes of the State matured, and after the start of the new fiscal year on July 1, 1997 the State did not issue new TANs to roll over this debt. Various other Maine governmental agencies and quasi-governmental agencies including, but not limited to, the Maine Municipal Bond Bank, the Maine Court Facilities Authority, the Maine Health and Higher Educational Facilities Authority, Maine Turnpike Authority, the Maine State Housing Authority, the Maine Public Utility Financing Bank, and the Maine Educational Loan Authority, issue debt for Maine governmental purposes, but this debt does not pledge the credit of the State.

The strength of Maine's economy during the 1980's enabled the State to accumulate relatively large unappropriated surpluses of general fund revenues. During the economic recession of 1989 through 1992, however, Maine State government repeatedly reduced its expenditures in order to comply with the requirement of the Maine Constitution that State government operate on a balanced budget. More recently, Maine State government has continued to downsize and restructure its operations as part of an overall effort to improve the management of numerous governmental programs. For example, recently the Maine Legislature created a Productivity Realization Task Force and charged it with identifying more than $45,000,000 of savings in State General Fund expenditures during the 1996-1997 fiscal biennium. The Task Force, in fact, completed the identification of $45.28 million in cuts to General Fund expenditures and passed legislation to implement those cuts during the 1996-1997 biennium. The work of the Task Force also will result in additional ongoing cuts of $60.1 million in General Fund expenditures during the 1998-1999 biennium, and the permanent elimination of approximately 1352 State jobs. Such cuts in General Fund expenditures, other fiscal cost reductions, and a continuing policy by the Governor not to allow the creation of significant new State governmental programs or the taxes to fund such programs, allowed the Governor, on March 26, 1997, to sign a balanced budget for fiscal years 1998 and 1999 which provides: (i) for fiscal year 1998, General Fund expenditures of $1,825,047,780 and Highway Fund expenditures of $217,416,987; and (ii) for fiscal year 1999, General Fund Expenditures of $1,984,859,413 and Highway Fund Expenditures of $218,026,687.

During the First Regular Session of the 118th Maine Legislature which adjourned on March 27, 1997, and the First Special Session of the 118th Maine Legislature which adjourned on June 1, 1997, the Governor and the Legislature also took several steps to improve the State's fiscal condition. First, the Legislature passed and the Governor signed into law a repeal of an across the board State income tax cap that was enacted in 1995 and scheduled to go into effect on July 1, 1997. If this State income tax cap had not been repealed, income tax revenues expendable by the State beginning in fiscal year 1998 would have been restricted to $676,230,000. Second, the Legislature and the Governor refused to eliminate prior to its scheduled elimination on June 30, 1998, an excise tax on the value of gross hospital patient service revenue, and increased this tax for hospital payment years that end in fiscal year 1998 from 3.56% to 5.27%. Third, the Legislature and the Governor enacted into law a "Tax Relief Fund for Maine Residents" which requires, according to a formula, that 75% of General Fund Revenues which exceed officially accepted estimates be used to increase the personal exemption amount of the Maine Individual Income Tax up to the personal exemption amount of the Federal Individual Income Tax. Also according to the formula provided by the tax-relief statute, 25% of General Fund revenues which exceed accepted estimates must be used to reduce the unfunded liability of the Maine State Retirement System. As of the close of State's fiscal year on June 30, 1997, Maine General Fund Revenues exceeded accepted estimates by approximately $50 million. This means that 75% of such excess General Fund revenues, or an estimated $37.5 million, will be allocated to tax relief for Maine residents, and 25% of such excess General Fund revenues, or an estimated $12.5 million will be allocated to reduce the unfunded liability of the Maine State Retirement System. The State also maintains a "Rainy Day Fund" to be used for significant unforeseen capital and operational expenditures. To the extent that General Fund revenues which exceed accepted estimates are diverted to the purposes of tax relief for Maine residents and reduction of the unfunded liability of the Maine State Retirement System, lesser amounts of such excess General Fund Revenues will be available to fund the Rainy Day Fund. As of July 14, 1997 the balance in the State's Rainy Day Fund was $45,497,470.

There can be no assurance that the budget acts for fiscal years 1998 and 1999, and the various other statutes passed by the Maine Legislature which affect the State's fiscal position, will not be amended by the Legislature from time to time.

The unfunded liability of the Maine State Retirement System is a significant problem for Maine State government. This unfunded liability currently is certified by the State's independent actuaries to be approximately $2.9 billion. Because of this, the State has adopted a constitutional amendment (Me. Const. art. IX, Section 18-B) that requires the Maine Legislature, beginning in fiscal year 1997, annually to appropriate funds that will retire in 31 years or less the System's unfunded liability attributable to State employees and teachers. The State has also adopted a separate constitutional amendment (Me. Const. art. IX, Section 18-A) that requires the Maine Legislature, beginning in fiscal year 1997, annually to appropriate monies to fund the System on an actuarily sound basis. Under Article IX, Section 18-B of the Maine Constitution, unfunded liabilities henceforth may not be created for the System except those resulting from experience losses, and such unfunded liabilities resulting from experience losses must be retired over a period not exceeding 10 years.

Because of Maine's conservative debt policies and its constitutional requirement that the State government operate under a balanced budget, Maine general obligation bonds had been rated AAA by S&P and Aa1 by Moody's for many years.

On June 6, 1991, however, S&P lowered its credit rating for Maine general obligation bonds from AAA to AA+, and at the same time lowered its credit rating on bonds issued by the Maine Municipal Bond Bank and the Maine Court Facilities Authority, and on State of Maine Certificates of Participation for highway equipment, from AA to A+. In taking this action, S&P said, "The rating action is a result of declines in key financial indicators, and continued softness in the state economy. The new rating continues to reflect the low debt burden of the state, an economic base that has gained greater income levels and diversity over the 1980's, and a legislative history of dealing effectively with financial difficulties." These ratings have remained unchanged since June 6, 1991. Because of slow but continuing improvements in the State of Maine economy, S&P currently views the State's financial outlook as "stable," stating in its most recent May 12, 1997 credit report: "The outlook reflects the state's manageable budget estimates and careful monitoring of revenues and expenditures. Economic growth should continue at a slow, sustainable pace."

On August 24, 1993, citing the "effects of protracted economic slowdown and the expectation that Maine's economy will not soon return to the pattern of robust growth evident in the mid-1980's," Moody's lowered its State of Maine general obligation bond rating from Aa1 to Aa. At the same time, Moody's lowered from Aa1 to Aa the ratings assigned to state-guaranteed bonds of the Maine School Building Authority and the Finance Authority of Maine, and confirmed at A1 the ratings assigned to the bonds of the Maine Court Facilities Authority and State of Maine Certificates of Participation. These ratings remained unchanged until the current year. In its most recent credit report for the State of Maine, dated May 13, 1997, Moody's "confirmed and refined from Aa to Aa3" the State's general obligation bond rating. Moody's refinement of the State's bond rating on May 13, 1997 was part of a general redefinition by Moody's of its bond rating symbols published on January 13, 1997. In its May 13, 1997 credit report, Moody's said: "Among the factors contributing to the high grade rating are the state's sound debt profile, with a moderate level of borrowing scheduled for rapid retirement, and an improving financial trend, reflecting economic gains of recent years and a fiscal policy aimed at achieving budgetary balance through steady government cost-cutting and reduced reliance on one-time measures." In this same credit report, however, Moody's also recognized specific negative factors which affected the rating, saying: "The rating also recognizes the state's lagging recovery from the recession of the early 1990s and continuing, though reduced, exposure to potential defense contracting cutbacks; its narrow General Fund position, whether measured on a GAAP or a cash basis; and its substantial unfunded pension obligation which, by a variety of measures, is several times the size of its direct debt."

For its June 5, 1997 general obligation bond issue dated May 1, 1997, Maine also received a credit report from Fitch. In this credit report dated May 9, 1997 Fitch assigned a rating of AA to Maine general obligation bonds, saying:
"Maine's general obligations are well secured, with strength in the low burden that debt places on resources and in the unusually rapid rate of amortization. The economy continues to recover from the severity of the recession and financial operations have regained normality. Institutionalization of financial reforms, including accounting, the revenue estimation process and debt control will be of benefit and the reserve is reasonably funded."

CERTAIN INFORMATION CONCERNING THE STATE OF NEW HAMPSHIRE

Material in this section has been abstracted from the State of New Hampshire Official Statement dated May 28, 1997, which is compiled by the Treasurer of the State of New Hampshire and which is provided to prospective purchasers of debt securities offered by the State. While information in the Official Statement is believed to be accurate, none of that information has been independently verified. Also, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the date of the Official Statement. Additionally, economic and fiscal conditions in individual municipalities within the State may vary from general economic and fiscal conditions.

New Hampshire is located in the New England Region and is bordered by the states of Maine, Massachusetts, and Vermont and the Province of Quebec, Canada. New Hampshire's geographic area is 9,304 square miles and its 1996 population was 1,163,000, representing a 1.3% increase from 1995 levels. New Hampshire's population had increased by more than 25% in the 1980-1996 period.

New Hampshire's per capita personal income increased by 106.4% between 1980 and 1990. In 1991 it continued to grow faster than the New England region as a whole and in 1992 and 1993 it grew at a slightly lower rate than the region, resuming faster growth relative to the region in 1994 and 1995. New Hampshire's per capita personal income in 1996 was 109% of the national level, ranking 8th in the United States.

In 1996, New Hampshire's largest employment sector was the service sector (28.8% of employment), followed by retail and wholesale trade (25.8% of employment). Manufacturing was the third largest sector (18.9% of employment). Non-agricultural employment levels have remained fairly stable. The unemployment rate declined to 4.2% in 1996, less than the national average, and preliminary data for the month of March 1997 (seasonally adjusted) show New Hampshire's unemployment rate at 2.1%, compared to a national average of 5.2%.

After a significant growth in residential building activity in the period 1980-86 (data based on residential building permits), New Hampshire's residential building activity declined beginning in 1987, and declined below 1980 levels in 1990, 1991 and 1992. In 1993, residential building activity surpassed 1980 levels and activity in 1994, 1995 and 1996 surpassed 1993.

New Hampshire finances the operations of state government through specialized taxes, user charges and revenues received from the State liquor sales and distribution system. There is no general tax on sales or earned income. The two highest revenue-producing taxes are the Meals and Rooms Tax and the Business Profits Tax. In 1992, State and local taxes amounted to $98.10 per $1,000 of personal income, which was the fourth lowest in the United States. However, because local property taxes are the principal source of funding for municipal operations and primary and secondary education, New Hampshire was highest among all states in local property tax collections per $1,000 of personal income.

New Hampshire State government's budget is enacted to cover a biennial period through a series of legislative bills that establish appropriations and estimated revenues for each sub-unit of State government, along with supplemental and special legislation. By statute, the budget process is initiated by the Governor, who is required to submit operating and capital budget proposals to the Legislature by February 15 in each odd-numbered year. While the Governor is required to state the means through which all expenditures will be financed, there is no constitutional or statutory requirement that the Governor propose or the Legislature adopt a budget without resorting to borrowing. There is no line item veto.

State government funds include the General Fund, four special purpose funds and three enterprise funds, as well as certain "fiduciary" funds. All obligations of the State are paid from the State Treasury, and must be authorized by a warrant signed by the Governor and approved by the Executive Council, except for payments of debt obligations, which are paid by the State Treasurer under statutory authority.

By statute, at the close of each fiscal year, any General Fund operating surplus up to 5% of General Fund unrestricted revenue must be deposited in a Revenue Stabilization Reserve Account ("Rainy Day Fund"). With approval of the Legislative Fiscal Committee, the Governor and the Executive Council, the Rainy Day Fund is available to defray operating deficits in ensuing years if there is a shortfall in forecast revenue. By statute, the Rainy Day Fund may not be used for any other purpose except by special appropriation approved by two-thirds of each

Legislative chamber and the Governor. As of June 30, 1996 there was a designated balance of $20 million in the Rainy Day Fund.

The Department of Administrative Services is responsible for maintenance of State government's accounting system, annual reports and general budget oversight. Expenditures are controlled against appropriations through an integrated accounting system which compares the amount of an appropriation to expenditures and encumbrances previously charged against that appropriation before creating an expenditure. By law, with certain exceptions unexpended and unencumbered balances of appropriations lapse to surplus in the applicable fund at the end of each fiscal year, along with unappropriated revenues in excess of legislative estimates. Legislative financial controls involve the Office of Legislative Budget Assistant ("LBA") which acts under supervision of the Legislative Fiscal Committee and Joint Legislative Capital Budget Overview Committee. LBA conducts overall post-audit and review of the budgetary process. State government financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") and are independently audited annually.


During the 1992-1993 biennium, State revenues began recovering from the decline that had characterized the recession years of 1989, 1990 and 1991. The General Fund undesignated fund balance at June 30, 1992 was $43.1 Million, with accumulated undesignated fund balance of $18.6 Million; at June 30, 1993, the General Fund undesignated fund balance was $31.5 Million and at June 30, 1994, $12.0 Million. For the fiscal year ended June 30, 1995, the General Fund undesignated fund balance was zero, after transferring $35.1 Million from the Healthcare Transition Fund to offset a delay in receipt of federal funds from disproportionate share expenditures under the Medicaid program. At June 30, 1996, the General Fund undesignated fund balance was ($44.2 Million) after a net transfer to the Healthcare Transition Fund of $21.9 Million, and is projected at ($25.8 Million) at June 30, 1997.

There is no constitutional limit on the State's power to issue obligations or incur indebtedness, and no constitutional requirement for referendum to authorize incurrence of indebtedness by the State. Authorization and issuance of debt is governed entirely by statute. New Hampshire pursues a debt management program designed to minimize use of short-term debt for operating purposes and to coordinate issuance of tax-exempt securities by the State and its agencies.

State-guaranteed bonded indebtedness is authorized not only for general purposes of State government, but also for the New Hampshire Turnpike System, University System of New Hampshire, water supply and pollution control, water resources acquisition and construction, School Building Authority, Pease Development Authority, Business Finance Authority, Municipal Bond Bank and cleanup of municipal Super Fund sites and landfills. In addition, the Housing Finance Authority and Higher Education and Health Facilities Authority are authorized to issue bonds that do not constitute debts or obligations of the State.

Procedure for incurrence of bonded indebtedness by individual municipalities is governed by State statutes, which prescribe actions that must be pursued by municipalities in incurring bonded indebtedness and limitations on the amount of such indebtedness. In general, incurrence of bonded indebtedness by a municipality must be for a statutorily authorized purpose and requires a two-thirds majority vote of the municipality's legislative body.

On December 30, 1993, the New Hampshire Supreme Court reinstated and remanded for trial a lawsuit challenging the constitutionality of the State's system of financing public schools primarily through local property taxes. The Court ruled that the New Hampshire Constitution imposes an enforceable duty on the State to provide an "adequate" education to every educable child and to guarantee adequate funding. However, the Court did not determine the adequacy of the State's current education programs or current funding levels, leaving those matters to the Legislative and Executive branches to determine in the first instance. The lawsuit was tried in the Spring of 1996, resulting in a decision by the trial court denying any relief to the plaintiffs. The decision is currently under appeal to the New Hampshire Supreme Court. The potential impact, if any, of this litigation on the State's finances cannot presently be determined.

2. INVESTMENT LIMITATIONS

Investors Bond Fund, TaxSaver Bond Fund and Maine Municipal Bond Fund have adopted the following fundamental investment limitations which are in addition to those contained in the Funds' Prospectus and which may not be changed without shareholder approval. No Fund may:


    (1) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).


    (2) Purchase securities, other than U.S. Government Securities, of any one issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer, or (b) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer. Up to 50% of the Fund's total assets may be invested without regard to this limitation.


    (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

    (4) Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

    (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

    (6) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

    (7) Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 ("1940 Act") and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

    (8) Invest in interests in oil or gas or interests in other mineral exploration or development programs.

In addition to the foregoing, Investors Bond Fund and TaxSaver Bond Fund have adopted the following fundamental investment limitation concerning investment in securities of issuers in the same industry. The Funds may not:

    (1) Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

Maine Municipal Bond Fund has adopted the following fundamental investment limitations concerning investment in securities of issuers in the same industry and investment in securities having voting rights. The Fund may not:

    (1) Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry. For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

    (2) Purchase securities having voting rights except securities of other investment companies.

Investors Bond Fund, TaxSaver Bond Fund and Maine Municipal Bond Fund have adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. No Fund may:


    (a) Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

    (b) Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.


    (c) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, except that the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.


    (d) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the Fund's total assets would be so invested.

    (e) Invest in or hold securities of any issuer if officers and directors of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

    (f) Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

    (g) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than (i) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("Restricted Securities") or (ii) 10% of the Fund's total assets would be invested in Restricted Securities.


    (h) Purchase or sell real property leases (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)

In addition to the foregoing, Investors Bond Fund and TaxSaver Bond Fund have adopted the following nonfundamental investment limitation concerning investment in securities having voting rights. The Funds may not:

    (a) Purchase securities having voting rights except securities of other investment companies.

Maine Municipal Bond Fund has adopted the following nonfundamental investment limitation. The Fund may not:

    (a) Invest in oil, gas or other mineral exploration or development programs, or leases, provided that the Fund may invest in securities issued by companies engaged in such activities.

The New Hampshire Bond Fund has adopted the following fundamental investment limitations that cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. The Fund may not:

    (1) With respect to 50% of its assets, purchase a security other than a U.S. Government Security of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer.

    (2) Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided there is no limit on investments in U.S. Government Securities, municipal securities or in the securities of domestic financial institutions (not including their foreign branches). For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

    (3) Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

    (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (5) Invest in commodities or in commodity contracts, except that, to the extent the Fund is otherwise permitted, the Fund may enter into financial futures contracts and options on those futures contracts and may invest in currencies and currency-related contracts.

    (6) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the Fund's net assets.

    (7) Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional series or classes that the Board may establish.

    (8) Make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

    (a) Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations.

    (b) Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the Investment Company Act of 1940 (the "1940 Act").

    (c) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

    (d) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if as a result, more than 5% of the value of the Fund's total assets would be so invested.

    (e) Invest in or hold securities of any issuer other than the Fund if, to the Fund's knowledge, those directors and officers of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

    (f) Invest in oil, gas or other mineral exploration or development programs, or leases, provided that the Fund may invest in securities issued by companies engaged in such activities.

    (g) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than (i) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable or (ii) 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933.

    (h) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)


Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.


For purposes of limitation number 2 listed above with respect to TaxSaver Bond Fund, which relates to the diversification of the Fund's assets, the District of Columbia, each state, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case, the creating government or some other agency guarantees a security, that guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

No more than 25% of a Fund's total assets may be invested in the securities of one issuer. However, this limitation does not apply to securities of an issuer payable solely from the proceeds of U.S. Government Securities.

3. PERFORMANCE DATA

The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The Funds' net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.


Standardized SEC yield and total return information as of March 31, 1997 is set forth in the following tables:


                                                      30 Day
                                       30 Day         Annualized                                   Total Return
                                       Annualized     Tax Equivalent Total Return   Total Return   Since
                                       Yield          Yield          1 Year         5 Year         Inception
                                       -----          -----          ------         ------         ---------

INVESTORS BOND FUND                    7.49%            N/A          7.18%          7.91%          8.92%

TAXSAVER
BOND FUND                              4.74%          7.85%          5.15%          7.02%          7.38%

MAINE MUNICIPAL
BOND FUND                              4.19%          7.58%          4.98%          6.73%          6.64%

NEW HAMPSHIRE BOND FUND                4.34%          7.57%          4.56%            N/A          5.73%


Tax-equivalent yield for Investors Bond Fund is based on a Federal income tax rate of 39.6%. The tax equivalent yield for Maine Municipal Bond Fund is based on a combined Federal and Maine state income tax rate of 48.1% (Federal 39.6% and State of Maine 8.5%). The tax equivalent yield for New Hampshire Bond Fund is based on a combined Federal and New Hampshire state income tax rate of 44.6% (Federal 39.6% and State of New Hampshire 5.0%).

Investors Bond Fund and TaxSaver Bond Fund commenced operations on October 2, 1989. Maine Municipal Bond Fund and New Hampshire Bond Fund commenced operations on December 5, 1991 and December 31, 1992, respectively.

In advertising performance each Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). Each Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.


For example, the Funds may advertise the historical advantages, based on assumed investments made on particular dates, in long term corporate bonds or in the S&P 500 Composite Stock Index against U.S. Treasury bills, as published by the companies listed above.

YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30 days or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to bonds purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds purchased at a discount by adding a portion of the discount to daily income. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.


The tax equivalent yield for the TaxSaver Bond Fund is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If only a portion of the Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Processing Organizations (as defined in the Prospectuses) may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of each Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each of the Funds may advertise total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

               n
         P(1+T)  = ERV

    Where:

         P = a hypothetical initial payment of $1,000;
         T = average annual total return;
         n = number of years; and
         ERV = ending redeemable value.

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

    Period total return is calculated according to the following formula:

         PT = (ERV/P-1)

    Where:

         PT = period total return.
              The other definitions are the same as in average annual total return above.

4. MANAGEMENT

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.


John Y. Keffer,* Chairman and President (age 54)

    President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, LLC (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator and for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 53)

    Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 54)

    President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 53)

    Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary (age
41)

    Managing Director at Forum Financial Services, Inc. since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

Robert Campbell, Treasurer (age 36)

    Director of Fund Accounting, Forum Financial Corp., with which he has been associated since April 1997. Prior thereto, Mr. Campbell was the Vice President of Domestic Operations for State Street Fund Services in Toronto, Ontario, and prior to that, Mr. Cambell served as Assistant Vice President/Fund Manager of Mutual Fund, State Street Bank & Trust in Boston, Massachusetts. Mr. Campbell is also treasurer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary (age 35)

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Assistant Secretary (age 44)

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Cheryl O. Tumlin, Assistant Secretary (age 31)

    Assistant Counsel, Forum Financial Services, Inc., with which she has been associated since July 1996. Prior thereto, Ms. Tumlin was on the staff of the U.S. Securities and Exchange Commission as an attorney in the Division of Market Regulation and prior thereto Ms. Tumlin was an associate with the law firm of Robinson Silverman Pearce

    Aronsohn & Berman in New York, New York. Ms. Tumlin is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

M. Paige Turney, Assistant Secretary (age 28).

    Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1995. Ms. Turney was employed from 1992 as a Senior Fund Accountant with First Data Corporation in Boston, Massachusetts. Prior thereto she was a student at Montana State University. Ms. Turney is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

TRUSTEE COMPENSATION. Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of the Trust and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.

The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the fiscal year ended March 31, 1997.

                                  Accrued   Annual
                   Aggregate      Pension   Benefits Upon  Total
    Trustee        Compensation   Benefits  Retirement     Compensation
    -------        ------------   --------  ----------     ------------
    Mr. Keffer         None         None       None            None
    Mr. Azariadis     $4,000        None       None           $4,000
    Mr. Cheng         $4,000        None       None           $4,000
    Mr. Parish        $4,000        None       None           $4,000

ADVISER


Pursuant to an Advisory Agreement with the Trust (the "Investment Advisory Agreement"), the Funds' investment adviser, Forum Advisors, Inc. (the "Adviser") furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for the respective Fund. The Investment Advisory Agreement provides for an initial term of two years from its effective date with respect to a Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party.

The Investment Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement also provides that, with respect to a Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement provides that the Adviser may render services to others.

For its services under the Investment Advisory Agreement, the Advisor receives with respect to each Fund a fee at an annual rate of 0.40% of the Fund's average daily net assets. Fees payable under the Investment Advisory Agreement with respect to the each Fund are set forth in the following tables:

INVESTORS BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $100,163            $0                       $100,163
  1996                  $107,061            $48,250                  $58,811
  1995                  $100,098            $ 9,407                  $90,691

TAXSAVER BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $70,634             $0                       $70,634
  1996                  $69,544             $0                       $69,544
  1995                  $65,238             $59,238                  $6,000

MAINE MUNICIPAL BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $101,549            $0                       $101,549
  1996                  $105,104            $0                       105,104
  1995                  $105,063            $91,930                  $13,133

NEW HAMPSHIRE BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $31,774             $0                       $31,774
  1996                  $23,870             $0                       $23,870
  1995                  $17,826             $17,826                  $0

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Funds. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Fund with respect to the client's assets invested in the Fund.

The Adviser has agreed to reimburse the Trust for certain of each Fund's operating expenses (exclusive of interest, taxes, brokerage, fees and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which a Fund's shares are qualified for sale. The Trust may elect not to qualify its shares for sale in every state. The manager and distributor believe that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of each Fund's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser or the manager and distributor monthly.


Subject to the above obligations to reimburse the Trust for its excess expenses, the Trust has confirmed its obligation to pay all its other expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; costs of reproduction, stationery and supplies; compensation of directors, officers and employees of the Trust and costs of other personnel performing services for the Trust who are not officers of the Adviser, the manager and distributor or their respective affiliates; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; expenses incurred pursuant to state securities laws; and fees payable to the Adviser under the Investment Advisory Agreement.


ADMINISTRATION

Pursuant to an Administration Agreement approved by the Board of Trustees on June 19, 1997 (the "Administration Agreement"), FAS supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), provides the Trust with general office facilities. The Administration Agreement may be terminated by either party without penalty on 60 days' written notice and may not be assigned except upon written consent by both parties. The Administration Agreement also provides that FAS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Prior to June 19, 1997, FFSI provided administration and distribution services to the Trust pursuant to a Managment Agreement (the "Management Agreement")

FAS provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAS, its affiliates or certain affiliates of the Adviser.

DISTRIBUTION

FFSI was incorporated under the laws of the State of Delaware on February 7, 1986 and serves as distributor of shares of the Portfolio pursuant to a Distribution Agreement between FFSI and the Trust (the "Distribution Agreement"). The Distribution Agreement provides, with respect to each Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by the shareholders of the Fund, and in either case by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party.

The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to each Fund by vote of the Fund's shareholders or by either party on 60 days' written notice.

The Distribution Agreement also provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the performances of its services to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FFSI's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement. Pursuant to the Distribution Agreement, FFSI receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of each Fund's shares. The aggregate sales charges payable to FFSI with respect to each Fund are outlined in the following tables:

INVESTORS BOND FUND

  FISCAL YEAR ENDED     AGGREGATE
  MARCH 31              SALES CHARGE   AMOUNT RETAINED     AMOUNT REALLOWED
  --------              ------------   ---------------     ----------------

    1997                   $1,951              $274                $1,677
    1996                   $6,252              $829                $5,423
    1995                   $1,706              $243                $1,463

TAXSAVER BOND FUND

  FISCAL YEAR ENDED     AGGREGATE
  MARCH 31              SALES CHARGE   AMOUNT RETAINED     AMOUNT REALLOWED
  --------              ------------   ---------------     ----------------

    1997                      $16                 $2                  $14
    1996                  $13,336             $1,317              $12,019
    1995                   $7,701             $1,012               $6,689

MAINE MUNICIPAL BOND FUND

  FISCAL YEAR ENDED     AGGREGATE
  MARCH 31              SALES CHARGE   AMOUNT RETAINED     AMOUNT REALLOWED
  --------              ------------   ---------------     ----------------

    1997                  $117,032            $10,264            $106,768
    1996                  $106,683            $13,941             $92,742
    1995                  $133,896            $17,656            $116,239

NEW HAMPSHIRE BOND FUND

  FISCAL YEAR ENDED     AGGREGATE
  MARCH 31              SALES CHARGE   AMOUNT RETAINED     AMOUNT REALLOWED
  --------              ------------   ---------------     ----------------
    1997                  $54,094             $4,557             $49,537
    1996                  $24,865             $4,309             $21,556

    1997                     $                   $                   $
    1996                  $24,865             $3,309              $21,556
    1995                  $33,166             $4,429              $28,737

For its services under the Management Agreement, FFSI received with respect to each Fund a fee at an annual rate of 0.30% of the average daily net assets of each Fund. Fees payable under the Management Agreement with respect to each Fund are outlined in the following tables:

INVESTORS BOND FUND


FISCAL YEAR ENDED
    MARCH 31             GROSS FEE          WAIVED FEE            NET FEE
    --------             ---------          ----------            -------

    1997                  $75,122            $75,122                 $0
    1996                  $80,296            $80,296                 $0
    1995                  $75,074            $75,074                 $0

TAXSAVER BOND FUND

FISCAL YEAR ENDED
    MARCH 31             GROSS FEE          WAIVED FEE            NET FEE
    --------             ---------          ----------            -------

    1997                  $52,975            $52,975                 $0
    1996                  $52,158            $52,158                 $0
    1995                  $48,928            $48,928                 $0

MAINE MUNICIPAL BOND FUND

FISCAL YEAR ENDED
    MARCH 31             GROSS FEE          WAIVED FEE            NET FEE
    --------             ---------          ----------            -------

    1997                  $76,162            $76,162                 $0
    1996                  $78,828            $78,828                 $0
    1995                  $78,797            $78,797                 $0

NEW HAMPSHIRE BOND FUND

FISCAL YEAR ENDED
    MARCH 31             GROSS FEE          WAIVED FEE            NET FEE
    --------             ---------          ----------            -------

    1997                  $23,831            $23,831                 $0
    1996                  $17,902            $17,902                 $0
    1995                  $13,369            $13,369                 $0


TRANSFER AGENT

Forum Financial Corp. (the "Transfer Agent") acts as transfer agent of the Trust pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provides, with respect to each Fund, for an initial term of two years from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the agreement is specifically approved at least annually by the Board or, with respect to a Fund, by a vote of the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of the Transfer Agent as agent for the Trust are:
(1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.


The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Fund. The Transfer Agent, the Manager or sub-transfer agents or processing agents retained by the Transfer Agent may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of the Transfer Agent or the Manager.


For its services under the Transfer Agency Agreement, the Transfer Agent receives, with respect to each Fund: (i) a fee at an annual rate of 0.25 percent of the average daily net assets of each Fund (ii) a fee of $12,000 per year; such amounts to be computed and paid monthly in arrears by the Fund; and (iii) Annual Shareholder Account Fees of $18.00 per shareholder account; such fees to be computed as of the last business day of the prior month. Fees payable under the Transfer Agency Agreement with respect to each Fund are set forth in the following tables:

INVESTORS BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $76,562             $58,271                  $18,291
  1996                  $80,320             $60,882                  $19,438
  1995                  $62,562             $49,813                  $12,749

TAXSAVER BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $57,010             $40,248                  $16,762
  1996                  $56,344             $38,888                  $17,456
  1995                  $40,794             $28,091                  $12,703

MAINE MUNICIPAL BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $82,456             $39,581                  $42,875
  1996                  $84,962             $41,754                  $43,208
  1995                  $65,664             $49,488                  $16,176

NEW HAMPSHIRE BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $33,317             $6,539                   $26,778
  1996                  $28,488               $645                   $27,843
  1995                  $11,141             $8,715                    $2,426


The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund.


Pursuant to a Fund Accounting Agreement, the Transfer Agent also provides the Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Fund's portfolio transactions and positions. Fees payable under the Fund Accounting Agreement with respect to fund accounting services for the Fund are set forth in the following table:

INVESTORS BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $41,000             $0                       $41,000
  1996                  $38,000             $0                       $38,000
  1995                  $36,000             $0                       $36,000

TAXSAVER BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $36,000             $0                       $36,000
  1996                  $39,000             $0                       $39,000
  1995                  $36,000             $0                       $36,000

MAINE MUNICIPAL BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $48,000             $0                       $48,000
  1996                  $48,000             $0                       $48,000
  1995                  $48,000             $0                       $48,000

NEW HAMPSHIRE BOND FUND

  FISCAL YEAR ENDED
  MARCH 31              GROSS FEE           WAIVED FEE               NET FEE
  --------              ---------           ----------               -------

  1997                  $37,000             $0                       $37,000
  1996                  $37,000             $0                       $37,000
  1995                  $36,000             $0                       $36,000

5. DETERMINATION OF NET ASSET VALUE

The Trust does not determine net asset value on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order.


6. PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Funds usually are principal transactions. Portfolio securities for these Funds are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.


The Funds may effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Funds. For the fiscal years ended March 31, 1997, 1996, and 1995, the Funds did not pay any brokerage commissions.


A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Adviser may give consideration to research and investment analysis services furnished by brokers or dealers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. The Adviser may use the research and analysis in connection with services to clients other than a Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

Investment decisions for each Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, a Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies and accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

No portfolio transactions are executed with the Adviser, the Manager or any of their affiliates.

7. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor.



Set forth below is an example of the method of computing the offering price of each Fund's shares. The example assumes a purchase of shares of beneficial interest aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectuses at a price based on the net asset value per share of each Fund on March 31, 1997.

                                 INVESTORS  TAXSAVER     MAINE   NEW HAMPSHIRE
                                    BOND      BOND     MUNICIPAL     BOND
                                    FUND      FUND     BOND FUND     FUND
                                    ----      ----     ---------     ----

Net Asset Value Per Share         $ 10.19   $ 10.49    10.73        10.31

Sales Charge, 3.75% of offering
price (3.90% of net asset value
per share)                        $ 0.40    $  0.41      N/A         N/A

Sales Charge, 2.50% of offering
price (2.56% of net asset value
per share)                          N/A       N/A      $ 0.27      $ 0.26

Offering to Public                $ 10.59   $ 10.90    $11.00      $10.57

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily, from time to time, to reimburse a portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.


The Trust has filed an election with the Securities and Exchange Commission pursuant to which a Fund will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.


The Funds may wire proceeds of redemptions to shareholders that have elected wire redemption privileges only if the wired amount is greater than $5,000. In addition, the Funds will only wire redemption proceeds to financial institutions located in the United States.


By use of telephone redemption and exchange privileges, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself either to be, or to have the authority to act on behalf of, the investor and believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding. Proceeds of an exchange transaction may be invested in another Participating Fund (as defined below) in the name of the shareholder.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Funds to exchange their shares for shares of any other fund of the Trust or shares of certain other portfolios of investment companies which retain FAS or its affiliates as investment adviser or distributor and which participate in the Trust's exchange privilege program ("Participating Fund"). For Federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

Exchange transactions will be made on the basis of relative net asset values per share at the time of the exchange transaction plus any sales charge applicable to the Participating Fund whose shares are being acquired. Shares of any Participating Fund may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund that are offered without a sales charge. Shares of any Participating Fund purchased with a sales charge may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund otherwise sold with a lesser or the same sales charge. If the Participating Fund purchased in the exchange transaction imposes a higher sales charge than was paid originally on the exchanged shares, the shareholder will be responsible for the difference between the two sales charges. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any of the Participating Funds or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without reasonable advance notice to shareholders.

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT


The Investors Bond Fund offers an individual retirement plan (the "IRA") for individuals who wish to use shares of the Funds as a medium for funding individual retirement savings. Under the IRA, distributions of net investment income and capital gain will be automatically reinvested in the IRA established for the investor. The Fund's custodian furnishes custodial services to the IRAs for a service fee. Shareholders wishing to establish an IRA to invest in the Fund should contact the Transfer Agent for further details and information.


8. TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by a Fund and assume that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

The Funds expect to derive substantially all of their gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that most of the Funds' dividends or distributions will not qualify for the dividends-received deduction for corporations.

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" from the application of section 1256.

With respect to equity or over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the respective Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

9. OTHER INFORMATION

CUSTODIAN


Pursuant to a Custodian Agreement, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106, acts as the custodian of each Fund's assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on Fund investments.

COUNSEL

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, 1200 G Street, N.W., Washington, D.C. 20005

AUDITORS

Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, 02110, independent auditors, act as auditors for the Trust.

THE TRUST AND ITS SHARES

The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series.

Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when required by Federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.


As of July 8, 1997, the officers and Directors of the Trust as a group owned less than 1% of the outstanding shares of each Fund. Also as of that date, the shareholders listed below owned or owned of record more than 5% of either Fund. From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

INVESTORS BOND FUND

                                                           PERCENTAGE OF
                                                           FUND
    SHAREHOLDER                                            SHARES OWNED
    -----------                                            ------------
    Irwin Union Bank & Trust Company                       65.06%
    500 Washington Street
    Columbus, OH  47201

    Firstrust Company National City Bank Trust Department
    227 Main Street
    Evansville, Indiana  47708                             14.06%

TAXSAVER BOND FUND

                                                           PERCENTAGE OF
                                                           FUND
    SHAREHOLDER                                            SHARES OWNED
    -----------                                            ------------
    Irwin Union Bank & Trust Company
    500 Washington Street
    Columbus, OH  47201                                    46.53%



    Leonore Zusman TTEE
    Leonore Zusman Living Trust
    1st National Plaza - Suite 1708

    Dayton, OH 45402                                       10.75%

    Leonore L. Zusman TTEE
    Leonore L. Zusman Living Trust
    1st National Plaza - Suite 1708
    Dayton, OH 45402                                       9.64%

    Firstrust Company National City Bank Trust Department
    227 Main Street
    Evansville, Indiana  47708                             6.67%

MAINE MUNICIPAL BOND FUND

                                                           PERCENTAGE OF
                                                           FUND
    SHAREHOLDER                                            SHARES OWNED
    -----------                                            ------------

    BARHART Company Nominee
    Attn: Trust Department
    P.O. Box 218
    Bar Harbor, ME  04609                                  5.62%

    Merrill Lynch, Pierce, Fenner & Smith, Inc., For the
    Sole Benefit of its Cusotmers Trade House Account
    4800 Deer Lake Drive East, 3rd Floor
    Jacksonville, FL  32216                                5.07%

NEW HAMPSHIRE BOND FUND
                                                           PERCENTAGE OF
                                                           FUND
    SHAREHOLDER                                            SHARES OWNED
    -----------                                            ------------

Independence Trust
Attn: Linda Weeden
200 Bedford Street, 5th Floor
Manchester, NH  03105-0119                                 40.12%

FINANCIAL STATEMENTS

The financial statements of each Fund for the year ended March 31, 1997 (which include a statement of assets and liabilities, a statement of operations, a statement of changes in net assets, notes to financial statements, financial highlights, a statement of investments and the auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.

INVESTORS BOND FUND
TAXSAVER BOND FUND
MAINE MUNICIPAL BOND FUND
NEW HAMPSHIRE BOND FUND


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


1.   CORPORATE AND MUNICIPAL BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated C typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.


Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.


Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

2.   PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

3.   SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE, INC.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group.

MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.


STANDARD AND POOR'S CORPORATION

SP-1. Very strong or strong capacity to pay principal and interest. Those issues which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest.

SP-3. Speculative capacity to pay principal and interest.

4.   OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     --   Leading market positions in well-established industries.
     --   High rates of return on funds employed.
     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only
slightly less in degree than issues rated   F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D.   Issues assigned this rating are in actual or imminent payment default.

INVESTORS BOND FUND
TAXSAVER BOND FUND
MAINE MUNICIPAL BOND FUND
NEW HAMPSHIRE BOND FUND


APPENDIX B - DESCRIPTION OF MUNICIPAL SECURITIES


1.   MUNICIPAL BONDS

Municipal Bonds which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated as described below.

PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While, at one time, the pertinent provisions of the Internal Revenue Code (the "Code") permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for owner-occupied housing, certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, certain manufacturing or industrial projects, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

Because of terminology formerly used in the Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multifamily housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds and solid waste resource recovery revenue bonds.

Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

2.   MUNICIPAL NOTES

Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.


CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.


TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

3.   MUNICIPAL LEASES

Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

INVESTORS BOND FUND
TAXSAVER BOND FUND

APPENDIX C - HEDGING STRATEGIES


As discussed in the Prospectus, the Adviser to each Fund may engage in certain options and futures strategies to attempt to hedge a Fund's portfolio. The instruments in which the Fund may invest include (i) options on securities and stock indexes, (ii) stock index and interest rate futures contracts ("futures contracts"), and (iii) options on futures contracts. Use of these instruments is subject to regulation by the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures are traded, and the Commodity Futures Trading Commission ("CFTC").

The various hedging and income strategies referred to herein and in each Fund's Prospectus are intended to illustrate the type of strategies that are available to, and may be used by, the Adviser in managing a Fund's portfolio. Depending on prevailing market conditions, use of these strategies may enable the Adviser to reduce investment risks to which a Fund may be subject. No assurance can be given, however, that any strategies will succeed.


The Funds will not use leverage in their hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position or (2) cash, U.S. government securities or other liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage and, if the guidelines so require, will set aside cash, U.S. government securities or other liquid assets in a segregated account with its custodian in the prescribed amount. Securities, options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


OPTIONS STRATEGIES. The Funds may purchase put and call options written by others and write (sell) put and call options covering specified securities or stock index-related amounts. A put option (sometimes called a "standby commitment") gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security or specified amount of cash (on stock-index options) to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security or specified amount of cash (on stock-index options) or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency or security. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options are currently treated as illiquid securities.

A Fund may purchase call options on equity securities that the Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Funds may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write covered call options when the Adviser believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs. The Fund may write covered put options only to effect closing transactions.


A Fund may purchase and write put and call options on stock indices in much the same manner as the equity and debt security options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities which are being hedged. Stock index options are settled exclusively in cash.


SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Funds may effectively terminate their right or obligation under an option contract by entering into a closing transaction. For instance, if a Fund wished to terminate its potential obligation to sell securities under a call option it had written, a call option of the same series (an identical call option) would be purchased by the Fund. Closing transactions essentially permit the Funds to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

(1) The successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities markets, or in the case of a stock index option, fluctuations in the market sector represented by the index.

(2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange listed option may be closed out only on an exchange which provides a market for identical options. Most exchange listed options relate to equity securities. Exchange markets for options on debt securities are relatively new and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Fund may result in material losses to that Fund.

(4) The Funds' activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.


FUTURES STRATEGIES. Several interest rate futures contracts currently are traded; these include various futures contracts on Treasury bonds, notes and bills on the Chicago Board of Trade as well as a 30 Interest Rate contract also traded on the Chicago Board of Trade. Futures contracts on a municipal bond index are traded on the Chicago Board of Trade. This index assigns relative values, which fluctuate in accordance with current market conditions, to the municipal bonds comprising the index. Options on various of these futures contracts are also traded.


A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash or securities as called for in the contract at a specified future date and at a specified price. For stock index futures contracts, delivery is of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the time of the contract and the close of trading of the contract. For interest rate futures contracts, delivery is of the underlying debt securities.

A Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates. A Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security which the Fund intended to purchase in the future. A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates.

A Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities which the Fund planned to acquire at a future date. The purchase of a call option on an interest rate futures contracts is analogous to the purchase of a call option on an individual debt security which can be used as a temporary substitute for a position in the security itself. A Fund may also write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. The following relate to each Fund's use of futures contracts and options on futures contracts and, to the extent in the future they were to be permitted, foreign currency and other options traded on a commodities exchange (collectively, "futures contracts and related options").

No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. government securities generally equal to 5% or less of the contract value. This amount is known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies, a process known as "marking to the market." When writing a call option on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and related options can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange providing a secondary market for the futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for a Fund to close a position, and in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). In addition:

(1) Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict accurately movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.


(2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities which cause this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term. Activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

(3) Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin.

(4) Like other options, options on futures contracts have a limited life. The Funds will not trade options on futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with options are not greater than the risks in connection with futures transactions.

(5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

(6) Each Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

MAINE MUNICIPAL BOND FUND


APPENDIX D - HEDGING STRATEGIES



1.   BOND INDEX FUTURES

Futures contracts on a municipal bond index (the "Index") are traded on the Chicago Board of Trade. Maine Municipal Bond Fund may seek to hedge itself against changes in interest rates by purchasing and selling futures contracts on the Index or any municipal bond index hereafter approved for trading by the Commodity Futures Trading Commission. The Index assigns numerical values to the municipal securities comprising the Index and, based on those values, fluctuates in accordance with market movements of the municipal bonds comprising the Index. The purchaser or seller of a futures contract on the Index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the Index on the expiration date of the contract, "current contract value," and the price at which the contract was originally purchased or sold. No physical delivery of the municipal bonds underlying the Index is made.

BOND INDEX FUTURES CHARACTERISTICS. Unlike the purchase or sale of a specific security by the Fund, no price is paid or received by the Fund upon the purchase or sale of an index futures contract. Initially, the Fund will be required to deposit with the broker through which such transaction is effected or in a segregated account with the Fund's custodian an amount of cash or U.S. Treasury bills equal to a specified dollar amount per contract as of the date thereof. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying index fluctuates, a process known as "marking to the market." For example, when the Fund has purchased an index futures contract and the price of the futures contract has risen in response to a rise in the Index, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased an index futures contract and the price of the futures contract has declined in response to a decrease in the Index, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN INDEX FUTURES. There are several risks in connection with the use of index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the index futures and the hedge. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the underlying securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures of a greater contract value than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the Index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer index futures if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the Index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold index futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in the value of its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the Index, although there may be deviations arising from differences between the composition of the Fund's portfolios and the securities comprising the Index.

When index futures are purchased to hedge against possible increases in the price of municipal bonds before the Fund is able to invest its cash (or cash equivalents) in municipal bonds in an orderly fashion, it is possible that the market may decline instead. If the Fund then determines not to invest in municipal bonds at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the index futures that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the price of index futures may not correlate perfectly with movement in the Index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and the index futures markets. Secondly, from the point of view of speculators, deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the index futures market may also cause temporary price distortions. Due to the possibility of price distortion in the index futures market, and because of the imperfect correlation between the movements in the Index and movements in the price of index futures, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures on the Index may be closed out only on the Chicago Board of Trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell index futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close an index futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event index futures have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the index futures. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures markets and thus provide an offset on index futures.

Successful use of index futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the municipal bond markets. For example, if the Fund has hedged against the possibility of a decline in the municipal bond market and bond prices increase instead, the Fund will lose part or all of the benefit of the increased value of the portfolio securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so.

2.   OTHER FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Fund may invest in certain other financial futures contracts ("futures contracts") and options thereon. The Fund may sell a futures contract or a call option thereon or purchase a futures contract or a put option thereon as a hedge against a decrease in the value of the Fund's securities. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts as described under "Bond Index Futures Characteristics."

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the holder is not required to make daily payments of cash to reflect the change in the value of the underlying contract as would be the case for a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.


Currently, futures contracts can be purchased on certain debt securities issued by the U.S. Treasury, certificates of the Government National Mortgage Association and bank certificates of deposit. The Fund may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future.


Financial futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily account of deposit or withdrawals of margin.

Investing in futures contracts involves the risks of imperfect correlations, secondary market illiquidity and the Adviser's incorrect predictions of market movements, as described under "Bond Index Futures Characteristics."

Put and call options on financial futures have characteristics similar to those of other options. For a further description of options, see "Put and Call Options" below.

In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

The Fund may not enter into futures contracts or related options thereon if immediately thereafter (i) the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets or (ii) the sum of the current contract values of open futures contracts purchased and sold by the Fund would exceed 30% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

3.   PUT AND CALL OPTIONS

The Fund may purchase put and call options written by others and write put and call options covering the types of securities in which the Fund may invest. A put option (sometimes called a "standby commitment") gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price. The Fund will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 5% of the value of its total assets; a Fund will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 30% of its total assets.

When the Fund writes a put option it maintains in a segregated account cash or U.S. Government securities in an amount adequate to purchase the underlying security should the put be exercised. When the Fund writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

The Fund may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

The Fund may terminate its obligation to the holder of an option written by the Fund through a "closing purchase transaction." The Fund may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by the Fund from writing the option.

                                PAYSON VALUE FUND
                              PAYSON BALANCED FUND

--------------------------------------------------------------------------------

Investment Advisor:                Account Information and
     H.M. Payson & Co.                  Shareholder Servicing:
     One Portland Square                Forum Financial Corp.
     P.O. Box 31                        P.O. Box 446
     Portland, Maine  04112             Portland, Maine  04112
     207-772-3761                       207-879-0009
     800-456-6710


                       STATEMENT OF ADDITIONAL INFORMATION
                                 August 1, 1997



Forum Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information supplements the Prospectus dated August 1, 1997 offering shares of Payson Value Fund and Payson Balanced Fund (collectively the "Funds" and individually a "Fund") and should be read only in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Trust's Distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101.


TABLE OF CONTENTS
                                                             Page
                                                             ----

          1.   Investment Policies  . . . . . . . . .
          2.   Investment Limitations . . . . . . . .
          3.   Performance Data . . . . . . . . . . .
          4.   Management . . . . . . . . . . . . . .
          5.   Determination of Net Asset Value . . .
          6.   Portfolio Transactions . . . . . . . .
          7.   Additional Purchase and  . . . . . . .
                 Redemption Information . . . . . . .
          8.   Taxation . . . . . . . . . . . . . . .
          9.   Other Information  . . . . . . . . . .

                 Appendix A - Description of Securities Ratings

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.  INVESTMENT POLICIES

RATINGS AS INVESTMENT CRITERIA


Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to bonds and other securities by several NRSROs is included in Appendix A to this Statement of Additional Information. The Funds may use these ratings to determine whether to purchase, sell or hold a security. However, ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it has been purchased by a Fund, H.M. Payson & Co. (the "Advisor"), the Funds' investment advisor, will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

Each Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality) if the Advisor determines that retaining such security is in the best interests of the Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements delayed beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no dividends or interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.


The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the

Advisor were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices inferior to the current market values.


When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.



Each Fund will establish and maintain with its custodian a separate account with cash, U.S. Government Securities (as defined in the Prospectus) and other liquid assets in an amount at least equal to its commitments to purchase securities on a when-issued or forward commitment basis.


ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements maturing in more than seven days.


The Trust's Board of Trustees ("Board") has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board. The Advisor takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The Advisor monitors the liquidity of the securities in each Fund's portfolio and reports periodically on such decisions to the Board.


CONVERTIBLE SECURITIES

The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

TEMPORARY DEFENSIVE POSITION.

When a Fund assumes a temporary defensive position it may invest without limit in (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the Advisor to be of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) money market mutual funds.


SECURITIES OF INVESTMENT COMPANIES


The Funds may invest in the securities of other investment companies within the limits proscribed by the 1940 Act. Under normal circumstances, each Fund intends to invest less than 5% of the value of its net assets in the securities of other investment companies. In addition to the Fund's expenses (including the various fees), as a shareholder in another investment company, a Fund would bear its pro rata portion of the other investment company's expenses (including fees).

FUTURES CONTRACTS AND OPTIONS

Each Fund may in the future seek to hedge against a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. Payson Value Fund may buy or sell stock index futures contracts, such as contracts on the S&P 500 stock index, and Payson Balanced Fund may buy and sell bond index futures contracts. In addition, both Funds may buy or sell futures contracts on Treasury bills, Treasury bonds and other financial instruments. The Funds may write covered options and buy options on the futures contracts in which they may invest.


In addition, the Funds may write (sell) covered put and call options and may buy put and call options on debt securities and bond indices. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security, currency or futures contract or maintains cash, U.S. Government Securities or other liquid assets in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option.


The Funds' use of options and futures contracts would subject the Funds to certain investment risks and transaction costs to which they might not otherwise be subject. These risks include: (1) dependence on the Advisor's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options, futures contracts or related options and movements in the price of the securities hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Funds invest; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time; and (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund.


Neither Fund will hedge more than 30% of its total assets by selling futures contracts, buying put options and writing call options. In addition, neither Fund will buy futures contracts or write put options whose underlying value exceeds 10% of the Fund's total assets and will not purchase call options if the value of purchased call options would exceed 5% of the Fund's total assets. A Fund will not enter into futures contracts and options thereon if immediately thereafter more than 5% of the value of the Fund's total assets would be invested in these options or committed to margin on futures contracts.


A Fund will only invest in futures and options contracts after providing notice to its shareholders and filing a notice of eligibility (if required) and otherwise complying with the requirements of the Commodity Futures Trading Commission ("CFTC"). The CFTC's rules provide that the Funds are permitted to purchase such futures or options contracts only (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by a Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, accrued profit on the contract held with a futures commission merchant and cash proceeds from existing Fund investments due in 30 days; and (2) subject to certain other limitations.

2.  INVESTMENT LIMITATIONS


The Funds have adopted the following fundamental investment limitations which are in addition to those contained in the Funds' Prospectus and which may not be changed without shareholder approval. Neither Fund may:


           (1) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).

          (2) Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.


          (3) With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer, or (b) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.


          (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

          (5) Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

          (6) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

          (7) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

          (8) Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 ("1940 Act") and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

          (9) Invest in interests in oil or gas or interests in other mineral exploration or development programs.

Each Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. Neither Fund may:


          (a) Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

          (b) Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

          (c) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

          (d) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the Fund's total assets would be so invested.

          (e) Invest in or hold securities of any issuer if officers and Trustees of the Trust or the Advisor, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.


          (f) Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

          (g) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than (i) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("Restricted Securities") or (ii) 10% of the Fund's total assets would be invested in Restricted Securities.

          (h) Invest in oil, gas or other mineral exploration or development programs, or leases, provided that the Fund may invest in securities issued by companies engaged in such activities.

          (i) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)

          (j) Invest in warrants if (i) more than 5% of the value of the Fund's net assets will be invested in warrants (valued at the lower of cost or market) or (ii) more than 2% of the value of the Fund's net assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. For purpose of this limitation, warrants acquired by the Fund in units or attached to securities are deemed to have no value.

Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

3.  PERFORMANCE DATA

The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. A Fund's net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.


Total return information for the Funds as of March 31, 1997, is set forth in the following table:



                           Total Return      Total Return     Total Return Since
                           1 Year            5 Year           Inception*
                           ------            ------           ----------

    PAYSON VALUE FUND       13.01%            N/A              14.77%

    PAYSON BALANCED FUND    9.42%             11.69%           11.52%



*Payson Value Fund commenced operations on July 31, 1992. Payson Balanced Fund commenced operations on November 25, 1991.



In advertising performance, the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Lipper Analytical

Services, Inc., IBC/Donoghue, Inc., CDC/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). In addition, a Fund may compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. A Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.


YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to bonds purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds purchased at a discount by adding a portion of the discount to daily income. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.


Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Processing Organizations (as defined in the Prospectus) may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of each Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each of the Funds may advertise total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

                     n
               P(1+T)   = ERV

    Where:

               P = a hypothetical initial payment of $1,000;
               T = average annual total return;
               n = number of years; and
               ERV = ending redeemable value.

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

          Period total return is calculated according to the following formula:

               PT = (ERV/P-1)

          Where:

               PT = period total return.
                      The other definitions are the same as in average annual total return above.

4.  MANAGEMENT

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.


The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.



John Y. Keffer,* Chairman and President (age 54)



          President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, LLC (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator and for which Forum Financial Services, Inc. serves as distributor. His address is Two Portland Square, Portland, Maine 04101.



Costas Azariadis, Trustee (age 53)



          Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.



James C. Cheng, Trustee (age 54)



          President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.



J. Michael Parish, Trustee (age 53)

          Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.



Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary (age
41)



          Managing Director at Forum Financial Services, Inc. since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.



Robert Campbell, Treasurer (age 36)



          Director of Fund Accounting, Forum Financial Corp., with which he has been associated since April 1997. Prior thereto, Mr. Campbell was the Vice President of Domestic Operations for State Street Fund Services in Toronto, Ontario, and prior to that, Mr. Cambell served as Assistant Vice President/Fund Manager of Mutual Fund, State Street Bank & Trust in Boston, Massachusetts. Mr. Campbell is also treasurer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.



David I. Goldstein, Secretary (age 35)



          Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.



Max Berueffy, Assistant Secretary (age 44)



          Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Cheryl O. Tumlin, Assistant Secretary (age 31)



          Assistant Counsel, Forum Financial Services, Inc., with which she has been associated since July 1996. Prior thereto, Ms. Tumlin was on the staff of the U.S. Securities and Exchange Commission as an attorney in the Division of Market Regulation and prior thereto Ms. Tumlin was an associate with the law firm of Robinson Silverman Pearce Aronsohn & Berman in New York, New York. Ms. Tumlin is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.



M. Paige Turney, Assistant Secretary (age 28).



          Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1995. Ms. Turney was employed from 1992 as a Senior Fund Accountant with First Data Corporation in Boston, Massachusetts. Ms. Turney is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Prior thereto she was a student at Montana State University Her address is Two Portland Square, Portland, Maine 04101.



TRUSTEE COMPENSATION. Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of the Trust and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.



The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the fiscal year ended March 31, 1997.




                                            Accrued        Annual
                          Aggregate        Pension         Benefits Upon      Total
          Trustee         Compensation     Benefits        Retirement      Compensation
          --------        ------------     ---------       ----------      ------------
          Mr. Keffer           None          None           None             None
          Mr. Azariadis       $4,000         None           None             $4,000
          Mr. Cheng           $4,000         None           None             $4,000
          Mr. Parish          $4,000         None           None             $4,000


ADVISOR


Pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"), the Advisor furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund, pursuant to an investment advisory agreement between the Advisor and the Trust (the "Advisory Agreement"). The Advisory Agreement provides, with respect to each Fund, for an initial term of two years from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or, with respect to either Fund, by vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.


The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Advisor on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to each Fund, the Advisor shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Advisor's duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement. In addition, under the Advisory Agreement, if the Advisor ceases to act as a Fund's investment advisor, or in the event the Advisor so requests in writing, the Trust will change a Fund's name so as not to include the word "Payson." The Advisory Agreement provides that the Advisor may render services to others.

For its services under the Investment Advisory Agreement, H.M. Payson & Co. receives with respect to each Fund a fee at an annual rate of 0.80% and 0.60% of the average daily net assets of Payson Value Fund and Payson Balanced Fund, respectively. Fees payable under the Advisory Agreement with respect to each Fund are outlined in the following tables:

PAYSON VALUE FUND


 FISCAL YEAR ENDED
 MARCH 31            GROSS FEE           WAIVED FEE          NET FEE
 --------            ---------           ----------          --------
 1997                $92,360             $0                  $92,360
 1996                $71,662             $0                  $71,662
 1995                $51,285             $0                  $51,285

PAYSON BALANCED FUND


 FISCAL YEAR ENDED
 MARCH 31            GROSS FEE           WAIVED FEE          NET FEE
 --------            ---------           ----------          --------
 1997                $107,243            $0                  $107,243
 1996                 $95,588            $0                   $95,588
 1995                 $75,058            $0                   $75,058


In addition to receiving its advisory fee from the Funds, the Advisor may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Fund. In some instances the Advisor may elect to credit against any investment management fee received from a client who is also a shareholder in a Fund an amount equal to all or a portion of the fees received by the Advisor or any affiliate of the Advisor from a Fund with respect to the client's assets invested in that Fund.

ADMINISTRATOR


Pursuant to an Administration Agreement approved by the Board of Trustees on June 19, 1997, Forum Administrative Services, LLC ("FAS") supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent, fund accountant and custodian and arranging for maintenance of books and records of the Trust). FAS also provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAS, the Advisor or their respective affiliates. In addition, under the Agreement, FAS is directly responsible for managing the Trust's regulatory and legal compliance and overseeing the preparation of its registration statement. Prior to June 19, 1997, administrative services were provided to the Fund pursuant to a Management and Distribution Agreement between the Trust and FFSI.

For its services under the Management and Distribution Agreement, FFSI received with respect to each Fund a fee at an annual rate of 0.20% of the average daily net assets of the Fund. Fees payable under the Management and Distribution Agreement with respect to each Fund are set forth in the following tables:


PAYSON VALUE FUND


 FISCAL YEAR ENDED
 MARCH 31            GROSS FEE           WAIVED FEE          NET FEE
 --------            ---------           ----------          -------
 1997                $23,090             $23,090             $0
 1996                $17,916             $17,916             $0
 1995                $12,821             $12,821             $0



PAYSON BALANCED FUND


 FISCAL YEAR ENDED
 MARCH 31            GROSS FEE           WAIVED FEE          NET FEE
 --------            ---------           ----------          -------
 1997                $35,748             $35,748             $0
 1996                $31,863             $31,863             $0

 1995                $25,019             $25,019             $0






Subject to the obligations of FAS to reimburse the Trust for its excess expenses as described in the Prospectus, the Trust has confirmed its obligation to pay all of its other expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; costs of reproduction, stationery and supplies; compensation of directors, officers and employees of the Trust and costs of other personnel performing services for the Trust who are not officers of the Advisor, FAS or their respective affiliates; costs of corporate meetings; SEC registration fees and related expenses; costs incurred pursuant to state securities laws; fees payable to the Advisor under the Advisory Agreement and to FAS under the Administration and all other fees and expenses paid by the Trust under the Distribution Plan.


DISTRIBUTION


FFSI acts as distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust approved by the Board of Trustees on June 19, 1997 (the "Distribution Agreement"). The Distribution Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the agreement or interested persons of any such party and do not have any direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party to the agreement on 60 days' written notice to the Trust. The Distribution Agreement also provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.



Pursuant to the Distribution Agreement, FFSI receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of each Fund's shares.





DISTRIBUTION PLAN


In accordance with Rule 12b-1 under the 1940 Act, the Trust adopted a distribution plan (the "Plan") which provides that all written agreements relating to the Plan must be in a form satisfactory to the Board. In addition, the Plan requires the Trust, the Advisor and FFSI to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Trust, the Advisor and FFSI pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of directors who are not interested persons of the Trust and who have no direct or indirect interest in the operation of the Plan or in any agreement related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board or, with respect to either Fund, by the Fund's shareholders.


During the fiscal year ended March 31, 1997, neither Fund paid any distribution related expenses pursuant to the Distribution Plan.


TRANSFER AGENT

Forum Financial Corp. (the "Transfer Agent") acts as transfer agent of the Trust pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provides, with respect to each Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the agreement is specifically approved at least annually by the Board or, with respect to either Fund, by a vote of the shareholders of that Fund, and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.


Among the responsibilities of the Transfer Agent as agent for the Trust are:
(1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.


The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Funds. The Transfer Agent, FFSI or sub-transfer agents or processing agents retained by the Transfer Agent may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of the Transfer Agent or Forum.



For its services under the Transfer Agency Agreement, the Transfer Agent receives, with respect to each Series: (i) a fee at an annual rate of 0.25 percent of the average daily net assets of the Series and (ii) a fee of $12,000 per year; such amounts to be computed and paid monthly in arrears by the Fund; and (iii) Annual Shareholder Account Fees of $18.00 per shareholder account; such fees to be computed as of the last business day of the prior month. Fees payable under the Transfer Agent Agreement with respect to each Fund are set forth in the following tables:


PAYSON VALUE FUND

 FISCAL YEAR ENDED
 MARCH 31            GROSS FEE           WAIVED FEE          NET FEE
 --------            ----------          ----------          -------

 1997                $45,916             $27,131             $18,785
 1996                $38,519             $21,273             $17,246
 1995                $16,027              $3,820             $12,207


PAYSON BALANCED FUND

 FISCAL YEAR ENDED
 MARCH 31            GROSS FEE           WAIVED FEE          NET FEE
 --------            ----------          -----------         -------

 1997                $63,723             $42,011             $21,712
 1996                $58,767             $37,798             $20,969
 1995                $31,274             $19,059             $12,215



Pursuant to a Fund Accounting Agreement, the Transfer Agent also provides the Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Fund's portfolio transactions and positions. Fees payable under the Fund Accounting Agreement with respect to fund accounting services for the Fund are set forth in the following table:

PAYSON VALUE FUND


 FISCAL YEAR ENDED
 MARCH 31            GROSS FEE           WAIVED FEE          NET FEE
 --------            ----------          -----------         -------

 1997                $36,000             $0                  $36,000
 1996                $37,000             $0                  $37,000
 1995                $36,000             $0                  $36,000


PAYSON BALANCED FUND


 FISCAL YEAR ENDED
 MARCH 31            GROSS FEE           WAIVED FEE          NET FEE
 --------            ----------          -----------         -------

 1997                $37,000             $0                  $37,000
 1996                $38,000             $0                  $38,000
 1995                $36,000             $0                  $36,000


5.  DETERMINATION OF NET ASSET VALUE


The Trust determines the net asset value of the Funds on each Fund Business Day as defined in the Prospectus. The Trust does not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order.


6.  PORTFOLIO TRANSACTIONS


Purchases and sales of debt securities for Payson Balanced Fund usually are principal transactions. Debt securities for that Fund are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.



Payson Value Fund and Payson Balanced Fund (with respect to purchases of equity securities) will effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund. For the fiscal years ended March 31, 1997, 1996, and 1995, the aggregate brokerage commissions paid by Payson Value Fund were $17,303, $27,008 and $15,276, respectively. For the fiscal years ended March 31, 1997, 1996, and 1995, the aggregate brokerage commissions paid by Payson Balanced Fund were $37,474, $36,756 and $27,143, respectively. For the fiscal year ended March 31, 1997, $600, or 1.6% of aggregate brokerage commissions paid, was paid to H.M. Payson an affiliated broker and 0.18% of the total dollar amount of transactions involving payment of commission was effected through an affiliated broker.


A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Advisor takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Advisor may also take into account payments made by brokers effecting transactions for a Fund (i) to the Fund or
(ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Advisor may give consideration to research and investment analysis services furnished by brokers or dealers to the Advisor for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Advisor's own internal research and investment strategy capabilities. The Advisor may use the research and analysis in connection with services to clients other than the Fund, and the Advisor's fee is not reduced by reason of the Advisor's receipt of the research services.

Investment decisions for the Funds will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisor or its affiliates. If, however, a Fund and other investment companies or accounts managed by the Advisor are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies and accounts managed by the Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


In the future the Funds, consistent with the policy of obtaining best net results, may conduct brokerage transactions through the Advisor's affiliates, affiliates of those persons or FFSI. If a Fund anticipates conducting brokerage transactions through these persons, the Board will adopt procedures in conformity with applicable rules under the 1940 Act to ensure that all brokerage commissions paid to these persons are reasonable and fair.

7.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Shares of each Fund are sold on a continuous basis by FFSI.



Set forth below is an example of the method of computing the offering price of each Fund's shares. The example assumes a purchase of shares of beneficial interest aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectuses at a price based on the net asset value per share of each Fund on March 31, 1997.



                                       Payson        Payson
                                       Value         Balanced
                                       Fund          Fund
                                       ------        -----

Net Asset Value Per Share              $16.10         $13.20

Sales Charge, 4.00% of offering
price (4.17% of net asset value
per share)                              $0.67         $0.55

Offering to Public                     $16.77        $13.75


In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily, from time to time, to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus.


The Trust has filed an election with the SEC pursuant to which a Fund will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.


EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Funds to exchange their shares for shares of any other fund of the Trust or shares of certain other portfolios of investment companies which retain

FAS or FFSI or its affiliates administrator or distributor and which participate in the Trust's exchange privilege program ("Participating Fund"). For Federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.


By use of the exchange privilege, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself to either be, or to have the authority to act on behalf of, the investor and believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding. Proceeds of an exchange transaction may be invested in another Participating Fund in the name of the shareholder.


Exchange transactions will be made on the basis of relative net asset values per share at the time of the exchange transaction plus any sales charge applicable to the Participating Fund whose shares are being acquired. Shares of any Participating Fund may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund that are offered without a sales charge. Shares of any Participating Fund purchased with a sales charge may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund otherwise sold with the same or a lesser sales charge. If the Participating Fund purchased in the exchange transaction imposes a higher sales charge than was paid originally on the exchanged shares, the shareholder will be responsible for the difference between the two sales charges. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.


The terms of the exchange privilege are subject to change, and the privilege may be terminated by any of the Participating Funds or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without reasonable advance notice to shareholders.

PAYROLL PURCHASE PROGRAM

Shares of the Funds may be purchased by employees of employers participating in the Payroll Purchase Program ("PPP"). Employers wishing to participate must arrange payroll deduction or other bulk transmission of investments to the Funds. An employer may not participate unless, at all times, at least five of the employer's employees are participating in this program.

Once an employer chooses to participate in PPP through a payroll deduction or other bulk purchase plan, subsequent investments will be automatic and will continue until such time as the investor notifies the applicable Fund and his employer to discontinue further investments. Due to the varying procedures to prepare, process and forward the transmission to the Fund, there may be a delay between the time of the deduction and the time the money reaches the Fund. An investment in the Fund will be made at the applicable offering price determined on the day that both the check and the payroll deduction data are received in required form by the Transfer Agent.

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT


The Funds offer an individual retirement plan (an "IRA") for individuals who wish to use shares of the Funds as a medium for funding individual retirement savings. Under the IRA, distributions of net investment income and capital gain will be automatically reinvested in the IRA established for the investor. The Funds' custodian furnishes custodial services to the IRAs for a service fee. Shareholders wishing to invest through an IRA should contact the Transfer Agent for further details and information.


8.  TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by a Fund and assume that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

Payson Value Fund expects to derive a substantial amount of its gross income (exclusive of capital gain) from dividends. Accordingly, that portion of that Fund's dividends so derived will qualify for the dividends-received deduction for corporations. Payson Balanced Fund expects to derive substantially all of its gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that most of that Fund's dividends or distributions will not qualify for the dividends-received deduction for corporations.

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" from the application of section 1256.

With respect to equity or over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the respective Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.


In addition, the use of certain hedging strategies such as writing and purchasing options, futures contracts and options on futures contracts involves complex rules that will determine for income tax purposes the character and timing of recognition of income received in connection therewith.


9.  OTHER INFORMATION

CUSTODIAN

Pursuant to a Custodian Agreement, The First National Bank of Boston, 100 Federal Street, Boston, MA 02106, acts as the custodian of the Funds' assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on Fund investments.

COUNSEL


Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, 1200 G Street, N.W., Washington, D.C. 20005


AUDITORS


Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, 02110, independent auditors, act as auditors for the Trust.


THE TRUST AND ITS SHARES

The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series.

Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when required by Federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.



As of July 8, 1997, the officers and Directors of the Trust as a group owned less than 1% of the outstanding shares of each Fund. Also as of that date, the shareholders listed below owned or owned of record more than 5% of either Fund. From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

PAYSON VALUE FUND



                                                              PERCENTAGE OF
                                                              FUND
     SHAREHOLDER                                              SHARES OWNED
     -----------                                              ------------
     Payse & Co.
     c/o H.M. Payson & Co.
     P.O. Box 31
     Portland, ME 04112                                       20.50%

     Ala & Co.
     c/o H.M. Payson & Co.
     P.O. Box 31
     Portland, ME 04112                                       16.72%


PAYSON BALANCED FUND

                                                              PERCENTAGE OF
                                                              FUND
     SHAREHOLDER                                              SHARES OWNED
     -----------                                              ------------

     Ala & Co.
     c/o H.M. Payson & Co.
     P.O. Box 31
     Portland, ME 04112                                       17.75%

     Payse & Co.
     c/o H.M. Payson & Co.
     P.O. Box 31
     Portland, ME 04112                                       15.38%


FINANCIAL STATEMENTS


The financial statements of Payson Balanced Fund for the year ended March 31, 1997, which are included in the Annual Report to Shareholders of the Trust and delivered along with this Statement of Additional Information, are incorporated herein by reference.

                                PAYSON VALUE FUND
                              PAYSON BALANCED FUND

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


1.   CORPORATE BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated CC typically are debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated D are in payment default or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rated F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

2.   PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

3.   SHORT-TERM DEBT (COMMERCIAL PAPER)

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2, both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              --  Leading market positions in well-established industries.
              --  High rates of return on funds employed.
              -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
              -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
              -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1.  Issues assigned this rating reflect an assurance of timely payment only
slightly less in degree than issues rated   F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.


D.   Issues assigned this rating are in actual or imminent payment default.

                              AUSTIN GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

Investment Advisor:                         Account Information and
    Austin Investment Management, Inc.           Shareholder Servicing:
    375 Park Avenue, Suite 2102             Forum Financial Corp.
    New York, New York 10152           ------    Two Portland Square
    (212) 888-9292                          Portland, Maine  04101
                                            207-879-0001


                         STATEMENT OF ADDITIONAL INFORMATION

                                    August 1, 1997

Forum Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information ("SAI")supplements the Prospectus dated August 1, 1997 offering shares of the Austin Global Equity Fund (the "Fund") and should be read only in conjunction with the Prospectus, a copy of which may be obtained by without charge by contacting shareholder servicing at the address listed above.



                                  TABLE OF CONTENTS
                                                                Page
                                                                ----

    1.   Investment Policies
           and Limitations. . . . . . . . . . . . . . . . .
    2.   Performance Data . . . . . . . . . . . . . . . . .
    3.   Management . . . . . . . . . . . . . . . . . . . .
    4.   Determination of Net Asset Value . . . . . . . . .
    5.   Portfolio Transactions . . . . . . . . . . . . . .
    6.   Custodian. . . . . . . . . . . . . . . . . . . . .
    7.   Additional Purchase and
           Redemption Information . . . . . . . . . . . . .
    8.   Tax Matters. . . . . . . . . . . . . . . . . . . .
    9.   Other Matters. . . . . . . . . . . . . . . . . . .

    Appendix A - Description of Securities Ratings


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                       1.  INVESTMENT POLICIES AND LIMITATIONS


The Fund's investment adviser, Austin Investment Management, Inc. (the "Adviser"), in determining the composition of the Fund's portfolio, seeks to distribute investments among various countries, including the United States, and various geographic regions. In making investment decisions, the Adviser considers many factors, including: prospects for economic growth among the various countries; relative amounts of capital invested in foreign countries; expected levels of inflation; government policies influencing business conditions; outlooks for relative currency exchange rates in the future; and the range of investment opportunities available.


INVESTMENT IN FOREIGN SECURITIES

The Fund invests primarily in issuers based in the United States, Europe, Japan and the Pacific Basin. The European and Pacific Basin countries in which issuers will be based are primarily those of Western Europe, such as the United Kingdom, Germany, France, Italy and the Scandinavian countries, and South Korea, Australia and New Zealand.


Foreign securities are generally purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States, and securities of foreign companies may be less liquid and more volatile than securities of comparable United States companies. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Foreign countries may place limitations on the removal of funds or other assets of the Fund, and diplomatic developments could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, self-sufficiency of natural resources and balance of payments position.


The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for the shareholder's proportionate share of foreign taxes paid by the Fund. (See "Tax Matters.")

Although the Fund values its assets daily in terms of U.S. dollars, it will not normally convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Investors should understand that the expense ratio of the Fund can be expected to be higher than that of other investment companies investing solely in domestic securities due to, among other things, the greater cost of maintaining the custody of foreign securities and higher transaction charges, such as stamp duties and turnover taxes that may be associated with the purchase and sale of portfolio securities.

RATINGS AS INVESTMENT CRITERIA

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to corporate bonds, including convertible securities by Moody's and S&P is included in Appendix A to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

WARRANTS

The Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security.

FOREIGN CURRENCY TRANSACTIONS

Investments in foreign companies will usually involve currencies of foreign countries. In addition, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. Accordingly, the value of the assets of the Fund as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Fund. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

The Fund may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, the Fund may enter into forward currency contracts in connection with existing portfolio positions. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Adviser does not intend to enter into forward contracts on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to such contracts or the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

At or before the settlement of a forward currency contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Fund into the currency.
The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global, around-the-clock market.


When required by applicable regulatory guidelines, the Fund will set aside cash, U.S. Government Securities (as defined in the Prospectus) or other liquid assets in a segregated account with its custodian in the prescribed amount.


HEDGING STRATEGIES


As discussed in the Prospectus, the Adviser may engage in certain options and futures strategies to attempt to hedge the Fund's portfolio. The instruments in which the Fund may invest include (i) options on securities, stock indexes and foreign currencies, (ii) stock index and foreign currency futures contracts ("futures contracts"), and (iii) options on futures contracts. Use of these instruments is subject to regulation by the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which options and futures are traded, and the Commodities Futures Trading Commission (the "CFTC").


The various strategies referred to herein and in the Fund's Prospectus are intended to illustrate the type of strategies that are available to, and may be used by, the Adviser in managing the Fund's portfolio. No assurance can be given, however, that any strategies will succeed.


The Fund will not use leverage in its hedging strategies. In the case of transactions entered into as a hedge, the Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. The Fund will not enter into a hedging strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position or (2) cash, U.S. Government Securities or other liquid assets with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Fund will set aside cash, U.S. Government Securities or other liquid assets in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


The Fund is subject to the following restrictions in its use of options and futures contracts. The Fund will not (i) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged through the use of options or futures contracts,
(ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets, or (iii) purchase call options if, as a result, the current value of options premiums for options purchased would exceed 5% of the Fund's total assets.

OPTIONS STRATEGIES

The Fund may purchase put and call options written by others and write (sell) put and call options covering specified securities, stock index-related amounts or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency or security. The Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities.

The Fund may purchase call options on equity securities that the Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.


The Fund may write covered call options. The Fund may write call options when the Adviser believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs. The Fund may write covered put options only to effect closing transactions.

The Fund may purchase and write put and call options on stock indices in much the same manner as the equity security options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities which are being hedged. Stock index options are settled exclusively in cash.


FOREIGN CURRENCY OPTIONS AND RELATED RISKS

The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Options Strategies" above and "Foreign Currency Forward Transactions" which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING

The Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

    (1) The successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of a stock index option, fluctuations in the market sector represented by the index.

    (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

    (3) A position in an exchange-listed option may be closed out only on an exchange which provides a market for identical options. Most exchange-listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, the Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by the Fund may result in material losses to the Fund.

    (4) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

FUTURES STRATEGIES

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, securities or currencies as called for in the contract at a specified future date and at a specified price. For stock index futures contracts, delivery is of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the time of the contract and the close of trading of the contract.

The Fund may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of the Fund's securities. To the extent that the Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. These purchases would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in the future.

The Fund may purchase call options on a stock index future as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual stock, in that it can be used as a temporary substitute for a position in the stock itself. The Fund may purchase a call option on a stock index future to hedge against a market advance in stocks which the Fund planned to acquire at a future date. The Fund may also purchase put options on stock index futures contracts. These purchases are analogous to the purchase of protective puts on individual stocks, where a level of protection is sought below which no additional economic loss would be incurred by the Fund. The Fund may write covered call options on stock index futures contracts as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. This is analogous to writing covered call options on securities.

The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. The Fund may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Fund against such increase. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING

No price is paid upon entering into futures contracts; rather, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Government Securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies.
When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.


Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts on broad-based stock indices can currently be entered into with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange, the Value Line Composite Stock Index on the Kansas City Board of Trade and the Major Market Index of the Chicago Board of Trade.


Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of
positions.   In such event, it may not be possible for the Fund to close a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. In addition:

    (1) Successful use by the Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.


    (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged securities or currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying securities or currencies which causes this situation to occur. As a result, a correct forecast of general market trends still may not result in successful hedging through the use of futures contracts over the short term.


    (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

    (4) Like other options, options on futures contracts have a limited life. The Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

    (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

    (6) The Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

    (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Fund may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

COMMODITY FUTURES CONTRACTS AND COMMODITY OPTIONS

The Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. The Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section
4.5 of the rules of the CFTC. Under that section the Fund would be permitted to purchase such futures or options contracts only for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in addition, with respect to positions in commodity futures and option contracts not for bona fide hedging purposes, the Fund represents that the aggregate initial margin and premiums required to establish these positions (subject to certain exclusions) will not exceed 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and losses on any such contract the Fund has entered into.

REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York ("primary dealers") or one of the largest 100 commercial banks in the United States.


Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When the Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Fund will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.

To the extent the Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the current market values.


When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. The Fund will establish and maintain with its custodian a separate account with cash, U.S. Government Securities or other liquid assets in an amount at least equal to such commitments. No when-issued or forward commitments will be made by the Fund if, as a result, more than 10% of the value of the Fund's total assets would be committed to such transactions.


INVESTMENT COMPANY SECURITIES


In connection with managing its cash positions, the Fund may invest in the securities of other investment companies that are money market funds within the limits proscribed by the Investment Company Act of 1940 ("1940 Act"). The Fund may invest up to 10% of the value of its net assets in the securities of money market funds. In addition to the Fund's expenses (including the various fees), as a shareholder in another investment company, a Fund would bear its pro rata portion of the other investment company's expenses (including fees).


TEMPORARY DEFENSIVE POSITION

The cash or cash equivalents in which the Fund may invest include (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that are members of the Federal Deposit Insurance Corporation and whose short term ratings are rated in one of the two highest rating categories by S&P or Moody's or, if not rated by those agencies, determined by the Adviser to be of comparable quality, (iii) commercial paper of prime quality rated A-2 or higher by S&P or Prime-2 or higher by Moody's or, if not rated by those agencies, determined by the Adviser to be of comparable quality, and (iv) repurchase agreements covering any of the securities in which the Fund may invest directly.

FUNDAMENTAL POLICIES

Those policies of the Fund which are deemed to be fundamental may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities, as defined in the Investment Company Act, means the lesser of: (i) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which are in addition to those contained in the Fund's Prospectus and which may not be changed without shareholder approval. The Fund may not:

    (1) Borrow money, except that the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets.

    (2) Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.


    (3) With respect to 75% of the value of its total assets, purchase securities, other than U.S. Government Securities, of any one issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer, or (b) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.


    (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

    (5) Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of debt securities which are otherwise permissible investments.

    (6) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

    (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

    (8) Issue senior securities, except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Trust's Board of Trustees (the "Board of Trustees") without shareholder approval. The Fund:


    (a) May borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made; provided that any such temporary or emergency borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

    (b) May not pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

    (c) May not invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

    (d) May not purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

    (e) May not invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the Fund's total assets would be so invested.


    (f) May not invest in or hold securities of any issuer if to the Fund's knowledge officers and Trustees of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.


    (g) May not purchase securities for investment while any borrowing equaling 5% or more of the Fund's total assets is outstanding or borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), in an amount exceeding 5% of the value of the Fund's total assets.

    (h) May not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than (i) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("Restricted Securities") or (ii) 10% of the Fund's total assets would be invested in Restricted Securities.

    (i) May not invest in interests in oil or gas or interests in other mineral exploration or development programs.

Except as required by the 1940 Act, whenever an amended or restated investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset. Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies or limitations.

                                 2.  PERFORMANCE DATA

The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's net asset value, yield and total return will fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.


For the period beginning December 8, 1993 (the commencement of public operations) to March 31, 1997, the Fund's average annual total return was 11.19%. For its most recent fiscal year, the Fund's total return was 5.38%. This figure represents total return, which is not annualized, for the nine month period June 30, 1996 through March 31, 1997. For the twelve month period ended March 31, 1997, the Fund's total return was 8.51%.


In performance advertising each Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). Each Fund may also compare any of its performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates. In addition, the Funds may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

TOTAL RETURN CALCULATIONS

The Fund may advertise total return. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

          n
    P(1+T)  = ERV; where:

         P = a hypothetical initial payment of $1,000;
         T = average annual total return;
         n = number of years; and
         ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Period total return is calculated according to the following formula:

    PT = (ERV/P-1); where:

         PT = period total return;
         The other definitions are the same as in average annual total return above.

                                    3.  MANAGEMENT

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President (age 54)


    President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, LLC (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator and for which Forum Financial Services, Inc. serves as distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 53)

    Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 54)

    President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 53)

    Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary (age
41)

    Managing Director at Forum Financial Services, Inc. since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

Robert Campbell, Treasurer (age 36)

    Director of Fund Accounting, Forum Financial Corp., with which he has been associated since April 1997. Prior thereto, Mr. Campbell was the Vice President of Domestic Operations for State Street Fund Services in Toronto, Ontario, and prior to that, Mr. Cambell served as Assistant Vice President/Fund Manager of Mutual Fund, State Street Bank & Trust in Boston, Massachusetts. Mr. Campbell is also treasurer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary (age 35)

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Assistant Secretary (age 44)

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Cheryl O. Tumlin, Assistant Secretary (age 31)

    Assistant Counsel, Forum Financial Services, Inc., with which she has been associated since July 1996. Prior thereto, Ms. Tumlin was on the staff of the U.S. Securities and Exchange Commission as an attorney in the Division of Market Regulation and prior thereto Ms. Tumlin was an associate with the law firm of Robinson Silverman Pearce Aronsohn & Berman in New York, New York. Ms. Tumlin is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

M. Paige Turney, Assistant Secretary (age 28).

    Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1995. Ms. Turney was employed from 1992 as a Senior Fund Accountant with First Data Corporation in Boston, Massachusetts. Ms. Turney is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Prior thereto she was a student at Montana State University Her address is Two Portland Square, Portland, Maine 04101.

TRUSTEE COMPENSATION. Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of the Trust and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.

The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the fiscal year ended March 31, 1997.

                                  Accrued           Annual
                   Aggregate      Pension        Benefits Upon     Total
    Trustee        Compensation   Benefits         Retirement   Compensation
    -------        ------------   --------         ----------   ------------
    Mr. Keffer         None         None             None           None
    Mr. Azariadis     $4,000        None             None          $4,000
    Mr. Cheng         $4,000        None             None          $4,000
    Mr. Parish        $4,000        None             None          $4,000


THE INVESTMENT ADVISER


Pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"), the Fund's investment adviser, Austin Investment Management, Inc. (the "Adviser") furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Advisory Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that the Adviser may render services to others. In addition to receiving its advisory fee from the Fund of 1.5% of the Fund's average daily net assets, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Fund with respect to the client's assets invested in the Fund.


The Adviser has agreed to reimburse the Trust for certain of the Fund's operating expenses which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Trust may elect not to qualify its shares for sale in every state. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser monthly. Subject to the obligations of the Adviser to reimburse the Trust for its excess expenses, the Trust has, under the Advisory Agreement, confirmed its obligation to pay all its other expenses. The Fund believes that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of the Fund's average net asset, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the fiscal years ended March 31, 1997, and June 30, 1996 and 1995, the fees payable under the Advisory Agreement were $118,156, $142,592 and $123,067, respectively; $69,562, $71,022 and $56,735 of which, respectively, were waived by the Adviser.

ADMINISTRATION

Pursuant to an Administration Agreement approved by the Board of Trustees on June 19, 1997, Forum Administrative Services, LLC ("FAS") supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent, fund accountant and custodian and arranging for maintenance of books and records of the Trust). FAS also provides persons satisfactory to the Board of Trustees to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAS, the Adviser or their respective affiliates. In addition, under the Agreement, FAS is directly responsible for managing the Trust's regulatory and legal compliance and overseeing the preparation of its registration statement.

Until May 31, 1994, Stone Bridge Trust Company ("SBTC"), as administrator, and Forum Financial Services, Inc. ("FFSI"), as sub-administrator, supervised the overall management of the Fund, which was then a series of The Stone Bridge Funds, Inc., a registered management investment company (the "Company"), including the administrative duties described above, pursuant to a Co-Administration Agreement and a Distribution and Administration Agreement, respectively. Effective June 1, 1994, the Company entered into an Administration and Distribution Agreement with FFSI under which FFSI provided the administration and distribution services it has provided since the Fund's inception and assumed the administrative responsibilities formerly performed by SBTC. As of November 25, 1996, administrative services were provided to the Fund pursuant to a Management and Distribution Agreement between the Trust and FFSI. Effective June 19, 1997, administrative services are provided by FAS under the current Administration Agreement with the Trust.

For the fiscal years ending March 31, 1997 and June 30, 1996 and 1995, the fees under the former Administration and Distribution Agreement and the Management and Distribution Agreement were $19,693, $23,765 and $23,558, respectively.

DISTRIBUTION

FFSI acts as distributor of the Fund's shares pursuant to a Distribution Agreement approved by the Board of Trustees on June 19, 1997. The Distribution Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the agreement or interested persons of any such party and do not have any direct or indirect financial interest in the agreement.

The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party to the agreement on 60 days' written notice to the Trust. The agreement also provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

In accordance with Rule 12b-1 adopted by the Securities and Exchange Commission, the Trust has adopted a distribution plan ("Plan"), which provides that all written agreements relating to the Plan must be in a form satisfactory to the Board of Trustees. In addition, the Plan requires the Trust and FFSI to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by FFSI pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust and who have no direct or indirect interest in the operation of the Plan or in any agreement related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board of Trustees or, with respect to the Fund, by the Fund's shareholders.

TRANSFER AGENT

Forum Financial Corp. (the "Transfer Agent") acts as transfer agent and dividend disbursing agent of the Trust pursuant to a Transfer Agency Agreement. For its services, the Transfer Agent receives with respect to the Fund an annual fee of $12,000 plus $25 per shareholder account. Pursuant to a Fund Accounting Agreement, the Transfer Agent also provides the Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives with respect to the Fund an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Fund's portfolio transactions and positions.


Both the Transfer Agency Agreement and Fund Accounting Agreement were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the respective agreements or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreements. Each of these agreements will remain in effect for a period of one year and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders and in either case by a majority of the Trustees who are not parties to the respective agreement or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreement.


OTHER INFORMATION


As of July 1, 1997 the officers and directors of the Trust owned as a group less than 1% of the outstanding shares of the Fund. Also as of that date, the following persons owned of record 5% or more of the outstanding shares of the
Fund: Bear Stearns Securities Corp.,

581 Main Street, Woodbridge, New Jersey 07095-1198 - 91.21%.



                         4.  DETERMINATION OF NET ASSET VALUE


The Trust determines the net asset value per share of the Fund as of 4:00 P.M., Eastern time, on Fund Business Days (as defined in the Prospectus), by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. The Trust does not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


Securities listed or traded on United States or foreign securities exchanges are valued at the last quoted sales prices on such exchanges prior to the time when assets are valued. Securities listed or traded on certain foreign exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed best to reflect market value. Listed securities that are not traded on a particular day, and securities regularly traded in the over-the-counter market, are valued at the price within the limits of the latest available current bid and asked prices deemed best to reflect market value. In instances where market quotations are not readily available, the security is valued in a manner intended to reflect its fair value. All other securities and assets are valued in a manner determined to reflect their fair value. For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by any major bank.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund Business Day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Fund Business Days in New York and on which the Fund's net asset value is not calculated. Calculation of the net asset value per share of the Fund does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange, Inc. will not be reflected in the Fund's calculation of net asset value unless it is deemed that the particular event would materially affect net asset value, in which case an adjustment will be made.

                              5.  PORTFOLIO TRANSACTIONS

The Fund generally will effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.

Transactions on stock exchanges involve the payment of brokerage commissions.
In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on foreign stock exchanges these commissions are generally fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases the Fund will attempt to negotiate best execution.

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for the Fund (i) to the Fund or
(ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers.
Such research and analysis may be used by the Adviser in connection with services to clients other than the Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies and accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


The Fund contemplates that, consistent with the policy of obtaining best net results, brokerage transactions may be conducted through the Adviser's affiliates, affiliates of those persons or FFSI. The Advisory Agreement authorizes the Adviser to so execute trades. The Board of Trustees has adopted procedures in conformity with applicable rules under the Investment Company Act to ensure that all brokerage commissions paid to these persons are reasonable and fair. For the fiscal years ended March 31, 1997 and June 30, 1996 and 1995, the aggregate brokerage commissions incurred by the Fund were $11,976, $22,929 and $20,667, of which.0% ($0.00) was paid in each year to American Securities Corporation, an affiliate of the Adviser. During those periods, 0.0% of the total dollar amount of transactions by the Fund involving the payment of commissions were effected through American Securities Corporation.


                                    6.  CUSTODIAN

Pursuant to a Custodian Agreement (the "Custodian Agreement"), The First National Bank of Boston, P.O. Box 1959, Boston, Massachusetts, 02105, acts as the custodian of the Funds' assets. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, determining income and collecting interest on Fund investments. The Fund's custodian employs foreign subcustodians to provide custody of the Fund's foreign assets in accordance with applicable regulations. The custodian is paid a fee at an annual rate of 0.02% of the first $100 million of the average daily net assets of the Fund, 0.015% on the next $100 million of the average daily net assets of the Fund and .001% of the average daily net assets over $200 million, and certain transaction fees.

                  7.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Shares of the Fund are sold on a continuous basis by FFSI at net asset value without any sales charge. As of March 31, 1997, the Fund's net asset value per share was $12.84.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if the Board of Trustees determines economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the SEC to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.


Shareholders' rights of redemption may not be suspended, except (i) for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, (ii) for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


                                   8.  TAX MATTERS

FOREIGN INCOME TAXES

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined.

U.S. FEDERAL INCOME TAXES


The Fund intends for each taxable year to qualify for tax treatment as a "regulated investment Trust" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment.

Income received by the Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to that election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata share of foreign taxes paid by the Fund; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or, subject to certain limitations, to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.


The Fund may or may not meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid. Each shareholder will be notified after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and
(ii) the Fund's gross income from foreign sources. Shareholders who are not liable for Federal income taxes, such as retirement plans qualified under
Section 401 of the Code, will not be affected by any "pass through" of foreign taxes.


For Federal income tax purposes, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of (i) foreign currencies, (ii) debt securities denominated in a foreign currency, or (iii) a forward contract denominated in a foreign currency, which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the assets and the date of disposition also are treated as ordinary gain or loss.


The use of certain hedging strategies such as writing and purchasing options, futures contracts and options on futures contracts and entering into foreign currency forward contracts and other foreign instruments, involves complex rules that will determine for income tax purposes the character and timing of recognition of income received by the Fund in connection therewith.

Dividends out of net ordinary income and distributions of net short-term capital gain are eligible, in the case of corporate shareholders, for the dividends-received deduction, subject to proportionate reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than 100% of its gross income (excluding long-term capital gain from securities transactions). A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund more than 45 days. Furthermore, provisions of the tax law disallow the dividends-received deduction to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

                                  9.  OTHER MATTERS

COUNSEL AND AUDITORS


Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by Seward & Kissel, 1200 G Street, N.W., Washington, D.C. 20005.

Deloitte & Touche, LLP, 125 Summer Street, Boston, Massachusetts, 02110, independent auditors, have been selected as auditors for the Trust.


THE TRUST AND ITS SHARES


The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series. Prior to November 25, 1996, the Fund was a separate portfolio named Austin Global Equity Fund of Stone Bridge Funds, Inc., a Maryland corporation.

Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.


FINANCIAL STATEMENTS


The audited financial statements of the Fund for the fiscal year ended March 31, 1997 (included in the Annual Report to Shareholders), which are delivered along with this Statement of Additional Information, are incorporated herein by reference.

                                      APPENDIX A

                          DESCRIPTION OF SECURITIES RATINGS
                          ---------------------------------

CORPORATE BONDS (INCLUDING CONVERTIBLE DEBT)

    (a)  MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

    Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

    (b)  STANDARD & POOR'S CORPORATION ("S&P")

    S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated 'BB' have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated 'B' have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated 'CCC' have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating 'C' is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated 'D' are in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

PREFERRED STOCK

    (a)  MOODY'S

    Moody's rates preferred stock issues as follows:

An issue which is rated aaa is a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue which is rated "aa" is a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue which is rated "a" is an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue which is rated "baa" is a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue which is rated "ba" has speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated "c" can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

    (b)  STANDARD & POOR'S

    Standard & Poor's rates preferred stock issues as follows:

"AAA" is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas if normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated "C" is a non-paying issue.

A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                 OAK HALL EQUITY FUND
--------------------------------------------------------------------------------

Investment Advisor:                          Account Information and
    Oak Hall Capital Advisors, L.P.              Shareholder Servicing:
    122 East 42nd Street                         Forum Financial Corp.
    New York, New York 10005                     Two Portland Square
    (212) 622-1996                               ------Portland, Maine  04101
                                                 800-625-4255
                                                 207-879-0001



                         STATEMENT OF ADDITIONAL INFORMATION
                                    August 1, 1997

Forum Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information ("SAI") supplements the Prospectus date August 1, 1997 offering shares of the Oak Hall Equity Fund (the "Fund") and should be read only in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting shareholder servicing at the address listed above.


TABLE OF CONTENTS

                                                               Page
                                                               ----

         1.   Investment Policies
                and Limitations. . . . . . . . . . . .
         2.   Performance Data . . . . . . . . . . . .
         3.   Management . . . . . . . . . . . . . . .
         4.   Determination of Net Asset Value . . . .
         5.   Portfolio Transactions . . . . . . . . .
         6.   Custodian. . . . . . . . . . . . . . . .
         7.   Additional Purchase and
                Redemption Information . . . . . . . .
         8.   Taxation . . . . . . . . . . . . . . . .
         9.   Other Matters. . . . . . . . . . . . . .

         Appendix A - Description of Securities Ratings

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                  1.  INVESTMENT POLICIES AND LIMITATIONS

RATINGS AS INVESTMENT CRITERIA

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to corporate bonds, including convertible securities by Moody's and S&P is included in Appendix A to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Oak Hall Capital Advisors, L.P. (the "Adviser") will consider such an event in determining whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

LOWER RATED DEBT SECURITIES

The Fund may invest up to 25% of its total assets in heavily discounted non-investment grade, high risk, corporate debt securities (commonly referred to as junk bonds). While the market for these high yield debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of these securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.


The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower rated securities will be valued in accordance with procedures established by the Trust's Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities, and the Fund's ability to dispose of these lower-rated securities.


The market prices of lower rated securities may fluctuate more than the prices of higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Although no securities investment is without some risk, investment in convertible securities generally entails less risk than in the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities which are rated b by Moody's generally lack characteristics of a desirable investment. Convertible securities which are rated B by S&P are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

WARRANTS

The Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price paid for the warrant and the right to purchase the underlying security. The Fund may not invest more than 2% of its net assets in warrants not traded on the American or New York Stock Exchange.

TEMPORARY DEFENSIVE POSITION


When the Adviser believes that business or financial conditions warrant, the Fund may assume a temporary defensive position. For temporary defensive purposes, the Fund may invest without limit in cash or in investment grade cash equivalents, including (i) short-term obligations of the U.S. Government and its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars (or the equivalent in other currencies) and that are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-2 or higher by S&P or Prime-2 or higher by Moody's or, if not rated, determined by the Adviser to be of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) money market mutual funds.


FOREIGN CURRENCY FORWARD CONTRACTS

Investments in foreign companies will usually involve currencies of foreign countries. In addition, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. Accordingly, the value of the assets of the Fund as measured in United

States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Fund. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

The Fund may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, the Fund may enter into forward currency contracts in connection with existing portfolio positions. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Fund to incur losses on these contracts and transaction costs. The Adviser does not intend to enter into forward contracts on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to such contracts or the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

At or before the settlement of a forward currency contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract. If the Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been a change in forward contract prices. Additionally, although forward contracts may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global, around-the-clock market.


Under normal circumstances, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. When required by applicable regulatory guidelines, the Fund will set aside cash, U.S. Government securities or other liquid assets in a segregated account with its custodian in the prescribed amount.


HEDGING STRATEGIES


As discussed in the Prospectus, the Adviser may engage in certain options and futures strategies to attempt to hedge the Fund's portfolio. The instruments in which the Fund may invest include (i) options on securities, stock indexes and foreign currencies, (ii) stock index and foreign currency futures contracts ("futures contracts"), and (iii) options on futures contracts. Use of these instruments is subject to regulation by the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which options and futures are traded, and the Commodities Futures Trading Commission (the "CFTC").


The various strategies referred to herein and in the Fund's Prospectus are intended to illustrate the type of strategies that are available to, and may be used by, the Adviser in managing the Fund's portfolio. No assurance can be given, however, that any strategies will succeed.

The Fund will not use leverage in its hedging strategies. In the case of transactions entered into as a hedge, the Fund will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. The Fund will not enter into a hedging strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting

("covered") position or (2) cash, U.S. Government securities or other liquid assets with a value sufficient at all times to cover its potential obligations. When required by applicable regulatory guidelines, the Fund will set aside cash, U.S. Government securities or other liquid assets in a segregated account with its custodian in the prescribed amount. Any assets used for cover or held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


The Fund is subject to the following restrictions in its use of options and futures contracts. The Fund will not (i) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged through the use of options or futures contracts, (ii) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets, or (iii) purchase call options if, as a result, the current value of options premiums for options purchased would exceed 5% of the Fund's total assets.

OPTIONS STRATEGIES. The Fund may purchase put and call options written by others and write (sell) put and call options covering specified securities, stock index-related amounts or currencies. A put option (sometimes called a "standby commitment") gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency or security. The Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options, currently are treated as illiquid securities.

The Fund may purchase call options on equity securities that the Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.


The Fund may write covered call options. The Fund may write call options on behalf of the Fund when the Adviser believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs. The Fund may write covered put options only to effect closing transactions.

The Fund may purchase and write put and call options on stock indices in much the same manner as the equity security options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities which are being hedged. Stock index options are settled exclusively in cash.


FOREIGN CURRENCY OPTIONS AND RELATED RISKS. The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Foreign Currency Forward Transactions" which influence foreign exchange sales and investments generally.


The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option contract by entering into a closing transaction. For instance, if the Fund wished to terminate its potential obligation to sell securities or currencies under a call option it had written, a call option of the same type would be purchased by the Fund. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

    (1) The successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets, or in the case of a stock index option, fluctuations in the market sector represented by the index.

    (2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

    (3) A position in an exchange listed option may be closed out only on an exchange which provides a market for identical options. Most exchange listed options relate to equity securities. Exchange markets for options on foreign currencies are relatively new and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, the Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by the Fund may result in material losses to the Fund.

    (4) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

FUTURES STRATEGIES. A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash, securities or currencies as called for in the contract at a specified future date and at a specified price. For stock index futures contracts, delivery is of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the time of the contract and the close of trading of the contract.

The Fund may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of the Fund's securities. To the extent that the Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. These purchases would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in the future.

The Fund may purchase call options on a stock index future as a means of obtaining temporary exposure to market appreciation at limited risk. This strategy is analogous to the purchase of a call option on an individual stock, in that it can be used as a temporary substitute for a position in the stock itself. The Fund may purchase a call option on a stock index future to hedge against a market advance in stocks which the Fund planned to acquire at a future date. The Fund may also purchase put options on stock index futures contracts. These purchases are analogous to the purchase of protective puts on individual stocks, where a level of protection is sought below which no additional economic loss would be incurred by the Fund. The Fund may write covered call options on stock index futures contracts as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. This is analogous to writing covered call options on securities.

The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Fund's foreign securities holdings. The Fund may purchase a foreign currency futures contract to hedge against an anticipated foreign exchange rate increase pending completion of anticipated transactions. Such a purchase would serve as a temporary measure to protect the Fund against such increase. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk.
The Fund may write call options on foreign currency futures contracts as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.


SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into futures contracts; rather, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Government securities generally equal to 5% or less of the contract value. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, would be made on a daily basis as the value of the futures position varies. When writing a call on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.



Holders and writers of futures and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. For example, futures contracts on broad-based stock indices can currently be entered into with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange, the Value Line Composite Stock Index on the Kansas City Board of Trade and the Major Market Index of the Chicago Board of Trade.


Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation
of positions.   In such event, it may not be possible for the Fund to
close a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin. In addition:

    (1) Successful use by the Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and currency markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.


    (2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged securities or currencies due to price distortions in the futures market or otherwise. There may be several reasons unrelated to the value of the underlying securities or currencies which causes this situation to occur. As a result, a correct forecast of general market trends still may not result in successful hedging through the use of future contracts over the short term.


    (3) There is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

    (4) Like other options, options on futures contracts have a limited life. The Fund will not trade options on futures contracts on any exchange or board of trade unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions.

    (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

    (6) The Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

    (7) Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. In addition, settlement of foreign currency futures contracts must occur within the country issuing that currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and the Fund may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.


REGULATORY COMPLIANCE WITH RESPECT TO COMMODITY FUTURES CONTRACTS
AND COMMODITY OPTIONS

The Fund may invest in certain financial futures contracts and options contracts in accordance with the policies described in the Prospectus and above. The Fund will only invest in futures contracts, options on futures contracts and other options contracts that are subject to the jurisdiction of the CFTC after filing a notice of eligibility and otherwise complying with the requirements of Section 4.5 of the rules of the CFTC. Under that section the Fund would be permitted to purchase such futures or options contracts only for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however. that in addition, with respect to positions in commodity futures and option contracts not for bona fide hedging purposes, the Fund represents that the aggregate initial margin and premiums required to establish these positions (subject to certain exclusions) will not exceed 5% of the liquidation value of the Fund's assets after taking into account unrealized profits and losses on any such contract the Fund has entered into.


REVERSE REPURCHASE AGREEMENTS


Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


The Fund may purchase portfolio securities on a when-issued and purchase or sell portfolio securities on forward commitment basis. When-issued or forward commitment transactions arise when securities are purchased by the Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. When the Fund enters into a forward commitment transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of the security, although delivery and payment occur at a later date. To facilitate such acquisitions, the Fund will maintain with its custodian a separate account with portfolio securities in an amount at least equal to such commitments.

At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. The value of the fixed income securities to be delivered in the future will fluctuate as interest rates and the credit of the underlying issuer vary. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the securities held in the separate account or from other available sources of cash. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, realize a gain or loss due to market fluctuation.


To the extent the Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to dispose of the right to acquire these securities before the settlement date if deemed advisable.

The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the current market values.


When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. No when-issued or forward commitments will be made by the Fund if, as a result, more than 10% of the value of the Fund's total assets would be committed to such transactions.


INVESTMENT LIMITATIONS

The Fund has adopted the following additional investment limitations which are fundamental policies of the Fund and may not be changed without shareholder approval. The Fund may not:


    (1) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted to be incurred by the Fund. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.


    (2) Borrow money, except that the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets.


    (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the Securities Act of 1933.


    (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

    (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).


    (6) Issue senior securities except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the Investment Company Act of 1940 ("1940 Act") or an exemptive order; (b) the Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act.

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Trust's Board of Trustees (the "Board of Trustees") without shareholder approval. The Fund:

    (a) May borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made; provided that any such temporary or emergency borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.


    (b) May not purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options, futures and options on futures.

    (c) May not invest in securities of another registered investment company except to the extent permitted by the 1940 Act.


    (d) May not invest in interests in oil or gas or interests in other mineral exploration or development programs.

    (e) May not invest in or hold securities of any issuer if officers and directors of the Trust or the Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

    (f) May not invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the fund's total assets would be so invested.

    (g) May not invest more than 15% of its net assets in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.


Except as required by the 1940 Act, whenever an amended or restated investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset. Any subsequent change in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations. If the Fund were to invest in money market funds as described in limitation (c), it would indirectly incur its proportionate share of the advisory and other expenses of the money market fund.


FUNDAMENTAL POLICIES

Those policies of the Fund which are deemed to be fundamental may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the

Fund's outstanding voting securities, as defined in the 1940 Act means the lesser of: (i) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.


                            2.  PERFORMANCE DATA

The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's net asset value, yield and total return will fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.


The Fund's total return for the fiscal year ended March 31, 1997 was 1.40%. This figure represents unannualized total return for the nine month period June 30, 1996 through March 31, 1997. Total return for the twelve months ending March 31, 1997 was 3.0%. For the period beginning July 13, 1992 (the commencement of public operations) to March 31, 1997, the Fund's average annual total return was 10.92%.

In performance advertising the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performances over past time periods such as those published by Ibbotson Associates. In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.


TOTAL RETURN CALCULATIONS

The Fund may advertise total return. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years.
While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment, over such periods according to the following formula:

          n
    P(1+T)  = ERV; where:

         P = a hypothetical initial payment of $1,000;
         T = average annual total return;
         n = number of years; and
              ERV = ending redeemable value (ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.


In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Period total return is calculated according to the following formula:

    PT = (ERV/P-1); where:

         PT = period total return;
              The other definitions are the same as in average annual total return above.

                               3.  MANAGEMENT

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President (age 54)

    President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, LLC (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator and for which Forum Financial Services, Inc. serves as distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 53)

    Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 54)

    President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 53)

    Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant
Secretary (age 41)

    Managing Director at Forum Financial Services, Inc. since
    September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

Robert Campbell, Treasurer (age 36)

    Director of Fund Accounting, Forum Financial Corp., with which he has been associated since April 1997. Prior thereto, Mr. Campbell was the Vice President of Domestic Operations for State Street Fund Services in Toronto, Ontario, and prior to that, Mr. Campbell served as Assistant Vice President/Fund Manager of Mutual Fund, State Street Bank & Trust in Boston, Massachusetts. Mr. Campbell is also treasurer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary (age 35)

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Assistant Secretary (age 44)

    Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Cheryl O. Tumlin, Assistant Secretary (age 31)

    Assistant Counsel, Forum Financial Services, Inc., with which she has been associated since July 1996. Prior thereto, Ms. Tumlin was on the staff of the U.S. Securities and Exchange Commission as an attorney in the Division of Market Regulation and prior thereto Ms. Tumlin was an associate with the law firm of Robinson Silverman Pearce Aronsohn & Berman in New York, New York. Ms. Tumlin is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

M. Paige Turney, Assistant Secretary (age 28).

    Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1995. Ms. Turney was employed from 1992 as a Senior Fund Accountant with First Data Corporation in Boston, Massachusetts. Ms. Turney is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Prior thereto she was a student at Montana State University Her address is Two Portland Square, Portland, Maine 04101.

TRUSTEE COMPENSATION. Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of the Trust and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.

The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the fiscal year ended March 31, 1997.

                               Accrued      Annual
                  Aggregate    Pension   Benefits Upon     Total
   Trustee      Compensation   Benefits   Retirement     Compensation
   -------       ------------   --------   ----------     ------------
   Mr. Keffer       None        None        None            None
   Mr. Azariadis   $4,000       None        None           $4,000
   Mr. Cheng       $4,000       None        None           $4,000
   Mr. Parish      $4,000       None        None           $4,000

THE INVESTMENT ADVISER


Pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"), the Fund's investment adviser, Oak Hall Capital Advisors, L.P. furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Advisory Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to the Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that the Adviser may render services to others. In addition to receiving its advisory fee from the Fund of 0.75% of the Fund's average daily net assets, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Fund. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Fund with respect to the client's assets invested in the Fund.


The following table shows the dollar amount of fees payable under the Investment Advisory Agreement between the Fund and Oak Hall Capital Advisors, L.P., the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser. The data is for the past three fiscal years.

                             Advisory Fee  Advisory Fee  Advisory Fee
                                 Payable      Waived      Retained
                                  -------      ------      --------

Oak Hall Equity Fund
    Year Ended March 31, 1997     $54,263     $54,263          $0
    Year Ended June 30, 1996      $110,257    $64,502      45,755
    Year Ended June 30, 1995      194,367           0     194,367

ADMINISTRATION

Pursuant to an Administration Agreement approved by the Board of Trustees on June 19, 1997, Forum Administrative Services, LLC ("FAS") supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent, fund accountant and custodian and arranging for maintenance of books and records of the Trust). FAS also provides persons satisfactory to the Board of Trustees to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAS, the Adviser or their respective affiliates. In addition, under the Agreement, FAS is directly responsible for managing the Trust's regulatory and legal compliance and overseeing the preparation of its registration statement.

Until May 31, 1994, Stone Bridge Trust Company ("SBTC"), as administrator, and FFSI, as sub-administrator, supervised the overall management of the Fund, which was then a series of The Stone Bridge Funds, Inc., a registered management investment company (the "Company"), including the administrative duties described above, pursuant to a Co-Administration Agreement and a Distribution and Administration Agreement, respectively. Effective June 1, 1994, the Company entered into an Administration and Distribution Agreement with FFSI under which FFSI provided the administration and distribution services it has provided since the Fund's inception and assumed the administrative responsibilities formerly performed by SBTC. As of November 25, 1996, administrative services were provided to the Fund pursuant to a Management and Distribution Agreement between the Trust and FFSI. Effective June 19, 1997, administrative services are provided by FAS under the current Administration Agreement with the Trust.

For the fiscal years ending March 31, 1997 and June 30, 1996 and 1995, the fees under the former Administration and Distribution Agreement and Management and Distribution Agreement were $18,088, $36,752 and $75,871, respectively.

DISTRIBUTION

FFSI acts as distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust approved by the Board on June 19, 1997 (the "Distribution Agreement"). The Distribution Agreement will remain in effect for a period of twelve months from the date of its effectiveness and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by the shareholders and, in either case, by a majority of the Trustees who are not parties to the agreement or interested persons of any such party and do not have any direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Fund by vote of the Fund's shareholders or by either party to the agreement on 60 days' written notice to the Trust. The Distribution Agreement also provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

In accordance with Rule 12b-1 adopted by the SEC, the Trust has adopted a distribution plan ("Plan"), which provides that all written agreements relating to the Plan must be in a form satisfactory to the Board of Trustees. In addition, the Plan requires the Trust and FFSI to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by FFSI pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Trustees, including a majority of directors who are not interested persons of the Trust and who have no direct or indirect interest in the operation of the Plan or in any agreement related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Trustees in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of the Board of Trustees or, with respect to the Fund, by the Fund's shareholders.


TRANSFER AGENT

Forum Financial Corp. (the "Transfer Agent") acts as transfer agent and dividend disbursing agent of the Trust pursuant to a Transfer Agency Agreement. For its services, the Transfer Agent receives with respect to the Fund an annual fee of $12,000 plus $25 per shareholder account. Pursuant to a Fund Accounting Agreement, the Transfer Agent also provides the Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives with respect to the Fund an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Fund's portfolio transactions and positions.


Both the Transfer Agency Agreement and Fund Accounting Agreement were approved by the Board of Trustees, including a majority of the Trustees who are not parties to the respective agreements or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreements. Each of these agreements will remain in effect for a period of one year and will continue in effect thereafter only if its continuance is specifically approved at least annually by the Board of Trustees or by a vote of the shareholders and in either case by a majority of the Trustees who are not parties to the respective agreement or interested persons of any such party, at a meeting called for the purpose of voting on the respective agreement.


EXPENSES


Subject to the obligations of the Adviser to reimburse the Trust for its excess expenses as described in the Prospectus, the Trust has, under the Advisory Agreement, confirmed its obligation to pay all its other expenses.

The Trust's expenses include: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian and transfer agent; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; compensation of the Trust's trustees; compensation of the Trust's officers and employees who are not employees of the Adviser, FAS or their respective affiliates and costs of other personnel performing services for the Trust; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; state securities laws registration fees and related expenses; the fees payable under the Advisory Agreement, the Administration Agreement and the Distribution and Sub-Administration Agreement; and any fees and expenses payable pursuant to the Plan.

OTHER INFORMATION


As of July 1, 1997, the officers and directors of the Trust owned as a group owned less than 1% of the outstanding shares of the Fund. Also as of that date, no persons owned of record 5% or more of the outstanding shares of the Fund.


                    4.  DETERMINATION OF NET ASSET VALUE


The Trust determines the net asset value per share of the Fund as of 4:00 P.M., Eastern time, on Fund Business Days (as defined in the Prospectus), by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. The Trust does not determine net asset value on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                         5.  PORTFOLIO TRANSACTIONS


The Fund generally will effect purchases and sales of securities through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.


The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for the Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by the Adviser in connection with services to clients other than the Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies and accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.


The Fund contemplates that, consistent with the policy of obtaining best net results, brokerage transactions may be conducted through the Adviser's affiliates, affiliates of those persons or Forum. The Advisory Agreement authorizes the Adviser to so execute trades. The Board of Trustees has adopted procedures in conformity with applicable rules under the Investment Company Act to ensure that all brokerage commissions paid to these persons are reasonable and fair. For the Trust's fiscal years ended March 31, 1997, and June 30, 1996 and 1995 the aggregate brokerage commissions incurred by the Fund were $66,316, $198,598 and $450,930, respectively, of which 0%, 5.1% and 11.37%
($0, $10,095 and $51,250), respectively, was paid to American Securities Corporation, an affiliate of the Adviser. During those periods, approximately 0%, 4.67% and 5.66%, respectively, of the total dollar amount of transactions by the Fund involving the payment of commissions were effected through American Securities Corporation.


                               6.  CUSTODIAN


Pursuant to a Custodian Agreement (the "Custodian Agreement"), The First National Bank of Boston, P.O. Box 1959, Boston, Massachusetts, 02105, acts as the custodian of the Funds' assets. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, determining income and collecting interest on Fund investments. The Fund's custodian employs foreign subcustodians to provide custody of the Fund's foreign assets in accordance with applicable regulations. The custodian is paid a fee at an annual rate of 0.02% of the first $100 million of the average daily net assets of the Fund, 0.015% on the next $100 million of the average daily net assets of the Fund and .01% of the average daily net assets over $200 million, and certain transaction fees.


             7.  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are sold on a continuous basis by FFSI at the net asset value next determined without any sales charge. As of March 31, 1997, the Fund's net asset value was $13.80.

Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partly in portfolio securities if the Board of Trustees determines economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.


In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus from time to time.

Shareholders' rights of redemption may not be suspended, except (i) for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, (ii) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iii) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that (i) are not restricted as to transfer either by law or liquidity of market and
(ii) have a value which is readily ascertainable (and not established only by valuation procedures).

                                8.  TAXATION

The Fund intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the

Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.


A portion of the dividends paid out of the Fund's net ordinary income may be eligible for the dividends received deduction allowed to corporations.

For federal income tax purposes, gains and losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss.

For federal income tax purposes, when equity or over-the-counter put and call options which the Fund has purchased or sold or expire unexercised, the premiums paid by the Fund give rise to short or long-term capital losses at the time of sale or expiration (depending on the Fund's holding period with respect to the put or call). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the security purchased is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the related security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the security is decreased (increased in the case of a call) for tax purposes by the premium received. There may be short or long term gains and losses associated with closing purchase or sale transactions.

In addition, the use of certain hedging strategies such as writing and purchasing options, futures contracts and options on futures contracts, and entering into foreign currency forward contracts and other foreign instruments, involves complex rules that will determine for income tax purposes the character and timing of recognition of income received in connection therewith.

                             9.  OTHER MATTERS

COUNSEL AND AUDITORS


Legal matters in connection with the issuance of shares of stock of the Trust are passed upon by Seward & Kissel, 1200 G. Street, NW,
Washington, DC 20005.

Deloitte & Touche, LLP, 125 Summer Street, Boston, Massachusetts,
02110, independent auditors, have been selected as auditors for the Trust.


FINANCIAL STATEMENTS


The audited financial statements of the Fund for the fiscal year ended March 31, 1997 (included in the Annual Report to Shareholders), which are delivered along with this Statement of Additional Information, are incorporated herein by reference.

                                 APPENDIX A

                     DESCRIPTION OF SECURITIES RATINGS


CORPORATE BONDS (INCLUDING CONVERTIBLE DEBT)

    (A)  MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

    Moody's rates corporate bond issues, including convertible debt issues, as follows:

    Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

    Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note:  Those bonds in the Aa, A, Baa, Ba or B groups which
Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

    (B)  STANDARD & POOR'S CORPORATION ("S&P")

    S&P rates corporate bond issues, including convertible debt issues, as follows:

    Bonds rated AAA have the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

    Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

    Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated 'BB' have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    Bonds rated 'B' have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

    Bonds rated 'CCC' have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

    The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating 'Cl' is reserved for income bonds on which no interest is being paid.

    Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. Bonds rated 'D' are in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

PREFERRED STOCK

    (A)  MOODY'S

    Moody's rates preferred stock issues as follows:

    An issue which is rated aaa is a top-quality preferred stock.
This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

    An issue which is rated "aa" is a high-grade preferred stock.
This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

    An issue which is rated "a" is an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    An issue which is rated "baa" is a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    An issue which is rated "ba" has speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

    An issue which is rated "c" can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

    (B)  STANDARD & POOR'S

    Standard & Poor's rates preferred stock issues as follows:

    "AAA" is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

    A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

    An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas if normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

    Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

    A preferred stock rated "C" is a non-paying issue.

    A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

    To provide more detailed indications of preferred stock quality, the ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                        PART C
                                  OTHER INFORMATION



ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS.

Included in the Prospectus:

    Financial Highlights.

Included in the Statement of Additional Information:

    Audited financial statements for the fiscal year ended March 31, 1997 including Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, Portfolio of Investments and Report of Independent Auditors were filed with the Securities and Exchange Commission via EDGAR for: (i) Daily Assets Treasury Fund, Investors Bond Fund, TaxSavers Bond Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Payson Value Fund, and Payson Balanced Fund on June 6, 1997, accession number 0000912057-97-019701; (ii) Austin Global Equity Fund on June 9, 1997, accession number 0001004402-97-000009; and (iii) Oak Hall Equity Fund on June 6, 1997, accession number 0000912057-97-019699 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended, and incorporated herein by reference.


    Unaudited financial statements for the period October 1, 1996 through February 28, 1997 including Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Notes to Financial Statements, and Financial Highlights for Daily Assets Cash Fund are set forth in Appendix B to the SAI.


    Audited financial statements for the fiscal year ended March 31, 1997 including Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, Portfolio of Investments and Report of Independent Accountants for Quadra Limited Maturity Treasury Fund, filed with the Securities and Exchange Commission on June 5, 1997 for such Fund, accession number 0000912057-97-019598, pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended, and incorporated herein by reference.



    Daily Assets Government Fund.  Not Applicable to this filing.


(b) EXHIBITS.

NOTE: * INDICATES THAT THE EXHIBIT IS INCORPORATED HEREIN BY REFERENCE. ALL REFERENCES TO A POST-EFFECTIVE AMENDMENT ("PEA") OR PRE-EFFECTIVE AMENDMENT ("PREEA") ARE TO PEAS AND PREEAS TO REGISTRANT'S REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 2-67052.


    (1)* Copy of the Trust Instrument of the Registrant dated August 29, 1995 (filed as Exhibit 1 to PEA No. 34 via EDGAR on May 9, 1996, accession number 0000912057-96-008780).

    (2)*  Copy of By-Laws of the Registrant (filed herewith as Exhibit (2))


    (3)   None.

    (4)   (a)  Sections 2.04 and 2.06 of Registrant's Trust Instrument provide as follows:

                    "SECTION 2.04  TRANSFER OF SHARES. Except as otherwise
               provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

                    "SECTION 2.06  ESTABLISHMENT OF SERIES. The Trust created
               hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

                    "All references to Shares in this Trust Instrument shall
               be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

                    "Each Share of a Series of the Trust shall represent an
               equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust."

    (5)   (a)* Form of Investment Advisory Agreement between Registrant and
               Forum Advisors, Inc. (filed as Exhibit 5(a) to PEA No. 33 via EDGAR on January 5, 1996, accession number
               0000912057-96-000216).

          (b)* Form of Investment Advisory Agreement between Registrant and H.M. Payson & Co. relating to the Payson Value Fund and the Payson Balanced Fund (filed as Exhibit 5(b) to PEA No. 33 via EDGAR on January 5, 1996, accession number
               0000912057-96-000216).

          (c)* Investment Advisory Agreement between Registrant and Quadra Capital Partners, L.P. (filed as Exhibit (5)(c) to PEA No. 41 via EDGAR on December 31, 1996, accession number
               0000912057-96-030646).

          (d)* Investment Subadvisory Agreement between Quadra Capital Partners, L.P. and Anhalt/O'Connell, Inc. (filed as Exhibit
               (5)(d) to PEA No. 41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

          (e)* Investment Subadvisory Agreement between Quadra Capital Partners, L.P. and Carl Domino Associates, L.P. (filed as Exhibit (5)(e) to PEA No. 41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

          (f)* Investment Subadvisory Agreement between Quadra Capital Partners, L.P. and McDonald Investment Management, Inc. (filed as Exhibit (5)(f) to PEA No. 41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

          (g)* Investment Subadvisory Agreement between Quadra Capital Partners, L.P. and LM Capital Management, Inc. (filed as Exhibit (5)(g) to PEA No. 41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

          (j) Investment Advisory Agreement between the Registrant and Austin Investment Management, Inc. (filed herewith as Exhibit (5)(j)).

          (k) Investment Advisory Agreement between the Registrant and Oak Hall Capital Advisors, Inc. (filed herewith as Exhibit (5)(k)).

    (6)   (a)* Form of Management and Distribution Agreement between
               Registrant and Forum Financial Services, Inc. (filed as Exhibit 6(a) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

          (b)* Form of Distribution Services Agreement between Registrant and Forum Financial Services, Inc. (filed as Exhibit 6(b) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).


          (c)* Form of Selected Dealer Agreement between Forum Financial Services, Inc. and securities brokers (filed as Exhibit 6(c) to PEA 21).

          (d)* Form of Bank Affiliated Selected Dealer Agreement between Forum Financial Services, Inc. and bank affiliates filed as Exhibit 6(d) of PEA 21).


          (e) Form of Administration Agreement between Registrant and Forum Administrative Services, LLC (filed herewith as Exhibit 6(e)).

          (f) Forum of Distribution Agreement between Registrant and Forum Financial Services, Inc. (filed herewith as Exhibit 6(f)).


    (7)   None.


    (8)   (a)* Form of Transfer Agency Agreement between Registrant and Forum
               Financial Corp. (filed as Exhibit 8(a) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

          (b)* Form of Custodian Agreement between Registrant and the First National Bank of Boston (filed as Exhibit 8(b) to PEA No. 33 via EDGAR on January 5, 1996, accession number
               0000912057-96-000216).

    (9)   (a)* Form of Management Agreement between Registrant and Forum
               Financial Services, Inc. (filed as Exhibit 9(a) to PEA No. 33 via EDGAR on January 5, 1996, accession number
               0000912057-96-000216).

    (10)* Opinion of Seward & Kissel dated January 5, 1996 (filed as Exhibit 10 of PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

    (11)   Consent of independent auditors (filed herewith as Exhibit 11).


    (12)   None.

    (13)* Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of registrant (filed as Exhibit 13 to Registration Statement).

    (14)* Form of Disclosure Statement and Custodial Account Agreement applicable to individual retirement accounts (filed as Exhibit 14 of PEA No. 21).

    (15)  (a)*   Form of Rule 12b-1 Plan adopted by the Registrant
                 (filed as Exhibit 15 of PEA No. 16).

          (b)* Rule 12b-1 Plan adopted by the Registrant with respect to the Payson Value Fund and the Payson Balanced Fund
                 (filed as Exhibit 8(c) of PEA No. 20).

          (c) Rule 12b-1 Plan adopted by the Registrant with respect to the Austin Global Equity Fund (filed herewith as Exhibit 15(c)).

          (d) Rule 12b-1 Plan adopted by the Registrant with respect to the Oak Hall Equity Fund (filed herewith as Exhibit 15(d)).

    (16)  Schedule of Sample Performance Calculations (filed herewith as
          Exhibit 16).


    Other Exhibits*:


          Powers of Attorney (filed as Exhibit 99 to PEA No. 34 via EDGAR on May 9, 1996, accession number 0000912057-96-008780).


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES AS OF JUNE 30, 1997

    Title of Class                                         Number of Holders
    --------------                                         -----------------

    Investors Stock Fund                                                   0
    Investors Bond Fund                                                   75
    TaxSaver Bond Fund                                                    50
    Daily Assets Cash Fund                                                15
    Daily Assets Treasury Fund                                            66
    Daily Assets Government Fund                                           0
    Daily Assets TaxSaver Fund                                             0
    Payson Value Fund                                                    302
    Payson Balanced Fund                                                 379
    Maine Municipal Bond Fund                                            388
    New Hampshire Bond Fund                                               79
    Austin Global Equity Fund                                             11
    Oak Hall Equity Fund                                                 211
    Core Portfolio Plus                                                    0





ITEM 27. INDEMNIFICATION.

    In accordance with Section 3803 of the Delaware Business Trust Act, SECTION
5.2 of the Registrant's Trust Instrument provides as follows:

    "5.2. INDEMNIFICATION.

          "(a) Subject to the exceptions and limitations contained in Section
(b) below:

               "(i)   Every Person who is, or has been, a Trustee or officer of
          the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               "(ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          "(b) No indemnification shall be provided hereunder to a Covered
Person:

               "(i)   Who shall have been adjudicated by a court or body before
          which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

               "(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

               "(A)   By the court or other body approving the settlement;

               "(B)   By at least a majority of those Trustees who are neither
               Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts
               (as opposed to a full trial-type inquiry); or

               "(C)   By written opinion of independent legal counsel based
               upon a review of readily available facts (as opposed to a full trial-type inquiry);

          provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

          "(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          "(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,

    (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

          "(e) Conditional advancing of indemnification monies under this
    Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or
    (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

          "(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

Paragraph 4 of each Investment Advisory Agreement provides in substance as follows:

    "4.   We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or and to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

Paragraphs 3(f) and (g) and paragraph 5 of the Management and Distribution Agreement provide as follows:

    "(f) We agree to indemnify, defend and hold you, your several officers and directors, and any person who controls you within the meaning of
    Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you, your officers and directors or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in our Registration Statement or Prospectus in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything contained in this paragraph 3(f) be so construed as to protect you against any liability to us or our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties under this paragraph. Our agreement to indemnify you, your officers and directors and any such controlling person as aforesaid is expressly conditioned upon our being notified of any action brought against you, your officers and directors or any such controlling person, such notification to be given by letter or by telegram addressed to us at our principal office in New York, New York, and sent to us by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify us of any such action shall not relieve us from any liability which we may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of our indemnity agreement contained in this paragraph 3(f). We will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by us and approved by you. In the event we do elect to assume the defense of any such suit and retain counsel of good standing approved by you, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case we do not elect to assume the defense of any such suit, or in case you do not approve of counsel chosen by us, we will reimburse you or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by you or them. Our indemnification agreement contained in this paragraph 3(f) and our representations and warranties in this agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you, your officers and directors or any controlling person and shall survive the sale of any shares of our common stock made pursuant to subscriptions obtained by you. This agreement of indemnity will inure exclusively to your benefit, to the benefit of your successors and assigns, and to the benefit of your officers and directors and any controlling persons and their successors and assigns. We agree promptly to notify you of the commencement of any litigation or proceeding against us in connection with the issue and sale of any shares of our common stock.

    "(g) You agree to indemnify, defend and hold us, our several officers and directors, and person who controls us within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which we, our officers or directors, or any such controlling person may incur under the Act or under common law or otherwise, but only to the extent that such liability, or expense incurred by us, our officers or directors or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by you in your capacity as distributor to us for use in our Registration Statement or Prospectus in effect from time to time under the Act, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading. Your agreement to indemnify us, our officers and directors, and any such controlling person as aforesaid is expressly conditioned upon your being notified of any action brought against us, our officers or directors or any such controlling person, such notification to be given by letter or telegram addressed to you at your principal office in New York, New York, and sent to you by the person against whom such action is brought, within ten days after the summons or other first legal process shall have been served. You shall have a right to control the defense of such action, with counsel of your own choosing, satisfactory to us, if such action is based solely upon such alleged misstatement or omission on your part, and in any other event you and we, our officers or directors or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure so to notify you of any such action shall not relieve you from any liability which you may have to us, to our officers or directors, or to such controlling person by reason of any such untrue statement or omission on your part otherwise than on account of your indemnity agreement contained in this paragraph 3(g).

    "5    We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."


Section 9(a) of the Distribution Services Agreement provides:

    "The Company agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses

    (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Company's Registration Statement or the Prospectus or Statement of Additional Information in effect from time to time under the Securities Act and relating to the Fund or arising out of or based upon any alleged omission to state a material fact required to be stated in any thereof or necessary to make the statements in any thereof not misleading; provided, however, that in no event shall anything herein contained be so construed as to protect the Underwriter against any liability to the Company or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Company's agreement to indemnify the Underwriter and any controlling person as aforesaid is expressly conditioned upon the Company's being notified of the commencement of any action brought against the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Company at its principal office in New York, New York, and sent to the Company by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The Company will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Company and approved by the Underwriter. In the event the Company elects to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Company does not elect to assume the defense of the suit or in case the Underwriter does not approve of counsel chosen by the Company, the Company will reimburse the Underwriter or the controlling person or persons named defendant or defendants in the suit for the fees and expenses of any counsel retained by the Underwriter or such person. The indemnification agreement contained in this Section 9 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Company agrees promptly to notify the Underwriter of the Underwriter of the commencement of any litigation or proceeding against the Company in connection with the issue and sale of any of shares of the Fund. The failure to do so notify the Company of the commencement of any such action shall not relieve the Company from any liability which it may have to the person against whom the action is brought by reason of any alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this Section 9."

In so far as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

Forum Advisors, Inc.


    The descriptions of Forum Advisors, Inc. under the caption
    "Management-Adviser" in the Prospectus and Statement of Additional Information relating to the Investors Bond Fund, the TaxSaver Bond Fund, the Daily Assets Cash Fund, the Daily Assets Government Fund, the Daily Assets Treasury Fund, the Maine Municipal Bond Fund, the New Hampshire Bond Fund, constituting certain of Parts A and B, respectively, of the Registration Statement are incorporated by reference herein.


    The following are the directors and officers of Forum Advisors, Inc., Two Portland Square, Portland, Maine 04101, including their business connections which are of a substantial nature.

    John Y. Keffer, President and Secretary.


          Chairman and President of the Registrant; President of Forum Financial Services, Inc. and of Forum Financial Corp., Mr. Keffer is a director and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as administrator and for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

    Sara M. Morris, Treasurer.

          Treasurer of Forum Financial Services, Inc. and of Forum Financial Corp., Ms. Morris is an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

    David I. Goldstein, Secretary.

          Secretary of Forum Financial Services, Inc. and of Forum Financial Corp., Mr. Goldstein is an officer of various registered investment companies for which Forum Administrative Services serves as administrator and for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

    Margaret J. Fenderson, Assistant Treasurer.

          Ms. Fenderson is Assistant Treasurer of Forum Financial Services, Inc. and of Forum Financial Corp.

    Dana Lukens, Assistant Secretary.

          Mr. Lukens is Assistant Secretary of Forum Financial Services, Inc. and of Forum Financial Corp.


H.M. Payson & Co.

    The descriptions of H.M. Payson & Co. under the caption "Management - Adviser" in the Prospectus and Statement of Additional Information, with respect to the Payson Value Fund and the Payson Balanced Fund, constituting certain of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following are the directors and principal executive officers of H.M. Payson & Co., including their business connections which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

    Adrian L. Asherman, Managing Director.

          Portfolio Manager of H.M. Payson & Co. since 1955, General Partner from 1964 to 1987 and Managing Director since 1987. His address is One Portland Square, Portland, Maine 04101.

    John C. Downing, Managing Director and Treasurer.

          Portfolio Manger of H.M. Payson since 1983 and Managing Director since 1992. Mr. Downing has been associated with H.M. Payson since 1983. His address is One Portland Square, Portland, Maine 04101.

    William A. Macleod, Managing Director.

          Portfolio Manager of H.M. Payson & Co. since 1984 and Managing Director since 1989. His address is One Portland Square, Portland, Maine 04101.

    Thomas M. Pierce, Managing Director.

          Portfolio Manager of H.M. Payson & Co. since 1975, General Partner from 1981 to 1987 and Managing Director since 1987. His address is One Portland Square, Portland, Maine 04101.

    Peter E. Robbins, Managing Director.

          Portfolio Manager of H.M. Payson & Co. since 1992, except for the period from January 1988 to October 1990. During that period, Mr. Robbins was president of Mariner Capital Group, a real estate development and non-financial asset management business. General Partner of H.M. Payson & Co. from 1986 to 1987, and Managing Director from 1987 to 1988, and since 1993.

    John H. Walker, Managing Director and President.

          Portfolio Manager of H.M. Payson & Co. since 1967, General Partner from 1974 to 1987, and Managing Director since 1987. Mr. Walker is also a Director of York Holding Company and York Insurance Company. His address is One Portland Square, Portland, Maine 04101.

    Teresa M. Esposito, Managing Director.

          Managing Director of H.M. Payson & Co. since 1995. Her address is One Portland Square, Portland, Maine 04101.

    John C. Knox, Managing Director.

          Managing Director of H.M. Payson & Co. since 1995. His address is One Portland Square, Portland, Maine 04101.

    Harold J. Dixon, Managing Director and Secretary.

          Managing Director of H.M. Payson & Co. since 1995. His address is One Portland Square, Portland, Maine 04101.

    Laura McDill, Managing Director.

          Managing Director of H.M. Payson & Co. since 1995. Her address is One Portland Square, Portland, Maine 04101.

Austin Investment Management, Inc.

    The description of Austin Investment Management, Inc. under the caption "Management - Adviser" in the Prospectus and Statement of Additional Information with respect to the Austin Global Equity Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following is the director and principal executive officer of Austin Investment Management, Inc. 375 Park Avenue, New York, New York 10152, including his business connections which are of a substantial nature.


    Peter Vlachos, Director, President Treasurer and Secretary

Oak Hall Capital Advisors, Inc.

    The description of Oak Hall Capital Advisors, Inc. under the caption "Management - Advisor" in the Prospectus and Statement of Additional Information with respect to the Oak Hall Equity Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following are the directors and principal executive officers of, Oak Hall Capital Advisors, Inc. 122 East 42nd Street, New York, New York 10168, including their business connections which are of a substantial nature.

    Alexander G. Anagnos, Director and Portfolio Manager.

          Consultant to American Services Corporation and Financial Advisor to WR Family Associates.

    Lewis G. Cole, Director.

          Partner, the Law Firm of Strook, Strook & Lavan.

    John C. Hathaway, President, director and Portfolio Manager.

    John J. Hock, Executive Vice President.

    Charles D. Klein, Portfolio Manager.

          Director, American Securities Corporation and Financial Advisor to WR Family Associates.

    David P. Steinmann, Executive Vice President, Secretary and Treasurer.

          Administrator WR Family Associates and Secretary and Treasurer of American Securities Corporation.

Carl Domino Associates, L.P.

    The description of Carl Domino Associates, L.P. under the caption "Management - Advisor" in the Prospectus and Statement of Additional Information with respect to the

    Quadra Value Equity Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following are the directors and principal executive officers of, Carl Domino Associates, L.P., 580 Village Blvd., West Palm Beach, FL 33409 including their business connections which are of a substantial nature.

    Carl J. Domino, Managing Partner & Portfolio Manager.

    Paul Scoville, Jr., Senior Portfolio Manager.

    Ann Fritts Syring, Senior Portfolio Manager.

    John Wagstaff-Callahan, Senior Portfolio Manager.

          Prior to joining Carl Domino Associates, L.P., Mr. Wagstaff-Callahan was a Trustee with Batterymarch Financial Management, Boston, Massachusetts.

    Stephen Krider Kent, Jr., Senior Portfolio Manager.

          Prior to joining Carl Domino Associates, L.P., Mr. Kent was a Senior Portfolio Manager with Gamble, Jones Holbrook & Bent, Carlsbad, California.

Anhalt/O'Connell, Inc.

    The description of Anhalt/O'Connell, Inc. under the caption "Management - Advisor" in the Prospectus and Statement of Additional Information with respect to the Quadra Limited Maturity Treasury Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following are the directors and principal executive officers of, Anhalt/O'Connell, Inc., 345 South Figueroa Street, Suite 303, Los Angeles, CA, including their business connections which are of a substantial nature.

    Paul Edward Anhalt, Managing Director and Chairman.

          Mr. Anhalt is also a partner of Anhalt/O'Connell, a partnership, and was formerly Managing Director and Consulting Economist of Trust Company of the West.

    Michael Frederick O'Connell, Managing Director

          Mr. O'Connell is also a partner of Anhalt/O'Connell, a partnership, and was formerly Managing Director of Trust Company of the West and Vice President of Institutional Research Services, Inc., a registered broker-dealer.

LM Capital Management, Inc.

    The description of LM Capital Management, Inc., under the caption "Management - Advisor" in the Prospectus and Statement of Additional Information with respect to the Quadra Opportunistic Bond Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following are the directors and principal executive officers of, LM Capital Management, Inc., including their business connections which are of a substantial nature.

    Luis Malzel, Managing Director.

    John Chalker, Managing Director

McDonald Investment Management, Inc.

    The description of McDonald Investment Management, Inc., under the caption "Management - Advisor" in the Prospectus and Statement of Additional Information with respect to the Quadra International Equity Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The following are the directors and principal executive officers of McDonald Investment Management, Inc., including their business connections which are of a substantial nature.

    John McDonald, President and Chief Investment Officer.

    Ron Belcot, Vice President - Research and Trading.

    Bill Hallman, Vice President.

    Ray DiBernardo, Vice President., Managing Director

          Mr. DiBernardo was formerly a portfolio manager with Royal Trust.

ITEM 29. PRINCIPAL UNDERWRITER.

    (a) Forum Financial Services, Inc., Registrant's underwriter, serves as underwriter to Core Trust (Delaware), The CRM Funds, The Cutler Trust, The Highland Family of Funds, Monarch Funds, Norwest Funds, Norwest Select Funds, Sound Shore Fund, Inc., and Trans Adviser Funds, Inc.

    (b) John Y. Keffer, President of Forum Financial Services, Inc., is the Chairman and President of the Registrant. Sara M. Morris is the Treasurer of Forum Financial Services. David I. Goldstein, Secretary of Forum Financial Services, Inc., is the Secretary of the Registrant. Margaret J. Fenderson is the Assistant Treasurer of Forum Financial Services, Inc. and Dana Lukens is the Assistant Secretary of Forum Financial Services, Inc. Their business address is Two Portland Square, Portland, Maine 04101.


    (c)   Not Applicable.

ITEM 30. LOCATION OF BOOKS AND RECORDS.


    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Administrative Services, LLC and Forum Financial Corp., Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 28 hereof.


ITEM 31. MANAGEMENT SERVICES.

    Not Applicable.

ITEM 32. UNDERTAKINGS.

(i) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Portland, and State of Maine on the 31st day of July, 1997.


                                        FORUM FUNDS


                                        By:  /s/ John Y. Keffer
                                           -------------------------------------
                                             John Y. Keffer, President


Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed below by the following persons on the 31st day of July, 1997.


          Signatures                                        Title
          ----------                                        -----

(a)  Principal Executive Officer

     /s/ John Y. Keffer                                     President
     ------------------------------                         and Chairman
         John Y. Keffer

(b)  Principal Financial and Accounting Officer

     /s/ Richard C. Butt                                    Treasurer
     ------------------------------
         Richard C. Butt

(c)  A majority of the Trustees

     /s/ John Y. Keffer                                     Trustee
     ------------------------------
         John Y. Keffer

         James C. Cheng*                                    Trustee
         J. Michael Parish*                                 Trustee
         Costas Azariadis*                                  Trustee

         By: /s/ John Y. Keffer
             ----------------------
             John Y. Keffer
             Attorney in Fact*

                                   SIGNATURES


On behalf of Core Trust (Delaware), being duly authorized, I have duly caused this amendment to the Registration Statement of Forum Funds to be signed in the City of Portland, State of Maine on the 31st day of July, 1997.


                                        CORE TRUST (DELAWARE)


                                        By:  /s/ John Y. Keffer
                                             -----------------------------------
                                             John Y. Keffer, President


This amendment to the Registration Statement of Core Trust (Delaware) has been signed below by the following persons in the capacities indicated on the 31st day of July, 1997.


          Signatures                                             Title
          ----------                                             -----

(a)  Principal Executive Officer

     /s/ John Y. Keffer                                     Chairman
     ------------------------------                         and President
         John Y. Keffer

(b)  Principal Financial and Accounting Officer

     /s/ Richard C. Butt                                    Treasurer
     ------------------------------
         Richard C. Butt

(c)  A majority of the Trustees

     /s/ John Y. Keffer                                     Trustee
     ------------------------------
         John Y. Keffer

         Costas Azariadis*                                  Trustee
         J. Michael Parish*                                 Trustee
         James C. Cheng*                                    Trustee

         By: /s/ John Y. Keffer
             ----------------------
             John Y. Keffer
             Attorney in Fact*

                                INDEX TO EXHIBITS

EXHIBIT

(2)            By-laws of the Registrant

(5)(j) Form of Investment Advisory Agreement between the Registrant and Austin Investment Management, Inc.

(5)(k) Form of Investment Advisory Agreement between the Registrant and Oak Hall Capital Advisors, Inc.

(6)(e) Form of Administration Agreement between Registrant and Forum Administrative Services, LLC

(6)(f) Forum of Distribution Agreement between Registrant and Forum Financial Services, Inc.

(11)           Consent of Independent Auditors Deloitte & Touche, LLP

(16)           Schedule of Sample Performance Calculations

(17)           Financial Data Schedule



                                       B1